UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                 811-07852

USAA Mutual Funds Trust

(Exact name of registrant as specified in charter)

15935 La Cantera Pkwy, Building Two, San Antonio, Texas	78256
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-235-8396

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

Item 1. Reports to Stockholders.

JULY 31, 2020

Annual Report

USAA Aggressive Growth Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	3
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	26
Supplemental Information	27
Trustees' and Officers' Information	27
Proxy Voting and Portfolio Holdings Information	33
Expense Examples	33
Additional Federal Income Tax Information	34
Liquidity Risk Management Program	35
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem pedestrian given what we would experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic forecasts moot, but it also roiled stock and bond markets everywhere. It also brought the economy to a near halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on July 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (July 31, 2020) at approximately 3,271, which was up 8.9% from one year ago. Quite the impressive reversal.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of sheltering in place. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving fixed income liquidity and trading. Credit spreads across corporate, high yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.02% at the beginning of our reporting period to approximately 0.55% as of July 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to analyze the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be a guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 235-8396.

Sincerely,

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

2

USAA Mutual Funds Trust

USAA Aggressive Growth Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA  Wasif A. Latif

NewBridge Asset Management, A Victory Capital Investment Franchise

Eric F. Maronak  Jason E. Dahl, CFA
Scott R. Kefer, CFA  Michael B. Koskuba

RS Investments Growth, A Victory Capital Investment Franchise

Scott Tracy, CFA  Stephen J. Bishop
Melissa Chadwick-Dunn  Christopher Clark, CFA
Paul Leung, CFA

•  What were the market conditions over the reporting period?

The U.S. stock market generated solid gains for the reporting period overall. Growth stocks significantly outperformed value stocks, while large-cap stocks outpaced small-cap stocks.

Global financial market performance varied widely over the period driven by optimism of continued economic recovery followed by the novel coronavirus ("COVID-19") shock and uncertainty related to the duration and economic impact of the COVID-19 pandemic. These fears generally led to a "risk-off" environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening. The U.S. large-cap growth space, led by information technology and communication services continued to outperform in the face of the economic threat as they were perceived as "stay-at-home stocks" that would further benefit from economic activity from homes.

Within the United States, the S&P 500® Index dropped nearly 34% at the end of the reporting period from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with optimism that a COVID-19 treatment will eventually emerge. Over the reporting period, the S&P 500 Index retuned 11.96%, with large-cap growth stocks leading the way, up to a return of 29.84% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks significantly underperformed growth stocks over the period. U.S. large-cap value stocks were down to a return of -6.01% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, returned -4.59% as represented by the Russell 2000 Index.

Developed-market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI

3

USAA Mutual Funds Trust

USAA Aggressive Growth Fund (continued)

Managers' Commentary (continued)

EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the year's losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -1.67%, while the MSCI Emerging Markets Index returned 6.55%.

•  How did the USAA Aggressive Growth Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2020, the Fund Shares and Institutional Shares had total returns of 26.30% and 26.33%, respectively. This compares to returns of 29.84% for the Russell 1000® Growth Index (the "Index") and 28.44% for the Lipper Large-Cap Growth Funds Index.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund underperformed the benchmark index as stock selection detracted from performance while sector allocation added to performance versus the Index. In terms of allocation, an overweight to the consumer discretionary and underweight to consumer staples, materials, real estate and financials helped performance. Stock selection within the healthcare, communication services, consumer discretionary, and staples detracted from performance. On the positive side, stock selection in financials and industrials added to the Fund's performance.

Thank you for allowing us to assist you with your investment needs.

4

USAA Mutual Funds Trust

USAA Aggressive Growth Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2020

	Fund Shares	Institutional Shares
INCEPTION DATE	10/19/81	8/1/08
	Net Asset Value	Net Asset Value	Russell 1000® Growth Index[1]	Lipper Large-Cap Growth Funds Index[2]
One Year	26.30%	26.33%	29.84%	28.44%
Five Year	13.91%	13.95%	16.82%	15.38%
Ten Year	15.01%	15.22%	17.28%	15.94%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Aggressive Growth Fund — Growth of $10,000

1The unmanaged Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

2The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

USAA Mutual Funds Trust USAA Aggressive Growth Fund	July 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The USAA Aggressive Growth Fund seeks capital appreciation.

Sector Allocation*:

July 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentage are of the net assets of the Fund and may not equal 100%.

6

USAA Mutual Funds Trust USAA Aggressive Growth Fund	Schedule of Portfolio Investments July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.8%)
Communication Services (11.9%):
Activision Blizzard, Inc.	522,572	$43,180
Alphabet, Inc. Class C (a)	57,830	85,760
Facebook, Inc. Class A (a)	232,373	58,946
Netflix, Inc. (a)	34,113	16,677
Twitter, Inc. (a)	510,988	18,600
		223,163
Consumer Discretionary (19.5%):
Alibaba Group Holding Ltd., ADR (a)	120,001	30,123
Amazon.com, Inc. (a)	49,616	157,019
Booking Holdings, Inc. (a)	6,019	10,004
Burlington Stores, Inc. (a)	141,912	26,679
Chipotle Mexican Grill, Inc. (a)	11,780	13,608
Lululemon Athletica, Inc. (a)	123,082	40,074
Nike, Inc. Class B	194,709	19,006
Starbucks Corp.	63,872	4,888
Target Corp.	103,480	13,026
Tesla, Inc. (a)	11,690	16,726
The Home Depot, Inc.	68,849	18,279
The TJX Cos., Inc.	288,656	15,007
		364,439
Consumer Staples (1.2%):
Church & Dwight Co., Inc.	76,934	7,411
Constellation Brands, Inc. Class A	84,888	15,127
		22,538
Electronic Equipment, Instruments & Components (1.4%):
Amphenol Corp. Class A	91,716	9,700
Keysight Technologies, Inc. (a)	168,245	16,806
		26,506
Financials (1.4%):
MSCI, Inc.	71,483	26,876
Health Care (16.1%):
Align Technology, Inc. (a)	33,097	9,725
bluebird bio, Inc. (a)	109,839	6,667
Bristol-Myers Squibb Co.	286,666	16,816
Charles River Laboratories International, Inc. (a)	75,282	14,980
Edwards Lifesciences Corp. (a)	349,014	27,366
Eli Lilly & Co.	92,780	13,944
Masimo Corp. (a)	126,823	27,916
Royalty Pharma PLC Class A (a)	414,854	17,859
Sage Therapeutics, Inc. (a)	74,643	3,401
UnitedHealth Group, Inc.	150,774	45,651
Veeva Systems, Inc. Class A (a)	129,130	34,164
Vertex Pharmaceuticals, Inc. (a)	143,451	39,019

See notes to financial statements.

7

USAA Mutual Funds Trust USAA Aggressive Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
West Pharmaceutical Services, Inc.	50,073	$13,463
Zoetis, Inc.	205,725	31,205
		302,176
Industrials (6.2%):
CoStar Group, Inc. (a)	37,012	31,452
FTI Consulting, Inc. (a) (b)	78,493	9,375
IDEX Corp.	75,830	12,498
IHS Markit Ltd.	125,134	10,102
Old Dominion Freight Line, Inc.	58,647	10,722
Roper Technologies, Inc.	33,785	14,610
Trane Technologies PLC	68,514	7,665
Uber Technologies, Inc. (a)	647,640	19,597
		116,021
IT Services (13.7%):
EPAM Systems, Inc. (a)	97,411	28,257
Fiserv, Inc. (a)	162,135	16,179
PayPal Holdings, Inc. (a)	360,000	70,586
Shopify, Inc. Class A (a)	21,296	21,807
Twilio, Inc. Class A (a)	128,162	35,555
Visa, Inc. Class A	440,578	83,886
		256,270
Real Estate (1.1%):
American Tower Corp.	80,525	21,048
Semiconductors & Semiconductor Equipment (6.5%):
Lam Research Corp.	37,075	13,983
Marvell Technology Group Ltd.	343,838	12,540
NVIDIA Corp.	149,856	63,628
QUALCOMM, Inc.	178,045	18,803
STMicroelectronics NV, NYS	494,061	13,804
		122,758
Software (16.2%):
Adobe, Inc. (a)	64,185	28,519
Fair Isaac Corp. (a)	37,492	16,466
Microsoft Corp.	436,852	89,560
Proofpoint, Inc. (a)	134,437	15,550
RingCentral, Inc. Class A (a)	83,525	24,245
Salesforce.com, Inc. (a)	185,536	36,151
ServiceNow, Inc. (a)	118,621	52,099
Synopsys, Inc. (a)	49,497	9,861
The Trade Desk, Inc. Class A (a)	39,877	17,997
Workday, Inc. Class A (a)	62,068	11,229
		301,677
Technology Hardware, Storage & Peripherals (3.6%):
Apple, Inc.	157,051	66,753
Total Common Stocks (Cost $1,117,623)		1,850,225

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Aggressive Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (0.0%) (c)
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.13% (d)	2,200	$2
HSBC U.S. Government Money Market Fund I Shares, 0.08% (d)	22,700	23
Total Collateral for Securities Loaned (Cost $25)		25
Total Investments (Cost $1,117,648) — 98.8%		1,850,250
Other assets in excess of liabilities — 1.2%		23,319
NET ASSETS — 100.00%		$1,873,569

At July 31, 2020 the Fund's investments in foreign securities were 8.2% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Amount represents less than 0.05% of net assets.

(d)  Rate disclosed is the daily yield on July 31, 2020.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PLC — Public Limited Company

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Aggressive Growth Fund
Assets:
Investments, at value (Cost $1,117,648)	$1,850,250	(a)
Cash and cash equivalents	19,714
Receivables:
Interest and dividends	208
Capital shares issued	634
Investments sold	10,218
From Adviser	2
Prepaid expenses	39
Total assets	1,881,065
Liabilities:
Payables:
Collateral received on loaned securities	25
Investments purchased	5,882
Capital shares redeemed	561
Accrued expenses and other payables:
Investment advisory fees	595
Administration fees	232
Custodian fees	14
Transfer agent fees	139
Compliance fees	1
Other accrued expenses	47
Total liabilities	7,496
Net Assets:
Capital	1,188,251
Total accumulated earnings/(loss)	685,318
Net assets	$1,873,569
Net Assets:
Fund Shares	$1,861,282
Institutional Shares	12,287
Total	$1,873,569
Shares (unlimited number of shares authorized with no par value):
Fund Shares	40,449
Institutional Shares	262
Total	40,711
Net asset value, offering and redemption price per share: (b)
Fund Shares	$46.02
Institutional Shares	$46.82

(a)  Includes $24 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

10

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2020

(Amounts in Thousands)

USAA Aggressive Growth Fund
Investment Income:
Dividends	$8,539
Interest	363
Securities lending (net of fees)	90
Total income	8,992
Expenses:
Investment advisory fees	7,056
Administration fees — Fund Shares	2,405
Administration fees — Institutional Shares	11
Sub-Administration fees	52
Custodian fees	114
Transfer agent fees — Fund Shares	1,742
Transfer agent fees — Institutional Shares	11
Trustees' fees	46
Compliance fees	11
Legal and audit fees	87
State registration and filing fees	43
Other expenses	95
Total expenses	11,673
Expenses waived/reimbursed by Adviser	(13)
Net expenses	11,660
Net Investment Income (Loss)	(2,668)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(42,542)
Net change in unrealized appreciation/depreciation on investment securities	440,177
Net realized/unrealized gains (losses) on investments	397,635
Change in net assets resulting from operations	$394,967

See notes to financial statements.

11

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Aggressive Growth Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
From Investments:
Operations:
Net investment income (loss)	$(2,668)	$4,716
Net realized gains (losses) from investments	(42,542)	294,543
Net change in unrealized appreciation/depreciation on investments	440,177	(213,886)
Change in net assets resulting from operations	394,967	85,373
Distributions to Shareholders:
Fund Shares	(273,925)	(223,656)
Institutional Shares	(2,048)	(1,695)
Change in net assets resulting from distributions to shareholders	(275,973)	(225,351)
Change in net assets resulting from capital transactions	118,415	171,815
Change in net assets	237,409	31,837
Net Assets:
Beginning of period	1,636,160	1,604,323
End of period	$1,873,569	$1,636,160
Capital Transactions:
Fund Shares
Proceeds from shares issued	$115,595	$147,097
Distributions reinvested	270,045	220,904
Cost of shares redeemed	(267,501)	(197,789)
Total Fund Shares	$118,139	$170,212
Institutional Shares
Proceeds from shares issued	$3,528	$10,190
Distributions reinvested	2,005	1,661
Cost of shares redeemed	(5,257)	(10,248)
Total Institutional Shares	$276	$1,603
Change in net assets resulting from capital transactions	$118,415	$171,815
Share Transactions:
Fund Shares
Issued	2,965	3,315
Reinvested	7,237	5,648
Redeemed	(6,745)	(4,535)
Total Fund Shares	3,457	4,428
Institutional Shares
Issued	85	224
Reinvested	53	42
Redeemed	(142)	(230)
Total Institutional Shares	(4)	36
Change in Shares	3,453	4,464

See notes to financial statements.

12

This page is intentionally left blank.

13

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Aggressive Growth Fund
Fund Shares
Year Ended July 31, 2020	$43.91	(0.07	)(b)	9.82	9.75	(0.04)	(7.60)
Year Ended July 31, 2019	$48.92	0.13		1.72	1.85	(0.08)	(6.78)
Year Ended July 31, 2018	$43.96	0.19		8.79	8.98	(0.19)	(3.83)
Year Ended July 31, 2017	$40.02	0.36		6.30	6.66	(0.33)	(2.39)
Year Ended July 31, 2016	$42.55	0.33		(0.20)	0.13	(0.33)	(2.33)
Institutional Shares
Year Ended July 31, 2020	$44.54	(0.05	)(b)	9.98	9.93	(0.05)	(7.60)
Year Ended July 31, 2019	$49.55	0.14	(b)	1.75	1.89	(0.12)	(6.78)
Year Ended July 31, 2018	$44.36	0.14	(b)	8.93	9.07	(0.05)	(3.83)
Year Ended July 31, 2017	$40.39	0.21	(b)	6.52	6.73	(0.37)	(2.39)
Year Ended July 31, 2016	$42.92	0.44		(0.24)	0.20	(0.40)	(2.33)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

(d)  Prior to December 1, 2017, USAA Asset Management Company ("AMCO") (previous Investment Adviser) had voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.70% of the Institutional Shares' average daily net assets.

See notes to financial statements.

14

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^		Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Aggressive Growth Fund
Fund Shares
Year Ended July 31, 2020	(7.64)	$46.02	26.30%	0.72%		(0.17)%	0.72%		$1,861,282	64%
Year Ended July 31, 2019	(6.86)	$43.91	5.53%	0.72%		0.30%	0.72%		$1,624,319	78%
Year Ended July 31, 2018	(4.02)	$48.92	21.57%	0.75	%(c)	0.32%	0.75	%(c)	$1,592,944	57%
Year Ended July 31, 2017	(2.72)	$43.96	17.92%	0.81	%(c)	0.57%	0.81	%(c)	$1,340,385	51%
Year Ended July 31, 2016	(2.66)	$40.02	0.36%	0.85	%(c)	0.30%	0.85	%(c)	$1,208,124	70%
Institutional Shares
Year Ended July 31, 2020	(7.65)	$46.82	26.33%	0.70%		(0.13)%	0.81%		$12,287	64%
Year Ended July 31, 2019	(6.90)	$44.54	5.56%	0.70%		0.32%	0.83%		$11,841	78%
Year Ended July 31, 2018	(3.88)	$49.55	21.54%	0.75	%(c)(d)	0.30%	0.94	%(c)	$11,379	57%
Year Ended July 31, 2017	(2.76)	$44.36	17.94%	0.73	%(c)	0.54%	0.73	%(c)	$5,587	51%
Year Ended July 31, 2016	(2.73)	$40.39	0.51%	0.70	%(c)	0.45%	0.70	%(c)	$136,361	70%

See notes to financial statements.

15

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Aggressive Growth Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares. Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,850,225	$—	$—	$1,850,225
Collateral for Securities Loaned	25	—	—	25
Total	$1,850,250	$—	$—	$1,850,250

For the year ended July 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction,

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of July 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default.

Cash collateral is listed on the Fund's Schedule of Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2020.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020
Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$24	$—	$25

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year-end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,015,736	$1,155,458

There were no purchases and sales of U.S. government securities during the year ended July 31, 2020.

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund- of-funds' annual and semi-annual reports may be viewed at usaa.com. As of July 31, 2020, certain fund-of-funds owned total outstanding shares of the Fund as follows:

USAA Cornerstone Conservative Fund	0.1%
USAA Cornerstone Equity Fund	0.5%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rates of 0.50% of the first $750 million of the Fund's average daily net assets, 0.40% of that portion of the Fund's average daily net assets over $750 million but not over $1.5 billion, and 0.33% of that portion of the Fund's average daily net assets over $1.5 billion. Amounts incurred and paid to VCM for the year ended July 31, 2020, are reflected on the Statement of Operations as Investment Advisory fees.

Effective July 1, 2019, no performance adjustments were made for the period beginning July 1, 2019 through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of each class within the Lipper Large-Cap Growth Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

(a)  Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020 through July 31, 2020, performance adjustments for Fund Shares, and Institutional Shares were $(68) and less than $(1) thousand, respectively. For the Fund Shares, and Institutional Shares, the performance adjustments were less than 0.01% of net assets for both classes.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of- managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2020, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% and 0.10% of average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as Transfer Agent fees.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor received no fees or other compensation for such distribution services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2020, the expense limits (excluding voluntary waivers) are 0.75% and 0.70% for Fund Shares and Institutional Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of July 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2020.

Expires July 31, 2022	Expires July 31, 2023	Total
$3	$13	$16

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees: (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults: (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The Fund invests in large-capitalization companies. Such investments may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large- capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

For the year ended July 31, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended July 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended July 31, 2020.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended July 31, 2020			Year Ended July 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$9,588	$266,385	$275,973	$23,144	$202,207	$225,351

*  Includes short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$(38,270)	$(633)	$724,221	$685,318

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

At July 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Total
$38,270	$38,270

As of July 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,126,029	$752,858	$(28,637)	$724,221

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Aggressive Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Aggressive Growth Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2020

26

USAA Mutual Funds Trust	Supplemental Information July 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

27

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

28

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

29

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, Investment Management Company (IMCO) (September 2009-April 2014); President, Asset Management Company (AMCO) (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA IMCO (since 2009); Chairman of Board of IMCO (since 2013); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/20	Actual Ending Account Value 7/31/20	Hypothetical Ending Account Value 7/31/20	Actual Expenses Paid During Period 2/1/20- 7/31/20*	Hypothetical Expenses Paid During Period 2/1/20- 7/31/20*	Annualized Expense Ratio During Period 2/1/20- 7/31/20
Fund Shares	$1,000.00	$1,183.60	$1,021.43	$3.75	$3.47	0.69%
Institutional Shares	1,000.00	1,183.80	1,021.48	3.69	3.42	0.68%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

33

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Short-Term Capital Gains Distributions	Long-Term Capital Gains Distributions(a)
94.99%	$7,765	$266,385

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

34

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Liquidity Risk Management Program

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

35

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23417-0920

JULY 31, 2020

Annual Report

USAA Capital Growth Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	3
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	34
Supplemental Information	35
Trustees' and Officers' Information	35
Proxy Voting and Portfolio Holdings Information	41
Expense Examples	41
Additional Federal Income Tax Information	42
Liquidity Risk Management Program	43
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem pedestrian given what we would experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic forecasts moot, but it also roiled stock and bond markets everywhere. It also brought the economy to a near halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on July 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (July 31, 2020) at approximately 3,271, which was up 8.9% from one year ago. Quite the impressive reversal.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of sheltering in place. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving fixed income liquidity and trading. Credit spreads across corporate, high yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.02% at the beginning of our reporting period to approximately 0.55% as of July 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to analyze the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be a guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 235-8396.

Sincerely,

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

2

USAA Mutual Funds Trust

USAA Capital Growth Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA  Wasif A. Latif

RS Investments Developed Markets, A Victory Capital Investment Franchise

U-Wen Kok, CFA  Adam Mezan, CFA

Sophus Capital, A Victory Capital Investment Franchise

Michael Reynal, CFA  Michael Ade, CFA*
Maria Freund, CFA

Trivalent Investments, A Victory Capital Investment Franchise

Peter S. Carpenter, CFA  Jeffrey R. Sullivan, CFA

•  What were the market conditions over the reporting period?

The U.S. stock market generated solid gains for the reporting period overall. Growth stocks significantly outperformed value stocks, while large-cap stocks outpaced small-cap stocks.

Global financial market performance varied widely over the period driven by optimism of continued economic recovery followed by the novel coronavirus ("COVID-19") shock and uncertainty related to the duration and economic impact of the COVID-19 pandemic. These fears generally led to a "risk-off" environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening. The U.S. large-cap growth space, led by information technology and communication services, continued to outperform in the face of the economic threat as they were perceived as "stay-at-home stocks" that would further benefit from economic activity from homes.

Within the United States, the S&P 500® Index dropped nearly 34% at the end of the reporting period from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with optimism that a COVID-19 treatment will eventually emerge. Over the reporting period, the S&P 500 Index retuned 11.96%, with large-cap growth stocks leading the way, up to a return of 29.84% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks significantly underperformed growth stocks over the period. U.S. large-cap value stocks were down to a return of -6.01% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, returned -4.59% as represented by the Russell 2000 Index.

* *Effective May 1, 2020, Michael Ade no longer manages the Fund.

3

USAA Mutual Funds Trust

USAA Capital Growth Fund

Managers' Commentary (continued)

Developed-market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the year's losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -1.67%, while the MSCI Emerging Markets Index returned 6.55%.

•  How did the USAA Capital Growth Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2020, the Fund Shares and Institutional Shares had total returns of 2.14% and 2.20%, respectively. This compares to returns of 7.23% for the MSCI World Index, 7.20% for the MSCI All-Country World Index (the "Index") and 7.33% for the Lipper Global Funds Index.

•  What strategies did you employ during the reporting period?

For the reporting period, stock selection was the principal detractor from the Fund's performance relative to the Index, while sector allocation had a slightly negative effect overall. Stock selection within the consumer discretionary, communication services, industrials, and information technology sectors detracted performance, while the Fund's selection within consumer staples helped performance. In terms of allocation, an overweight position to the healthcare sector and an underweight position in financials helped performance, while underweight positions in consumer discretionary and staples harmed Fund returns.

Thank you for allowing us to assist you with your investment needs.

4

USAA Mutual Funds Trust

USAA Capital Growth Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2020

	Fund Shares	Institutional Shares
INCEPTION DATE	10/27/00	8/7/15
	Net Asset Value	Net Asset Value	MSCI All-Country World Index[1]	MSCI World Index[2]	Lipper Global Funds Index[3]
One Year	2.14%	2.20%	7.20%	7.23%	7.33%
Five Year	5.72%	N/A	7.37%	7.52%	6.52%
Ten Year	9.25%	N/A	8.86%	9.61%	8.46%
Since Inception	N/A	5.75%	N/A	N/A	N/A

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Capital Growth Fund — Growth of $10,000

1The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. There are no expenses associated with the index, while there are expenses associated with the Fund.

2The unmanaged MSCI World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

3The unmanaged Lipper Global Funds Index tracks the total return performance of funds within the Lipper Global Funds category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

The Fund has selected the MSCI All-Country World Index as the Fund's principal benchmark index in replacement of the MSCI World Index because it believes the MSCI All-Country World Index is more representative of the Fund's investment universe.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

USAA Mutual Funds Trust USAA Capital Growth Fund	July 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The USAA Capital Growth Fund seeks capital appreciation.

Sector Allocation*:

July 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

6

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.0%)
Communication Services (7.4%):
Activision Blizzard, Inc.	30,195	$2,495
Alphabet, Inc. Class C (a)	4,806	7,127
AT&T, Inc.	118,246	3,498
Cathay Media & Education Group, Inc. (a) (b)	443,003	333
Charter Communications, Inc. Class A (a)	4,590	2,662
Comcast Corp. Class A	88,819	3,801
Deutsche Telekom AG	30,150	503
DISH Network Corp. Class A (a)	98,403	3,160
Electronic Arts, Inc. (a)	17,899	2,535
Facebook, Inc. Class A (a)	22,239	5,641
Fox Corp. Class A	92,147	2,375
HKT Trust & HKT Ltd.	234,000	345
International Games System Co. Ltd.	12,000	308
Kakaku.com, Inc.	44,600	1,077
KDDI Corp.	21,900	697
Koninklijke KPN NV (c)	718,043	1,891
Match Group, Inc. (a)	21,573	2,216
Nexon Co. Ltd.	23,400	601
Nintendo Co. Ltd.	1,100	484
Nippon Telegraph & Telephone Corp.	92,100	2,138
NOS SGPS SA	45,973	203
Sirius XM Holdings, Inc.	329,019	1,935
Take-Two Interactive Software, Inc. (a)	15,268	2,504
Telefonica SA	427,078	1,788
Tencent Holdings Ltd.	29,700	2,037
Turk Telekomunikasyon A/S	217,537	226
Verizon Communications, Inc.	62,957	3,619
Vivendi SA	15,538	412
Vodafone Group PLC	197,704	297
		56,908
Consumer Discretionary (8.5%):
Afya Ltd. Class A (a)	11,367	297
Aristocrat Leisure Ltd.	15,566	292
AutoZone, Inc. (a)	1,877	2,266
Barratt Developments PLC	52,087	346
boohoo Group PLC (a)	56,622	192
Booking Holdings, Inc. (a)	1,571	2,611
China East Education Holdings Ltd. (b)	110,000	259
China Kepei Education Group Ltd.	394,000	303
China Yongda Automobiles Services Holdings Ltd.	235,000	243
Cie Generale des Etablissements Michelin SCA	13,200	1,367
Dollar General Corp.	12,161	2,316
Domino's Pizza, Inc.	5,060	1,956
F&F Co. Ltd.	2,850	196
Faurecia SE (a)	45,924	1,773
Fiat Chrysler Automobiles NV (a)	23,258	236
Grupo SBF SA (a)	46,000	257

See notes to financial statements.

7

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hangzhou Robam Appliances Co. Ltd. Class A	48,100	$264
HelloFresh SE (a)	9,890	537
Hikari Tsushin, Inc.	5,900	1,279
Hyosung TNC Co. Ltd.	2,795	267
Industria de Diseno Textil SA	9,939	263
Kering SA	631	358
Leejam Sports Co. JSC	16,649	254
Lowe's Cos., Inc.	20,854	3,105
Lululemon Athletica, Inc. (a)	9,071	2,954
LVMH Moet Hennessy Louis Vuitton SE	9,904	4,306
Next PLC	17,348	1,224
Nike, Inc. Class B	55,630	5,430
O'Reilly Automotive, Inc. (a)	4,959	2,367
Poya International Co. Ltd.	21,000	441
Prosus NV (a)	8,706	847
Q Technology Group Co. Ltd.	203,000	277
Sony Corp.	25,000	1,943
Target Corp.	19,346	2,435
Tesla, Inc. (a)	3,287	4,703
The Home Depot, Inc.	28,793	7,644
Tofas Turk Otomobil Fabrikasi A/S	70,646	257
Tong Yang Industry Co. Ltd.	196,000	232
Tongcheng-Elong Holdings Ltd. (a)	144,800	266
Topkey Corp.	60,000	328
Toyo Tire Corp.	21,200	282
Toyota Motor Corp.	75,300	4,471
Tupy SA (a)	86,600	302
Wynn Macau Ltd.	667,200	1,170
Yum! Brands, Inc.	23,482	2,138
		65,254
Consumer Staples (8.2%):
Ausnutria Dairy Corp. Ltd.	128,000	214
British American Tobacco PLC	15,548	514
Carlsberg A/S Class B	4,311	637
Coca-Cola HBC AG	9,254	241
Colgate-Palmolive Co.	31,119	2,402
Costco Wholesale Corp.	8,559	2,786
Diageo PLC	39,952	1,462
Essity AB Class B (a)	12,820	423
GS Retail Co. Ltd.	4,873	141
Imperial Brands PLC	73,561	1,225
Jonjee Hi-Tech Industrial and Commercial Holding Co. Ltd. Class A	26,600	268
Kimberly-Clark Corp.	15,234	2,316
Kobe Bussan Co. Ltd.	19,800	1,229
Koninklijke Ahold Delhaize NV	29,667	854
Lion Corp.	17,200	447
Nestle SA Registered Shares	70,070	8,335
Newtree Co. Ltd.	11,962	253
Nippon Suisan Kaisha Ltd.	70,000	294
Orion Corp.	2,100	236

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Philip Morris International, Inc.	73,438	$5,641
Royal Unibrew A/S (a)	22,105	2,237
Swedish Match AB	9,453	729
Sysco Corp.	37,891	2,003
Tate & Lyle PLC	44,135	376
Tesco PLC	261,965	739
The Clorox Co.	19,734	4,667
The Kroger Co.	132,510	4,610
The Procter & Gamble Co.	60,766	7,968
Toyo Suisan Kaisha Ltd.	36,300	2,207
Tyson Foods, Inc. Class A	42,042	2,583
Unilever PLC	29,092	1,732
Varun Beverages Ltd.	36,933	349
Walgreens Boots Alliance, Inc.	58,038	2,363
WH Group Ltd. (b)	522,500	465
		62,946
Energy (3.0%):
Aker BP ASA (c)	36,939	704
Beach Energy Ltd.	546,066	547
BP PLC	506,708	1,835
Cairn Energy PLC (a)	160,076	249
Chevron Corp.	35,258	2,960
China Suntien Green Energy Corp. Ltd. Class H (a)	989,000	287
ConocoPhillips	112,170	4,194
Galp Energia SGPS SA	33,532	351
Gaztransport Et Technigaz SA	12,248	1,139
Parex Resources, Inc. (a)	98,368	1,190
Petronet LNG Ltd.	85,296	282
Phillips 66	61,997	3,845
Royal Dutch Shell PLC Class A	115,113	1,682
TOTAL SA	56,986	2,156
Valero Energy Corp.	33,500	1,884
		23,305
Financials (13.9%):
3i Group PLC	50,562	582
AGNC Investment Corp.	9,471	129
AIA Group Ltd.	162,400	1,464
Allianz SE	17,474	3,625
Amundi SA (b)	3,934	299
Annaly Capital Management, Inc.	25,012	185
Aon PLC Class A	11,587	2,378
Australia & New Zealand Banking Group Ltd.	19,255	244
AXA SA (c)	22,769	457
Banca Generali SpA (a)	53,777	1,609
Banco Santander SA	95,896	206
Barclays PLC	153,390	199
BNP Paribas SA (a)	9,983	403
BOC Hong Kong Holdings Ltd.	111,500	311
Brown & Brown, Inc.	54,357	2,472

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Capital One Financial Corp.	40,870	$2,607
Cembra Money Bank AG	10,758	1,175
Chailease Holding Co. Ltd.	52,800	221
China Merchants Bank Co. Ltd. Class H	148,500	693
Cholamandalam Investment and Finance Co. Ltd.	99,787	269
Close Brothers Group PLC	49,787	713
DB Insurance Co. Ltd.	5,821	230
DBS Group Holdings Ltd.	20,100	290
Euronext NV (b)	4,789	553
Fifth Third Bancorp	136,644	2,714
First Republic Bank	20,026	2,253
Gentera SAB de CV (a)	659,238	230
Hannover Rueck SE	3,562	603
HSBC Holdings PLC	215,392	970
ING Groep NV	270,490	1,886
Intercontinental Exchange, Inc.	23,614	2,285
Intercorp Financial Services, Inc.	7,515	190
Jafco Co. Ltd.	23,600	834
JPMorgan Chase & Co.	38,898	3,759
Julius Baer Group Ltd.	8,898	391
KBC Group NV	5,318	303
Kiatnakin Bank PCL Class F	166,600	208
KIWOOM Securities Co. Ltd.	4,580	370
Legal & General Group PLC	704,002	1,949
Macquarie Group Ltd.	24,826	2,181
Manappuram Finance Ltd.	155,908	330
Manulife Financial Corp.	173,137	2,320
MarketAxess Holdings, Inc.	4,227	2,184
MetLife, Inc.	72,084	2,728
Metropolitan Bank & Trust Co.	298,130	208
Mitsubishi UFJ Financial Group, Inc.	424,100	1,589
Mizuho Financial Group, Inc.	207,600	253
Morgan Stanley	66,480	3,250
MSCI, Inc.	12,111	4,553
Multi Commodity Exchange of India Ltd.	16,334	368
National Bank of Greece SA (a)	195,453	259
NN Group NV	10,576	387
Nomura Holdings, Inc.	64,500	304
ORIX Corp.	52,200	565
PT Bank Danamon Indonesia Tbk	1,235,300	234
Raiffeisen Bank International AG (a)	9,832	169
Regions Financial Corp.	235,127	2,553
S&P Global, Inc.	15,573	5,454
Shinsei Bank Ltd.	19,300	218
Singapore Exchange Ltd.	63,500	379
Skandinaviska Enskilda Banken AB Class A (a)	39,930	387
SpareBank 1 SMN	210,807	1,817
State Street Corp.	41,433	2,643
Sumitomo Mitsui Financial Group, Inc.	12,800	341
Sumitomo Mitsui Trust Holdings, Inc.	7,600	195

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SVB Financial Group (a)	10,446	$2,343
Swiss Life Holding AG	2,424	886
Synchrony Financial	132,442	2,931
T. Rowe Price Group, Inc.	18,184	2,511
The Allstate Corp.	40,281	3,802
The Goldman Sachs Group, Inc.	14,349	2,841
The PNC Financial Services Group, Inc.	21,712	2,316
The Progressive Corp.	54,915	4,961
The Toronto-Dominion Bank	38,681	1,712
Tokio Marine Holdings, Inc.	28,400	1,199
Transaction Capital Ltd.	204,447	219
U.S. Bancorp	63,338	2,333
UBS Group AG Registered Shares	149,487	1,762
Woori Financial Group, Inc.	33,075	237
		106,181
Health Care (15.3%):
AbbVie, Inc.	63,318	6,010
Alkem Laboratories Ltd.	7,024	250
Amgen, Inc.	23,602	5,775
Anthem, Inc.	9,560	2,618
Astellas Pharma, Inc.	36,600	571
AstraZeneca PLC	6,030	666
Biogen, Inc. (a)	15,061	4,137
Bristol-Myers Squibb Co.	92,658	5,435
Cerner Corp.	28,884	2,006
Cigna Corp.	14,067	2,429
Classys, Inc.	19,691	241
Cleopatra Hospital (a)	922,084	289
CSL Ltd.	10,807	2,102
CVS Health Corp.	43,541	2,741
Daewon Pharmaceutical Co. Ltd.	15,557	278
DaVita, Inc. (a)	23,369	2,042
DexCom, Inc. (a)	5,634	2,454
Dong-A ST Co. Ltd.	3,865	301
Eli Lilly & Co.	33,019	4,962
Fisher & Paykel Healthcare Corp. Ltd.	75,536	1,809
Fresenius Medical Care AG & Co. KGaA (a)	6,306	556
Genmab A/S (a)	834	287
HCA Healthcare, Inc.	23,707	3,002
Hikma Pharmaceuticals PLC	17,621	494
Hoya Corp.	19,900	1,963
ICON PLC (a)	3,873	718
IDEXX Laboratories, Inc. (a)	6,904	2,746
I-Sens, Inc.	15,786	380
Johnson & Johnson	56,777	8,276
Lonza Group AG Registered Shares	894	559
Merck & Co., Inc.	37,597	3,017
Mettler-Toledo International, Inc. (a)	2,666	2,493
Novartis AG Registered Shares	61,080	5,032
Novo Nordisk A/S Class B	4,540	298
See notes to financial statements.

11

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ono Pharmaceutical Co. Ltd.	9,900	$278
Pfizer, Inc.	88,271	3,397
Recordati SpA	30,527	1,639
Regeneron Pharmaceuticals, Inc. (a)	3,886	2,456
ResMed, Inc.	12,597	2,551
Roche Holding AG	19,367	6,710
Samjin Pharmaceutical Co. Ltd.	10,638	256
Sanofi	7,086	744
Sanofi India Ltd.	2,434	253
Sartorius Stedim Biotech	1,130	353
Seegene, Inc.	3,440	751
Sequent Scientific Ltd.	197,190	323
Shionogi & Co. Ltd.	39,400	2,344
Smith & Nephew PLC	55,699	1,099
Sonic Healthcare Ltd.	12,895	295
Supermax Corp. Bhd (a)	101,800	447
TaiDoc Technology Corp. (a)	29,000	250
Tonghua Dongbao Pharmaceutical Co. Ltd. Class A	108,100	213
UCB SA	5,513	708
UnitedHealth Group, Inc.	24,696	7,477
Universal Vision Biotechnology Co. Ltd.	55,000	331
Vertex Pharmaceuticals, Inc. (a)	8,390	2,282
Waters Corp. (a)	10,166	2,167
West Pharmaceutical Services, Inc.	9,975	2,682
		116,943
Industrials (10.2%):
3M Co.	15,650	2,355
ACS Actividades de Construccion y Servicios SA	19,816	460
Alstom SA (a)	6,426	358
Ashtead Group PLC	15,212	484
Atlas Copco AB Class B	56,832	2,201
Aurizon Holdings Ltd.	89,434	285
BAE Systems PLC	80,375	515
Binjiang Service Group Co. Ltd.	118,000	280
Canadian Pacific Railway Ltd.	10,049	2,764
Carrier Global Corp.	259,046	7,056
Chicony Power Technology Co. Ltd.	116,000	268
Cia de Locacao das Americas	81,100	297
Cie de Saint-Gobain	9,080	336
CK Hutchison Holdings Ltd.	79,500	519
Controladora Vuela Cia de Aviacion SAB de CV, ADR (a)	47,766	264
Cummins, Inc.	15,453	2,986
Deutsche Post AG Registered Shares (a)	15,975	648
Eaton Corp. PLC	29,980	2,792
Engineers India Ltd.	323,086	277
en-japan, Inc.	24,600	592
Experian PLC	42,459	1,483
FedEx Corp.	20,579	3,466
Fuji Electric Co. Ltd.	48,300	1,317
General Dynamics Corp.	19,462	2,856

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Grupo Aeroportuario del Centro Norte SAB de CV, ADR (a)	9,278	$309
Grupo Traxion SAB de CV (a) (b) (c)	413,818	293
Gunkul Engineering PCL	3,497,900	301
Hitachi Construction Machinery Co. Ltd.	25,000	725
IHS Markit Ltd.	31,033	2,505
Illinois Tool Works, Inc.	13,301	2,461
ITOCHU Corp.	107,000	2,346
JSL SA	65,600	362
Korea Line Corp. (a)	19,532	268
Leonardo SpA	42,887	275
Lockheed Martin Corp.	12,635	4,788
Metso Outotec Oyj	70,219	453
Mitsubishi Electric Corp.	28,100	367
Mitsui & Co. Ltd.	28,400	425
Neles Oyj	8,673	124
NICE Information Service Co. Ltd.	16,984	289
Northrop Grumman Corp.	6,716	2,183
Obayashi Corp.	35,500	317
OKUMA Corp.	21,800	842
Old Dominion Freight Line, Inc.	12,903	2,359
Otis Worldwide Corp.	39,927	2,505
PNC Infratech Ltd.	182,417	325
RELX PLC	79,571	1,675
Rockwell Automation, Inc.	10,249	2,236
Samsung Engineering Co. Ltd. (a)	21,536	216
Sandvik AB (a)	17,573	329
Sanwa Holdings Corp.	127,400	1,092
Saudi Industrial Services Co.	51,987	300
Secom Co. Ltd.	5,200	450
SKF AB B Shares	17,400	322
Sunonwealth Electric Machine Industry Co. Ltd.	169,000	320
Taisei Corp.	7,900	271
Taiwan Secom Co. Ltd.	115,000	338
Teledyne Technologies, Inc. (a)	6,193	1,899
Teleperformance	2,020	591
Verisk Analytics, Inc.	13,013	2,456
Volvo AB Class B	23,004	398
W.W. Grainger, Inc.	6,711	2,292
Wolters Kluwer NV	31,855	2,514
Yamato Holdings Co. Ltd.	11,500	297
Zoomlion Heavy Industry Science and Technology Co. Ltd. Class H (a)	322,600	333
		78,010
Information Technology (21.3%):
21vianet Group, Inc., ADR (a)	14,950	325
Accenture PLC Class A	13,607	3,059
Adobe, Inc. (a)	15,599	6,931
Advantest Corp.	10,000	546
Anritsu Corp. (c)	12,800	309
Apple, Inc.	96,179	40,880
Applied Materials, Inc.	49,507	3,185

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
ASML Holding NV	895	$318
Beijing Sinnet Technology Co. Ltd. Class A	53,300	200
Beijing Thunisoft Corp. Ltd. Class A	48,900	186
Broadcom, Inc.	10,581	3,352
Capgemini SE	25,638	3,325
CDW Corp.	17,762	2,065
Cisco Systems, Inc.	77,355	3,643
Citrix Systems, Inc.	13,405	1,914
Cognizant Technology Solutions Corp. Class A	41,360	2,826
Compeq Manufacturing Co. Ltd.	225,000	373
Constellation Software, Inc.	1,967	2,327
DocuSign, Inc. (a)	17,250	3,740
Flat Glass Group Co. Ltd. Class H (c)	268,000	418
FLEXium Interconnect, Inc.	107,000	518
Formosa Sumco Technology Corp.	62,000	275
Foxsemicon Integrated Technology, Inc.	56,000	395
Fujitsu Ltd.	21,900	2,933
General Interface Solution Holding Ltd. (a)	66,000	310
Hanmi Semiconductor Co. Ltd.	38,665	387
Hitachi Ltd.	11,300	339
HP, Inc.	293,020	5,151
HyVision System, Inc.	40,529	406
Intel Corp.	60,870	2,905
Intuit, Inc.	8,029	2,460
Kingboard Laminates Holdings Ltd.	229,000	258
KLA Corp.	12,468	2,491
Lam Research Corp.	26,815	10,114
Leidos Holdings, Inc.	20,101	1,913
Lelon Electronics Corp.	263,000	418
Logitech International SA Class R	10,173	742
Macronix International	318,000	344
Mastercard, Inc. Class A	11,752	3,626
Melexis NV	16,058	1,376
Micron Technology, Inc. (a)	54,469	2,726
Microsoft Corp.	51,562	10,571
Mphasis Ltd.	32,308	500
Murata Manufacturing Co. Ltd.	9,500	610
NVIDIA Corp.	19,042	8,085
Obic Co. Ltd.	2,400	430
Oracle Corp.	16,000	1,928
Oracle Corp.	55,172	3,059
Powertech Technology, Inc.	69,000	231
SAP SE	29,478	4,653
Seagate Technology PLC	47,968	2,169
SFA Engineering Corp.	9,182	272
Sino-American Silicon Products, Inc.	105,000	351
STMicroelectronics NV	18,629	523
TeamViewer AG (a) (b)	7,781	421
Telefonaktiebolaget LM Ericsson Class B	38,184	444
TES Co. Ltd.	14,764	318

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Texas Instruments, Inc.	21,464	$2,738
Tripod Technology Corp.	80,000	347
Ulvac, Inc.	14,400	427
Unitest, Inc.	22,255	282
VeriSign, Inc. (a)	9,154	1,938
VMware, Inc. Class A (a) (c)	17,848	2,502
Worldline SA (a) (b)	5,022	432
		163,240
Materials (4.7%):
Air Products & Chemicals, Inc.	9,635	2,762
Anglo American PLC	37,390	905
Arkema SA	22,291	2,319
BHP Group Ltd.	110,066	2,897
Boliden AB	14,996	410
Centamin PLC	144,912	388
Evraz PLC	315,863	1,169
Gold Fields Ltd., ADR	29,735	389
Hansol Chemical Co. Ltd.	5,232	666
HeidelbergCement AG	3,831	213
Impala Platinum Holdings Ltd.	34,720	310
JK Lakshmi Cement Ltd.	76,939	302
Kirkland Lake Gold Ltd.	32,025	1,749
Linde PLC	13,661	3,348
LyondellBasell Industries NV Class A	81,270	5,081
Mishra Dhatu Nigam Ltd. (b)	86,223	231
Newmont Corp.	34,693	2,401
PT Merdeka Copper Gold Tbk (a)	3,308,000	408
Rengo Co. Ltd.	38,400	289
Rio Tinto Ltd.	23,948	1,752
Rio Tinto PLC	54,148	3,296
Shin-Etsu Chemical Co. Ltd.	2,600	304
SK Materials Co. Ltd.	1,427	294
Taiwan Hon Chuan Enterprise Co. Ltd.	157,000	287
The Sherwin-Williams Co.	3,919	2,539
Titan Cement International SA	21,754	289
Tosoh Corp.	20,800	279
Tung Ho Steel Enterprise Corp.	323,000	260
West China Cement Ltd.	1,546,000	330
		35,867
Real Estate (3.2%):
Alexandria Real Estate Equities, Inc.	2,055	365
alstria office REIT-AG (a)	15,079	226
American Tower Corp.	7,829	2,046
Ascendas India Trust	278,800	285
AvalonBay Communities, Inc.	2,489	381
Boston Properties, Inc.	2,737	244
Camden Property Trust	1,725	157
CBRE Group, Inc. Class A (a)	5,635	247
Charter Hall Group	41,552	310
China SCE Group Holdings Ltd.	581,134	268

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
CK Asset Holdings Ltd.	280,000	$1,555
Concentradora Fibra Danhos SA de CV	257,266	247
Crown Castle International Corp.	7,408	1,235
Daiwa House Industry Co. Ltd.	11,700	258
Digital Realty Trust, Inc.	4,618	741
Duke Realty Corp.	6,509	262
Equinix, Inc.	1,497	1,176
Equity LifeStyle Properties, Inc.	3,057	209
Equity Residential	6,613	355
Essex Property Trust, Inc.	1,152	254
Extra Space Storage, Inc.	2,298	238
Fastighets AB Balder Class B (a)	7,085	294
Federal Realty Investment Trust	1,341	102
Healthpeak Properties, Inc.	8,802	240
Host Hotels & Resorts, Inc.	12,801	138
Invitation Homes, Inc.	9,527	284
Iron Mountain, Inc. (c)	5,101	144
Jones Lang LaSalle, Inc.	921	91
Kimco Realty Corp.	7,627	85
LEG Immobilien AG	3,104	433
Medical Properties Trust, Inc.	9,192	185
Mid-America Apartment Communities, Inc.	2,032	242
National Retail Properties, Inc.	3,056	108
NEPI Rockcastle PLC	47,062	244
New World Development Co. Ltd. (a)	59,829	292
Omega Healthcare Investors, Inc.	3,905	126
Open House Co. Ltd.	8,700	246
Powerlong Real Estate Holdings Ltd.	359,000	219
Prologis, Inc.	13,122	1,383
Public Storage	2,793	558
Realty Income Corp.	5,793	348
Regency Centers Corp.	2,941	121
SBA Communications Corp.	2,003	624
Scentre Group	765,794	1,110
Simon Property Group, Inc.	5,379	335
SL Green Realty Corp.	1,434	67
Stockland	116,143	262
Sumitomo Realty & Development Co. Ltd.	38,400	979
Sun Communities, Inc.	1,645	247
Times China Holdings Ltd.	169,000	300
UDR, Inc.	5,219	189
Ventas, Inc.	6,652	255
VEREIT, Inc.	18,991	124
VICI Properties, Inc.	8,220	178
Vonovia SE	28,643	1,851
Vornado Realty Trust	3,081	106
W.P. Carey, Inc.	3,065	219
Welltower, Inc.	7,244	388
Weyerhaeuser Co.	13,333	371
Yuzhou Properties Co. Ltd.	530,000	238
		24,785

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (3.3%):
ACEA SpA	19,878	$407
Atlantica Sustainable Infrastructure PLC	13,940	418
CESC Ltd.	42,450	311
Chubu Electric Power Co., Inc.	101,300	1,205
Cia de Saneamento do Parana	53,400	314
Duke Energy Corp.	31,061	2,632
E.ON SE	57,744	678
Enel SpA	466,257	4,271
Enerjisa Enerji A/S (b)	220,009	261
Eversource Energy	26,646	2,400
Exelon Corp.	69,343	2,677
Neoenergia SA	65,500	266
NextEra Energy, Inc.	11,183	3,139
Orsted A/S (b)	4,952	708
Rubis SCA	4,989	235
Terna Energy SA	44,092	579
The Kansai Electric Power Co., Inc.	29,900	284
The Southern Co.	40,827	2,229
WEC Energy Group, Inc.	23,928	2,279
		25,293
Total Common Stocks (Cost $656,724)		758,732
Preferred Stocks (0.2%)
Consumer Discretionary (0.1%):
Volkswagen AG (a)	5,798	849
Financials (0.0%): (d)
Banco do Estado do Rio Grande do Sul SA	96,900	265
Industrials (0.1%):
Randon SA Implementos e Participacoes	127,200	286
Total Preferred Stocks (Cost $1,642)		1,400
Exchange-Traded Funds (0.1%)
iShares Core MSCI EAFE ETF	12,119	707
iShares MSCI EAFE ETF	2,615	162
Total Exchange-Traded Funds (Cost $891)		869
Collateral for Securities Loaned^ (0.8%)
HSBC U.S. Government Money Market Fund I Shares, 0.08% (e)	3,532,318	3,532
Invesco Government & Agency Portfolio Institutional Shares, 0.06% (e)	2,571,405	2,572
Total Collateral for Securities Loaned (Cost $6,104)		6,104
Total Investments (Cost $665,361) — 100.1%		767,105
Liabilities in excess of other assets — (0.1)%		(444)
NET ASSETS — 100.00%		$766,661

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Capital Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

At July 31, 2020 the Fund's investments in foreign securities were 35.7% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of July 31, 2020, the fair value of these securities was $4,255 (thousands) and amounted to 0.6% of net assets.

(c)  All or a portion of this security is on loan.

(d)  Amount represents less than 0.05% of net assets.

(e)  Rate disclosed is the daily yield on July 31, 2020.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PCL — Public Company Limited

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

18

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Capital Growth Fund
Assets:
Investments, at value (Cost $665,361)	$767,105	(a)
Cash and cash equivalents	5,343
Receivables:
Interest and dividends	950
Capital shares issued	363
Investments sold	623
Reclaims	680
From Adviser	23
Prepaid expenses	29
Total Assets	775,116
Liabilities:
Payables:
To Custodian for foreign currency, at value (Cost $193)	191
Collateral received on loaned securities	6,104
Investments purchased	571
Capital shares redeemed	855
Accrued expenses and other payables:
Investment advisory fees	447
Administration fees	96
Custodian fees	34
Transfer agent fees	106
Compliance fees	—	(b)
Other accrued expenses	51
Total Liabilities	8,455
Net Assets:
Capital	660,637
Total accumulated earnings/(loss)	106,024
Net Assets	$766,661
Net Assets:
Fund Shares	$755,102
Institutional Shares	11,559
Total	$766,661
Shares (unlimited number of shares authorized with no par value):
Fund Shares	71,118
Institutional Shares	1,084
Total	72,202
Net asset value, offering and redemption price per share: (c)
Fund Shares	$10.62
Institutional Shares	$10.66

(a)  Includes $5,789 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

19

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2020

(Amounts in Thousands)

USAA Capital Growth Fund
Investment Income:
Dividends	$20,857
Interest	31
Securities lending (net of fees)	177
Foreign tax withholding	(915)
Total Income	20,150
Expenses:
Investment advisory fees	6,134
Administration fees — Fund Shares	1,153
Administration fees — Institutional Shares	54
Sub-Administration fees	62
Custodian fees	195
Transfer agent fees — Fund Shares	1,324
Transfer agent fees — Institutional Shares	54
Trustees' fees	46
Compliance fees	6
Legal and audit fees	91
State registration and filing fees	31
Line of credit fees	— (a)
Interfund lending fees	— (a)
Other expenses	88
Total Expenses	9,238
Expenses waived/reimbursed by Adviser	(133)
Net Expenses	9,105
Net Investment Income (Loss)	11,045
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	26,146
Foreign taxes on realized gains	(41)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(19,968)
Net realized/unrealized gains (losses) on investments	6,137
Change in net assets resulting from operations	$17,182

(a)  Amount is less than $1 thousand.

See notes to financial statements.

20

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Capital Growth Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
From Investments:
Operations:
Net investment income (loss)	$11,045	$13,162
Net realized gains (losses) from investments	26,105	62,784
Net change in unrealized appreciation/depreciation on investments	(19,968)	(90,256)
Change in net assets resulting from operations	17,182	(14,310)
Distributions to Shareholders:
Fund Shares	(72,350)	(66,864)
Institutional Shares	(6,085)	(620)
Change in net assets resulting from distributions to shareholders	(78,435)	(67,484)
Change in net assets resulting from capital transactions	(108,841)	107,918
Change in net assets	(170,094)	26,124
Net Assets:
Beginning of period	936,755	910,631
End of period	$766,661	$936,755
Capital Transactions:
Fund Shares
Proceeds from shares issued	$35,630	$45,444
Distributions reinvested	71,922	66,499
Cost of shares redeemed	(118,356)	(104,140)
Total Fund Shares	$(10,804)	$7,803
Institutional Shares
Proceeds from shares issued	$750	$100,957
Distributions reinvested	5,585	148
Cost of shares redeemed	(104,372)	(990)
Total Institutional Shares	$(98,037)	$100,115
Change in net assets resulting from capital transactions	$(108,841)	$107,918
Share Transactions:
Fund Shares
Issued	3,485	3,952
Reinvested	6,484	6,365
Redeemed	(11,563)	(9,094)
Total Fund Shares	(1,594)	1,223
Institutional Shares
Issued	73	9,136
Reinvested	502	14
Redeemed	(9,183)	(87)
Total Institutional Shares	(8,608)	9,063
Change in Shares	(10,202)	10,286

See notes to financial statements.

21

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Capital Growth Fund
Fund Shares
Year Ended July 31, 2020	$11.36	0.14	(d)	0.13	0.27	(0.17)	(0.84)
Year Ended July 31, 2019	$12.63	0.16		(0.48)	(0.32)	(0.17)	(0.78)
Year Ended July 31, 2018	$11.67	0.15		1.21	1.36	(0.12)	(0.28)
Year Ended July 31, 2017	$9.97	0.14		1.71	1.85	(0.15)	—
Year Ended July 31, 2016	$10.16	0.13		(0.21)	(0.08)	(0.11)	—
Institutional Shares
Year Ended July 31, 2020	$11.39	0.14	(d)	0.14	0.28	(0.17)	(0.84)
Year Ended July 31, 2019	$12.66	0.23	(d)	(0.55)	(0.32)	(0.17)	(0.78)
Year Ended July 31, 2018	$11.70	0.17		1.20	1.37	(0.13)	(0.28)
Year Ended July 31, 2017	$9.98	0.15		1.71	1.86	(0.14)	—
August 7, 2015 (h) through July 31, 2016	$10.20	0.14		(0.24)	(0.10)	(0.12)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Reflects increased trading activity due to current year transition or asset allocation shift.

(f)  Reflects overall increase in purchases and sales of securities.

(g)  Reflects overall decrease in purchases and sales of securities.

(h)  Commencement of operations.

See notes to financial statements.

22

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*(a)	Net Expenses^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Capital Growth Fund
Fund Shares
Year Ended July 31, 2020	(1.01)	$10.62	2.14%	1.12%	1.35%	1.13%	$755,102	152	%(e)
Year Ended July 31, 2019	(0.95)	$11.36	(1.82)%	1.13%	1.43%	1.13%	$826,325	54	%(f)
Year Ended July 31, 2018	(0.40)	$12.63	11.76%	1.15%	1.25%	1.15%	$902,670	22	%(g)
Year Ended July 31, 2017	(0.15)	$11.67	18.75%	1.21%	1.27%	1.21%	$836,515	55	%(f)
Year Ended July 31, 2016	(0.11)	$9.97	(0.76)%	1.24%	1.39%	1.24%	$721,357	24%
Institutional Shares
Year Ended July 31, 2020	(1.01)	$10.66	2.20%	1.01%	1.31%	1.01%	$11,559	152	%(e)
Year Ended July 31, 2019	(0.95)	$11.39	(1.77)%	1.03%	2.04%	1.03%	$110,430	54	%(f)
Year Ended July 31, 2018	(0.41)	$12.66	11.84%	1.10%	1.38%	1.21%	$7,961	22	%(g)
Year Ended July 31, 2017	(0.14)	$11.70	18.79%	1.10%	1.38%	1.47%	$5,762	55	%(f)
August 7, 2015 (h) through July 31, 2016	(0.12)	$9.98	(0.99)%	1.10%	1.57%	1.48%	$4,891	24%

See notes to financial statements.

23

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Capital Growth Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of July 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$528,823	$229,909	$—	$758,732
Preferred Stocks	551	849	—	1,400
Exchnange-Traded Funds	869	—	—	869
Collateral for Securities Loaned	6,104	—	—	6,104
Total	$536,347	$230,758	$—	$767,105

For the year ended July 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of July 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$5,789	$—	$6,104

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year-end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,237,899	$1,416,255

There were no purchases and sales of U.S. government securities during the year ended July 31, 2020.

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at usaa.com. As of July 31, 2020, certain fund-of-funds owned total outstanding shares of the Fund as follows:

USAA Cornerstone Conservative Fund	0.2%
USAA Cornerstone Equity Fund	0.5%
USAA Target Retirement Income Fund	0.0%*

*  Amount is less than 0.05%.

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2020, are reflected on the Statement of Operations as Investment Advisory fees.

Effective July 1, 2019, no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Global Funds Index. The Lipper Global Funds Index tracks the total return performance of each class within the Lipper Global Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020 through July 31, 2020, performance adjustments for Fund Shares, and Institutional Shares were $(33) and $(2) thousand, respectively. For the Fund Shares, and Institutional Shares, the performance adjustments were less than 0.01% of net assets for both classes.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of- managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2020, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% and 0.10% of average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as Transfer Agent fees.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor received no fees or other compensation for such distribution services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2020, the expense limits (excluding voluntary waivers) are 1.12% and 1.10% for Fund Shares and Institutional Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of July 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2020.

Expires July 31, 2023
$133

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees: (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults: (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.

Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

7. Borrowing and Interfund Lending:

Line of Credit:

For the year ended July 31, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended July 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The average borrowing for the days outstanding and average interest rate for the Fund during the year ended July 31, 2020 were as follows (amounts in thousands):

Amount Outstanding at July 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
$—	$4,000	1	3.15%	$4,000

*  For the year ended July 31,2020, based on the number of days borrowings were outstanding.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,480	2	2.13%	$1,600

*  For the year ended July 31, 2020, based on the number of days borrowings were outstanding.

8.  Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The following permanent reclassifications were made between capital accounts to reflect the portion of the payments made to redeeming shareholders that was claimed as a distribution for income tax purposes during the year ended July 31, 2020 (amounts in thousands):

Total accumulated earnings/(loss)	Capital
$(4,748)	$4,748

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended July 31, 2020			Year Ended July 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$13,664	$64,771	$78,435	$19,850	$47,634	$67,484

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

As of July 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$6,041	$2,570	$8,611	$97,413	$106,024

* The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

As of July 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$669,721	$141,355	$(43,971)	$97,384

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Capital Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Capital Growth Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the portfolio of investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2020

34

USAA Mutual Funds Trust	Supplemental Information July 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

35

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

36

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

37

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

38

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, Investment Management Company (IMCO) (September 2009-April 2014); President, Asset Management Company (AMCO) (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA IMCO (since 2009); Chairman of Board of IMCO (since 2013); Director of AMCO, (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

39

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

40

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/20	Actual Ending Account Value 7/31/20	Hypothetical Ending Account Value 7/31/20	Actual Expenses Paid During Period 2/1/20- 7/31/20*	Hypothetical Expenses Paid During Period 2/1/20- 7/31/20*	Annualized Expense Ratio During Period 2/1/20- 7/31/20
Fund Shares	$1,000.00	$984.20	$1,019.49	$5.33	$5.42	1.08%
Institutional Shares	1,000.00	984.30	1,020.14	4.69	4.77	0.95%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

41

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Long-Term Capital Gains Distributions(a)
85.92%	36.66%	$69,518

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

42

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Liquidity Risk Management Program

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

43

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

36844-0920

JULY 31, 2020

Annual Report

USAA Growth & Income Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	3
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	18
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Supplemental Information	33
Trustees' and Officers' Information	33
Proxy Voting and Portfolio Holdings Information	39
Expense Examples	39
Additional Federal Income Tax Information	40
Liquidity Risk Management Program	41
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

USAA Mutual Funds Trust

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem pedestrian given what we would experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic forecasts moot, but it also roiled stock and bond markets everywhere. It also brought the economy to a near halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on July 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (July 31, 2020) at approximately 3,271, which was up 8.9% from one year ago. Quite the impressive reversal.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of sheltering in place. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving fixed income liquidity and trading. Credit spreads across corporate, high yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.02% at the beginning of our reporting period to approximately 0.55% as of July 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to analyze the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be a guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 235-8396.

Sincerely,

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

2

USAA Mutual Funds Trust

USAA Growth & Income Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA  Wasif A. Latif

RS Investment Growth, A Victory Capital Investment Franchise

Scott Tracy, CFA  Stephen J. Bishop
Melissa Chadwick-Dunn  Christopher Clark, CFA
Paul Leung, CFA

•  What were the market conditions over the reporting period?

The U.S. stock market generated solid gains for the reporting period overall. Growth stocks significantly outperformed value stocks, while large-cap stocks outpaced small-cap stocks.

Global financial market performance varied widely over the period driven by optimism of continued economic recovery followed by the novel coronavirus ("COVID-19") shock and uncertainty related to the duration and economic impact of the COVID-19 pandemic. These fears generally led to a "risk-off" environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening. The U.S. large-cap growth space, led by information technology and communication services continued to outperform in the face of the economic threat as they were perceived as "stay-at-home stocks" that would further benefit from economic activity from homes.

Within the United States, the S&P 500® Index dropped nearly 34% at the end of the reporting period from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with optimism that a COVID-19 treatment will eventually emerge. Over the reporting period, the S&P 500 Index retuned 11.96%, with large-cap growth stocks leading the way, up to a return of 29.84% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks significantly underperformed growth stocks over the period. U.S. large-cap value stocks were down to a return of -6.01% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, returned -4.59% as represented by the Russell 2000 Index.

Developed-market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the year's losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's

3

USAA Mutual Funds Trust

USAA Growth & Income Fund (continued)

Managers' Commentary (continued)

recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -1.67%, while the MSCI Emerging Markets Index returned 6.55%.

•  How did the USAA Growth & Income Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A shares (redesignated from Adviser Shares). For the reporting period ended July 31, 2020, the Fund Shares, Institutional Shares, and Class A shares had total returns of 7.81%, 7.86%, and 7.52%, respectively. This compares to returns of 10.93% for the Russell 3000® Index (the "Index") and 9.69% for the Lipper Multi-Cap Core Funds Index.

•  What strategies did you employ during the reporting period?

During the reporting period, the Fund recorded a positive return but underperformed the Index. Security selection detracted most from relative returns, while sector allocations aided performance. In terms of stock selection, the Fund was harmed most by its holdings in the healthcare, communication services, real estate, and financials sectors. On the other hand, stock selection in industrials and utilities helped Fund performance.

Regarding sector allocations, the Fund's underweight in energy and financials, which lagged the index, helped relative performance. Additional help came from overweight positions in information technology and consumer discretionary sectors.

Thank you for allowing us to assist you with your investment needs.

4

USAA Mutual Funds Trust

USAA Growth & Income Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2020

	Fund Shares	Institutional Shares	Class A Shares
INCEPTION DATE	6/1/93	8/7/15	8/1/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maxiumum Offering Price	Russell 3000® Index[1]	Lipper Multi-Cap Core Funds Index[2]
One Year	7.81%	7.86%	7.52%	1.34%	10.93%	9.69%
Five Year	7.96%	N/A	7.66%	6.39%	10.87%	9.35%
Ten Year	11.30%	N/A	N/A	N/A	13.58%	11.93%
Since Inception	N/A	7.94%	10.74%	10.09%	N/A	N/A

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Growth & Income Fund — Growth of $10,000

1The unmanaged Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

2The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Core Funds category.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

USAA Mutual Funds Trust USAA Growth & Income Fund	July 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The USAA Growth & Income Fund seeks capital growth with a secondary investment objective of current income.

Sector Allocation*:

July 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

6

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.5%)
Communication Services (8.7%):
Activision Blizzard, Inc.	213,262	$17,622
Alphabet, Inc. Class C (a)	30,803	45,680
AT&T, Inc.	375,727	11,114
Facebook, Inc. Class A (a)	64,922	16,469
Netflix, Inc. (a)	35,339	17,277
Omnicom Group, Inc.	130,002	6,985
Sirius XM Holdings, Inc.	406,108	2,388
Twitter, Inc. (a)	529,952	19,290
Verizon Communications, Inc.	316,135	18,171
World Wrestling Entertainment, Inc. Class A	15,967	744
		155,740
Communications Equipment (0.5%):
Cisco Systems, Inc.	148,494	6,994
Juniper Networks, Inc.	64,625	1,640
		8,634
Consumer Discretionary (14.3%):
Amazon.com, Inc. (a)	25,208	79,775
Best Buy Co., Inc.	104,056	10,363
Booking Holdings, Inc. (a)	6,251	10,390
Chipotle Mexican Grill, Inc. (a)	12,238	14,137
Dollar General Corp.	13,553	2,580
Domino's Pizza, Inc.	16,456	6,362
Foot Locker, Inc.	31,871	937
Genuine Parts Co.	41,953	3,782
H&R Block, Inc.	46,721	677
Lowe's Cos., Inc.	42,871	6,384
Nike, Inc. Class B	258,957	25,277
Starbucks Corp.	66,186	5,065
Target Corp.	196,438	24,728
Tesla, Inc. (a)	12,172	17,415
The Home Depot, Inc.	128,424	34,095
The TJX Cos., Inc.	299,484	15,570
		257,537
Consumer Staples (7.0%):
Campbell Soup Co.	93,972	4,658
Church & Dwight Co., Inc.	80,036	7,710
Colgate-Palmolive Co.	105,474	8,143
Constellation Brands, Inc. Class A	88,376	15,749
General Mills, Inc.	97,569	6,173
Ingredion, Inc.	24,822	2,147
Kimberly-Clark Corp.	51,111	7,771
Philip Morris International, Inc.	190,038	14,597
Sysco Corp.	101,951	5,388
The Hershey Co.	28,848	4,195
The J.M. Smucker Co.	22,634	2,475
The Kroger Co.	126,391	4,397

See notes to financial statements.

7

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Procter & Gamble Co.	174,471	$22,876
Tyson Foods, Inc. Class A	42,672	2,622
Walgreens Boots Alliance, Inc.	114,614	4,666
Walmart, Inc.	99,299	12,849
		126,416
Electronic Equipment, Instruments & Components (0.6%):
Amphenol Corp. Class A	97,883	10,352
Avnet, Inc.	12,002	321
		10,673
Energy (1.3%):
Cabot Oil & Gas Corp.	90,615	1,695
Chevron Corp.	54,132	4,544
EOG Resources, Inc.	97,373	4,562
Exxon Mobil Corp.	108,905	4,583
Phillips 66	77,878	4,829
Valero Energy Corp.	49,602	2,789
		23,002
Financials (7.4%):
Aflac, Inc.	75,630	2,690
American Financial Group, Inc.	32,647	1,984
Ameriprise Financial, Inc.	22,864	3,513
Annaly Capital Management, Inc.	229,797	1,703
Bank of America Corp.	445,349	11,080
Brown & Brown, Inc.	21,024	956
Comerica, Inc.	70,979	2,734
Commerce Bancshares, Inc.	6,766	387
Everest Re Group Ltd.	8,158	1,785
FactSet Research Systems, Inc.	11,562	4,004
Fidelity National Financial, Inc.	76,774	2,484
Fifth Third Bancorp	141,374	2,808
First Republic Bank	14,576	1,640
Huntington Bancshares, Inc.	597,593	5,540
Intercontinental Exchange, Inc.	37,021	3,583
JPMorgan Chase & Co.	80,536	7,783
M&T Bank Corp.	39,153	4,148
MarketAxess Holdings, Inc.	4,854	2,508
Marsh & McLennan Cos., Inc.	23,897	2,786
Nasdaq, Inc.	26,941	3,538
People's United Financial, Inc.	248,211	2,678
Prudential Financial, Inc.	47,302	2,998
Regions Financial Corp.	159,953	1,737
RenaissanceRe Holdings Ltd.	23,239	4,192
S&P Global, Inc.	29,249	10,243
SEI Investments Co.	11,678	611
State Street Corp.	37,365	2,384
T. Rowe Price Group, Inc.	43,901	6,063
The Allstate Corp.	96,420	9,102
The Bank of New York Mellon Corp.	13,657	490
See notes to financial statements.

8

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Hanover Insurance Group, Inc.	18,949	$1,931
The Hartford Financial Services Group, Inc.	71,508	3,026
The PNC Financial Services Group, Inc.	30,288	3,231
The Progressive Corp.	90,816	8,204
The Travelers Cos., Inc.	27,630	3,161
Wells Fargo & Co.	79,267	1,923
Western Alliance Bancorp	14,359	516
Zions Bancorp NA	44,372	1,441
		131,585
Health Care (13.8%):
Align Technology, Inc. (a)	34,451	10,122
AmerisourceBergen Corp.	19,060	1,910
Amgen, Inc.	47,256	11,562
Anthem, Inc.	11,295	3,093
bluebird bio, Inc. (a)	115,712	7,024
Bristol-Myers Squibb Co.	411,922	24,164
Cardinal Health, Inc.	93,270	5,094
Charles River Laboratories International, Inc. (a)	78,359	15,593
Chemed Corp.	1,603	789
Danaher Corp.	25,269	5,150
Eli Lilly & Co.	138,920	20,878
Gilead Sciences, Inc.	49,999	3,476
Johnson & Johnson	169,686	24,733
Masimo Corp. (a)	45,350	9,982
McKesson Corp.	31,110	4,671
Medtronic PLC	28,091	2,710
Merck & Co., Inc.	106,363	8,535
Pfizer, Inc.	158,009	6,080
ResMed, Inc.	8,839	1,790
Royalty Pharma PLC Class A (a)	431,032	18,556
Sage Therapeutics, Inc. (a)	79,490	3,622
UnitedHealth Group, Inc.	80,839	24,476
Vertex Pharmaceuticals, Inc. (a)	64,706	17,601
West Pharmaceutical Services, Inc.	58,634	15,766
		247,377
Industrials (9.7%):
3M Co.	54,311	8,172
Acuity Brands, Inc.	5,664	561
Allegion PLC	33,816	3,364
Allison Transmission Holdings, Inc.	71,159	2,659
BWX Technologies, Inc.	7,975	435
C.H. Robinson Worldwide, Inc.	55,400	5,192
Cummins, Inc.	46,350	8,958
Eaton Corp. PLC	35,760	3,330
Fastenal Co.	58,281	2,741
FTI Consulting, Inc. (a)	81,769	9,766
Graco, Inc.	10,630	566
Honeywell International, Inc.	6,827	1,020
IDEX Corp.	78,764	12,981

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
IHS Markit Ltd.	157,480	$12,713
Illinois Tool Works, Inc.	44,729	8,274
Johnson Controls International PLC	88,571	3,408
Lennox International, Inc.	18,886	5,064
Lockheed Martin Corp.	20,358	7,715
ManpowerGroup, Inc.	7,776	535
Old Dominion Freight Line, Inc.	72,259	13,210
PACCAR, Inc.	25,721	2,188
Republic Services, Inc.	51,022	4,452
Robert Half International, Inc.	63,787	3,245
Rockwell Automation, Inc.	28,816	6,286
Rollins, Inc. (b)	22,061	1,156
Roper Technologies, Inc.	35,975	15,557
Snap-on, Inc.	13,715	2,001
Southwest Airlines Co.	78,317	2,419
The Toro Co.	33,469	2,388
Trane Technologies PLC	71,269	7,973
United Parcel Service, Inc. Class B	48,715	6,955
Verisk Analytics, Inc.	11,197	2,113
W.W. Grainger, Inc.	4,365	1,491
Waste Management, Inc.	46,622	5,109
		173,997
IT Services (6.8%):
Cognizant Technology Solutions Corp. Class A	46,177	3,155
Fiserv, Inc. (a)	167,959	16,761
International Business Machines Corp.	18,842	2,316
Jack Henry & Associates, Inc.	6,658	1,187
Mastercard, Inc. Class A	15,837	4,886
PayPal Holdings, Inc. (a)	105,623	20,710
Twilio, Inc. Class A (a)	134,143	37,214
Visa, Inc. Class A	184,735	35,174
		121,403
Materials (1.7%):
Air Products & Chemicals, Inc.	22,670	6,498
Avery Dennison Corp.	6,647	753
International Paper Co.	48,117	1,674
LyondellBasell Industries NV Class A	98,062	6,131
Newmont Corp.	50,388	3,487
Nucor Corp.	61,449	2,578
Packaging Corp. of America	24,357	2,341
Royal Gold, Inc.	10,435	1,460
RPM International, Inc.	9,477	773
Steel Dynamics, Inc.	69,822	1,914
The Scotts Miracle-Gro Co.	6,386	1,013
Westrock Co.	76,759	2,062
		30,684

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (2.7%):
Alexandria Real Estate Equities, Inc.	17,859	$3,171
AvalonBay Communities, Inc.	20,961	3,210
Boston Properties, Inc.	22,812	2,032
Digital Realty Trust, Inc.	24,139	3,874
Equity Residential	45,637	2,448
Essex Property Trust, Inc.	8,634	1,906
Healthpeak Properties, Inc.	67,131	1,832
Host Hotels & Resorts, Inc.	117,529	1,267
Invitation Homes, Inc.	59,813	1,784
Jones Lang LaSalle, Inc.	27,629	2,733
National Retail Properties, Inc.	26,740	948
Park Hotels & Resorts, Inc.	117,703	973
Prologis, Inc.	61,379	6,470
Public Storage	11,190	2,237
Realty Income Corp.	43,249	2,597
Regency Centers Corp.	35,201	1,444
Ventas, Inc.	48,610	1,865
VICI Properties, Inc.	85,359	1,853
Welltower, Inc.	44,337	2,375
Weyerhaeuser Co.	100,037	2,782
		47,801
Semiconductors & Semiconductor Equipment (6.3%):
Applied Materials, Inc.	42,039	2,704
Broadcom, Inc.	7,232	2,291
Intel Corp.	197,346	9,419
KLA Corp.	11,771	2,352
Lam Research Corp.	47,410	17,881
Marvell Technology Group Ltd.	358,869	13,088
NVIDIA Corp.	41,347	17,556
QUALCOMM, Inc.	239,564	25,301
STMicroelectronics NV, NYS	512,399	14,316
Texas Instruments, Inc.	57,436	7,326
		112,234
Software (9.9%):
CDK Global, Inc.	10,407	473
Citrix Systems, Inc.	15,435	2,204
Fair Isaac Corp. (a)	38,991	17,124
Intuit, Inc.	14,159	4,338
Microsoft Corp.	464,855	95,300
Oracle Corp.	38,099	2,113
RingCentral, Inc. Class A (a)	86,536	25,119
Salesforce.com, Inc. (a)	32,765	6,384
Synopsys, Inc. (a)	51,338	10,228
Workday, Inc. Class A (a)	64,352	11,643
		174,926

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Growth & Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Technology Hardware, Storage & Peripherals (4.9%):
Apple, Inc.	195,048	$82,902
HP, Inc.	155,322	2,731
NetApp, Inc.	23,602	1,046
		86,679
Utilities (3.9%):
Alliant Energy Corp.	14,336	772
Ameren Corp.	23,562	1,891
CMS Energy Corp.	70,981	4,556
Consolidated Edison, Inc.	32,707	2,513
Dominion Energy, Inc.	31,384	2,543
DTE Energy Co.	43,182	4,993
Duke Energy Corp.	59,538	5,045
Evergy, Inc.	70,115	4,546
Eversource Energy	35,540	3,201
Exelon Corp.	78,716	3,039
National Fuel Gas Co.	10,861	441
NextEra Energy, Inc.	18,733	5,258
Pinnacle West Capital Corp.	33,333	2,769
PPL Corp.	79,655	2,120
The AES Corp.	57,115	870
The Southern Co.	61,467	3,357
UGI Corp.	21,195	706
Vistra Corp.	51,713	965
WEC Energy Group, Inc.	105,118	10,013
Xcel Energy, Inc.	132,712	9,163
		68,761
Total Common Stocks (Cost $1,434,050)		1,777,449
Collateral for Securities Loaned^ (0.0%) (c)
HSBC U.S. Government Money Market Fund I Shares, 0.08% (d)	83,755	84
Invesco Government & Agency Portfolio Institutional Shares, 0.06% (d)	705,945	706
Total Collateral for Securities Loaned (Cost $790)		790
Total Investments (Cost $1,434,840) — 99.5%		1,778,239
Other assets in excess of liabilities — 0.5%		8,082
NET ASSETS — 100.00%		$1,786,321

At July 31, 2020 the Fund's investments in foreign securities were 5.1% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Amount represents less than 0.05% of net assets.

(d)  Rate disclosed is the daily yield on July 31, 2020.

NYS — New York Registered Shares

PLC — Public Limited Company

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Growth & Income Fund
Assets:
Investments, at value (Cost $1,434,840)	$1,778,239	(a)
Cash and cash equivalents	5,263
Receivables:
Interest and dividends	1,268
Capital shares issued	296
Investments sold	10,834
Prepaid expenses	50
Total assets	1,795,950
Liabilities:
Payables:
Collateral received on loaned securities	790
Investments purchased	6,119
Capital shares redeemed	1,429
Accrued expenses and other payables:
Investment advisory fees	853
Administration fees	216
Custodian fees	21
Transfer agent fees	147
Compliance fees	1
12b-1 fees	1
Other accrued expenses	52
Total liabilities	9,629
Net Assets:
Capital	1,489,400
Total accumulated earnings/(loss)	296,921
Net assets	$1,786,321
Net Assets:
Fund Shares	$1,605,020
Institutional Shares	172,787
Class A shares	8,514
Total	$1,786,321
Shares (unlimited number of shares authorized with no par value):
Fund Shares	78,648
Institutional Shares	8,477
Class A shares	419
Total	87,544
Net asset value, offering and redemption price per share: (b)
Fund Shares	$20.41
Institutional Shares	$20.38
Class A shares	$20.31
Maximum Sales Charge — Class A shares	5.75%
Maximum offering price:
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A shares	$21.55

(a)  Includes $781 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2020

(Amounts in Thousands)

	USAA Growth & Income Fund
Investment Income:
Dividends	$33,560
Interest	142
Securities lending (net of fees)	33
Total income	33,735
Expenses:
Investment advisory fees	10,476
Administration fees — Fund Shares	2,375
Administration fees — Institutional Shares	164
Administration fees — Class A shares	13
Sub-Administration fees	40
12b-1 fees — Class A shares	22
Custodian fees	118
Transfer agent fees — Fund Shares	1,592
Transfer agent fees — Institutional Shares	164
Transfer agent fees — Class A shares	2
Trustees' fees	46
Compliance fees	12
Legal and audit fees	89
State registration and filing fees	35
Interfund lending fees	—	(a)
Other expenses	120
Total expenses	15,268
Net Investment Income (Loss)	18,467
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(45,325)
Net change in unrealized appreciation/depreciation on investment securities	154,924
Net realized/unrealized gains (losses) on investments	109,599
Change in net assets resulting from operations	$128,066

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Growth & Income Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
From Investments:
Operations:
Net investment income (loss)	$18,467	$19,191
Net realized gains (losses) from investments	(45,325)	394,988
Net change in unrealized appreciation/depreciation on investments	154,924	(399,883)
Change in net assets resulting from operations	128,066	14,296
Distributions to Shareholders:
Fund Shares	(343,128)	(166,142)
Institutional Shares	(35,438)	(15,193)
Class A shares	(2,079)	(1,013)
Change in net assets resulting from distributions to shareholders	(380,645)	(182,348)
Change in net assets resulting from capital transactions	190,818	89,869
Change in net assets	(61,761)	(78,183)
Net Assets:
Beginning of period	1,848,082	1,926,265
End of period	$1,786,321	$1,848,082
Capital Transactions:
Fund Shares
Proceeds from shares issued	$68,003	$90,122
Distributions reinvested	337,401	163,732
Cost of shares redeemed	(244,637)	(182,952)
Total Fund Shares	$160,767	$70,902
Institutional Shares
Proceeds from shares issued	$6,128	$14,447
Distributions reinvested	35,435	15,189
Cost of shares redeemed	(11,532)	(10,756)
Total Institutional Shares	$30,031	$18,880
Class A shares
Proceeds from shares issued	$142	$219
Distributions reinvested	104	36
Cost of shares redeemed	(226)	(168)
Total Class A shares	$20	$87
Change in net assets resulting from capital transactions	$190,818	$89,869

(continues on next page)

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Growth & Income Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
Share Transactions:
Fund Shares
Issued	3,423	3,781
Reinvested	16,949	7,465
Redeemed	(12,322)	(7,709)
Total Fund Shares	8,050	3,537
Institutional Shares
Issued	281	625
Reinvested	1,782	693
Redeemed	(561)	(425)
Total Institutional Shares	1,502	893
Class A shares
Issued	7	9
Reinvested	5	2
Redeemed	(13)	(7)
Total Class A shares	(1)	4
Change in Shares	9,551	4,434

See notes to financial statements.

16

This page is intentionally left blank.

17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Growth & Income Fund
Fund Shares
Year Ended July 31, 2020	$23.70	0.22	(d)	1.45	1.67	(0.23)	(4.73)
Year Ended July 31, 2019	$26.19	0.25		(0.24)	0.01	(0.24)	(2.26)
Year Ended July 31, 2018	$24.25	0.19		3.03	3.22	(0.18)	(1.10)
Year Ended July 31, 2017	$20.39	0.21		3.94	4.15	(0.22)	(0.07)
Year Ended July 31, 2016	$22.00	0.15		(0.51)	(0.36)	(0.14)	(1.11)
Institutional Shares
Year Ended July 31, 2020	$23.68	0.23	(d)	1.44	1.67	(0.24)	(4.73)
Year Ended July 31, 2019	$26.17	0.26		(0.24)	0.02	(0.25)	(2.26)
Year Ended July 31, 2018	$24.23	0.20		3.03	3.23	(0.19)	(1.10)
Year Ended July 31, 2017	$20.38	0.22		3.94	4.16	(0.24)	(0.07)
August 7, 2015 (g) through July 31, 2016	$22.10	0.16		(0.60)	(0.44)	(0.17)	(1.11)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Reflects increased trading activity due to current year transition or asset allocation shift.

(f)  Prior to December 1, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Institutional Shares to 0.85% of the Institutional Shares' average daily net assets.

(g)  Commencement of operations.

(h)  Prior to December 1, 2017, AMCO voluntarily agreed to limit the annual expenses of the Class A shares to 1.20% of the Class A shares' average daily net assets.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses^(b)		Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Growth & Income Fund
Fund Shares
Year Ended July 31, 2020	(4.96)	$20.41	7.81%	0.87%		1.05%	0.87%	$1,605,020	74%
Year Ended July 31, 2019	(2.50)	$23.70	0.89%	0.88%		1.04%	0.88%	$1,673,033	93	%(e)
Year Ended July 31, 2018	(1.28)	$26.19	13.59%	0.88%		0.80%	0.88%	$1,756,259	23%
Year Ended July 31, 2017	(0.29)	$24.25	20.49%	0.91%		0.89%	0.91%	$1,605,220	21%
Year Ended July 31, 2016	(1.25)	$20.39	(1.49)%	0.95%		0.78%	0.95%	$1,380,560	22%
Institutional Shares
Year Ended July 31, 2020	(4.97)	$20.38	7.86%	0.83%		1.09%	0.83%	$172,787	74%
Year Ended July 31, 2019	(2.51)	$23.68	0.94%	0.83	%(f)	1.09%	0.83%	$165,137	93	%(e)
Year Ended July 31, 2018	(1.29)	$26.17	13.66%	0.84%		0.85%	0.84%	$159,148	23%
Year Ended July 31, 2017	(0.31)	$24.23	20.54%	0.85%		0.95%	0.85%	$139,866	21%
August 7, 2015 (g) through July 31, 2016	(1.28)	$20.38	(1.87)%	0.85%		0.83%	0.87%	$117,512	22%

(continues on next page)

See notes to financial statements.

19

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Growth & Income Fund
Class A shares
Year Ended July 31, 2020	$23.61	0.16	(b)	1.45	1.61	(0.18)	(4.73)
Year Ended July 31, 2019	$26.10	0.19		(0.25)	(0.06)	(0.17)	(2.26)
Year Ended July 31, 2018	$24.17	0.12		3.02	3.14	(0.11)	(1.10)
Year Ended July 31, 2017	$20.32	0.15		3.91	4.06	(0.14)	(0.07)
Year Ended July 31, 2016	$21.93	0.10		(0.50)	(0.40)	(0.10)	(1.11)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects increased trading activity due to current year transition or asset allocation shift.

(d)  Prior to December 1, 2017, AMCO (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Class A shares to 1.20% of the Class A shares' average daily net assets.

See notes to financial statements.

20

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

				Ratios to Average Net Assets				Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses^		Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Growth & Income Fund
Class A shares
Year Ended July 31, 2020	(4.91)	$20.31	7.52%	1.14%		0.79%	1.14%	$8,514	74%
Year Ended July 31, 2019	(2.43)	$23.61	0.62%	1.15%		0.77%	1.23%	$9,912	93	%(c)
Year Ended July 31, 2018	(1.21)	$26.10	13.28%	1.17	%(d)	0.52%	1.20%	$10,858	23%
Year Ended July 31, 2017	(0.21)	$24.17	20.10%	1.20%		0.60%	1.24%	$9,987	21%
Year Ended July 31, 2016	(1.21)	$20.32	(1.72)%	1.20%		0.53%	1.28%	$8,332	22%

See notes to financial statements.

21

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Growth & Income Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A shares. The Fund is classified as diversified under the 1940 Act.

Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A shares and became subject to a front-end sales charge.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and, subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value, ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,777,449	$—	$—	$1,777,449
Collateral for Securities Loaned	790	—	—	790
Total	$1,778,239	$—	$—	$1,778,239

For the year ended July 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of July 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$781	$—	$790

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year-end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,294,684	$1,442,937

There were no purchases and sales of U.S. government securities during the year ended July 31, 2020.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2020, are reflected on the Statement of Operations as Investment Advisory fees.

Effective July 1, 2019, no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Multi-Cap Core Funds Index. The Lipper Multi-Cap Core Funds Index tracks the total return performance of each class within the Lipper Multi-Cap Core Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a)  Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020 through July 31, 2020, performance adjustments for Fund Shares, Institutional Shares, and Class A shares were $(54), $(6), and less than $(1) thousand, respectively. For the Fund Shares, Institutional Shares and Class A shares, the performance adjustments were less than 0.01% of net assets for all classes.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of- managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2020, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund Shares and Class A shares, and 0.10% of average daily net assets of the Institutional Shares. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and Class A shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A shares. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A shares of the Fund. Amounts incurred and paid to the Distributor for the year ended July 31, 2020, are reflected on the Statement of Operations as 12b-1 fees

In addition, the Distributor is entitled to receive commission on sales of the Class A shares of the Fund. For the fiscal year ended July 31, 2020, the Distributor didn't receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2020, the expense limits (excluding voluntary waivers) are 0.88%, 0.84%, and 1.15% for Fund Shares, Institutional Shares, and Class A shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of July 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2020.

Expires July 31, 2022
$4

*Rounds to less than $1 thousand.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees: (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults: (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended July 31, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended July 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2020.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$1,281	3	2.15%	$1,721

*  For the year ended July 31, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income quarterly. Distributable net realized gains if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The following permanent reclassifications were made between capital accounts to reflect the portion of the payments made to redeeming shareholders that was claimed as a distribution for income tax purposes during the year ended July 31, 2020 (amounts in thousands):

Total accumulated earnings/(loss)	Capital
$1	$(1)

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended July 31, 2020			Year Ended July 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$21,852	$358,793	$380,645	$18,971	$163,377	$182,348

*  Includes short-term realized capital gains, if any, which are taxable as ordinary income.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

As of July 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$3,299	$3,299	$(39,007)	$332,629	$296,921

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

At July 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Total
$39,007	$39,007

As of July 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,445,610	$412,911	$(80,282)	$332,629

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Growth & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Growth & Income Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2020

32

USAA Mutual Funds Trust	Supplemental Information July 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

33

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

34

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

35

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

36

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, Investment Management Company (IMCO) (September 2009-April 2014); President, Asset Management Company (AMCO) (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA IMCO (since 2009); Chairman of Board of IMCO (since 2013); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

37

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

38

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/20	Actual Ending Account Value 7/31/20	Hypothetical Ending Account Value 7/31/20	Actual Expenses Paid During Period 2/1/20- 7/31/20*	Hypothetical Expenses Paid During Period 2/1/20- 7/31/20*	Annualized Expense Ratio During Period 2/1/20- 7/31/20
Fund Shares	$1,000.00	$1,018.50	$1,020.64	$4.27	$4.27	0.85%
Institutional Shares	1,000.00	1,018.30	1,020.89	4.01	4.02	0.80%
Class A shares	1,000.00	1,017.30	1,019.29	5.62	5.62	1.12%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

39

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions(a)
100.00%	79.14%	$2,897	$358,792

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

40

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Liquidity Risk Management Program

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

41

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23431-0920

JULY 31, 2020

Annual Report

USAA Growth Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	3
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	26
Trustees' and Officers' Information	26
Proxy Voting and Portfolio Holdings Information	32
Expense Examples	32
Additional Federal Income Tax Information	33
Liquidity Risk Management Program	34
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem pedestrian given what we would experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic forecasts moot, but it also roiled stock and bond markets everywhere. It also brought the economy to a near halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on July 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (July 31, 2020) at approximately 3,271, which was up 8.9% from one year ago. Quite the impressive reversal.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of sheltering in place. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving fixed income liquidity and trading. Credit spreads across corporate, high yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.02% at the beginning of our reporting period to approximately 0.55% as of July 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to analyze the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be a guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 235-8396.

Sincerely,

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

2

USAA Mutual Funds Trust

USAA Growth Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA  Wasif A. Latif

NewBridge Asset Management, A Victory Capital Investment Franchise

Eric F. Maronak  Jason E. Dahl, CFA
Scott R. Kefer, CFA  Michael B. Koskuba

RS Investments Growth, A Victory Capital Investment Franchise

Scott Tracy, CFA  Stephen J. Bishop
Melissa Chadwick-Dunn  Christopher Clark, CFA
Paul Leung, CFA

Loomis, Sayles & Company, L.P.

Aziz V. Hamzaogullari, CFA

Renaissance Investment Management*

Michael E. Schroer, CFA  Andy Eng, CFA

•  What were the market conditions over the reporting period?

The U.S. stock market generated solid gains for the reporting period overall. Growth stocks significantly outperformed value stocks, while large-cap stocks outpaced small-cap stocks.

Global financial market performance varied widely over the period driven by optimism of continued economic recovery followed by the novel coronavirus ("COVID-19") shock and uncertainty related to the duration and economic impact of the COVID-19 pandemic. These fears generally led to a "risk-off" environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening. The U.S. large-cap growth space, led by information technology and communication services, continued to outperform in the face of the economic threat as they were perceived as "stay-at-home stocks" that would further benefit from economic activity from homes.

Within the United States, the S&P 500® Index dropped nearly 34% at the end of the reporting period from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with optimism that a COVID-19 treatment will eventually emerge. Over the reporting period, the S&P 500 Index retuned 11.96%, with large-cap growth stocks leading the way, up to a return of 29.84% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks

*Effective June 30, 2020, Renaissance Investment Management is no longer a subadviser to the Fund.

3

USAA Mutual Funds Trust

USAA Growth Fund (continued)

Managers' Commentary (continued)

significantly underperformed growth stocks over the period. U.S. large-cap value stocks were down to a return of -6.01% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, returned -4.59% as represented by the Russell 2000 Index.

Developed-market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the year's losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -1.67%, while the MSCI Emerging Markets Index returned 6.55%.

•  How did the USAA Growth Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2020, the Fund Shares and Institutional Shares had total returns of 23.71% and 23.75%, respectively. This compares to returns of 29.84% for the Russell 1000® Growth Index (the "Index") and 28.44% for the Lipper Large-Cap Growth Funds Index.

Victory Capital Management Inc. is the Fund's investment adviser. and employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for a portion of the Fund's assets.

•  What strategies did you employ during the reporting period?

For the reporting period, the Fund underperformed the benchmark index as stock selection detracted from performance while sector allocation added to performance versus the Index. In terms of allocation, overweight positions in the consumer discretionary and underweight positions in consumer staples, materials, real estate and financials helped Fund performance.

Stock selection within the healthcare, information technology, communication services, consumer discretionary, and staples detracted from Fund performance. On the positive side, stock selection in industrials and financials added to Fund performance.

Thank you for allowing us to assist you with your investment needs.

4

USAA Mutual Funds Trust

USAA Growth Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2020

	Fund Shares	Institutional Shares
INCEPTION DATE	4/5/71	8/1/08
	Net Asset Value	Net Asset Value	Russell 1000® Growth Index[1]	Lipper Large-Cap Growth Funds Index[2]
One Year	23.71%	23.75%	29.84%	28.44%
Five Year	14.40%	14.47%	16.82%	15.38%
Ten Year	16.00%	16.06%	17.28%	15.94%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Growth Fund — Growth of $10,000

1The unmanaged Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

2The unmanaged Lipper Large-Cap Growth Funds Index tracks the total return performance of funds within the Lipper Large-Cap Growth Funds category.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

USAA Mutual Funds Trust USAA Growth Fund	July 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The USAA Growth Fund seeks long-term growth of capital.

Sector Allocation*:

July 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

6

USAA Mutual Funds Trust USAA Growth Fund	Schedule of Portfolio Investments July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.0%)
Communication Services (12.4%):
Activision Blizzard, Inc.	508,037	$41,979
Alphabet, Inc. Class A (a)	19,054	28,351
Alphabet, Inc. Class C (a)	79,979	118,606
Facebook, Inc. Class A (a)	473,982	120,235
Netflix, Inc. (a)	43,058	21,050
The Walt Disney Co.	175,086	20,475
Twitter, Inc. (a)	640,899	23,329
		374,025
Communications Equipment (0.7%):
Cisco Systems, Inc.	469,252	22,102
Consumer Discretionary (18.8%):
Alibaba Group Holding Ltd., ADR (a)	346,283	86,924
Amazon.com, Inc. (a)	78,104	247,174
Booking Holdings, Inc. (a)	7,577	12,594
Burlington Stores, Inc. (a)	119,702	22,504
Chipotle Mexican Grill, Inc. (a)	14,807	17,104
Lululemon Athletica, Inc. (a)	103,790	33,792
Nike, Inc. Class B	241,712	23,594
Starbucks Corp.	304,220	23,283
Target Corp.	130,453	16,421
Tesla, Inc. (a)	14,697	21,028
The Home Depot, Inc.	86,747	23,030
The TJX Cos., Inc.	363,657	18,907
Yum China Holdings, Inc.	194,759	9,979
Yum! Brands, Inc.	148,668	13,536
		569,870
Consumer Staples (2.8%):
Church & Dwight Co., Inc.	96,965	9,341
Colgate-Palmolive Co.	221,292	17,083
Constellation Brands, Inc. Class A	106,715	19,017
Monster Beverage Corp. (a)	492,603	38,659
		84,100
Electronic Equipment, Instruments & Components (0.9%):
Amphenol Corp. Class A	116,862	12,359
Keysight Technologies, Inc. (a)	141,910	14,176
		26,535
Energy (0.2%):
Schlumberger Ltd.	379,036	6,876
Financials (1.9%):
FactSet Research Systems, Inc.	56,479	19,559
MSCI, Inc.	60,296	22,670
SEI Investments Co.	316,155	16,544
		58,773

See notes to financial statements.

7

USAA Mutual Funds Trust USAA Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (15.6%):
Align Technology, Inc. (a)	41,942	$12,323
bluebird bio, Inc. (a)	140,017	8,499
Bristol-Myers Squibb Co.	365,992	21,469
Cerner Corp.	257,159	17,860
Charles River Laboratories International, Inc. (a)	95,404	18,985
Edwards Lifesciences Corp. (a)	294,396	23,085
Eli Lilly & Co.	116,940	17,575
Illumina, Inc. (a)	47,800	18,267
Intuitive Surgical, Inc. (a)	21,343	14,629
Masimo Corp. (a)	125,076	27,531
Novartis AG, ADR	215,514	17,702
NOVO Nordisk A/S, ADR	155,629	10,167
Regeneron Pharmaceuticals, Inc. (a)	66,671	42,141
Roche Holdings Ltd., ADR	773,919	33,356
Royalty Pharma PLC Class A (a)	527,918	22,727
Sage Therapeutics, Inc. (a)	95,232	4,340
UnitedHealth Group, Inc.	151,463	45,860
Varian Medical Systems, Inc. (a)	53,452	7,629
Veeva Systems, Inc. Class A (a)	108,914	28,815
Vertex Pharmaceuticals, Inc. (a)	147,007	39,985
West Pharmaceutical Services, Inc.	62,238	16,734
Zoetis, Inc.	173,520	26,319
		475,998
Industrials (7.1%):
CoStar Group, Inc. (a)	31,133	26,455
Deere & Co.	186,788	32,932
Expeditors International of Washington, Inc.	304,829	25,761
FTI Consulting, Inc. (a)	98,673	11,786
IDEX Corp.	95,520	15,744
IHS Markit Ltd.	157,847	12,743
Old Dominion Freight Line, Inc.	73,744	13,482
Roper Technologies, Inc.	43,182	18,674
The Boeing Co.	197,338	31,179
Trane Technologies PLC	86,348	9,660
Uber Technologies, Inc. (a)	546,287	16,531
		214,947
IT Services (11.0%):
Automatic Data Processing, Inc.	50,742	6,744
EPAM Systems, Inc. (a)	82,166	23,835
Fiserv, Inc. (a)	204,684	20,425
PayPal Holdings, Inc. (a)	346,121	67,864
Shopify, Inc. Class A (a)	17,927	18,357
Twilio, Inc. Class A (a)	161,862	44,904
Visa, Inc. Class A	764,363	145,535
		327,664

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Growth Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (0.6%):
American Tower Corp.	67,916	$17,753
Semiconductors & Semiconductor Equipment (6.8%):
Lam Research Corp.	47,287	17,835
Marvell Technology Group Ltd.	434,349	15,841
NVIDIA Corp.	253,914	107,809
QUALCOMM, Inc.	436,114	46,058
STMicroelectronics NV, NYS (b)	619,669	17,314
		204,857
Software (17.3%):
Adobe, Inc. (a)	54,138	24,055
Autodesk, Inc. (a)	217,730	51,477
Fair Isaac Corp. (a)	47,250	20,752
Microsoft Corp.	781,716	160,259
Oracle Corp.	748,249	41,490
Proofpoint, Inc. (a)	113,402	13,117
RingCentral, Inc. Class A (a)	105,086	30,503
Salesforce.com, Inc. (a)	392,673	76,512
ServiceNow, Inc. (a)	100,054	43,944
Synopsys, Inc. (a)	62,371	12,426
The Trade Desk, Inc. Class A (a)	33,638	15,182
Workday, Inc. Class A (a)	159,420	28,843
		518,560
Technology Hardware, Storage & Peripherals (2.9%):
Apple, Inc.	202,837	86,214
Total Common Stocks (Cost $1,676,680)		2,988,274
Collateral for Securities Loaned^ (0.4%)
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.13% (c)	11,034,123	11,034
Total Collateral for Securities Loaned (Cost $11,034)		11,034
Total Investments (Cost $1,687,714) — 99.4%		2,999,308
Other assets in excess of liabilities — 0.6%		17,550
NET ASSETS — 100.00%		$3,016,858

At July 31, 2020 the Fund's investments in foreign securities were 9.5% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on July 31, 2020.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PLC — Public Limited Company

See notes to financial statements.

9

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Growth Fund
Assets:
Investments, at value (Cost $1,687,714)	$2,999,308	(a)
Cash and cash equivalents	23,798
Receivables:
Interest and dividends	491
Capital shares issued	494
Investments sold	14,076
Reclaims	982
Prepaid expenses	49
Total assets	3,039,198
Liabilities:
Payables:
Collateral received on loaned securities	11,034
Investments purchased	7,453
Capital shares redeemed	1,682
Accrued expenses and other payables:
Investment advisory fees	1,488
Administration fees	323
Custodian fees	43
Transfer agent fees	254
Compliance fees	2
Other accrued expenses	61
Total liabilities	22,340
Net Assets:
Capital	1,671,374
Total accumulated earnings/(loss)	1,345,484
Net assets	$3,016,858
Net Assets:
Fund Shares	$1,841,547
Institutional Shares	1,175,311
Total	$3,016,858
Shares (unlimited number of shares authorized with no par value):
Fund Shares	59,698
Institutional Shares	38,194
Total	97,892
Net asset value, offering and redemption price per share: (b)
Fund Shares	$30.85
Institutional Shares	$30.77

(a)  Includes $10,631 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.
See notes to financial statements.

10

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2020

(Amounts in Thousands)

USAA Growth Fund
Investment Income:
Dividends	$19,448
Interest	505
Securities lending (net of fees)	119
Total income	20,072
Expenses:
Investment advisory fees	17,415
Administration fees — Fund Shares	2,468
Administration fees — Institutional Shares	1,051
Sub-Administration fees	59
Custodian fees	187
Transfer agent fees — Fund Shares	1,497
Transfer agent fees — Institutional Shares	1,051
Trustees' fees	46
Compliance fees	18
Legal and audit fees	86
State registration and filing fees	45
Interfund lending fees	1
Other expenses	202
Total expenses	24,126
Net Investment Income (Loss)	(4,054)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	41,547
Net change in unrealized appreciation/depreciation on investment securities	535,104
Net realized/unrealized gains (losses) on investments	576,651
Change in net assets resulting from operations	$572,597

See notes to financial statements.

11

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Growth Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
From Investments:
Operations:
Net investment income (loss)	$(4,054)	$11,844
Net realized gains (losses) from investments	41,547	697,328
Net change in unrealized appreciation/depreciation on investments	535,104	(420,992)
Change in net assets resulting from operations	572,597	288,180
Distributions to Shareholders:
Fund Shares	(353,429)	(172,418)
Institutional Shares	(238,249)	(126,833)
Change in net assets resulting from distributions to shareholders	(591,678)	(299,251)
Change in net assets resulting from capital transactions	275,670	(134,407)
Change in net assets	256,589	(145,478)
Net Assets:
Beginning of period	2,760,269	2,905,747
End of period	$3,016,858	$2,760,269
Capital Transactions:
Fund Shares
Proceeds from shares issued	$145,301	$154,373
Distributions reinvested	347,843	170,170
Cost of shares redeemed	(334,706)	(221,811)
Total Fund Shares	$158,438	$102,732
Institutional Shares
Proceeds from shares issued	$191,549	$73,455
Distributions reinvested	238,149	126,793
Cost of shares redeemed	(312,466)	(437,387)
Total Institutional Shares	$117,232	$(237,139)
Change in net assets resulting from capital transactions	$275,670	$(134,407)
Share Transactions:
Fund Shares
Issued	5,347	5,086
Reinvested	13,475	6,270
Redeemed	(12,283)	(7,389)
Total Fund Shares	6,539	3,967
Institutional Shares
Issued	6,323	2,430
Reinvested	9,247	4,682
Redeemed	(11,815)	(13,944)
Total Institutional Shares	3,755	(6,832)
Change in Shares	10,294	(2,865)

See notes to financial statements.

12

This page is intentionally left blank.

13

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Growth Fund
Fund Shares
Year Ended July 31, 2020	$31.54	(0.05	)(b)	6.18	6.13	(0.08)	(6.74)
Year Ended July 31, 2019	$32.15	0.12		2.80	2.92	(0.09)	(3.44)
Year Ended July 31, 2018	$28.65	0.07		4.18	4.25	(0.05)	(0.70)
Year Ended July 31, 2017	$25.53	0.09		4.31	4.40	(0.05)	(1.23)
Year Ended July 31, 2016	$25.91	0.10		1.19	1.29	(0.11)	(1.56)
Institutional Shares
Year Ended July 31, 2020	$31.47	(0.04	)(b)	6.16	6.12	(0.08)	(6.74)
Year Ended July 31, 2019	$32.08	0.15		2.78	2.93	(0.10)	(3.44)
Year Ended July 31, 2018	$28.59	0.09		4.18	4.27	(0.08)	(0.70)
Year Ended July 31, 2017	$25.48	0.12		4.30	4.42	(0.08)	(1.23)
Year Ended July 31, 2016	$25.86	0.15		1.16	1.31	(0.13)	(1.56)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

(d)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

14

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^		Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Growth Fund
Fund Shares
Year Ended July 31, 2020	(6.82)	$30.85	23.71%	0.91%		(0.16)%	0.91%		$1,841,547	59%
Year Ended July 31, 2019	(3.53)	$31.54	10.90%	0.90	%(c)	0.41%	0.90	%(c)	$1,676,470	70	%(d)
Year Ended July 31, 2018	(0.75)	$32.15	14.99%	0.97	%(c)	0.33%	0.97	%(c)	$1,581,693	19%
Year Ended July 31, 2017	(1.28)	$28.65	18.04%	1.09	%(c)	0.36%	1.09	%(c)	$1,375,305	17%
Year Ended July 31, 2016	(1.67)	$25.53	5.25%	1.11	%(c)	0.36%	1.11	%(c)	$1,143,344	18%
Institutional Shares
Year Ended July 31, 2020	(6.82)	$30.77	23.75%	0.87%		(0.13)%	0.87%		$1,175,311	59%
Year Ended July 31, 2019	(3.54)	$31.47	10.94%	0.85	%(c)	0.47%	0.85	%(c)	$1,083,799	70	%(d)
Year Ended July 31, 2018	(0.78)	$32.08	15.07%	0.92	%(c)	0.39%	0.92	%(c)	$1,324,054	19%
Year Ended July 31, 2017	(1.31)	$28.59	18.14%	1.01	%(c)	0.43%	1.01	%(c)	$1,299,751	17%
Year Ended July 31, 2016	(1.69)	$25.48	5.34%	1.02	%(c)	0.47%	1.02	%(c)	$1,012,360	18%

See notes to financial statements.

15

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Growth Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If

16

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,988,274	$—	$—	$2,988,274
Collateral for Securities Loaned	11,034	—	—	11,034
Total	$2,999,308	$—	$—	$2,999,308

For the year ended July 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

17

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$10,631	$—	$11,034

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year-end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,577,936	$1,863,896

There were no purchases and sales of U.S. government securities during the year ended July 31, 2020.

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at usaa.com. As of July 31, 2020, certain fund-of-funds owned total outstanding shares of the Fund as follows:

USAA Cornerstone Conservative Fund	0.1%
USAA Cornerstone Equity Fund	0.3%
USAA Target Retirement Income Fund	0.1%
USAA Target Retirement 2020 Fund	0.3%
USAA Target Retirement 2030 Fund	1.5%
USAA Target Retirement 2040 Fund	2.3%
USAA Target Retirement 2050 Fund	1.5%
USAA Target Retirement 2060 Fund	0.2%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2020, are reflected on the Statement of Operations as Investment Advisory fees.

Effective July 1, 2019, no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Large-Cap Growth Funds Index. The Lipper Large-Cap Growth Funds Index tracks the total return performance of each class within the Lipper Large-Cap Growth Funds category.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Large-Cap Growth Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020 through July 31, 2020, performance adjustments for Fund Shares, and Institutional Shares were $(70), and $(45), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were less than 0.01% of net assets for both classes.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of- managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM has entered into a Subadvisory Agreement with Loomis, Sayles & Company, L.P. ("Loomis Sayles") and Renaissance Investment Management ("Renaissance"), under which Loomis Sayles and Renaissance each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). These arrangements provide for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Effective June 30, 2020, Renaissance is no longer a subadviser to the Fund.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% and 0.10% of average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor received no fees or other compensation for such distribution services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2020, the expense limits (excluding voluntary waivers) are 0.92% and 0.88% for Fund Shares and Institutional Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of July 31, 2020, the Fund had no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees: (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults: (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.

Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

7. Borrowing and Interfund Lending:

Line of Credit:

For the year ended July 31, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended July 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2020.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$4,681	9	1.52%	$20,708

*  For the year ended July 31, 2020, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The following permanent reclassifications were made between capital accounts to reflect the portion of the payments made to redeeming shareholders that was claimed as a distribution for income tax purposes during the year ended July 31, 2020 (amounts in thousands):

Total accumulated earnings/(loss)	Capital
$(1,084)	$1,084

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended July 31, 2020			Year Ended July 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$35,629	$556,049	$591,678	$21,804	$277,447	$299,251

*  Includes short-term realized capital gains, if any, which are taxable as ordinary income.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

As of July 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Long Term Capital Gains	Accumulated Earnings	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$68,933	$68,933	$(1,404)	$1,277,955	$1,345,484

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

As of July 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,721,353	$1,345,842	$(67,887)	$1,277,955

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Growth Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2020

25

USAA Mutual Funds Trust	Supplemental Information July 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

26

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

27

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

28

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

29

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, Investment Management Company (IMCO) (September 2009-April 2014); President, Asset Management Company (AMCO) (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA IMCO (since 2009); Chairman of Board of IMCO (since 2013); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/20	Actual Ending Account Value 7/31/20	Hypothetical Ending Account Value 7/31/20	Actual Expenses Paid During Period 2/1/20- 7/31/20*	Hypothetical Expenses Paid During Period 2/1/20- 7/31/20*	Annualized Expense Ratio During Period 2/1/20- 7/31/20
Fund Shares	$1,000.00	$1,158.00	$1,020.49	$4.72	$4.42	0.88%
Institutional Shares	1,000.00	1,158.10	1,020.64	4.56	4.27	0.85%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Short-Term Capital Gains Distributions	Long-Term Capital Gain Distributions(a)
68.41%	$27,116	$557,132

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

33

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Liquidity Risk Management Program

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

34

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800	) 235-8396

23419-0920

JULY 31, 2020

Annual Report

USAA High Income Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	3
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	9
Statement of Assets and Liabilities	26
Statement of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	45
Supplemental Information	46
Trustees' and Officers' Information	46
Proxy Voting and Portfolio Holdings Information	52
Expense Examples	52
Additional Federal Income Tax Information	53
Liquidity Risk Management Program	54
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem pedestrian given what we would experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic forecasts moot, but it also roiled stock and bond markets everywhere. It also brought the economy to a near halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on July 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (July 31, 2020) at approximately 3,271, which was up 8.9% from one year ago. Quite the impressive reversal.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of sheltering in place. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving fixed income liquidity and trading. Credit spreads across corporate, high yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.02% at the beginning of our reporting period to approximately 0.55% as of July 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to analyze the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be a guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 235-8396.

Sincerely,

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

2

USAA Mutual Funds Trust

USAA High Income Fund

Managers' Commentary

(Unaudited)

USAA Investments, A Victory Capital Investment Franchise

Julianne Bass, CFA	John Spear, CFA
Kurt Daum, JD	James F. Jackson Jr., CFA
R. Neal Graves, CFA, CPA

•  What were market conditions during the reporting period?

High-yield corporate bonds earned a positive return during the reporting period, as investors favored them for the added interest income they earn.

When the reporting period began in August 2019, investor sentiment was dominated by the U.S.-China trade dispute, the impeachment of President Donald Trump, and uncertainty surrounding Brexit. High-yield bonds posted particularly strong returns in December as investors reacted positively to a "phase-one" trade deal with China.

When the first quarter of 2020 began, high-yield corporate bonds continued to generate positive returns, adding to their 2019 gains. However, in the second half of the quarter, the emergence of the novel coronavirus ("COVID-19") altered economic and market conditions. The expanding pandemic led to the shutdown of major parts of the U.S. economy, and investors' growth expectations plunged. Market volatility surged, surpassing levels seen during the 2008-2009 financial crisis. Investors sought sanctuary in cash and U.S. Treasury securities. Credit spreads, which had been tightening since October widened significantly amid worries about the spread of COVID-19, falling crude oil prices, driven by a conflict between Saudi Arabia and Russia, and fears about a potential U.S economic slowdown.

In the second quarter and through the end of the reporting period, high-yield bonds staged a dramatic recovery, leading a rally in the fixed income market. The asset class benefitted from increased investor appetite, which was supported by substantial monetary and fiscal stimulus from the federal government as well as a reopening of parts of the US economy. To counter the economic fallout of COVID-19, and to keep credit markets functioning, the U.S. Federal Reserve (the "Fed") instituted a series of supportive facilities for commercial paper, corporate bonds, and asset-backed securities. The Fed also began buying high-yield bond exchange-traded funds ("ETF's") under its secondary market corporate credit facility, putting upward pressure on prices of the ETF's underlying bonds.

During the fiscal year, unprecedented became an everyday word, as life in the United States became unlike anything we have ever seen. With many businesses being forced to temporarily close, many people were put out of work. Monthly payrolls, which had been growing at an average of roughly 216 thousand per month since August 2019, plummeted to a loss of 1.4 million jobs in March, and an unprecedented loss of 21 million jobs in April. The unemployment rate, which was at a record low of 3.5% in February, jumped to 14.7% in April. Real GDP fell 5% in first quarter of 2020 and a record 32.9% in the second quarter of 2020, thus officially marking the economy as being in recession. Due to demand dropping precipitously from people not driving, coupled with a strong supply, the price of

3

USAA Mutual Funds Trust

USAA High Income Fund (continued)

Managers' Commentary (continued)

West Texas Intermediate (WTI) crude oil, an indicating benchmark, actually went negative in April. This was due to investors in WTI futures contracts, which requires physical settlement, having to pay to not take delivery, forcing the price into unprecedented negative territory.

In response, federal and state governments stepped up stimulus efforts to help those out of work. Congress passed an unprecedented $1 trillion stimulus package, with unemployment benefits to temporarily supplement state payments, as well as grants/loans to businesses. The Fed significantly increased its balance sheet again, and in an unprecedented move, increased the types of bonds it can buy, to include corporate bonds.

Although U.S. Treasury rates had already begun to fall by August 2019, in response to worries over the trade war with China and the economy beginning to slow, the unprecedented worldwide economic shutdown drove interest rates much lower, as investors bought U.S. Treasurys in a flight to quality. Given the Fed moving the Fed Funds rate to effectively zero and the economy only slowly beginning to reopen, U.S. Treasury rates remain at their lows. Although interest rates were already low, year over year decreases were dramatic. The two-year U.S. Treasury yield dropped 177 basis points, while 10-year and 30-year U.S. Treasury yields dropped 149 and 133 basis points, respectively. (A basis point is 1/100th of a percent.)

High-yield credit spreads widened for the reporting period. Credit spreads based on the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index began the period at 388 basis points, then widened to 1,100 basis points in response to COVID-19, and ended the reporting period at 490 basis points due to stimulus from the Fed and Treasury and improving economic outlook. (A basis point is 1/100th of a percentage point.) Higher-rated BB bonds had strong total returns for the period. Single B-rated bonds had more modest but still positive returns. Lower-rated CCC bonds, which are most susceptible to debt restructurings, had negative returns during the period.

In this environment, high-yield bonds underperformed both the S&P 500® Index and 10-year U.S. Treasury securities — a departure from their long-term historical performance. Historically, high-yield securities tend to perform between stocks and high-quality bonds, generally with less volatility, which can potentially provide long-term investors with a significant diversification advantage. During the reporting period, the S&P 500® Index produced a return of almost 11.96%, while the total return for intermediate-term U.S. Treasurys was over 14%. The Bloomberg Barclays 2% Issuer Capped Bond Index had a total return of 4.07% during the period.

High-yield bond issuance surged after the initial sell-off in May, as companies raised cash for their balance sheets to maintain adequate liquidity during the economic downturn. Other companies refinanced debt to take advantage of low interest rates. High-yield leverage has increased to levels above the 10 year average.

High-yield bond default expectations rose to well above historical averages at the end of the reporting period. According to JP Morgan, U.S. high-yield default rate was 6.22% in July 2020 which was a 10-year high. Energy, retailing, and consumer products

4

USAA Mutual Funds Trust

USAA High Income Fund (continued)

Managers' Commentary (continued)

had the most defaults. Some of the companies that defaulted during the period were Hertz, J.C. Penney, Neiman Marcus, and Chesapeake Energy.

•  How did the USAA High Income Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A shares (redesignated from Adviser Shares), and R6 Shares. For the reporting period ended July 31, 2020, the Fund Shares, Institutional Shares, Class A shares, and R6 Shares had total returns of -0.27%, -0.19%, -0.44%, and -0.12%, respectively. This compares to returns of 4.07% for the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index (the "Index") and 1.24% for the Lipper High Yield Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, A Shares, and R6 Shares provided a one-year dividend yield of 5.87%, 5.96%, 5.69%, and 6.04%, respectively, compared to 5.21% for the Lipper High Yield Bond Funds Index Average.

•  What strategies did you employ during the reporting period?

The Fund produced a negative total return during the reporting period ended July 31, 2020, and underperformed the Index, which had a positive total return. Although the portfolio benefited from the income generated by its holdings, it was hurt by a drop in prices during the reporting period.

Relative to the Index, the Fund's selection of high-yield corporate bonds detracted from performance. In particular, the Fund was hampered by its investments in the energy sector, consumer cyclicals, and communications sectors. Holdings of bank loans also diminished relative returns. On the positive side, the Fund was helped by its positioning in cash and high-yield ETFs.

During the period, we were able to purchase higher-quality bonds at attractive yields, particularly in March and April. We focused on adding higher-quality names to enhance performance during times of economic uncertainty and volatility. Additionally, we have reduced our holdings in off-index segments including equites, preferred equity, and bank loans.

We continued to build the portfolio bond by bond, looking for relative value opportunities within the high-yield bond market while continuing to maintain a diversified, liquid portfolio. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually, rather than on the basis of thematic trends. Our analysts continued to analyze and monitor every holding in the portfolio.

Thank you for allowing us to assist you with your investment needs.

* Information on individual companies is provided strictly as an illustration of broader themes and should not be deemed a recommendation to buy or sell any security. There is no guarantee that the securities mentioned remain(ed) in or out of the Fund's portfolio at any time.

5

USAA Mutual Funds Trust

USAA High Income Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2020

	Fund Shares	Institutional Shares	Class A shares		Class R6 Shares
INCEPTION DATE	8/2/99	8/1/08	8/2/10		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maxiumum Offering Price	Net Asset Value	Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index[1]	Lipper High Yield Bond Funds Index[2]
One Year	–0.27%	–0.19%	–0.44%	–2.65%	–0.12%	4.07%	1.24%
Five Year	4.16%	4.22%	3.92%	3.44%	N/A	5.87%	4.47%
Ten Year	5.84%	5.97%	N/A	N/A	N/A	6.78%	5.91%
Since Inception	N/A	N/A	5.60%	5.36%	4.17%	N/A	N/A

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA High Income Fund — Growth of $10,000

1The unmanaged Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index is an index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and nonconvertible. The index limits the maximum exposure to any one issuer to 2%.

2The unmanaged Lipper High Yield Bond Funds Index tracks the total return performance of the funds within the Lipper High Yield Funds category.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA High Income Fund	July 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The USAA High Income Fund seeks to provide an attractive total return primarily through high current income and secondarily through capital appreciation.

Sector Allocation*:

July 31, 2020
(% of Net Assets)

*Does not include futures, money market instruments, and short term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

7

USAA Mutual Funds Trust USAA High Income Fund (continued)	July 31, 2020

  (Unaudited)

Portfolio Ratings Mix*:

July 31, 2020

(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management, Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

8

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Asset-Backed Securities (0.2%)
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49 (a)	$2,786	$2,763
Total Asset-Backed Securities (Cost $2,786)		2,763
Collateralized Mortgage Obligations (0.2%)
Banc of America Commercial Mortgage Trust, Series 2008-1, Class AJ, 6.57%, 2/10/51 (b)	163	166
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AJ, 5.43%, 1/12/45, Callable 2/8/22 @ 100 (b)	5,000	3,786
CHL Mortgage Pass-Through Trust, Series 2004-25, Class 1A6, 1.13% (LIBOR01M+96bps), 2/25/35, Callable 8/25/20 @ 100 (c)	2,004	277
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AMFL, 0.37% (LIBOR01M+19bps), 2/15/40 (c)	50	47
Credit Suisse First Boston Mortgage Securities Corp., Series 1998-C1, Class AX, 2.11%, 5/17/40, Callable 9/11/20 @ 100 (b)	45	1
		4,277
Total Collateralized Mortgage Obligations (Cost $6,210)		4,277
Common Stocks (1.5%)
Communication Services (0.3%):
AT&T, Inc.	33,780	999
CenturyLink, Inc.	63,000	608
Clear Channel Outdoor Holdings, Inc. (d) (e)	163,905	150
Comcast Corp. Class A	52,422	2,244
iHeartMedia, Inc. Class A (d) (e)	69,703	583
Verizon Communications, Inc.	19,653	1,130
		5,714
Consumer Discretionary (0.0%): (f)
Las Vegas Sands Corp. (g)	13,500	589
Energy (0.4%):
BP PL C, ADR	53,764	1,185
GenOn Energy, Inc. (d) (h) (i)	16,168	2,910
Nine Point Energy (d) (h) (i)	21,663	—	(j)
Nine Point Energy Holdings, Inc. (d) (h) (i)	464	—	(j)
Paragon Litigation (d) (i) (k)	2,542	—	(j)
Paragon Litigation (d) (i) (k)	3,813	24
Royal Dutch Shell PLC, ADR	32,263	962
Sabine Oil & Gas Holdings, Inc. (h) (i)	2,824	38
Thunderbird Resources (d) (h) (i)	22,883	1
		5,120
Financials (0.3%):
CME Group, Inc.	13,217	2,196
JPMorgan Chase & Co.	18,507	1,789
KeyCorp	111,918	1,344
Regions Financial Corp.	109,207	1,186
		6,515

See notes to financial statements.

9

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Health Care (0.3%):
AbbVie, Inc.	22,300	$2,116
CVS Health Corp.	18,400	1,158
Merck & Co., Inc.	30,900	2,479
		5,753
Information Technology (0.1%):
Microsoft Corp. (g)	7,174	1,471
Materials (0.0%): (f)
LyondellBasell Industries NV Class A	19,215	1,201
Real Estate (0.1%):
Crown Castle International Corp.	12,489	2,082
Total Common Stocks (Cost $29,218)		28,445
Preferred Stocks (3.3%)
Communication Services (0.3%):
Qwest Corp., 6.50%, 9/1/56	192,291	4,711
Consumer Staples (1.8%):
CHS, Inc., cumulative redeemable, Series 1, 7.88% (l)	180,612	4,949
CHS, Inc., cumulative redeemable, Series 2, 7.10% (LIBOR03M+429bps) (c) (l)	371,899	9,372
Dairy Farmers of America, Inc., cumulative redeemable, 7.88% (a) (l)	200,000	17,599
		31,920
Energy (0.9%):
NuStar Logistics LP, 7.01% (LIBOR03M+673bps), 1/15/43 (g)	858,521	17,291
Financials (0.1%):
American Overseas Group Ltd., non-cumulative, Series A (LIBOR03M+356bps), 12/15/66 (c) (h) (i)	3,000	750
U.S. Bancorp, non-cumulative, Series A, 3.50% (LIBOR03M+102bps) (l)	3,099	2,597
		3,347
Real Estate (0.2%):
Equity Residential, cumulative redeemable, Series K, 8.29% (l)	45,314	2,877
Prologis, Inc., cumulative redeemable, Series Q, 8.54% (l)	5,310	392
		3,269
Total Preferred Stocks (Cost $67,531)		60,538
Senior Secured Loans (2.4%)
Abe Investment Holdings, Inc., 1st Lien Term Loan B, 4.69% (LIBOR01M+450bps), 2/19/26 (c)	$2,927	2,634
Avaya, Inc., 1st Lien Term Loan B, 4.42% (LIBOR01M+425bps), 12/15/24 (c)	2,691	2,539
Bass Pro Group LLC, Term Loan B, 6.07% (LIBOR06M+500bps), 12/16/23 (c)	4,926	4,893
Cengage Learning, Inc., 1st Lien Term Loan B, 5.25% (LIBOR06M+425bps), 6/7/23 (c)	2,873	2,325
Chesapeake Energy Corp., 6/9/24 (c) (m) (n) (u)	3,000	1,468
CITGO Petroleum Corp., 6.00% (LIBOR06M+500bps), 3/22/24 (c)	2,161	2,084
Envision Healthcare Corp., 1st Lien Term Loan B, 3.93% (LIBOR01M+375bps), 10/11/25 (c)	2,925	1,918

See notes to financial statements.

10

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
H-Food Holdings LLC, 1st Lien Term Loan, 3.87% (LIBOR01M+369bps), 5/31/25 (c)	$1,990	$1,918
Lealand Finance Co. BV, 1st Lien Term Loan, 3.17% (LIBOR01M+300bps), 6/30/24 (c)	39	35
Lucid Energy Group II Borrower LLC, 1st Lien Term Loan, 4.00% (LIBOR01M+300bps), 2/18/25 (c)	1,940	1,644
Mallinckrodt International Finance SA, 1st Lien Term Loan B, 3.50% (LIBOR06M+275bps), 9/24/24 (c)	2,295	1,912
McDermott Technology Americas, Inc., 1st Lien Term Loan B, 9.25% (Prime+600bps), 5/10/25 (c) (i)	1,987	716
Mitchell International, Inc., 7.43% (LIBOR01M+725bps), 12/1/25 (c)	5,000	4,500
PFC Acquisition Corp., 1st Lien Term Loan B, 6.67% (LIBOR01M+650bps), 3/1/26 (c)	2,963	1,955
Pregis TopCo Corp., 1st Lien Term Loan B, 4.18% (LIBOR01M+400bps), 7/25/26 (c)	1,493	1,462
Quicksilver Resources, Inc., 6/21/19 (c) (h) (i) (u)	3,993	6
Team Health Holdings, Inc., 1st Lien Term Loan B, 3.75% (LIBOR01M+275bps), 2/6/24 (c)	5,939	4,692
Veritas US, Inc., 1st Lien Term Loan B, 5.50% (LIBOR03M+450bps), 1/27/23 (c)	1,593	1,521
Versant Health Holdco, Inc., 2nd Lien Term Loan, 7.75% (LIBOR01M+675bps), 12/1/25 (c)	4,500	4,312
WaterBridge Midstream Operating LLC, 1st Lien Term Loan B, 6.75% (LIBOR06M+575bps), 6/21/26 (c)	1,983	1,643
		44,177
Total Senior Secured Loans (Cost $55,366)		44,177
Corporate Bonds (68.9%)
Communication Services (12.6%):
CCO Holdings LLC/CCO Holdings Capital Corp. 4.75%, 3/1/30, Callable 9/1/24 @ 102.38 (a)	30,000	32,056
4.50%, 8/15/30, Callable 2/15/25 @ 102.25 (a)	5,000	5,304
CenturyLink, Inc. 7.50%, 4/1/24, Callable 1/1/24 @ 100	5,000	5,652
7.65%, 3/15/42	6,621	7,560
Cincinnati Bell, Inc. 7.00%, 7/15/24, Callable 9/10/20 @ 105.25 (a)	6,000	6,199
8.00%, 10/15/25, Callable 10/15/20 @ 106 (a)	4,000	4,240
Clear Channel Worldwide Holdings, Inc., 5.13%, 8/15/27, Callable 8/15/22 @ 102.56 (a)	1,667	1,641
CSC Holdings LLC 5.38%, 2/1/28, Callable 2/1/23 @ 102.69 (a)	1,000	1,085
7.50%, 4/1/28, Callable 4/1/23 @ 103.75 (a)	3,000	3,454
6.50%, 2/1/29, Callable 2/1/24 @ 103.25 (a)	4,500	5,151
5.75%, 1/15/30, Callable 1/15/25 @ 102.88 (a)	11,000	12,204
Dish DBS Corp. 5.00%, 3/15/23	5,000	5,219
5.88%, 11/15/24	4,000	4,185

See notes to financial statements.

11

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
7.75%, 7/1/26	$7,000	$7,856
7.38%, 7/1/28, Callable 7/1/23 @ 103.69 (a)	2,000	2,121
Embarq Corp., 8.00%, 6/1/36	5,000	5,917
Frontier Communications Corp. 11.00%, 9/15/25, Callable 6/15/25 @ 100 (m) (n)	4,500	1,574
8.50%, 4/1/26, Callable 4/1/21 @ 106.38 (a) (e) (m) (n)	4,000	3,943
9.00%, 8/15/31 (m) (n)	8,500	2,618
Getty Images, Inc., 9.75%, 3/1/27, Callable 3/1/22 @ 104.88 (a) (e)	1,500	1,406
Iheartcommunications, Inc. 6.38%, 5/1/26, Callable 5/1/22 @ 103.19 (e)	394	417
8.38%, 5/1/27, Callable 5/1/22 @ 104.19	3,714	3,706
Lamar Media Corp., 4.88%, 1/15/29, Callable 1/15/24 @ 102.44 (a)	1,000	1,052
Match Group Holdings II LLC, 4.63%, 6/1/28, Callable 6/1/23 @ 102.31 (a)	2,000	2,112
Meredith Corp., 6.88%, 2/1/26, Callable 2/1/21 @ 103.44	5,000	4,347
National CineMedia LLC, 5.75%, 8/15/26, Callable 8/15/21 @ 102.88	2,000	1,298
Netflix, Inc. 3.63%, 6/15/25, Callable 3/15/25 @ 100 (a)	3,000	3,188
4.88%, 4/15/28	5,000	5,813
4.88%, 6/15/30, Callable 3/15/30 @ 100 (a)	5,500	6,468
Nexstar Escrow, Inc., 5.63%, 7/15/27, Callable 7/15/22 @ 104.22 (a)	4,000	4,284
Radiate Holdco LLC/Radiate Finance, Inc., 6.88%, 2/15/23, Callable 9/10/20 @ 103.44 (a)	3,000	3,036
Salem Media Group, Inc., 6.75%, 6/1/24, Callable 9/10/20 @ 103.38 (a) (e)	4,500	3,885
Scripps Escrow, Inc., 5.88%, 7/15/27, Callable 7/15/22 @ 104.41 (a)	1,000	1,004
Sinclair Television Group, Inc., 5.50%, 3/1/30, Callable 12/1/24 @ 102.75 (a) (e)	8,000	7,998
Sprint Corp. 7.63%, 2/15/25, Callable 11/15/24 @ 100 (g)	15,000	18,229
7.63%, 3/1/26, Callable 11/1/25 @ 100	10,000	12,510
T-Mobile USA, Inc. 6.00%, 4/15/24, Callable 8/21/20 @ 102.25	5,000	5,114
4.75%, 2/1/28, Callable 2/1/23 @ 102.38	10,000	10,842
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.88%, 5/1/22, Callable 9/10/20 @ 102.22 (a) (e)	2,500	2,311
Univision Communications, Inc., 9.50%, 5/1/25, Callable 5/1/22 @ 104.75 (a)	3,000	3,274
Zayo Group Holdings, Inc. 4.00%, 3/1/27, Callable 3/1/21 @ 102 (a)	1,500	1,502
6.13%, 3/1/28, Callable 3/1/23 @ 103.06 (a)	5,000	5,163
Zayo Group LLC/Zayo Capital, Inc. 6.38%, 5/15/25, Callable 9/10/20 @ 103.19 (e)	5,000	4,850
5.75%, 1/15/27, Callable 1/15/22 @ 102.88 (a)	500	492
		232,280
Consumer Discretionary (7.8%):
Asbury Automotive Group, Inc., 4.75%, 3/1/30, Callable 3/1/25 @ 102.38 (a)	54	55
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.75%, 8/1/25, Callable 9/10/20 @ 105.06 (a)	4,000	4,078
9.88%, 4/1/27, Callable 4/1/22 @ 107.41 (a)	2,000	2,146
Beazer Homes USA, Inc., 7.25%, 10/15/29, Callable 10/15/24 @ 103.63	6,300	6,785
Boyd Gaming Corp., 4.75%, 12/1/27, Callable 12/1/22 @ 102.38 (a)	2,175	2,088

See notes to financial statements.

12

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25%, 10/15/25, Callable 10/15/20 @ 102.63 (a)	$3,000	$2,702
Clarios Global LP/Clarios US Finance Co., 8.50%, 5/15/27, Callable 5/15/22 @ 104.25 (a)	7,500	7,895
Cooper-Standard Automotive, Inc., 13.00%, 6/1/24, Callable 6/1/22 @ 106.5 (a)	500	533
Ford Motor Co. 8.50%, 4/21/23 (g)	3,000	3,331
9.00%, 4/22/25, Callable 3/22/25 @ 100 (g)	3,000	3,534
6.63%, 10/1/28	13,000	14,181
Golden Nugget, Inc., 8.75%, 10/1/25, Callable 10/1/20 @ 104.38 (a) (g)	2,000	1,048
GPC Merger Sub, Inc., 7.13%, 8/15/28, Callable 8/15/23 @ 103.56 (a) (o)	3,500	3,646
Hilton Domestic Operating Co., Inc., 5.38%, 5/1/25, Callable 5/1/22 @ 102.69 (a)	100	105
Hyatt Hotels Corp., 5.75%, 4/23/30, Callable 1/23/30 @ 100	3,000	3,405
L Brands, Inc., 6.95%, 3/1/33	3,000	2,604
LGI Homes, Inc., 6.88%, 7/15/26, Callable 7/15/21 @ 103.44 (a) (g)	2,500	2,663
M/I Homes, Inc., 4.95%, 2/1/28, Callable 2/1/23 @ 103.71	4,500	4,643
Marriott International, Inc., 5.75%, 5/1/25, Callable 4/1/25 @ 100 (g)	1,227	1,364
Marriott Ownership Resorts, Inc., 4.75%, 1/15/28, Callable 9/15/22 @ 102.38 (a)	2,000	1,845
Mattel, Inc., 6.75%, 12/31/25, Callable 12/31/20 @ 105.06 (a)	5,185	5,534
MGM Resorts International, 6.75%, 5/1/25, Callable 5/1/22 @ 103.38	5,000	5,187
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.88%, 10/1/22, Callable 8/26/20 @ 100 (a) (e)	4,283	3,349
NCL Corp. Ltd. 12.25%, 5/15/24, Callable 2/15/24 @ 100 (a)	1,000	1,088
3.63%, 12/15/24, Callable 12/15/21 @ 101.81 (a)	1,000	659
10.25%, 2/1/26, Callable 8/1/23 @ 105.13 (a)	1,000	995
Newell Brands, Inc., 5.62%, 4/1/36, Callable 10/1/35 @ 100 (p)	3,500	3,944
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 10.75%, 6/1/28, Callable 6/1/23 @ 105.38 (a)	1,000	1,087
PetSmart, Inc. 7.13%, 3/15/23, Callable 9/10/20 @ 101.78 (a)	3,000	3,029
8.88%, 6/1/25, Callable 8/21/20 @ 104.44 (a) (e)	3,000	3,126
Scientific Games International, Inc., 8.25%, 3/15/26, Callable 3/15/22 @ 104.13 (a)	5,000	4,992
Service Corp. International, 5.13%, 6/1/29, Callable 6/1/24 @ 102.56 (g)	3,500	3,886
Taylor Morrison Communities, Inc., 5.75%, 1/15/28, Callable 10/15/27 @ 100 (a)	5,000	5,613
Tesla, Inc., 5.30%, 8/15/25, Callable 9/10/20 @ 103.98 (a)	7,000	7,241
Trident TPI Holdings, Inc., 6.63%, 11/1/25, Callable 11/1/20 @ 103.31 (a)	3,000	2,946
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 9/1/27, Callable 9/1/22 @ 105.16	3,000	3,044
Vail Resorts, Inc., 6.25%, 5/15/25, Callable 5/15/22 @ 103.13 (a)	500	538
Weekley Homes LLC/Weekley Finance Corp., 6.63%, 8/15/25, Callable 9/10/20 @ 104.97	5,000	5,199
Williams Scotsman International, Inc., 6.88%, 8/15/23, Callable 9/10/20 @ 103.44 (a)	3,000	3,109
Wolverine World Wide, Inc., 6.38%, 5/15/25, Callable 5/15/22 @ 103.19 (a)	2,500	2,642
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/1/29, Callable 7/1/29 @ 100 (a)	3,000	2,889
Yum! Brands, Inc., 4.75%, 1/15/30, Callable 10/15/29 @ 100 (a)	4,000	4,338
		143,086

See notes to financial statements.

13

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Consumer Staples (4.3%):
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.75%, 3/15/25, Callable 9/10/20 @ 104.31	$12,000	$12,397
Coty, Inc., 6.50%, 4/15/26, Callable 4/15/21 @ 104.88 (a)	5,000	3,894
Edgewell Personal Care Co., 5.50%, 6/1/28, Callable 6/1/23 @ 102.75 (a)	1,000	1,082
Energizer Holdings, Inc. 6.38%, 7/15/26, Callable 7/15/21 @ 103.19 (a)	500	533
7.75%, 1/15/27, Callable 1/15/22 @ 103.88 (a)	3,000	3,335
4.75%, 6/15/28, Callable 6/15/23 @ 102.38 (a)	250	268
H-Food Holdings LLC/Hearthside Finance Co., Inc., 8.50%, 6/1/26, Callable 6/1/21 @ 104.25 (a)	4,000	3,798
JBS Investments II GMBH, 5.75%, 1/15/28, Callable 7/15/22 @ 102.88 (a)	1,500	1,594
JBS USA LUX SA/JBS USA Finance, Inc., 5.88%, 7/15/24, Callable 9/10/20 @ 101.96 (a)	3,000	3,063
Kraft Heinz Foods Co. 4.63%, 1/30/29, Callable 10/30/28 @ 100	15,000	17,076
4.25%, 3/1/31, Callable 12/1/30 @ 100 (a)	1,500	1,653
4.38%, 6/1/46, Callable 12/1/45 @ 100	10,000	10,409
Lamb Weston Holdings, Inc., 4.88%, 5/15/28, Callable 11/15/27 @ 100 (a)	500	560
NBM US Holdings, Inc., 6.63%, 8/6/29, Callable 8/6/24 @ 103.31 (a) (e)	3,000	3,273
Pilgrim's Pride Corp., 5.88%, 9/30/27, Callable 9/30/22 @ 102.94 (a)	3,000	3,175
Post Holdings, Inc. 5.75%, 3/1/27, Callable 3/1/22 @ 102.88 (a)	3,000	3,195
5.50%, 12/15/29, Callable 12/15/24 @ 102.75 (a)	2,500	2,744
4.63%, 4/15/30, Callable 4/15/25 @ 102.31 (a)	3,000	3,156
Spectrum Brands, Inc., 5.50%, 7/15/30, Callable 7/15/25 @ 102.75 (a)	500	520
U.S. Foods, Inc., 6.25%, 4/15/25, Callable 4/15/22 @ 103.13 (a)	3,000	3,218
		78,943
Energy (8.0%):
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 5/1/25, Callable 9/10/20 @ 105.63 (a) (e)	3,000	2,099
Apache Corp., 4.38%, 10/15/28, Callable 7/15/28 @ 100 (e)	10,000	9,985
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22, Callable 9/10/20 @ 101.53 (a)	3,000	2,977
Buckeye Partners LP, 5.60%, 10/15/44, Callable 4/15/44 @ 100	10,754	9,627
Carrizo Oil & Gas, Inc., 8.25%, 7/15/25, Callable 9/10/20 @ 106.19	3,000	921
Citgo Holding, Inc., 9.25%, 8/1/24, Callable 8/1/21 @ 104.63 (a)	1,000	1,003
Citgo Petroleum Corp., 6.25%, 8/15/22, Callable 9/10/20 @ 100 (a)	1,875	1,883
CONSOL Energy, Inc., 11.00%, 11/15/25, Callable 11/15/21 @ 105.5 (a)	5,000	2,073
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50%, 4/1/25, Callable 4/1/21 @ 105.63 (a)	1,163	998
CSI Compressco LP/CSI Compressco Finance, Inc. PIK, 10.00%, 4/1/26, Callable 4/1/23 @ 107.5 (a) (q)	3,614	2,223
Endeavor Energy Resources LP/EER Finance, Inc., 6.63%, 7/15/25, Callable 7/15/22 @ 103.31 (a)	2,000	2,102
Energy Transfer Operating LP 7.12% (H15T5Y+531bps), Callable 5/15/30 @ 100 (c) (l)	3,000	2,491
3.70% (LIBOR03M+302bps), 11/1/66, Callable 9/10/20 @ 100 (c)	3,000	1,452
Enlink Midstream Partners LP, 6.00% (LIBOR03M+411bps), Callable 12/15/22 @ 100 (c) (l)	6,500	2,472

See notes to financial statements.

14

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Enterprise Products Operating LLC, 3.13% (LIBOR03M+278bps), 6/1/67, Callable 9/10/20 @ 100 (c)	$3,000	$2,260
Enterprise TE Partners LP, 3.13% (LIBOR03M+278bps), 6/1/67, Callable 9/10/20 @ 100 (c)	3,000	2,190
EQT Corp., 7.00%, 2/1/30, Callable 11/1/29 @ 100	1,000	1,159
GenOn Energy, Inc., 9.88%, 10/15/20 (h) (i) (m)	7,000	—
Hess Midstream Partners LP, 5.13%, 6/15/28, Callable 6/15/23 @ 102.56 (a)	3,000	3,050
Highpoint Operating Corp., 7.00%, 10/15/22, Callable 9/10/20 @ 101.17	3,000	755
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/1/28, Callable 11/1/23 @ 103.13 (a)	3,000	2,783
Laredo Petroleum, Inc., 10.13%, 1/15/28, Callable 1/15/23 @ 107.59 (e)	1,500	1,062
Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.25%, 2/15/21, Callable 9/10/20 @ 100	3,500	2,783
MPLX LP, 6.87% (LIBOR03M+465bps), Callable 2/15/23 @ 100 (c) (e) (l)	5,000	4,376
Murphy Oil Corp. 6.88%, 8/15/24, Callable 9/10/20 @ 103.44	4,000	4,011
5.75%, 8/15/25, Callable 9/10/20 @ 104.31	3,000	2,825
Newfield Exploration Co., 5.63%, 7/1/24	2,000	1,996
Noble Energy, Inc., 7.25%, 10/15/23	2,000	2,357
Occidental Petroleum Corp. 2.90%, 8/15/24, Callable 7/15/24 @ 100	6,000	5,646
8.50%, 7/15/27, Callable 1/15/27 @ 100	5,000	5,567
8.88%, 7/15/30, Callable 1/15/30 @ 100	5,000	5,631
5.25%, 10/10/36 (r)	3,500	1,529
Ovintiv, Inc., 6.63%, 8/15/37	2,000	1,820
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/25, Callable 9/10/20 @ 105.44	4,000	3,619
PDC Energy, Inc., 5.75%, 5/15/26, Callable 5/15/21 @ 104.31 (e)	1,500	1,503
Petroleos Mexicanos, 6.63%, 6/15/35	15,000	12,835
Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100	2,000	1,673
Rex Energy Corp., 8.00%, 10/1/20 (i) (m)	2,408	18
Southern Union Co., 3.70% (LIBOR03M+302bps), 11/1/66, Callable 9/10/20 @ 100 (c)	2,000	901
Southwestern Energy Co. 6.20%, 1/23/25, Callable 10/23/24 @ 100 (p)	2,000	1,859
7.75%, 10/1/27, Callable 10/1/22 @ 103.88 (e)	1,000	941
SRC Energy, Inc., 6.25%, 12/1/25, Callable 12/1/20 @ 104.69	7,000	6,090
Tallgrass Energy Partners LP/Tallgras Energy Finance Corp., 6.00%, 3/1/27, Callable 3/1/23 @ 103 (a)	3,000	2,718
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.00%, 1/15/28, Callable 1/15/23 @ 102.5	10,000	10,203
Teekay Offshore Partners LP/Teekay Offshore Finance Corp., 8.50%, 7/15/23, Callable 8/26/20 @ 104.25 (a)	1,500	1,312
Western Midstream Operating LP, 5.25%, 2/1/50, Callable 8/1/49 @ 100 (p)	7,000	6,895
WPX Energy, Inc., 5.88%, 6/15/28, Callable 6/15/23 @ 102.94	3,000	3,057
		147,730
Financials (9.2%):
Adient Global Holdings Corp., 4.88%, 8/15/26, Callable 8/15/21 @ 102.44 (a)	10,000	9,356
AmTrust Financial Services, Inc., 6.13%, 8/15/23	10,000	9,020
AmWINS Group, Inc., 7.75%, 7/1/26, Callable 7/1/21 @ 105.81 (a)	4,000	4,404

See notes to financial statements.

15

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ares Capital Corp., 3.88%, 1/15/26, Callable 12/15/25 @ 100	$2,000	$2,026
Banc of California, Inc., 5.25%, 4/15/25, Callable 1/15/25 @ 100	5,000	5,187
Cadence Bancorp, 4.75% (LIBOR03M+303bps), 6/30/29, Callable 6/30/24 @ 100 (c)	2,000	1,693
Credit Acceptance Corp. 5.13%, 12/31/24, Callable 12/31/21 @ 102.56 (a)	4,000	4,070
6.63%, 3/15/26, Callable 3/15/22 @ 103.31	9,750	10,245
First Midwest Bancorp, Inc., 5.88%, 9/29/26, Callable 8/29/26 @ 100	5,000	5,459
Flex Acquisition Co., Inc. 6.88%, 1/15/25, Callable 9/10/20 @ 103.44 (a)	3,150	3,205
7.88%, 7/15/26, Callable 7/15/21 @ 103.94 (a)	2,000	2,077
Ford Motor Credit Co. LLC, 5.11%, 5/3/29, Callable 2/3/29 @ 100	15,000	16,055
FS KKR Capital Corp. II, 4.25%, 2/14/25, Callable 1/14/25 @ 100 (a)	3,000	2,712
Genworth Holdings, Inc., 2.39% (LIBOR03M+200bps), 11/15/66, Callable 8/26/20 @ 100 (c)	3,000	1,012
HUB International Ltd., 7.00%, 5/1/26, Callable 5/1/21 @ 103.5 (a)	5,000	5,314
ILFC E-Capital Trust II, 3.27%, 12/21/65, Callable 9/10/20 @ 100 (a) (p)	5,362	2,735
LABL Escrow Issuer LLC 6.75%, 7/15/26, Callable 7/15/22 @ 103.38 (a)	1,000	1,080
10.50%, 7/15/27, Callable 7/15/22 @ 105.25 (a) (g)	3,000	3,271
Lehman Brothers Holdings, 5.75%, 4/25/11, MTN (i) (m)	1,000	12
Lehman Brothers Treasury Co. BV, MTN (l) (s)	1,447	15
Level 3 Financing, Inc., 4.25%, 7/1/28, Callable 7/1/23 @ 102.13 (a)	2,917	3,045
MetLife, Inc., 10.75%, 8/1/69, Callable 8/1/34 @ 100	2,000	3,202
MUFG Americas Holdings Corp., 3.00%, 2/10/25, Callable 1/10/25 @ 100	1,000	1,086
Navient Corp. 6.75%, 6/25/25	7,000	7,323
6.75%, 6/15/26	5,000	5,178
5.63%, 8/1/33, MTN	10,000	8,487
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (c) (e)	1,000	980
OneMain Finance Corp. 8.88%, 6/1/25, Callable 6/1/22 @ 104.44	1,500	1,696
7.13%, 3/15/26	9,000	10,562
6.63%, 1/15/28, Callable 7/15/27 @ 100	1,000	1,145
5.38%, 11/15/29, Callable 5/15/29 @ 100	3,500	3,717
PPL Capital Funding, Inc., 2.97% (LIBOR03M+267bps), 3/30/67, Callable 9/10/20 @ 100 (c)	5,000	3,763
Resideo Funding, Inc., 6.13%, 11/1/26, Callable 11/1/21 @ 104.59 (a)	1,500	1,522
Sally Holdings LLC / Sally Capital, Inc., 8.75%, 4/30/25, Callable 4/30/22 @ 104.38 (a) (e)	3,000	3,395
SBL Holdings, Inc., 5.13%, 11/13/26, Callable 9/13/26 @ 100 (a)	5,000	4,729
Synovus Financial Corp., 5.90% (USSW5+338bps), 2/7/29, Callable 2/7/24 @ 100 (c)	10,000	10,061
The Hanover Insurance Group, Inc., 8.21%, 2/3/27	3,780	4,609
The Hartford Financial Services Group, Inc., 2.52% (LIBOR03M+213bps), 2/12/67, Callable 9/10/20 @ 100 (a) (c)	2,000	1,637
Zenith National Insurance Capital Trust I, 8.55%, 8/1/28 (a)	2,000	2,532
		167,617

See notes to financial statements.

16

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Health Care (7.2%):
Bausch Health Cos., Inc. 5.00%, 1/30/28, Callable 1/30/23 @ 102.5 (a)	$4,633	$4,653
5.25%, 1/30/30, Callable 1/30/25 @ 102.63 (a)	13,370	13,652
Centene Corp. 4.63%, 12/15/29, Callable 12/15/24 @ 102.31	5,000	5,584
3.38%, 2/15/30, Callable 2/15/25 @ 101.69	3,000	3,175
CHS, Inc. 6.88%, 2/1/22, Callable 9/10/20 @ 100 (e)	1,239	954
8.00%, 3/15/26, Callable 3/15/22 @ 104 (a)	20,000	20,463
CHS/Community Health System, 6.63%, 2/15/25, Callable 2/15/22 @ 103.31 (a)	6,000	6,066
DaVita, Inc., 5.00%, 5/1/25, Callable 8/21/20 @ 102.5	5,000	5,146
Eastern Maine Healthcare Systems, 5.02%, 7/1/36	3,000	3,263
Encompass Health Corp., 5.75%, 9/15/25, Callable 9/15/20 @ 102.88	2,000	2,068
HCA, Inc. 5.63%, 9/1/28, Callable 3/1/28 @ 100	14,500	17,301
3.50%, 9/1/30, Callable 3/1/30 @ 100	3,000	3,161
Mednax, Inc., 6.25%, 1/15/27, Callable 1/15/22 @ 104.69 (a)	5,000	5,276
Molina Healthcare, Inc., 4.38%, 6/15/28, Callable 6/15/23 @ 102.19 (a)	1,000	1,062
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 7.38%, 6/1/25, Callable 6/1/22 @ 103.69 (a) (g)	1,000	1,070
7.25%, 2/1/28, Callable 2/1/23 @ 103.63 (a)	3,000	3,145
Par Pharmaceutical, Inc., 7.50%, 4/1/27, Callable 4/1/22 @ 105.63 (a)	5,250	5,587
Select Medical Corp., 6.25%, 8/15/26, Callable 8/15/22 @ 103.13 (a)	5,000	5,386
Tenet Healthcare Corp. 6.75%, 6/15/23	12,000	12,662
7.00%, 8/1/25, Callable 9/10/20 @ 103.5 (e)	6,425	6,648
5.13%, 11/1/27, Callable 11/1/22 @ 102.56 (a)	3,000	3,182
6.88%, 11/15/31	3,000	2,879
		132,383
Industrials (6.3%):
ADT Security Corp., 4.88%, 7/15/32 (a) (e)	3,500	3,518
Advanced Drainage Systems, Inc., 5.00%, 9/30/27, Callable 9/30/22 @ 102.5 (a)	1,000	1,029
Alaska Airlines Pass Through Trust, 4.80%, 2/15/29 (a)	2,000	2,070
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 10.50%, 5/15/25, Callable 5/15/22 @ 107.88 (a) (e)	2,000	2,313
Brand Energy & Infrastructure Services, Inc., 8.50%, 7/15/25, Callable 9/10/20 @ 106.34 (a)	4,000	3,700
Builders FirstSource, Inc., 6.75%, 6/1/27, Callable 6/1/22 @ 103.38 (a)	3,099	3,422
Clark Equipment Co., 5.88%, 6/1/25, Callable 6/1/22 @ 102.94 (a)	750	786
Covanta Holding Corp., 5.88%, 7/1/25, Callable 9/10/20 @ 104.41	3,000	3,136
Delta Air Lines, Inc. 7.00%, 5/1/25 (a)	3,000	3,199
7.38%, 1/15/26, Callable 12/15/25 @ 100	2,000	1,983
Gates Global LLC/Gates Corp., 6.25%, 1/15/26, Callable 1/15/22 @ 103.13 (a)	3,000	3,143
H&E Equipment Services, Inc., 5.63%, 9/1/25, Callable 9/10/20 @ 104.22	2,000	2,080
Hillenbrand, Inc., 5.75%, 6/15/25, Callable 6/15/22 @ 102.88	1,000	1,078
Howmet Aerospace, Inc. 6.88%, 5/1/25, Callable 4/1/25 @ 100 (g)	5,000	5,669
5.95%, 2/1/37	5,000	5,636

See notes to financial statements.

17

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
IAA, Inc., 5.50%, 6/15/27, Callable 6/15/22 @ 102.75 (a)	$2,250	$2,398
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.25%, 5/15/27, Callable 11/15/26 @ 100	4,000	4,211
JB Poindexter & Co., Inc., 7.13%, 4/15/26, Callable 4/15/21 @ 105.34 (a)	3,000	3,136
Matthews International Corp., 5.25%, 12/1/25, Callable 12/1/20 @ 103.94 (a)	3,500	3,227
Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, 1/15/28, Callable 1/15/23 @ 103.13 (a)	10,000	10,425
RR Donnelley & Sons Co., 8.25%, 7/1/27, Callable 7/1/23 @ 106.19 (e)	2,850	2,817
Southwest Airlines Co., 5.13%, 6/15/27, Callable 4/15/27 @ 100	5,000	5,259
Spirit Airlines Pass Through Trust, 4.10%, 10/1/29	2,197	1,867
Textron Financial Corp., 2.13% (LIBOR03M+174bps), 2/15/42, Callable 8/26/20 @ 100 (a) (c)	5,000	3,318
Titan International, Inc., 6.50%, 11/30/23, Callable 9/10/20 @ 104.88	3,000	1,997
TransDigm, Inc. 8.00%, 12/15/25, Callable 4/8/22 @ 104 (a)	500	543
7.50%, 3/15/27, Callable 3/15/22 @ 103.75	5,000	5,100
5.50%, 11/15/27, Callable 11/15/22 @ 102.75	9,000	8,535
United Rentals North America, Inc. 5.50%, 5/15/27, Callable 5/15/22 @ 102.75	5,000	5,382
4.00%, 7/15/30, Callable 7/15/25 @ 102 (e)	3,000	3,100
Waste Pro USA, Inc., 5.50%, 2/15/26, Callable 2/15/21 @ 104.13 (a)	3,000	3,058
WESCO Distribution, Inc., 7.25%, 6/15/28, Callable 6/15/23 @ 103.63 (a)	1,000	1,093
XPO Logistics, Inc. 6.75%, 8/15/24, Callable 8/15/21 @ 103.38 (a)	5,333	5,734
6.25%, 5/1/25, Callable 5/1/22 @ 103.13 (a)	2,000	2,164
		116,126
Information Technology (3.1%):
Boxer Parent Co., Inc., 7.13%, 10/2/25, Callable 6/1/22 @ 103.56 (a)	3,000	3,309
CDW LLC / CDW Finance Corp., 4.13%, 5/1/25, Callable 5/1/22 @ 102.06	2,000	2,116
Colt Merger Sub, Inc. 6.25%, 7/1/25, Callable 7/1/22 @ 103.13 (a)	2,000	2,086
5.75%, 7/1/25, Callable 7/1/22 @ 102.88 (a)	1,000	1,044
CommScope Technologies LLC 6.00%, 6/15/25, Callable 8/21/20 @ 103 (a)	6,000	6,133
5.00%, 3/15/27, Callable 3/15/22 @ 102.5 (a)	12,000	11,610
Dell, Inc., 7.10%, 4/15/28 (e)	3,000	3,631
Gartner, Inc., 4.50%, 7/1/28, Callable 7/1/23 @ 102.25 (a)	1,500	1,580
GTT Communications, Inc., 7.88%, 12/31/24, Callable 9/10/20 @ 105.91 (a)	1,000	557
Itron, Inc., 5.00%, 1/15/26, Callable 1/15/21 @ 102.5 (a)	1,500	1,549
Microchip Technology, Inc., 4.25%, 9/1/25, Callable 9/1/22 @ 102.13 (a)	3,000	3,142
NCR Corp., 6.13%, 9/1/29, Callable 9/1/24 @ 103.06 (a)	3,000	3,288
Solera LLC/Solera Finance, Inc., 10.50%, 3/1/24, Callable 9/10/20 @ 105.25 (a)	3,500	3,703
Sophia LP/Sophia Finance, Inc., 9.00%, 9/30/23, Callable 9/10/20 @ 102.25 (a)	6,000	6,094
Western Digital Corp., 4.75%, 2/15/26, Callable 11/15/25 @ 100 (e)	5,000	5,430
		55,272
Materials (6.8%):
Allegheny Ludlum LLC, 6.95%, 12/15/25	6,456	6,233
Allegheny Technologies, Inc., 5.88%, 12/1/27, Callable 12/1/22 @ 102.94 (e)	500	475
Arconic Corp. 6.00%, 5/15/25, Callable 5/15/22 @ 103 (a)	2,000	2,158
6.13%, 2/15/28, Callable 2/15/23 @ 103.06 (a)	1,200	1,277
See notes to financial statements.

18

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 8/15/27, Callable 8/15/22 @ 102.63 (a)	$3,000	$3,118
Ardagh Packaging Finance PLC/Holdings USA, Inc., 5.25%, 4/30/25, Callable 4/30/22 @ 102.63 (a)	700	743
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 6/15/27, Callable 6/15/23 @ 102.38 (a)	1,500	1,569
Berry Global, Inc., 4.88%, 7/15/26, Callable 7/15/22 @ 102.44 (a) (g)	3,000	3,168
Bway Holding Co., 7.25%, 4/15/25, Callable 9/10/20 @ 103.63 (a) (e)	9,000	8,639
Cleveland Cliffs, Inc. 6.38%, 10/15/25, Callable 10/15/20 @ 103.19 (a) (e)	7,417	5,957
6.75%, 3/15/26, Callable 3/15/22 @ 105.06 (a)	3,000	3,012
Compass Minerals International, Inc., 6.75%, 12/1/27, Callable 12/1/22 @ 103.38 (a)	4,000	4,343
Freeport-McMoRan, Inc. 4.25%, 3/1/30, Callable 3/1/25 @ 102.13	10,000	10,453
5.45%, 3/15/43, Callable 9/15/42 @ 100	10,000	11,115
Kaiser Aluminum Corp., 6.50%, 5/1/25, Callable 5/1/22 @ 103.25 (a)	3,000	3,188
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00%, 4/15/25, Callable 9/10/20 @ 105.25 (a)	3,000	3,113
Kronos Acquisition Holdings, Inc., 9.00%, 8/15/23, Callable 9/10/20 @ 102.25 (a)	7,000	7,122
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/26, Callable 3/15/21 @ 103.13 (a)	1,000	1,030
Novelis Corp., 4.75%, 1/30/30, Callable 1/30/25 @ 102.38 (a)	3,000	3,133
Olin Corp., 5.00%, 2/1/30, Callable 2/1/24 @ 102.5	5,000	4,687
Owens-Brockway Glass Container, Inc., 6.63%, 5/13/27, Callable 5/15/23 @ 103.31 (a)	1,000	1,098
Plastipak Holdings, Inc., 6.25%, 10/15/25, Callable 10/15/20 @ 103.13 (a)	4,000	3,995
PolyOne Corp., 5.75%, 5/15/25, Callable 5/15/22 @ 102.88 (a)	3,000	3,261
Reynolds Group Issuer, Inc., 7.00%, 7/15/24, Callable 9/10/20 @ 101.75 (a)	3,250	3,335
Sealed Air Corp., 6.88%, 7/15/33 (a)	3,000	3,648
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50%, 6/15/25, Callable 9/10/20 @ 105.63 (a)	5,000	4,625
The Chemours Co., 5.38%, 5/15/27, Callable 2/15/27 @ 100	3,000	2,939
Tronox, Inc., 6.50%, 5/1/25, Callable 5/1/22 @ 103.25 (a)	3,000	3,201
United States Steel Corp., 6.25%, 3/15/26, Callable 3/15/21 @ 103.13 (e)	7,500	5,025
Venator Finance SARL/Venator Materials LLC, 5.75%, 7/15/25, Callable 9/10/20 @ 104.31 (a)	2,000	1,489
Warrior Met Coal LLC, 8.00%, 11/1/24, Callable 11/1/20 @ 104 (a)	7,000	7,182
		124,331
Real Estate (1.0%):
Diversified Healthcare Trust, 9.75%, 6/15/25, Callable 6/15/22 @ 104.88	3,000	3,311
MPT Operating Partnership LP / MPT Finance Corp., 5.00%, 10/15/27, Callable 10/15/22 @ 102.5	5,000	5,364
Outfront Media Capital LLC/Outfront Media Capital Corp. 6.25%, 6/15/25, Callable 6/15/22 @ 103.13 (a)	2,000	2,039
4.63%, 3/15/30, Callable 3/15/25 @ 102.31 (a)	1,000	937
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	3,000	3,196
Vertical US Newco, Inc., 5.25%, 7/15/27, Callable 7/15/23 @ 102.63 (a)	2,000	2,103

See notes to financial statements.

19

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
VICI Properties LP/VICI Note Co., Inc., 4.13%, 8/15/30, Callable 2/15/25 @ 102.06 (a)	$750	$758
Washington Prime Group LP, 6.45%, 8/15/24, Callable 6/15/24 @ 100 (e)	2,000	781
		18,489
Utilities (2.6%):
Calpine Corp. 5.75%, 1/15/25, Callable 8/26/20 @ 102.88	10,000	10,285
4.50%, 2/15/28, Callable 2/15/23 @ 102.25 (a)	3,000	3,122
4.63%, 2/1/29, Callable 2/1/24 @ 102.31 (a) (o)	10,000	10,100
DPL, Inc., 4.13%, 7/1/25, Callable 4/1/25 @ 100 (a)	1,000	1,053
Genesis Energy LP, 6.50%, 10/1/25, Callable 10/1/20 @ 104.88	4,000	3,705
Genesis Energy LP/Genesis Energy Finance Corp., 7.75%, 2/1/28, Callable 2/1/23 @ 105.81	3,500	3,374
NRG Energy, Inc. 7.25%, 5/15/26, Callable 5/15/21 @ 103.63	1,500	1,615
5.75%, 1/15/28, Callable 1/15/23 @ 102.88	3,000	3,302
PG&E Corp. 5.00%, 7/1/28, Callable 7/1/23 @ 102.5	1,000	1,030
5.25%, 7/1/30, Callable 7/1/25 @ 102.63	2,000	2,082
Talen Energy Supply LLC, 7.25%, 5/15/27, Callable 5/15/22 @ 103.63 (a)	3,000	3,117
Vistra Operations Co. LLC, 5.00%, 7/31/27, Callable 7/31/22 @ 102.5 (a)	5,000	5,318
		48,103
Total Corporate Bonds (Cost $1,227,433)		1,264,360
Yankee Dollar (16.4%)
Communication Services (2.2%):
Altice France Holding SA, 6.00%, 2/15/28, Callable 2/15/23 @ 103 (a)	10,000	9,973
Altice France SA 7.38%, 5/1/26, Callable 5/1/21 @ 103.69 (a)	10,000	10,657
8.13%, 2/1/27, Callable 2/1/22 @ 106.09 (a)	6,000	6,702
Colombia Telecomunicaciones SA ESP, 4.95%, 7/17/30, Callable 4/17/30 @ 100 (a)	1,000	1,028
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd. 8.75%, 5/25/24, Callable 5/25/21 @ 104.38 (a) (e)	5,000	5,050
8.75%, 5/25/24, Callable 5/25/21 @ 104.38 (a) (e)	1,695	1,714
Telecom Italia Capital SA, 7.20%, 7/18/36	5,000	6,564
		41,688
Consumer Discretionary (1.3%):
Brookfield Residential Properties, Inc., 6.38%, 5/15/25, Callable 9/10/20 @ 103.19 (a)	3,000	3,049
Cirsa Finance International S.A.R.L, 7.88%, 12/20/23, Callable 8/21/20 @ 103.94 (a)	2,000	1,887
IHO Verwaltungs GmbH PIK, 6.38%, 5/15/29, Callable 5/15/24 @ 103.19 (a) (q)	3,524	3,636
International Game Technology PLC 6.50%, 2/15/25, Callable 8/15/24 @ 100 (a)	3,000	3,225
6.25%, 1/15/27, Callable 7/15/26 @ 100 (a)	3,000	3,194
Mattamy Group Corp., 4.63%, 3/1/30, Callable 3/1/25 @ 102.31 (a)	3,000	3,055
Melco Reosrts Finance Ltd., 5.38%, 12/4/29, Callable 12/4/24 @ 102.69 (a)	3,000	2,987
Wynn Macau Ltd., 5.13%, 12/15/29, Callable 12/15/24 @ 102.56 (a) (e)	3,000	2,929
		23,962

See notes to financial statements.

20

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Consumer Staples (1.0%):
Avon International Capital PLC, 6.50%, 8/15/22, Callable 9/10/20 @ 101.97 (a)	$7,000	$6,960
JBS USA LUX SA/JBS USA Finance, Inc., 6.75%, 2/15/28, Callable 2/15/23 @ 103.38 (a)	6,000	6,705
Minerva Luxembourg SA, 5.88%, 1/19/28, Callable 1/19/23 @ 102.94 (a)	3,000	3,131
NBM U.S. Holdings, Inc., 7.00%, 5/14/26, Callable 5/14/22 @ 103.5	800	863
		17,659
Energy (1.6%):
Baytex Energy Corp., 8.75%, 4/1/27, Callable 4/1/23 @ 106.56 (a)	3,000	1,552
Cenovus Energy, Inc., 5.38%, 7/15/25, Callable 4/15/25 @ 100 (e)	3,000	3,000
Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, 6/1/28 (a) (e)	3,060	3,005
Meg Energy Corp., 7.00%, 3/31/24, Callable 9/10/20 @ 102.33 (a)	2,000	1,905
Petrobras Global Finance BV, 5.75%, 2/1/29	4,093	4,427
Petroleos Maxicanos, 5.95%, 1/28/31, Callable 10/28/30 @ 100 (a)	3,000	2,580
Petroleos Mexicanos, 6.84%, 1/23/30, Callable 10/23/29 @ 100 (a)	5,000	4,643
Tecpetrol SA, 4.88%, 12/12/22, Callable 12/12/20 @ 102.44 (a) (e)	3,000	2,917
Transocean, Inc., 7.50%, 1/15/26, Callable 1/15/21 @ 105.63 (a)	4,000	1,953
Transportadora de Gas del Sur SA, 6.75%, 5/2/25, Callable 5/2/22 @ 103.38 (a) (e)	2,415	2,107
		28,089
Financials (3.2%):
Altice Financing SA, 5.00%, 1/15/28, Callable 1/15/23 @ 102.5 (a)	5,000	5,135
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (a)	2,143	2,381
BBVA Bancomer SA, 5.87% (H15T5Y+431bps), 9/13/34, Callable 9/13/29 @ 100 (a) (c)	4,500	4,424
Deutsche Bank AG 4.30% (USSW5+225bps), 5/24/28, Callable 5/24/23 @ 100 (c)	2,000	1,950
5.88% (SOFR+544bps), 7/8/31, Callable 4/8/30 @ 100 (c)	4,000	4,185
4.87% (USISDA05+255bps), 12/1/32, Callable 12/1/27 @ 100 (c)	14,000	13,506
Intelsat Jackson Holdings SA 5.50%, 8/1/23, Callable 9/10/20 @ 100.92 (e) (m) (n)	2,000	1,253
8.50%, 10/15/24, Callable 10/15/20 @ 106.38 (a) (m) (n)	2,000	1,319
Intesa Sanpaolo SpA, 5.71%, 1/15/26 (a)	5,000	5,440
Natwest Group PLC, 2.63% (LIBOR03M+232bps), Callable 9/30/27 @ 100 (c) (l)	5,000	4,726
Rede D'or Finance S.A.R.L, 4.50%, 1/22/30, Callable 10/22/29 @ 100 (a)	3,000	2,687
UniCredit SpA, 7.30% (USISDA05+491bps), 4/2/34, Callable 4/2/29 @ 100 (a) (c)	10,000	11,640
		58,646
Health Care (1.2%):
Bausch Health Cos., Inc. 6.13%, 4/15/25, Callable 9/10/20 @ 103.06 (a)	5,000	5,166
7.25%, 5/30/29, Callable 5/30/24 @ 103.63 (a)	5,000	5,534
Teva Pharmaceutical Finance Netherlands III BV 6.75%, 3/1/28, Callable 12/1/27 @ 100 (e)	5,000	5,550
4.10%, 10/1/46	5,000	4,252
		20,502

See notes to financial statements.

21

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Industrials (1.3%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.65%, 7/21/27, Callable 4/21/27 @ 100	$5,000	$4,543
Air Canada Pass Through Trust, 4.13%, 11/15/26 (a)	5,485	4,959
Bombardier, Inc. 7.50%, 3/15/25, Callable 9/10/20 @ 103.75 (a)	7,000	5,659
7.88%, 4/15/27, Callable 4/15/22 @ 103.94 (a)	8,000	6,364
Latam Airlines Pass Through Trust B, 4.50%, 8/15/25	2,931	1,638
Norwegian Air Shuttle Pass Through Trust, 7.50%, 5/10/25 (a)	3,476	2,727
		25,890
Materials (3.5%):
Alcoa Nederland Holding, 6.13%, 5/15/28, Callable 5/15/23 @ 103.06 (a)	4,000	4,351
ArcelorMittal, 7.00%, 10/15/39	8,000	10,633
Ardagh Packaging Finance PLC/Holdings USA, Inc., 6.00%, 2/15/25, Callable 8/21/20 @ 104.5 (a)	826	863
Cemex SAB de CV 7.38%, 6/5/27, Callable 6/5/23 @ 103.69 (a)	1,000	1,063
5.45%, 11/19/29, Callable 11/19/24 @ 102.73 (a)	3,000	2,902
Eldorado Gold Corp., 9.50%, 6/1/24, Callable 12/1/21 @ 107.13 (a)	3,000	3,281
First Quantum Minerals Ltd. 7.50%, 4/1/25, Callable 9/10/20 @ 105.63 (a)	10,000	10,102
6.88%, 3/1/26, Callable 3/1/21 @ 105.16 (a)	3,000	3,006
Infrabuild Australia Pty Ltd., 12.00%, 10/1/24, Callable 10/1/21 @ 109 (a) (e)	3,000	2,827
Methanex Corp., 5.25%, 12/15/29, Callable 9/15/29 @ 100	5,000	4,836
Mineral Resources Ltd., 8.13%, 5/1/27, Callable 5/1/22 @ 106.09 (a)	3,000	3,314
Smurfit Kappa Treasury Funding DAC, 7.50%, 11/20/25	3,200	3,864
Starfruit Finco BV/Starfruit US Holdco LLC, 8.00%, 10/1/26, Callable 10/1/21 @ 104 (a) (e)	4,000	4,270
Teck Resources Ltd., 6.13%, 10/1/35	3,000	3,515
Vedanta Resources Ltd. 8.25%, 6/7/21 (a) (e)	5,000	4,305
6.38%, 7/30/22 (a)	3,000	2,142
		65,274
Real Estate (0.1%):
Vertical Holdco GmbH, 7.63%, 7/15/28, Callable 7/15/23 @ 103.81 (a) (e)	1,000	1,063
Sovereign Bond (0.1%):
Bahamas Government International Bond, 6.00%, 11/21/28, Callable 8/21/28 @ 100 (a) (e)	3,000	2,726
Utilities (0.9%):
AES Gener SA, 7.12% (USSW5+464bps), 3/26/79, Callable 4/7/24 @ 100 (a) (c)	5,000	5,102
Electricite de France SA, 5.25% (USSW10+371bps), Callable 1/29/23 @ 100 (a) (c) (l)	3,000	3,131
Empresa Electrica Cochrane SpA, 5.50%, 5/14/27 (a)	2,873	2,944
ENEL SpA, 8.75% (USSW5+588bps), 9/24/73, Callable 9/24/23 @ 100 (a) (c)	4,975	5,774
		16,951
Total Yankee Dollar (Cost $293,265)		302,450

See notes to financial statements.

22

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Municipal Bonds (0.2%)
Illinois (0.1%):
City of Chicago, GO, Series B, 7.05%, 1/1/29	$2,000	$2,153
New Jersey (0.1%):
South Jersey Transportation Authority Revenue, Series B, 3.36%, 11/1/28	1,375	1,422
Total Municipal Bonds (Cost $3,375)		3,575
Commercial Paper (2.9%)
Canadian Natural Resources Ltd., 0.19%, 8/4/20 (r)	9,000	9,000
Energy Transfer Part LP, 0.17%, 8/4/20 (r)	12,000	12,000
Glencore Funding LLC, 0.39%, 8/7/20 (r)	10,000	9,999
Hyundai Capital America, Inc., 0.60%, 8/25/20 (r)	5,000	4,998
Jabil, Inc., 2.67%, 8/3/20 (r)	18,000	17,996
		53,993
Total Commercial Paper (Cost $53,997)		53,993
Exchange-Traded Funds (1.9%)
iShares iBoxx High Yield Corporate Bond ETF	207,295	17,701
SPDR Bloomberg Barclays High Yield Bond ETF	159,197	16,891
Total Exchange-Traded Funds (Cost $33,265)		34,592
Warrants (0.0%) (f)
Energy (0.0%):
Sabine Oil & Gas Holdings, Inc. (i) (k)	8,791	144
SandRidge Energy, Inc. (i)	13,764	—	(j)
SandRidge Energy, Inc.	5,795	—	(j)
		144
Total Warrants (Cost $—)		144
Collateral for Securities Loaned^ (2.4%)
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.13% (t)	35,544,458	35,544
HSBC U.S. Government Money Market Fund I Shares, 0.08% (t)	9,178,818	9,179
Total Collateral for Securities Loaned (Cost $44,723)		44,723
Total Investments (Cost $1,817,169) — 100.3%		1,844,037
Liabilities in excess of other assets — (0.3)%		(5,332)
NET ASSETS — 100.00%		$1,838,705

At July 31, 2020 the Fund's investments in foreign securities were 16.5% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

See notes to financial statements.

23

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

As of July 31, 2020, the fair value of these securities was $853,289 (thousands) and amounted to 46.4% of net assets.

(b)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at July 31, 2020.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of July 31, 2020.

(d)  Non-income producing security.

(e)  All or a portion of this security is on loan.

(f)  Amount represents less than 0.05% of net assets.

(g)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(h)  Security was fair valued based upon procedures approved by the Board of Trustees and the total of these securities represents 0.2% of the Fund's net assets as of July 31, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(i)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of July 31, 2020, illiquid securities were 0.3% of the Fund's net assets.

(j)  Rounds to less than $1 thousand.

(k)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of the Fund's net assets as of July 31, 2020. (See Note 2)

(l)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(m)  Defaulted security

(n)  At July 31, 2020, the issuer was in bankruptcy.

(o)  Security purchased on a when-issued basis.

(p)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(q)  All of the coupon is paid in kind.

(r)  Rate represents the effective yield at July 31, 2020.

(s)  Zero-coupon bond.

(t)  Rate disclosed is the daily yield on July 31, 2020.

(u)  The rate for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

ADR — American Depositary Receipt

bps — Basis points

ETF — Exchange-Traded Fund

GO — General Obligation

See notes to financial statements.

24

USAA Mutual Funds Trust USAA High Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

H15T5Y — 5 Year Treasury Constant Maturity Rate

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2020, based on the last reset date of the security

LIBOR02M — 2 Month US Dollar LIBOR, rate disclosed as of July 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of July 31, 2020, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of July 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PIK — Payment-in-kind

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

USISDA05 — 5 Year ICE Swap Rate, rate disclosed as of July 31, 2020.

USSW10 — USD 10 Year Swap Rate, rate disclosed as of July 31, 2020

USSW5 — USD 5 Year Swap Rate, rate disclosed as of July 31, 2020.

See notes to financial statements.

25

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

USAA High Income Fund
Assets:
Investments, at value (Cost $1,817,169)	$1,844,037 (a)
Cash and cash equivalents	25,940
Deposits with brokers for futures contracts	90
Receivables:
Interest and dividends	25,774
Capital shares issued	751
Investments sold	15,986
From Adviser	4
Prepaid expenses	54
Total assets	1,912,636
Liabilities:
Payables:
Collateral received on loaned securities	44,723
Investments purchased	26,658
Capital shares redeemed	1,394
Accrued expenses and other payables:
Investment advisory fees	670
Administration fees	196
Custodian fees	29
Transfer agent fees	196
Compliance fees	1
12b-1 fees	1
Other accrued expenses	63
Total liabilities	73,931
Net Assets:
Capital	2,045,809
Total accumulated earnings/(loss)	(207,104)
Net assets	$1,838,705
Net Assets:
Fund Shares	$1,027,510
Institutional Shares	798,688
Class A shares	7,184
Class R6 Shares	5,323
Total	$1,838,705
Shares (unlimited number of shares authorized with no par value):
Fund Shares	138,095
Institutional Shares	107,474
Class A shares	963
Class R6 Shares	716
Total	247,248
Net asset value, offering and redemption price per share: (b)
Fund Shares	$7.44
Institutional Shares	$7.43
Class A shares	$7.46
Class R6 Shares	$7.43
Maximum Sales Charge — Class A shares	2.25%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A shares	$7.63

(a)  Includes $42,940 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

26

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2020

(Amounts in Thousands)

USAA High Income Fund
Investment Income:
Dividends	$13,098
Interest	113,344
Foreign tax withholding	(1)
Securities lending (net of fees)	622
Total income	127,063
Expenses:
Investment advisory fees	9,494
Administration fees — Fund Shares	1,679
Administration fees — Institutional Shares	785
Administration fees — Class A shares	14
Administration fees — Class R6 Shares	3
Sub-Administration fees	20
12b-1 fees — Class A shares	23
Custodian fees	200
Transfer agent fees — Fund Shares	1,530
Transfer agent fees — Institutional Shares	785
Transfer agent fees — Class A shares	7
Transfer agent fees — Class R6 Shares	1
Trustees' fees	46
Compliance fees	13
Legal and audit fees	112
State registration and filing fees	59
Interfund lending fees	1
Other expenses	197
Total expenses	14,969
Expenses waived/reimbursed by Adviser	(69)
Net expenses	14,900
Net Investment Income (Loss)	112,163
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(149,455)
Net change in unrealized appreciation/depreciation on investment securities	28,915
Net realized/unrealized gains (losses) on investments	(120,540)
Change in net assets resulting from operations	$(8,377)

See notes to financial statements.

27

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA High Income Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
From Investments:
Operations:
Net investment income (loss)	$112,163	$126,090
Net realized gains (losses) from investments	(149,455)	(7,451)
Net change in unrealized appreciation/depreciation on investments	28,915	(20,776)
Change in net assets resulting from operations	(8,377)	97,863
Distributions to Shareholders:
Fund Shares	(64,546)	(71,053)
Institutional Shares	(45,706)	(55,401)
Class A shares	(507)	(574)
Class R6 Shares	(310)	(315)
Change in net assets resulting from distributions to shareholders	(111,069)	(127,343)
Change in net assets resulting from capital transactions	(183,394)	(17,963)
Change in net assets	(302,840)	(47,443)
Net Assets:
Beginning of period	2,141,545	2,188,988
End of period	$1,838,705	$2,141,545
Capital Transactions:
Fund Shares
Proceeds from shares issued	$170,453	$205,681
Distributions reinvested	59,873	66,013
Cost of shares redeemed	(338,042)	(250,114)
Total Fund Shares	$(107,716)	$21,580
Institutional Shares
Proceeds from shares issued	$153,393	$76,300
Distributions reinvested	44,791	53,355
Cost of shares redeemed	(272,137)	(169,564)
Total Institutional Shares	$(73,953)	$(39,909)
Class A shares
Proceeds from shares issued	$957	$926
Distributions reinvested	216	255
Cost of shares redeemed	(3,341)	(1,036)
Total Class A shares	$(2,168)	$145
Class R6 Shares
Proceeds from shares issued	$858	$243
Distributions reinvested	29	9
Cost of shares redeemed	(444)	(31)
Total Class R6 Shares	$443	$221
Change in net assets resulting from capital transactions	$(183,394)	$(17,963)

(continues on next page)

See notes to financial statements.

28

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA High Income Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
Share Transactions:
Fund Shares
Issued	22,775	26,154
Reinvested	8,026	8,428
Redeemed	(46,089)	(31,952)
Total Fund Shares	(15,288)	2,630
Institutional Shares
Issued	21,816	9,714
Reinvested	6,030	6,820
Redeemed	(36,069)	(21,566)
Total Institutional Shares	(8,223)	(5,032)
Class A shares
Issued	126	118
Reinvested	29	32
Redeemed	(457)	(133)
Total Class A shares	(302)	17
Class R6 Shares
Issued	113	31
Reinvested	4	1
Redeemed	(61)	(4)
Total Class R6 Shares	56	28
Change in Shares	(23,757)	(2,357)

See notes to financial statements.

29

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA High Income Fund
Fund Shares
Year Ended July 31, 2020	$7.91	0.44	(d)	(0.47)	(0.03)	(0.44)	(0.44)
Year Ended July 31, 2019	$8.01	0.47		(0.10)	0.37	(0.47)	(0.47)
Year Ended July 31, 2018	$8.27	0.47		(0.26)	0.21	(0.47)	(0.47)
Year Ended July 31, 2017	$7.90	0.47		0.37	0.84	(0.47)	(0.47)
Year Ended July 31, 2016	$8.17	0.48		(0.28)	0.20	(0.47)	(0.47)
Institutional Shares
Year Ended July 31, 2020	$7.90	0.44	(d)	(0.47)	(0.03)	(0.44)	(0.44)
Year Ended July 31, 2019	$8.00	0.47		(0.09)	0.38	(0.48)	(0.48)
Year Ended July 31, 2018	$8.26	0.48		(0.26)	0.22	(0.48)	(0.48)
Year Ended July 31, 2017	$7.90	0.48		0.36	0.84	(0.48)	(0.48)
Year Ended July 31, 2016	$8.16	0.48		(0.26)	0.22	(0.48)	(0.48)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Amount is less than $0.005.

See notes to financial statements.

30

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Redemption Fees Added to Beneficial Interests		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA High Income Fund
Fund Shares
Year Ended July 31, 2020	—		$7.44	(0.27)%	0.81%	5.82%	0.81%	$1,027,510	48%
Year Ended July 31, 2019	—	(e)	$7.91	4.85%	0.85%	5.93%	0.85%	$1,212,711	31%
Year Ended July 31, 2018	—	(e)	$8.01	2.65%	0.81%	5.79%	0.81%	$1,207,790	22%
Year Ended July 31, 2017	—	(e)	$8.27	10.92%	0.83%	5.80%	0.83%	$1,225,990	21%
Year Ended July 31, 2016	—	(e)	$7.90	2.95%	0.82%	6.22%	0.82%	$1,105,081	36%
Institutional Shares
Year Ended July 31, 2020	—		$7.43	(0.19)%	0.72%	5.91%	0.73%	$798,688	48%
Year Ended July 31, 2019	—	(e)	$7.90	4.94%	0.78%	6.00%	0.78%	$913,599	31%
Year Ended July 31, 2018	—	(e)	$8.00	2.74%	0.72%	5.88%	0.72%	$966,124	22%
Year Ended July 31, 2017	—	(e)	$8.26	10.89%	0.75%	5.89%	0.75%	$970,767	21%
Year Ended July 31, 2016	—	(e)	$7.90	3.19%	0.71%	6.32%	0.71%	$990,980	36%

(continues on next page)

See notes to financial statements.

31

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
USAA High Income Fund
Class A shares
Year Ended July 31, 2020	$7.93	0.43	(d)	(0.48)	(0.05)	(0.42)	(0.42)
Year Ended July 31, 2019	$8.03	0.46		(0.10)	0.36	(0.46)	(0.46)
Year Ended July 31, 2018	$8.28	0.46		(0.26)	0.20	(0.45)	(0.45)
Year Ended July 31, 2017	$7.92	0.46		0.35	0.81	(0.45)	(0.45)
Year Ended July 31, 2016	$8.18	0.44		(0.25)	0.19	(0.45)	(0.45)
Class R6 Shares
Year Ended July 31, 2020	$7.90	0.45	(d)	(0.47)	(0.02)	(0.45)	(0.45)
Year Ended July 31, 2019	$8.01	0.48		(0.10)	0.38	(0.49)	(0.49)
Year Ended July 31, 2018	$8.26	0.48		(0.25)	0.23	(0.48)	(0.48)
December 1, 2016 (h) through July 31, 2017	$7.98	0.32		0.28	0.60	(0.32)	(0.32)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Amount is less than $0.005.

See notes to financial statements.

32

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

					Ratios to Average Net Assets				Supplemental Data
	Redemption Fees Added to Beneficial Interests		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses^(b)		Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA High Income Fund
Class A shares
Year Ended July 31, 2020	—		$7.46	(0.44)%	0.98%		5.63%	1.09%	$7,184	48%
Year Ended July 31, 2019	—	(e)	$7.93	4.69%	1.00%		5.78%	1.21%	$10,021	31%
Year Ended July 31, 2018	—	(e)	$8.03	2.55%	1.02	%(f)	5.58%	1.13%	$10,019	22%
Year Ended July 31, 2017	—	(e)	$8.28	10.49%	1.08	%(g)	5.55%	1.15%	$10,096	21%
Year Ended July 31, 2016	—	(e)	$7.92	2.73%	1.15%		5.88%	1.19%	$9,183	36%
Class R6 Shares
Year Ended July 31, 2020	—		$7.43	(0.12)%	0.64%		5.98%	0.82%	$5,323	48%
Year Ended July 31, 2019	—		$7.90	4.95%	0.65%		6.13%	0.96%	$5,214	31%
Year Ended July 31, 2018	—		$8.01	2.94%	0.65%		5.95%	0.92%	$5,055	22%
December 1, 2016 (h) through July 31, 2017	—		$8.26	7.64%	0.65%		5.88%	1.26%	$5,177	21%

(f)  Prior to December 1, 2017, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Class A shares to 1.05% of the Class A shares' average daily net assets.

(g)  Prior to December 1, 2016, AMCO voluntarily agreed to limit the annual expenses of the Class A shares to 1.15% of the Class A shares' average daily net assets.

(h)  Commencement of operations.

See notes to financial statements.

33

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA High Income Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A shares*, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

*Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A shares and became subject to a front-end sales charge.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$2,763	$—	$2,763
Collateralized Mortgage Obligations	—	4,277	—	4,277
Common Stocks	25,510	24	2,911	28,445
Preferred Stocks	39,311	20,477	750	60,538
Senior Secured Loans	—	44,171	6	44,177
Corporate Bonds	—	1,264,360	—	1,264,360
Yankee Dollars	—	302,450	—	302,450
Municipal Bonds	—	3,575	—	3,575
Commercial Paper	—	53,993	—	53,993
Exchange-Traded Funds	34,592	—	—	34,592
Warrants	—	144	—	144
Collateral for Securities Loaned	44,723	—	—	44,723
Total	$144,136	$1,696,234	$3,667	$1,844,037

For the year ended July 31, 2020, the Fund had transfers into/out of Level 3 that were less than 0.50% of net assets.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

35

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery, or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage- backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac", respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

36

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as LIBOR and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to

37

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2020:

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$42,940	$—	$44,723

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended July 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$5,041	$41

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$859,707	$991,716	$—	$8,558

38

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at usaa.com. As of July 31, 2020, certain fund-of-funds owned total outstanding shares of the Fund as follows:

USAA Cornerstone Conservative Fund	0.4%
USAA Target Retirement Income Fund	0.7%
USAA Target Retirement 2020 Fund	1.1%
USAA Target Retirement 2030 Fund	3.0%
USAA Target Retirement 2040 Fund	2.7%
USAA Target Retirement 2050 Fund	1.0%
USAA Target Retirement 2060 Fund	0.2%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2020, are reflected on the Statement of Operations as Investment Advisory fees.

Effective July 1, 2019, no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper High Yield Bond Funds Index. The Lipper High Yield Bond Funds Index tracks the total return performance of each class within the Lipper High Yield Bond Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a)  Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

39

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper High Yield Bond Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020 through July 31, 2020, performance adjustments for Fund Shares, Institutional Shares, Class A shares, and R6 Shares were $(57), $(40), less than $(1) thousand, and less than $(1) thousand, respectively. For the Fund Shares, Institutional Shares, Class A shares, and R6 Shares, the performance adjustments were less than 0.01% of net assets for all classes.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of- managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2020, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund Shares and Class A shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares, Class A shares, and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

40

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A shares. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A shares of the Fund. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commission on sales of the Class A shares of the Fund. For the fiscal year ended July 31, 2020, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2020, the expense limits (excluding voluntary waivers) are 0.83%, 0.73%, 1.00%, and 0.65% for Fund Shares, Institutional Shares, Class A shares, and R6 Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of July 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2020.

Expires July 31, 2022	Expires July 31, 2023	Total
$10	$69	$79

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the

41

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees: (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults: (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater economic, credit, and liquidity risk than investment-grade securities. Their prices may be more volatile, especially during economic downturns, financial setbacks, or liquidity events. High-yield securities also can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short and longer periods of time.

Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three-year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that

42

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

7. Borrowing and Interfund Lending:

Line of Credit:

For the year ended July 31, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended July 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$3,642	8	1.93%	$5,765

*  For the year ended July 31, 2020, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to declare daily and distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

43

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended July 31, 2020		Year Ended July 31, 2019
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income*	Total Distributions Paid
$111,069	$111,069	$127,343	$127,343

*  Includes short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Other Earnings (Loss)	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$2,651	$2,651	$(236,418)	$(167)	$26,830	$(207,104)

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

At July 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Long-Term Amount	Total
$44,065	$192,353	$236,418

As of July 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,817,207	$119,659	$(92,829)	$26,830

44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA High Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA High Income Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2020

45

USAA Mutual Funds Trust	Supplemental Information July 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

46

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

47

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

48

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

49

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, Investment Management Company (IMCO) (September 2009-April 2014); President, Asset Management Company (AMCO) (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA IMCO (since 2009); Chairman of Board of IMCO (since 2013); Director of AMCO, (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

50

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

51

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/20	Actual Ending Account Value 7/31/20	Hypothetical Ending Account Value 7/31/20	Actual Expenses Paid During Period 2/1/20- 7/31/20*	Hypothetical Expenses Paid During Period 2/1/20- 7/31/20*	Annualized Expense Ratio During Period 2/1/20- 7/31/20
Fund Shares	$1,000.00	$966.40	$1,020.89	$3.91	$4.02	0.80%
Institutional Shares	1,000.00	966.80	1,021.33	3.47	3.57	0.71%
Class A shares	1,000.00	966.90	1,019.94	4.84	4.97	0.99%
Class R6 Shares	1,000.00	967.20	1,021.68	3.13	3.22	0.64%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

52

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*
2.04%	3.60%

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

53

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Liquidity Risk Management Program

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital") as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

54

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40052-0920

JULY 31, 2020

Annual Report

USAA Income Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	3
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	8
Financial Statements
Schedule of Portfolio Investments	10
Statement of Assets and Liabilities	42
Statement of Operations	43
Statements of Changes in Net Assets	44
Financial Highlights	46
Notes to Financial Statements	48
Report of Independent Registered Public Accounting Firm	61
Supplemental Information	62
Trustees' and Officers' Information	62
Proxy Voting and Portfolio Holdings Information	68
Expense Examples	68
Additional Federal Income Tax Information	69
Liquidity Risk Management Program	70
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem pedestrian given what we would experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic forecasts moot, but it also roiled stock and bond markets everywhere. It also brought the economy to a near halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on July 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (July 31, 2020) at approximately 3,271, which was up 8.9% from one year ago. Quite the impressive reversal.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of sheltering in place. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving fixed income liquidity and trading. Credit spreads across corporate, high yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.02% at the beginning of our reporting period to approximately 0.55% as of July 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to analyze the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be a guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 235-8396.

Sincerely,

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

USAA Mutual Funds Trust

USAA Income Fund

Managers' Commentary

(Unaudited)

USAA Investments, A Victory Capital Investment Franchise

Julianne Bass, CFA	Brian Smith, CFA, CPA
John Spear, CFA	Kurt Daum, JD
James F. Jackson Jr., CFA	R. Neal Graves, CFA, CPA

•  What were the market conditions over the reporting period?

Seems like eons ago, but just a year and a half ago, the U.S. Federal Reserve (the "Fed") had actually increased the Fed Funds rate to a range of 2.25%-2.50%. This turned out to be the highest the Fed Funds rate would go. Six-months later, the Fed began lowering interest rates, bringing the Fed Funds rate down to a range of 2.00%-2.25% when the reporting period started in August 2019. The Fed also stopped shrinking its balance sheet, all in an effort to keep the economy humming, as the effects of the trade war with China were starting to be felt here in the United States. While real GDP was somewhat weak in the second quarter of 2019 at 1.50%, the rest of the year posted a respectable growth rate of 2.50%. However, the world was about to change in a way almost no one imagined.

Sometime in late 2019, reports were surfacing of a virus in Wuhan, China. The virus, a novel coronavirus ("COVID-19"), started spreading rapidly in Wuhan, and was soon beginning to show up in other countries. Ultimately, COVID-19 became a pandemic, and many countries around the world, including the United States, began "locking down" their economies in an effort to contain the virus. In the United States, the lockdowns began in earnest in March, and significantly affected almost every area of the economy.

Unprecedented became an everyday word, as life in the United States became unlike anything we have ever seen. With many businesses being forced to temporarily close, many people were put out of work. Monthly payrolls, which had been growing at an average of roughly 216 thousand per month since August 2019, plummeted to a loss of 1.4 million jobs in March, and an unprecedented loss of 21 million jobs in April. The unemployment rate, which was at a record low of 3.5% in February, jumped to 14.7% in April. Real GDP fell 5% in first quarter of 2020 and a record 32.9% in the second quarter of 2020, thus officially marking the economy as being in recession. Due to demand dropping precipitously from people not driving, coupled with a strong supply, the price of West Texas Intermediate ("WTI") crude oil, an indicating benchmark, actually went negative in April. This was due to investors in WTI futures contracts, which requires physical settlement, having to pay to not take delivery, forcing the price into unprecedented negative territory.

In response, federal and state governments stepped up stimulus efforts to help those out of work. Congress passed an unprecedented $1 trillion stimulus package, with unemployment benefits to temporarily supplement state payments, as well as grants/loans to businesses. The Fed significantly increased its balance sheet again, and in an unprecedented move, increased the types of bonds it can buy, to include corporate bonds.

USAA Mutual Funds Trust

USAA Income Fund (continued)

Managers' Commentary (continued)

Although U.S. Treasury rates had already begun to fall by August 2019, in response to worries over the trade war with China and the economy beginning to slow, the unprecedented worldwide economic shutdown drove interest rates much lower, as investors bought U.S. Treasurys in a flight to quality. Given the Fed moving the Fed Funds rate to effectively zero and the economy only slowly beginning to reopen, U.S. Treasury rates remain at their lows. Although interest rates were already low, year over year decreases were dramatic. The two-year U.S. Treasury yield dropped 177 basis points, while 10-year and 30-year U.S. Treasury yields dropped 149 and 133 basis points, respectively. (A basis point is 1/100th of a percent.)

Given the pandemic, credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) significantly increased. Although they did not increase as much as in 2008, they increased much more rapidly. From a relatively low level in mid-February, spreads peaked in late March, which resulted in a very rapid increase. AAA, AA, A and BBB spreads widened by 10, 24, 18, and 33 basis points, respectively. High-yield spreads widened by 119 basis points. (Spreads are generally considered an indication of risk; the wider the spread, the greater the perceived risk.) Although spreads have continued to fall, they remain higher than pre-COVID-19 levels.

•  How did the USAA Income Fund (the "Fund") perform during the reporting period?

The Fund has five share classes: Fund Shares, Institutional Shares, Class A shares (redesignated from Adviser Shares), Class C shares, and R6 Shares. For the reporting period ended July 31, 2020, the Fund Shares, Institutional Shares, Class A shares, and R6 Shares had total returns of 8.64%, 8.78%, 8.40%, and 8.86%, respectively. The Class C shares commenced operations on June 29, 2020, and from that time through July 31, 2020, had a total return of 2.15%. This compares to returns of 10.12% for the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") and 13.47% for the Lipper A Rated Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, Class A shares, and R6 Shares provided a one- year dividend yield of 2.92%, 2.98%, 2.70%, and 3.04%, respectively, compared to 2.43% for the Lipper Corporate Debt Funds A Rated Average.

•  What strategies did you employ during the reporting period?

The Fund produced a positive total return but underperformed the Index, as bond prices appreciated during the reporting period and spreads widened. Relative to the Index, the Fund was helped slightly by its allocation to and security selection within corporate bonds. The Fund benefited from overweight positions in financial sectors such as banking and insurance. The Fund also benefited from allocations to midstream energy, metals and mining, chemicals and utilities. The Fund's holdings of agency commercial mortgage-backed securities and taxable municipal bonds also added to performance. An underweight position in U.S. Treasury securities, which generated greater returns than the Index, hindered relative performance; however, this was somewhat offset by our overweighting longer-maturity U.S. Treasurys in the portfolio. We were also underweight

USAA Mutual Funds Trust

USAA Income Fund (continued)

Managers' Commentary (continued)

agency residential mortgage-backed securities which detracted from performance. Finally, our income orientation had a positive impact on results. Over time, the income generated by the Fund accounts for the majority of its long-term return. As of July 31, 2020, the Fund's SEC yield was 2.20%.

In keeping with our investment process, we continued to build the portfolio bond by bond. We work with our team of analysts to seek ideas where our fundamental understanding of the credit risk is different than that of the market. During the reporting period, we found a number of attractive opportunities as we continued to seek relative values across the fixed income market. We took advantage of periods of volatility to add or reduce select investments in corporate credit, commercial mortgage-backed securities, asset backed securities and taxable municipals. Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers.

Thank you for allowing us to assist you with your investment needs.

USAA Mutual Funds Trust

USAA Income Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2020

	Fund Shares	Institutional Shares	Class A shares		Class C shares		Class R6 Shares
INCEPTION DATE	3/4/74	8/1/08	8/2/10		6/29/20		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maxiumum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]	Lipper A Rated Bond Funds Index[2]
One Year	8.64%	8.78%	8.40%	6.00%	N/A	N/A	8.86%	10.12%	13.47%
Five Year	5.02%	5.08%	4.77%	4.30%	N/A	N/A	N/A	4.46%	6.28%
Ten Year	4.63%	4.73%	N/A	N/A	N/A	N/A	N/A	3.87%	5.30%
Since Inception	N/A	N/A	4.37%	4.13%	2.15%	1.15%	6.07%	N/A	N/A

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Income Fund — Growth of $10,000

1The unmanaged Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

2The unmanaged Lipper A Rated Bond Funds Index tracks the total return performance of funds within the Lipper Corporate Debt Funds A Rated category.

There are no expenses associated with the index, while there are expenses associated with the Fund. It is not possible to invest in an index.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

USAA Mutual Funds Trust

USAA Income Fund (continued)

12-MONTH DIVIDEND YIELD COMPARISON

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 7/31/11 through 7/31/20.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

USAA Mutual Funds Trust USAA Income Fund	July 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The USAA Income Fund seeks maximum current income without undue risk to principal.

Asset Allocation*:

July 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

USAA Mutual Funds Trust USAA Income Fund (continued)	July 31, 2020

  (Unaudited)

Portfolio Ratings Mix:

July 31, 2020

(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management, Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (6.1%)
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class D, 3.65%, 5/9/22, Callable 10/8/20 @ 100	$5,000	$5,023
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class D, 3.08%, 12/18/23, Callable 5/18/22 @ 100	1,921	1,975
AmeriCredit Automobile Receivables Trust, Series 2018-2, Class C, 3.59%, 6/18/24, Callable 2/18/23 @ 100	4,000	4,190
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class C, 2.60%, 9/18/23, Callable 5/18/22 @ 100	5,000	5,112
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class D, 2.71%, 9/8/22, Callable 3/8/21 @ 100	9,650	9,753
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 8/15/28, Callable 4/15/23 @ 100 (a)	4,500	4,576
Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class B, 4.27%, 3/20/25 (a)	5,250	5,414
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class B, 3.55%, 9/22/25 (a)	7,500	7,505
Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class B, 3.36%, 11/20/22 (a)	6,000	6,003
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class B, 2.65%, 3/20/26 (a)	12,500	12,186
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class C, 4.94%, 6/20/22 (a)	2,827	2,830
BCC Funding Corp. XVI LLC, Series 2019-1A, Class A2, 2.46%, 8/20/24, Callable 3/20/23 @ 100 (a)	10,000	10,039
California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.33%, 4/15/25, Callable 8/15/22 @ 100	2,300	2,407
California Republic Auto Receivables Trust, Series 2017-1, Class C, 3.76%, 12/15/23, Callable 6/15/21 @ 100	2,309	2,357
California Republic Auto Receivables Trust, Series 2017-1, Class B, 2.91%, 12/15/22, Callable 6/15/21 @ 100	6,500	6,588
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class A4, 1.89%, 3/19/25, Callable 8/19/23 @ 100 (a)	6,067	6,126
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class B, 2.00%, 7/21/25, Callable 8/19/23 @ 100 (a)	2,000	2,023
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class C, 4.07%, 3/19/25, Callable 2/19/22 @ 100 (a)	1,590	1,623
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class B, 3.63%, 1/19/24, Callable 2/19/22 @ 100 (a)	1,250	1,296
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 9/15/23 @ 100	6,375	6,637
CarMax Auto Owner Trust, Series 2019-1, Class B, 3.45%, 11/15/24, Callable 2/15/23 @ 100	1,924	2,039
CarMax Auto Owner Trust, Series 2020-2, Class B, 2.90%, 8/15/25, Callable 7/15/23 @ 100	3,611	3,834
CarMax Auto Owner Trust, Series 2017-3, Class D, 3.46%, 10/16/23, Callable 9/15/21 @ 100	2,000	2,045
Chesapeake Funding LLC, Series 2018-3A, Class C, 3.81%, 1/15/31 (a)	6,000	6,212
Chesapeake Funding LLC, Series 2018-2A, Class B, 3.52%, 8/15/30, Callable 8/15/21 @ 100 (a)	6,000	6,146
See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CIT Education Loan Trust, Series 2007-1, Class B, 0.60% (LIBOR03M+30bps), 6/25/42, Callable 3/25/31 @ 100 (a) (b)	$4,505	$3,661
CNH Equipment Trust, Series 2020-A, Class B, 2.30%, 10/15/27, Callable 7/15/24 @ 100	1,100	1,107
CPS Auto Receivables Trust, Series 2019-C, Class C, 2.84%, 6/16/25, Callable 4/15/23 @ 100 (a)	2,500	2,548
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.39%, 4/16/29, Callable 1/15/24 @ 100 (a)	4,118	4,221
Credit Acceptance Auto Loan Trust, Series 2017-2, Class C, 3.35%, 6/15/26 (a)	4,850	4,878
Dell Equipment Finance Trust, Series 2020-1, Class B, 2.98%, 4/24/23, Callable 10/22/22 @ 100 (a)	1,550	1,605
Dell Equipment Finance Trust, Series 2020-1, Class A3, 2.24%, 2/22/23, Callable 10/22/22 @ 100 (a)	3,000	3,060
Element Rail Leasing I LLC, Series 2014-1A, Class A2, 3.67%, 4/19/44 (a)	25,000	25,139
Enterprise Fleet Financing LLC, Series 2020-1, Class A3, 1.86%, 12/22/25 (a)	6,150	6,299
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 5/15/22 @ 100 (a)	8,000	8,268
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.26%, 4/15/24, Callable 4/15/24 @ 100 (a)	5,132	5,199
Exeter Automobile Receivables Trust, Series 2020-2A, Class B, 2.08%, 7/15/24, Callable 4/15/24 @ 100 (a)	3,594	3,636
ExteNet LLC, Series 2019-1A, Class A2, 3.20%, 7/26/49, Callable 1/25/23 @ 100 (a)	5,625	5,638
Flagship Credit Auto Trust, Series 2016-4, Class D, 3.89%, 11/15/22, Callable 10/15/21 @ 100 (a)	6,795	6,958
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04%, 8/15/31, Callable 2/15/25 @ 100 (a)	5,333	5,511
Ford Credit Auto Owner Trust, Series 2020-1, Class C, 2.54%, 8/15/31, Callable 2/15/25 @ 100 (a)	4,000	4,020
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @ 100 (a)	12,314	12,500
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class B, 2.54%, 8/18/25, Callable 7/16/23 @ 100	1,500	1,569
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A4, 1.90%, 3/17/25, Callable 5/16/23 @ 100	4,500	4,682
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A4, 1.74%, 8/18/25, Callable 7/16/23 @ 100	1,250	1,302
Hertz Vehicle Financing LLC, Series 2018-3, Class A, 4.03%, 7/25/24 (a)	3,414	3,420
Hertz Vehicle Financing LP, Series 2019-1A, Class B, 4.10%, 3/25/23 (a)	6,250	6,259
Hertz Vehicle Financing LP, Series 2017-2A, Class A, 3.29%, 10/25/23 (a)	5,918	5,927
Hertz Vehicle Financing LP, Series 2016-4A, Class A, 2.65%, 7/25/22 (a)	2,025	2,028
Hertz Vehicle Financing LP, Series 2019-3A, Class A, 2.67%, 12/26/25 (a)	6,079	6,084
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 4/20/22 @ 100 (a)	2,700	2,736
HPEFS Equipment Trust, Series 2020-2A, Class B, 1.20%, 7/22/30, Callable 5/20/23 @ 100 (a)	8,333	8,340
HPEFS Equipment Trust, Series 2020-1A, Class B, 1.89%, 2/20/30, Callable 12/20/22 @ 100 (a)	3,846	3,903
InSite Issuer LLC, Series 2018-1A, Class A, 4.10%, 12/15/48, Callable 7/15/24 @ 100 (a)	8,000	8,477

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
John Deere Owner Trust, Series 2020-A, Class A4, 1.21%, 11/16/26, Callable 8/15/23 @ 100	$10,000	$10,163
Kubota Credit Owner Trust, Series 2020-1A, Class A4, 2.26%, 7/15/26, Callable 10/15/23 @ 100 (a)	5,769	6,035
Master Credit Card Trust, Series 2020-1A, Class B, 2.27%, 9/23/24 (a)	834	857
MMAF Equipment Finance LLC, Series 2015-A, Class A5, 2.49%, 2/19/36, Callable 11/16/23 @ 100 (a)	6,135	6,231
MMAF Equipment Finance LLC, Series 2017-A, Class A5, 2.68%, 7/16/27, Callable 5/16/26 @ 100 (a)	2,750	2,883
Navient Student Loan Trust, Series 2015-2, Class B, 1.67% (LIBOR01M+150bps), 8/25/50, Callable 12/25/28 @ 100 (b)	3,000	2,608
Navient Student Loan Trust, Series 2018-2A, Class B, 1.32% (LIBOR01M+115bps), 3/25/67, Callable 6/25/33 @ 100 (a) (b)	3,500	3,149
Nelnet Student Loan Trust, Series 2005-4, Class B, 0.59% (LIBOR03M+28bps), 9/22/35, Callable 6/22/28 @ 100 (b)	1,128	920
NP SPE II LLC, Series 2017-1A, Class A2, 4.22%, 10/21/47, Callable 10/20/27 @ 100 (a)	15,625	15,798
NP SPE II LLC, Series 2019-2A, Class C1, 6.44%, 11/19/49 (a)	6,500	6,446
OneMain Direct Auto Receivables Trust, Series 2017-2, Class C, 2.82%, 7/15/24, Callable 9/14/20 @ 100 (a)	8,500	8,517
OSCAR US Funding Trust IX LLC, Series 2018-2A, Class A4, 3.63%, 9/10/25 (a)	12,000	12,487
OSCAR US Funding Trust LLC, Series 2018-1A, Class A4, 3.50%, 5/12/25 (a)	4,760	4,920
PSNH Funding LLC, Series 2018-1, Class A3, 3.81%, 2/1/35	15,545	17,852
Renew, Series 2018-1, Class A, 3.95%, 9/20/53, Callable 12/20/28 @ 100 (a)	4,755	5,118
Renew, Series 2017-2, Class A, 3.22%, 9/22/53, Callable 12/20/28 @ 100 (a)	1,205	1,191
Santander Drive Auto Receivables Trust, Series 2016-2, Class D, 3.39%, 4/15/22, Callable 11/15/20 @ 100	11,409	11,477
Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.03%, 2/15/24, Callable 12/15/24 @ 100	3,188	3,256
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23, Callable 8/20/20 @ 100 (a)	1,947	1,951
SCF Equipment Leasing LLC, Series 2019-1A, Class B, 3.49%, 1/20/26, Callable 8/20/20 @ 100 (a)	6,000	6,068
SCF Equipment Leasing LLC, Series 2019-1A, Class A2, 3.23%, 10/20/24, Callable 8/20/20 @ 100 (a)	1,000	1,019
SLM Student Loan Trust, Series 2006-9, Class B, 0.47% (LIBOR03M+23bps), 1/25/41, Callable 4/25/32 @ 100 (b)	4,723	3,976
SLM Student Loan Trust, Series 2006-10, Class B, 0.46% (LIBOR03M+22bps), 3/25/44, Callable 1/25/32 @ 100 (b)	1,984	1,660
SLM Student Loan Trust, Series 2012-6, Class B, 1.17% (LIBOR01M+100bps), 4/27/43, Callable 10/25/27 @ 100 (b)	20,862	18,271
SLM Student Loan Trust, Series 2005-9, Class B, 0.54% (LIBOR03M+30bps), 1/25/41, Callable 10/25/30 @ 100 (b)	1,481	1,280
SLM Student Loan Trust, Series 2007-1, Class B, 0.46% (LIBOR03M+22bps), 1/27/42, Callable 1/25/29 @ 100 (b)	6,864	5,964
SLM Student Loan Trust, Series 2003-14, Class B, 0.79% (LIBOR03M+55bps), 10/25/65, Callable 1/25/29 @ 100 (b)	1,650	1,448
SLM Student Loan Trust, Series 2007-7, Class B, 0.99% (LIBOR03M+75bps), 10/27/70, Callable 4/25/23 @ 100 (b)	5,740	5,253
Start Ltd., Series 2018-1, Class A, 4.09%, 5/15/43, Callable 5/15/25 @ 100 (a)	7,267	6,585

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	$18,417	$19,024
Tesla Auto Lease Trust, Series 2020-A, Class B, 1.18%, 1/22/24, Callable 4/20/23 @ 100 (a) (c)	5,500	5,499
Transportation Finance Equipment Trust, Series 2019-1, Class B, 2.06%, 5/23/24, Callable 9/23/23 @ 100 (a)	1,095	1,118
TRIP Rail Master Funding LLC, Series 2017-1A, Class A2, 3.74%, 8/15/47, Callable 4/15/24 @ 100 (a)	3,334	3,413
TRIP Rail Master Funding LLC, Series 2014-1A, Class A2, 4.09%, 4/15/44, Callable 7/15/21 @ 100 (a)	10,000	10,112
VB-S1 Issuer LLC, Series 2018-1A, Class C, 3.41%, 2/15/48, Callable 2/15/22 @ 100 (a)	7,850	8,084
VB-S1 Issuer LLC, Series 2020-1A, Class C2, 3.03%, 6/15/50, Callable 6/15/24 @ 100 (a)	1,400	1,421
Westlake Automobile Receivables Trust, Series 2019-1A, Class C, 3.45%, 3/15/24, Callable 7/15/22 @ 100 (a)	2,340	2,387
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 12/15/21 @ 100 (a)	4,000	4,089
World Omni Auto Receivables Trust, Series 2018-D, Class C, 3.87%, 8/15/25, Callable 10/15/22 @ 100	4,000	4,250
		515,694
Total Asset-Backed Securities (Cost $510,398)		515,694
Collateralized Mortgage Obligations (4.9%)
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33 (a)	9,027	9,602
Banc of America Commercial Mortgage Trust, Series 2006-3, Class AM, 5.66%, 7/10/44 (d)	1,937	387
Bank, Series 2017-BNK4, Class B, 4.00%, 5/15/50	5,600	5,866
Bank, Series 2019-BN24, Class ASB, 2.93%, 11/15/62	7,123	7,795
Benchmark Mortgage Trust, Series 2020-B17, Class ASB, 2.18%, 3/15/53	9,900	10,362
BX Commercial Mortgage Trust, Series 2019-XL, Class B, 1.25% (LIBOR01M+108bps), 10/15/36 (a) (b)	5,859	5,847
BX Trust, Series 2019-OC11, Class A, 3.20%, 12/9/41 (a)	9,231	9,781
Cantor Commercial Real Estate Lending, Series 2019-CF3, Class ASB, 2.94%, 1/15/53	6,000	6,538
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class AS, 3.02%, 8/10/56	10,339	11,261
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class AS, 3.86%, 7/10/47	4,000	4,360
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3, 3.36%, 7/10/47	7,833	8,399
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class C, 4.68%, 1/10/24 (a)	8,100	8,495
Citigroup Commercial Mortgage Trust, Series 2017-P8, Class AS, 3.79%, 9/15/50 (d)	9,500	10,600
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AAB, 2.61%, 1/15/53	10,000	10,746

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Citigroup Commercial Mortgage Trust, Series 2020-555, Class A, 2.65%, 12/10/41 (a)	$10,000	$10,397
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A4, 3.62%, 7/10/47	2,500	2,717
COMM Mortgage Trust, Series 2015-LC23, Class AM, 4.16%, 10/10/48 (d)	6,300	6,859
COMM Mortgage Trust, Series 2015-PC1, Class B, 4.36%, 7/10/50 (d)	2,500	2,602
COMM Mortgage Trust, Series 2014-277P, Class A, 3.61%, 8/10/49 (a) (d)	10,500	11,316
COMM Mortgage Trust, Series 2014-CCRE19, Class A5, 3.80%, 8/10/47	5,000	5,479
COMM Mortgage Trust, Series 2015-PC1, Class A5, 3.90%, 7/10/50 (e)	15,000	16,718
COMM Mortgage Trust, Series 2012-CCRE4, Class XA, 1.69%, 10/15/45 (d) (f)	53,780	1,720
COMM Mortgage Trust, Series 2012-CCRE3, Class AM, 3.42%, 10/15/45 (a)	5,925	6,128
COMM Mortgage Trust, Series 2012-CCRE1, Class XA, 1.85%, 5/15/45 (d)	34,061	850
COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50 (d)	2,000	2,154
COMM Mortgage Trust, Series 2012-CCRE4, Class AM, 3.25%, 10/15/45	8,600	8,719
COMM Mortgage Trust, Series 2014-CCRE19, Class AM, 4.08%, 8/10/47	7,500	8,219
CSMC Trust, Series 2020-West, Class A, 3.04%, 2/15/35 (a)	2,500	2,392
DBJPM Mortgage Trust, Series 2016-SFC, Class B, 3.24%, 8/10/36 (a)	2,500	2,288
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36 (a)	4,750	4,479
FREMF Mortgage Trust, Series 2019-K99, Class B, 3.65%, 9/25/29 (a) (d)	10,000	11,069
GE Commercial Mortgage Corp., Series 2007-C1, Class AM, 5.61%, 12/10/49 (d)	628	454
GS Mortgage Securities Corp., Series 2013-GC10, Class AS, 3.28%, 2/10/46	5,000	5,179
GS Mortgage Securities Corp., Series 2005-ROCK, Class X1, 0.21%, 5/3/32 (a) (d) (f)	190,667	2,386
GS Mortgage Securities Corp., Series 2013-GC10, Class B, 3.68%, 2/10/46 (a)	10,000	10,285
GS Mortgage Securities Trust, Series 2012-GCJ7, Class XA, 2.16%, 5/10/45 (d)	21,681	376
GS Mortgage Securities Trust, Series 2013-GC14, Class A5, 4.24%, 8/10/46	5,000	5,420
GS Mortgage Securities Trust, Series 2015-GC32, Class A4, 3.76%, 7/10/48	6,000	6,682
GS Mortgage Securities Trust, Series 2020-GC45, Class AAB, 2.84%, 2/13/53	3,571	3,888
GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.91%, 2/13/53	4,231	4,700
GS Mortgage Securities Trust, Series 2012-ALOH, Class A, 3.55%, 4/10/34 (a)	3,534	3,564
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45 (e)	3,793	3,863
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class C, 5.65%, 11/15/43 (a) (d)	15,000	15,082
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class B, 4.82%, 5/15/45 (d)	10,697	10,907
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CIBX, Class AS, 4.27%, 6/15/45	11,745	12,281
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class AS, 4.44%, 2/15/47, Callable 2/11/24 @ 100 (d)	9,000	9,918
Morgan Stanley Bank of America Merrill Lynch Trust, Series C9, Class AS, 3.46%, 5/15/46	3,200	3,347
Morgan Stanley Capital Trust, Series 2011-C2, Class B, 5.20%, 6/15/44 (a) (d)	2,750	2,794
Morgan Stanley Capital Trust, Series 2012-C4, Class AS, 3.77%, 3/15/45	3,000	2,952
Morgan Stanley Capital Trust, Series 2015-MS1, Class AS, 4.03%, 5/15/48 (d)	7,000	7,590
UBS Commercial Mortgage Trust, Series 2012-C1, Class B, 4.82%, 5/10/45	15,000	14,957
UBS Commercial Mortgage Trust, Series 2012-C1, Class AS, 4.17%, 5/10/45	9,375	9,773
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.07%, 5/10/45 (a) (d) (f)	45,632	1,123
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class ASEC, 4.18%, 5/10/63 (a)	2,313	2,411

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class XA, 1.75%, 10/15/45 (a) (d) (f)	$23,150	$706
Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 5/15/48	7,000	7,680
WFRBS Commercial Mortgage Trust, Series 2013-C18, Class A3, 3.65%, 12/15/46	20,000	20,080
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A5, 3.24%, 12/15/45	5,000	4,807
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class AS, 4.09%, 6/15/45 (d)	10,000	10,345
WFRBS Commercial Mortgage Trust, Series 2011-C4, Class B, 5.22%, 6/15/44 (a) (d)	6,500	6,647
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class AS, 3.35%, 5/15/45	5,000	5,227
		409,569
Total Collateralized Mortgage Obligations (Cost $394,205)		409,569
Common Stocks (0.0%) (g)
Financials (0.0%): (g)
MFA Financial, Inc.	199,850	526
Total Common Stocks (Cost $1,438)		526
Preferred Stocks (0.8%)
Consumer Staples (0.3%):
CHS, Inc., cumulative redeemable, Series 1, 7.88% (h)	200,000	5,480
Dairy Farmers of America, Inc., cumulative redeemable, 7.88% (a) (h)	172,520	15,182
		20,662
Financials (0.0%): (g)
Citigroup Capital, cumulative redeemable, 6.64% (LIBOR03M+637bps), 10/30/40 (b)	40,000	1,080
Real Estate (0.5%):
Equity Residential, cumulative redeemable, Series K, 8.29% (h)	111,611	7,087
Mid-America Apartment Communities, Inc., cumulative redeemable, Series I, 8.50% (h)	219,731	14,009
Prologis, Inc., cumulative redeemable, Series Q, 8.54% (h) (i)	284,623	21,002
		42,098
Utilities (0.0%): (g)
Entergy Texas, Inc., 5.63%, 6/1/64	104,000	2,732
Total Preferred Stocks (Cost $55,590)		66,572
Senior Secured Loans (0.4%)
CSC Holdings LLC, 1st Lien Term Loan, 2.42% (LIBOR01M+225bps), 7/17/25 (b)	$2,381	2,296
Harbor Freight Tools USA, Inc., 1st Lien Term Loan, 3.25% (LIBOR01M+250bps), 8/16/23 (b)	7,376	7,215
McGraw-Hill Global Education Holdings LLC, 1st Lien Term Loan B, 5.00% (LIBOR03M+400bps), 5/4/22 (b)	3,241	2,808
Reynolds Group Holdings, Inc., 1st Lien Term Loan B, 2.93% (LIBOR01M+275bps), 2/5/23 (b)	8,497	8,315

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Solera LLC, 1st Lien Term Loan B, 2.93% (LIBOR01M+275bps), 3/3/23 (b)	$7,146	$7,014
Terex Corp. 1st Lien Term Loan, 2.75% (LIBOR03M+200bps), 1/31/24 (b)	4,753	4,598
		32,246
Total Senior Secured Loans (Cost $33,308)		32,246
Corporate Bonds (47.9%)
Communication Services (2.7%):
Activision Blizzard, Inc., 3.40%, 9/15/26, Callable 6/15/26 @ 100	5,000	5,728
AT&T, Inc. 2.30%, 6/1/27, Callable 4/1/27 @ 100	12,000	12,716
4.50%, 5/15/35, Callable 11/15/34 @ 100	10,000	11,999
3.10%, 2/1/43, Callable 8/1/42 @ 100 (c)	10,000	10,296
CBS Corp., 4.20%, 6/1/29, Callable 3/1/29 @ 100	3,000	3,459
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26, Callable 2/15/21 @ 102.88 (a)	5,000	5,232
CenturyLink, Inc. 5.80%, 3/15/22	10,000	10,537
6.75%, 12/1/23	2,000	2,220
Charter Communications Operating LLC, 6.38%, 10/23/35, Callable 4/23/35 @ 100	12,000	16,442
Comcast Corp., 3.90%, 3/1/38, Callable 9/1/37 @ 100	15,000	18,786
Crown Castle Towers LLC, 3.22%, 5/15/42, Callable 5/15/21 @ 100 (a)	10,000	10,153
CSC Holdings LLC, 5.50%, 4/15/27, Callable 4/15/22 @ 102.75 (a)	3,000	3,213
Discovery Communications LLC, 3.95%, 3/20/28, Callable 12/20/27 @ 100	10,000	11,440
Fox Corp. 3.05%, 4/7/25, Callable 3/7/25 @ 100	3,571	3,913
4.71%, 1/25/29, Callable 10/25/28 @ 100	7,600	9,246
Qwest Corp., 6.75%, 12/1/21	5,000	5,333
Sprint Corp., 7.25%, 9/15/21	2,250	2,378
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, 4.74%, 9/20/29 (a)	19,500	21,261
The Walt Disney Co., 2.20%, 1/13/28	8,000	8,449
T-Mobile USA, Inc. 4.75%, 2/1/28, Callable 2/1/23 @ 102.38	2,857	3,097
3.88%, 4/15/30, Callable 1/15/30 @ 100 (a) (e)	15,333	17,570
2.55%, 2/15/31, Callable 11/15/30 @ 100 (a)	10,000	10,371
Verizon Communications, Inc. 3.15%, 3/22/30, Callable 12/22/29 @ 100	1,800	2,067
4.40%, 11/1/34, Callable 5/1/34 @ 100	5,000	6,442
4.13%, 8/15/46	5,000	6,586
ViacomCBS, Inc., 3.38%, 2/15/28, Callable 11/15/27 @ 100	7,000	7,644
		226,578
Consumer Discretionary (1.5%):
Advance Auto Parts, Inc., 4.50%, 12/1/23, Callable 9/1/23 @ 100	10,000	10,998
Amazon.com, Inc., 3.88%, 8/22/37, Callable 2/22/37 @ 100	12,000	15,571
AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	7,200	8,374
Ford Motor Co., 9.63%, 4/22/30, Callable 1/22/30 @ 100	1,875	2,467
General Motors Co., 6.80%, 10/1/27, Callable 8/1/27 @ 100	8,000	9,792
Hasbro, Inc., 3.55%, 11/19/26, Callable 9/19/26 @ 100	12,000	12,697
Horace Mann School, 3.27%, 7/1/27	2,500	2,767

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Marriott International, Inc. 5.75%, 5/1/25, Callable 4/1/25 @ 100 (e)	$1,840	$2,045
4.63%, 6/15/30, Callable 3/15/30 @ 100	2,333	2,496
Murphy Oil USA, Inc., 4.75%, 9/15/29, Callable 9/15/24 @ 102.38	2,000	2,117
NCL Corp. Ltd., 12.25%, 5/15/24, Callable 2/15/24 @ 100 (a)	2,353	2,559
O'Reilly Automotive, Inc., 4.20%, 4/1/30, Callable 1/1/30 @ 100	7,500	9,100
Princeton Theological Seminary, 4.11%, 7/1/23	6,080	6,583
Smithsonian Institution 1.51%, 9/1/26	1,250	1,285
1.61%, 9/1/27	1,150	1,185
2.65%, 9/1/39	2,000	2,112
The Art Institute of Chicago, 3.23%, 3/1/22	2,750	2,847
University of Notre Dame du Lac, 3.44%, 2/15/45	5,000	6,131
Vanderbilt University Medical Center, 4.17%, 7/1/37, Callable 1/1/37 @ 100	1,000	1,268
VF Corp., 2.95%, 4/23/30, Callable 1/23/30 @ 100	8,000	8,799
Volkswagen Group of America Finance LLC 3.35%, 5/13/25 (a)	5,000	5,459
3.20%, 9/26/26, Callable 7/26/26 @ 100 (a)	7,105	7,780
		124,432
Consumer Staples (2.2%):
Altria Group, Inc., 3.40%, 5/6/30, Callable 2/6/30 @ 100	5,133	5,761
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, 2/1/36, Callable 8/1/35 @ 100	20,000	24,467
Anheuser-Busch InBev Worldwide, Inc., 4.38%, 4/15/38, Callable 10/15/37 @ 100	6,500	7,760
BAT Capital Corp., 4.39%, 8/15/37, Callable 2/15/37 @ 100	5,000	5,716
Bunge Ltd. Finance Corp., 3.25%, 8/15/26, Callable 5/15/26 @ 100	3,000	3,203
Flowers Foods, Inc., 3.50%, 10/1/26, Callable 7/1/26 @ 100	10,000	10,793
General Mills, Inc., 4.55%, 4/17/38, Callable 10/17/37 @ 100	4,667	6,273
Keurig Dr Pepper, Inc. 4.60%, 5/25/28, Callable 2/25/28 @ 100	7,143	8,783
4.99%, 5/25/38, Callable 11/25/37 @ 100	4,667	6,326
Kraft Heinz Foods Co. 3.95%, 7/15/25, Callable 4/15/25 @ 100	10,000	10,999
3.75%, 4/1/30, Callable 1/1/30 @ 100 (a)	3,750	4,054
Mars, Inc., 3.88%, 4/1/39, Callable 10/1/38 @ 100 (a)	14,000	17,420
McCormick & Co., Inc., 2.50%, 4/15/30, Callable 1/15/30 @ 100	5,000	5,435
Mead Johnson Nutrition Co., 4.13%, 11/15/25, Callable 8/15/25 @ 100	3,500	4,100
Mondelez International, Inc., 2.75%, 4/13/30, Callable 1/13/30 @ 100	4,000	4,440
PepsiCo, Inc. 2.75%, 3/19/30, Callable 12/19/29 @ 100	18,000	20,550
4.25%, 10/22/44, Callable 4/22/44 @ 100	5,000	6,789
SC Johnson & Son, Inc., 4.35%, 9/30/44, Callable 3/30/44 @ 100 (a)	10,000	12,800
Smithfield Foods, Inc. 4.25%, 2/1/27, Callable 11/1/26 @ 100 (a)	5,000	5,200
5.20%, 4/1/29, Callable 1/1/29 @ 100 (a)	10,000	11,128
Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	4,304	5,465
		187,462

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Energy (6.0%):
Boardwalk Pipelines LP 4.95%, 12/15/24, Callable 9/15/24 @ 100	$15,000	$16,357
4.45%, 7/15/27, Callable 4/15/27 @ 100	10,000	10,658
Buckeye Partners LP 4.13%, 12/1/27, Callable 9/1/27 @ 100	9,167	9,036
5.60%, 10/15/44, Callable 4/15/44 @ 100	15,000	13,428
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (a)	22,364	25,348
Chevron Phillips Chemical Co. LLC, 3.40%, 12/1/26, Callable 9/1/26 @ 100 (a)	10,000	10,916
Columbia Pipeline Group, Inc., 4.50%, 6/1/25, Callable 3/1/25 @ 100	15,000	17,477
ConocoPhillips Co., 4.15%, 11/15/34, Callable 5/15/34 @ 100 (j)	10,000	11,674
Continental Resources, Inc., 4.50%, 4/15/23, Callable 1/15/23 @ 100 (e)	4,042	4,042
DCP Midstream Operating LP, 5.85% (LIBOR03M+385bps), 5/21/43, Callable 5/21/23 @ 100 (a) (b)	15,000	11,499
Enable Midstream Partners LP, 4.15%, 9/15/29, Callable 6/15/29 @ 100	10,000	9,028
Energy Transfer Operating LP 4.75%, 1/15/26, Callable 10/15/25 @ 100	5,000	5,430
3.70% (LIBOR03M+302bps), 11/1/66, Callable 9/10/20 @ 100 (b)	15,010	7,263
Energy Transfer Partners LP/Regency Energy Finance, 4.50%, 11/1/23, Callable 8/1/23 @ 100	7,000	7,447
EnLink Midstream Partners LP 4.15%, 6/1/25, Callable 3/1/25 @ 100	14,000	11,214
4.85%, 7/15/26, Callable 4/15/26 @ 100	10,000	7,753
Enterprise Products Operating LLC, 2.80%, 1/31/30, Callable 10/31/29 @ 100	10,000	10,732
EOG Resources, Inc. 4.38%, 4/15/30, Callable 1/15/30 @ 100	1,154	1,404
3.90%, 4/1/35, Callable 10/1/34 @ 100	10,000	11,989
EQM Midstream Partners LP, 4.00%, 8/1/24, Callable 5/1/24 @ 100	6,437	6,417
EQT Corp., 7.00%, 2/1/30, Callable 11/1/29 @ 100	9,569	11,090
EQT Midstream Partners LP, 4.13%, 12/1/26, Callable 9/1/26 @ 100	14,000	13,622
Exxon Mobil Corp., 2.61%, 10/15/30, Callable 7/15/30 @ 100	8,500	9,395
Florida Gas Transmission Co. LLC, 2.55%, 7/1/30, Callable 4/1/30 @ 100 (a)	8,000	8,405
Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100	7,500	7,899
Marathon Petroleum Corp. 4.70%, 5/1/25, Callable 4/1/25 @ 100	1,875	2,129
4.75%, 9/15/44, Callable 3/15/44 @ 100	10,000	11,376
Midwest Connector Capital Co. LLC, 4.63%, 4/1/29, Callable 1/1/29 @ 100 (a)	25,000	25,076
MPLX LP, 4.00%, 2/15/25, Callable 11/15/24 @ 100	7,500	8,148
Murphy Oil Corp., 5.75%, 8/15/25, Callable 9/10/20 @ 104.31	5,000	4,709
Newfield Exploration Co. 5.63%, 7/1/24	6,730	6,717
5.38%, 1/1/26, Callable 10/1/25 @ 100	9,500	9,119
Northwest Pipeline LLC, 4.00%, 4/1/27, Callable 1/1/27 @ 100	6,067	6,788
NuStar Logistics LP, 6.00%, 6/1/26, Callable 3/1/26 @ 100	3,500	3,587
Occidental Petroleum Corp. 3.40%, 4/15/26, Callable 1/15/26 @ 100	10,000	9,064
3.00%, 2/15/27, Callable 11/15/26 @ 100	5,000	4,419
3.50%, 8/15/29, Callable 5/15/29 @ 100	6,279	5,577
4.40%, 8/15/49, Callable 2/15/49 @ 100	7,500	6,108
ONEOK Partners LP, 4.90%, 3/15/25, Callable 12/15/24 @ 100	5,000	5,446

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
ONEOK, Inc., 6.35%, 1/15/31, Callable 10/15/30 @ 100	$2,500	$2,904
Phillips 66, 4.65%, 11/15/34, Callable 5/15/34 @ 100	10,000	12,632
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/29, Callable 9/15/29 @ 100	13,750	13,548
Rockies Express Pipeline LLC 4.95%, 7/15/29, Callable 4/15/29 @ 100 (a)	13,730	13,404
4.80%, 5/15/30, Callable 2/15/30 @ 100 (a)	3,000	2,876
Sabal Trail Transmission LLC, 4.68%, 5/1/38, Callable 11/1/37 @ 100 (a)	15,000	17,299
Schlumberger Holdings Corp. 4.00%, 12/21/25, Callable 9/21/25 @ 100 (a)	961	1,067
3.90%, 5/17/28, Callable 2/17/28 @ 100 (a)	14,669	16,166
Southwestern Energy Co. 6.20%, 1/23/25, Callable 10/23/24 @ 100	2,000	1,859
7.50%, 4/1/26, Callable 4/1/21 @ 105.63 (j)	5,000	4,695
Spectra Energy Partners LP, 3.38%, 10/15/26, Callable 7/15/26 @ 100	5,000	5,510
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.50%, 3/1/30, Callable 3/1/25 @ 102.75 (a)	5,000	5,288
The Williams Cos., Inc., 4.55%, 6/24/24, Callable 3/24/24 @ 100	10,000	11,133
TransCanada PipeLines Ltd., 2.60% (LIBOR03M+221bps), 5/15/67, Callable 9/10/20 @ 100 (b)	12,124	8,192
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 2/1/26, Callable 11/1/25 @ 100	3,000	3,925
Transocean Pontus Ltd., 6.13%, 8/1/25, Callable 8/1/21 @ 104.59 (a)	1,948	1,825
Western Midstream Operating LP 5.38%, 6/1/21, Callable 3/1/21 @ 100	10,000	10,129
3.10%, 2/1/25, Callable 1/1/25 @ 100	4,211	4,175
Whiting Petroleum Corp., 6.63%, 1/15/26, Callable 10/15/25 @ 100 (k) (l)	5,000	924
		505,337
Financials (15.4%):
Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100	4,750	5,233
American Equity Investment Life Holding Co., 5.00%, 6/15/27, Callable 3/15/27 @ 100	5,000	5,481
American International Group, Inc., 3.88%, 1/15/35, Callable 7/15/34 @ 100	10,000	11,849
AmSouth Bancorp, 6.75%, 11/1/25	5,000	6,061
AmTrust Financial Services, Inc., 6.13%, 8/15/23	10,000	9,020
Ares Capital Corp. 3.50%, 2/10/23, Callable 1/10/23 @ 100	10,000	10,141
4.20%, 6/10/24, Callable 5/10/24 @ 100	5,000	5,135
4.25%, 3/1/25, Callable 1/1/25 @ 100	5,000	5,127
Assurant, Inc. 4.90%, 3/27/28, Callable 12/27/27 @ 100 (j)	5,000	5,513
3.70%, 2/22/30, Callable 11/22/29 @ 100	3,846	3,958
Athene Global Funding, 2.80%, 5/26/23 (a)	9,000	9,345
Atlantic Union Bankshares Corp., 5.00% (LIBOR03M+318bps), 12/15/26, Callable 12/15/21 @ 100 (b)	10,000	9,950
AXA Equitable Holdings, Inc., 4.35%, 4/20/28, Callable 1/20/28 @ 100	15,000	17,304
Banc of California, Inc., 5.25%, 4/15/25, Callable 1/15/25 @ 100	15,000	15,562
BancorpSouth Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (b)	8,572	8,545

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Bank of America Corp. 4.20%, 8/26/24, MTN (e)	$10,000	$11,195
3.95%, 4/21/25, MTN	5,000	5,604
3.71% (LIBOR03M+151bps), 4/24/28, Callable 4/24/27 @ 100 (b)	8,000	9,130
3.42% (LIBOR03M+104bps), 12/20/28, Callable 12/20/27 @ 100 (b)	4,383	4,953
BankUnited, Inc., 4.88%, 11/17/25, Callable 8/17/25 @ 100	10,000	11,237
BBVA USA, 3.88%, 4/10/25, Callable 3/10/25 @ 100	20,000	21,484
BMW US Capital LLC, 4.15%, 4/9/30, Callable 1/9/30 @ 100 (a)	10,000	11,915
BOKF Merger Corp., 5.62% (LIBOR03M+317bps), 6/25/30, Callable 6/25/25 @ 100 (b)	8,000	8,433
BP Capital Markets America, Inc., 3.59%, 4/14/27, Callable 1/14/27 @ 100	10,000	11,310
Cadence Bancorp, 4.75% (LIBOR03M+303bps), 6/30/29, Callable 6/30/24 @ 100 (b)	7,833	6,631
Capital One Financial Corp. 3.75%, 4/24/24, Callable 3/24/24 @ 100	10,000	10,939
3.75%, 3/9/27, Callable 2/9/27 @ 100	15,000	16,854
CIT Group, Inc. 5.25%, 3/7/25, Callable 12/7/24 @ 100	5,000	5,351
4.13% (H15T5Y+237bps), 11/13/29, Callable 11/13/24 @ 100 (b)	15,000	13,167
Citigroup, Inc. 4.40%, 6/10/25	20,000	22,745
3.67% (LIBOR03M+139bps), 7/24/28, Callable 7/24/27 @ 100 (b)	10,000	11,381
Citizens Financial Group, Inc. 4.15%, 9/28/22 (a)	15,000	15,787
3.75%, 7/1/24	5,500	5,942
Credit Acceptance Corp., 6.63%, 3/15/26, Callable 3/15/22 @ 103.31	4,875	5,123
Cullen/Frost Bankers, Inc., 4.50%, 3/17/27, Callable 2/17/27 @ 100 (j)	3,500	3,820
Cullen/Frost Capital Trust II, 1.90% (LIBOR03M+155bps), 3/1/34, Callable 9/10/20 @ 100 (b)	10,000	7,892
DAE Funding LLC, 5.00%, 8/1/24, Callable 9/10/20 @ 103.75 (a)	3,000	2,775
Dime Community Bancshares, Inc., 4.50% (LIBOR03M+266bps), 6/15/27, Callable 6/15/22 @ 100 (b) (j)	3,750	3,740
Discover Bank, 4.68% (USSW5+173bps), 8/9/28, Callable 8/9/23 @ 100 (b)	10,000	10,269
Eagle Bancorp, Inc., 5.00% (LIBOR03M+385bps), 8/1/26, Callable 8/1/21 @ 100 (b)	10,000	10,028
Fifth Third Bancorp, 2.55%, 5/5/27, Callable 4/5/27 @ 100	3,000	3,259
Fifth Third Bank, 3.85%, 3/15/26, Callable 2/15/26 @ 100	10,000	11,447
First Citizens Bancshare, Inc., 3.37% (SOFR+247bps), 3/15/30, Callable 3/15/25 @ 100 (b)	12,097	11,818
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	8,000	8,894
First Maryland Capital I, 1.28% (LIBOR03M+100bps), 1/15/27, Callable 9/10/20 @ 100 (b)	3,500	3,076
FirstMerit Bank NA, 4.27%, 11/25/26	5,000	5,693
Flagstar Bancorp, Inc., 6.13%, 7/15/21, Callable 6/15/21 @ 100	10,000	9,945
Ford Motor Credit Co. LLC 4.06%, 11/1/24, Callable 10/1/24 @ 100	10,000	10,222
4.54%, 8/1/26, Callable 6/1/26 @ 100	10,000	10,282
Fulton Financial Corp. 3.60%, 3/16/22	3,250	3,315
4.50%, 11/15/24 (j)	5,000	5,392
3.25%(SOFR+230bps), 3/15/30, Callable 3/15/25 @ 100 (b)	10,000	9,994

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
GlaxoSmithKline Capital, Inc., 4.20%, 3/18/43	$10,000	$13,626
Glencore Funding LLC 4.13%, 5/30/23 (a)	5,000	5,368
4.00%, 3/27/27, Callable 12/27/26 @ 100 (a)	10,000	11,014
4.88%, 3/12/29, Callable 12/12/28 @ 100 (a)	3,700	4,375
Global Atlantic Financial Co. 8.63%, 4/15/21 (a)	10,000	10,399
4.40%, 10/15/29, Callable 7/15/29 @ 100 (a)	17,143	17,816
Home Bancshares, Inc., 5.62% (LIBOR03M+358bps), 4/15/27, Callable 4/15/22 @ 100 (b)	5,000	5,109
Huntington Bancshares, Inc., 4.35%, 2/4/23	10,000	10,768
Hyundai Capital America 3.25%, 9/20/22 (a)	10,000	10,357
3.50%, 11/2/26, Callable 9/2/26 @ 100 (a)	10,000	10,620
ILFC E-Capital Trust I, 3.02%, 12/21/65, Callable 9/10/20 @ 100 (a)	10,000	4,984
Intercontinental Exchange, Inc., 3.10%, 9/15/27, Callable 6/15/27 @ 100	15,000	17,160
JPMorgan Chase & Co. 2.95%, 10/1/26, Callable 7/1/26 @ 100	20,000	22,191
1.19% (LIBOR03M+50bps), 2/1/27, Callable 9/10/20 @ 100 (b)	4,000	3,655
4.25%, 10/1/27	5,000	5,880
KeyBank NA, 3.40%, 5/20/26, MTN	20,000	22,297
KeyCorp, 2.25%, 4/6/27, MTN	6,500	6,937
LegacyTexas Financial Group, Inc., 5.50% (LIBOR03M+389bps), 12/1/25, Callable 12/1/20 @ 100 (b)	5,000	4,890
Level 3 Financing, Inc., 3.88%, 11/15/29, Callable 8/15/29 @ 100 (a)	20,000	21,686
Lincoln National Corp. 4.20%, 3/15/22	10,000	10,592
2.74% (LIBOR03M+236bps), 5/17/66, Callable 8/26/20 @ 100 (b)	15,000	10,703
Loews Corp. 3.75%, 4/1/26, Callable 1/1/26 @ 100	5,000	5,714
3.20%, 5/15/30, Callable 2/15/30 @ 100	8,000	9,007
Main Street Capital Corp. 4.50%, 12/1/22	4,500	4,629
5.20%, 5/1/24	3,000	3,092
Manufacturers & Traders Trust Co., 3.40%, 8/17/27	5,000	5,614
MB Financial Bank NA, 4.00% (LIBOR03M+187bps), 12/1/27, Callable 12/1/22 @ 100 (b)	10,417	10,493
Mercury General Corp., 4.40%, 3/15/27, Callable 12/15/26 @ 100	15,000	16,145
MetLife, Inc., 4.13%, 8/13/42	10,000	13,010
MUFG Americas Holdings Corp., 3.00%, 2/10/25, Callable 1/10/25 @ 100	18,026	19,580
National Rural Utilities Cooperative Finance Corp., 4.75% (LIBOR03M+291bps), 4/30/43, Callable 4/30/23 @ 100 (b)	9,500	9,500
Nationwide Mutual Insurance Co., 2.60% (LIBOR03M+229bps), 12/15/24, Callable 9/10/20 @ 100 (a) (b)	24,505	24,289
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (b)	10,000	9,804
Nuveen Finance LLC, 4.13%, 11/1/24 (a)	5,000	5,678
Old Republic International Corp., 3.88%, 8/26/26, Callable 7/26/26 @ 100	20,000	21,939
Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100 (a)	15,000	17,344
Pinnacle Financial Partners, Inc., 4.13% (LIBOR03M+278bps), 9/15/29, Callable 9/15/24 @ 100 (b)	5,000	4,914

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
PNC Bank NA, 2.70%, 10/22/29	$10,000	$10,998
PPL Capital Funding, Inc. 4.13%, 4/15/30, Callable 1/15/30 @ 100	5,000	5,868
2.97% (LIBOR03M+267bps), 3/30/67, Callable 9/10/20 @ 100 (b)	21,130	15,901
Primerica, Inc., 4.75%, 7/15/22	7,145	7,584
ProAssurance Corp., 5.30%, 11/15/23	9,864	10,331
Prudential Financial, Inc. 5.62% (LIBOR03M+392bps), 6/15/43, Callable 6/15/23 @ 100 (b)	10,000	10,829
4.35%, 2/25/50, Callable 8/25/49 @ 100	5,000	6,524
Regions Bank, 6.45%, 6/26/37	10,409	14,783
S&P Global, Inc., 4.00%, 6/15/25, Callable 3/15/25 @ 100	10,000	11,486
Santander Holdings USA, Inc., 4.40%, 7/13/27, Callable 4/14/27 @ 100	5,818	6,474
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (b)	10,000	10,094
StanCorp Financial Group, Inc., 5.00%, 8/15/22	17,050	18,075
Starwood Property Trust, Inc., 3.63%, 2/1/21, Callable 11/1/20 @ 100	5,450	5,415
Sterling Bancorp, 4.00% (SOFR+253bps), 12/30/29, Callable 12/30/24 @ 100 (b)	8,750	8,433
Sterling National Bank, 5.25% (LIBOR03M+394bps), 4/1/26, Callable 4/1/21 @ 100 (b)	5,000	5,069
Susquehanna Bancshares, Inc., 5.38%, 8/15/22	6,021	6,471
Synchrony Financial 3.95%, 12/1/27, Callable 9/1/27 @ 100	13,500	14,205
5.15%, 3/19/29, Callable 12/19/28 @ 100	9,250	10,547
Synovus Financial Corp., 5.90% (USSW5+338bps), 2/7/29, Callable 2/7/24 @ 100 (b)	10,000	10,060
TCF National Bank 6.25%, 6/8/22	10,000	10,546
4.12% (LIBOR03M+238bps), 7/2/29, Callable 7/2/24 @ 100 (b)	4,000	3,873
Texas Capital Bank NA, 5.25%, 1/31/26	12,335	12,906
The Allstate Corp., 5.75% (LIBOR03M+294bps), 8/15/53, Callable 8/15/23 @ 100 (b)	5,000	5,283
The Hanover Insurance Group, Inc., 4.50%, 4/15/26, Callable 1/15/26 @ 100	13,086	14,398
The Hartford Financial Services Group, Inc., 2.52% (LIBOR03M+213bps), 2/12/67, Callable 9/10/20 @ 100 (a) (b)	14,000	11,459
The PNC Financial Services Group, Inc. 2.85%, 11/9/22 (m)	10,000	10,543
2.55%, 1/22/30, Callable 10/24/29 @ 100	15,000	16,594
The Progressive Corp., 3.20%, 3/26/30, Callable 12/26/29 @ 100 (j)	4,000	4,694
TIAA FSB Holdings, Inc., 5.75%, 7/2/25, Callable 6/2/25 @ 100	10,000	10,352
Torchmark Corp., 4.55%, 9/15/28, Callable 6/15/28 @ 100	7,670	9,101
Towne Bank, 4.50% (LIBOR03M+255bps), 7/30/27, Callable 7/30/22 @ 100 (b)	11,062	11,178
Toyota Motor Credit Corp., 3.38%, 4/1/30, MTN	4,821	5,722
Truist Bank, 2.25%, 3/11/30, Callable 12/11/29 @ 100	2,450	2,582
U.S. Bancorp, 3.10%, 4/27/26, MTN, Callable 3/27/26 @ 100	5,000	5,597
United Financial Bancorp, Inc., 5.75%, 10/1/24	2,500	2,694
USB Realty Corp., 1.42% (LIBOR03M+115bps), Callable 1/15/22 @ 100 (a) (b) (h)	16,800	13,272
WEA Finance LLC/Westfield UK & Europe Finance PLC, 3.75%, 9/17/24, Callable 6/17/24 @ 100 (a)	20,000	20,718
Wells Fargo & Co., 3.00%, 10/23/26	20,000	21,930
Zions Bancorp NA, 3.25%, 10/29/29, Callable 7/29/29 @ 100	25,000	25,045
		1,288,079

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Health Care (3.2%):
AbbVie, Inc. 3.20%, 11/6/22, Callable 9/6/22 @ 100	$5,000	$5,269
3.80%, 3/15/25, Callable 12/15/24 @ 100 (a)	15,000	16,820
3.60%, 5/14/25, Callable 2/14/25 @ 100	5,000	5,593
3.20%, 11/21/29, Callable 8/21/29 @ 100 (a) (e)	10,000	11,257
Anthem, Inc., 2.88%, 9/15/29, Callable 6/15/29 @ 100	9,677	10,700
Baylor Scott & White Holdings 3.10%, 11/15/25, Callable 8/15/25 @ 100	7,000	7,322
2.65%, 11/15/26, Callable 8/15/26 @ 100	20,000	20,664
Bon Secours Charity Health System, Inc., 5.25%, 11/1/25	3,000	3,383
Boston Medical Center Corp., 4.52%, 7/1/26	4,250	4,913
Cigna Corp., 3.40%, 3/1/27, Callable 12/1/26 @ 100	15,000	16,921
Community Health Network, Inc., 4.24%, 5/1/25	10,000	11,071
CVS Health Corp. 4.30%, 3/25/28, Callable 12/25/27 @ 100	11,700	13,873
3.25%, 8/15/29, Callable 5/15/29 @ 100 (e)	8,966	10,094
CVS Pass-Through Trust 6.04%, 12/10/28	5,372	6,078
5.93%, 1/10/34 (a)	3,777	4,352
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	12,000	13,161
Eastern Maine Healthcare Systems, 5.02%, 7/1/36	17,000	18,488
HCA, Inc. 5.00%, 3/15/24	5,000	5,631
5.25%, 4/15/25	15,000	17,465
4.50%, 2/15/27, Callable 8/15/26 @ 100	2,500	2,872
Mercy Health 3.38%, 11/1/25	15,000	16,028
4.30%, 7/1/28	3,720	4,269
Mylan, Inc., 4.55%, 4/15/28, Callable 1/15/28 @ 100	5,555	6,578
Northwell Healthcare, Inc., 3.39%, 11/1/27, Callable 8/1/27 @ 100	3,900	4,067
NYU Langone Hospitals, 4.17%, 7/1/37	6,500	7,342
Premier Health Partners, 2.91%, 11/15/26, Callable 5/15/26 @ 100	10,000	9,816
SSM Health Care Corp., 3.82%, 6/1/27, Callable 3/1/27 @ 100	8,500	9,383
Upjohn, Inc., 2.30%, 6/22/27, Callable 4/22/27 @ 100 (a)	4,000	4,213
		267,623
Industrials (5.9%):
Air Lease Corp., 3.63%, 4/1/27, Callable 1/1/27 @ 100	10,000	9,871
American Airlines Pass Through Trust 3.70%, 4/1/28	7,016	5,808
4.00%, 3/22/29	8,106	6,715
4.00%, 8/15/30	4,263	3,580
3.60%, 4/15/31	8,918	7,131
Arconic, Inc., 5.13%, 10/1/24, Callable 7/1/24 @ 100	17,750	19,067
Ashtead Capital, Inc., 4.25%, 11/1/29, Callable 11/1/24 @ 102.13 (a)	1,786	1,870
British Airways Pass Through Trust 4.63%, 12/20/25 (a)	13,693	13,008
3.35%, 12/15/30 (a)	6,971	5,785
3.80%, 3/20/33 (a)	3,711	3,532

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Burlington Northern Santa Fe LLC 3.75%, 4/1/24, Callable 1/1/24 @ 100	$8,000	$8,855
3.65%, 9/1/25, Callable 6/1/25 @ 100	10,000	11,400
3.90%, 8/1/46, Callable 2/1/46 @ 100	7,000	9,179
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100	14,127	14,927
Carrier Global Corp., 3.38%, 4/5/40, Callable 10/5/39 @ 100 (a)	7,500	8,092
Caterpillar, Inc., 2.60%, 4/9/30, Callable 1/9/30 @ 100	8,000	8,945
Continental Airlines Pass Through Trust 5.50%, 4/29/22	1,230	1,208
4.15%, 10/11/25	6,555	6,114
4.00%, 4/29/26	3,373	3,131
Delta Air Lines Pass Through Trust, 3.88%, 1/30/29	7,047	6,114
Eaton Corp. 2.75%, 11/2/22	5,000	5,261
3.10%, 9/15/27, Callable 6/15/27 @ 100	10,000	11,252
FedEx Corp. 4.25%, 5/15/30, Callable 2/15/30 @ 100	8,000	9,572
3.90%, 2/1/35	10,000	11,537
Ferguson Finance PLC, 3.25%, 6/2/30, Callable 3/2/30 @ 100 (a)	7,200	7,551
General Electric Co., 5.00% (LIBOR03M+333bps), Callable 1/21/21 @ 100 (b) (h)	11,842	9,377
Hawaiian Airlines Pass Through Certificates 4.95%, 7/15/23	12,408	10,925
3.90%, 7/15/27	11,468	9,621
Hillenbrand, Inc., 4.50%, 9/15/26, Callable 7/15/26 @ 100	15,000	16,122
Howmet Aerospace, Inc., 6.88%, 5/1/25, Callable 4/1/25 @ 100 (e)	1,613	1,829
Hubbell, Inc., 3.50%, 2/15/28, Callable 11/15/27 @ 100	5,000	5,369
Ingersoll-Rand Co., 9.00%, 8/15/21	1,500	1,588
JetBlue Pass Through Trust, 2.95%, 11/15/29	9,637	8,480
Kennametal, Inc., 4.63%, 6/15/28, Callable 3/15/28 @ 100	8,295	9,086
Molex Electronic Technologies LLC, 3.90%, 4/15/25, Callable 1/15/25 @ 100 (a)	10,000	10,375
Otis Worldwide Corp., 3.11%, 2/15/40, Callable 8/15/39 @ 100 (a)	12,000	13,314
Penske Truck Leasing Co. LP / PTL Finance Corp. 3.95%, 3/10/25, Callable 1/10/25 @ 100 (a)	5,000	5,514
4.00%, 7/15/25, Callable 6/15/25 @ 100 (a)	8,000	8,945
Raytheon Technologies Corp., 4.20%, 12/15/44, Callable 6/15/44 @ 100 (a)	10,000	12,188
Ryder System, Inc., 3.35%, 9/1/25, MTN, Callable 8/1/25 @ 100	8,000	8,702
Snap-on, Inc., 3.25%, 3/1/27, Callable 12/1/26 @ 100	10,000	11,137
Southwest Airlines Co., 5.13%, 6/15/27, Callable 4/15/27 @ 100	9,600	10,099
Spirit Airlines Pass Through Trust 4.45%, 10/1/25	2,528	1,866
4.10%, 10/1/29	10,984	9,336
3.38%, 8/15/31	8,959	8,360
The Boeing Co., 5.71%, 5/1/40, Callable 11/1/39 @ 100	21,000	24,088
The Conservation Fund A Nonprofit Corp., 3.47%, 12/15/29, Callable 9/15/29 @ 100	2,900	3,169
Totem Ocean Trailer Express, Inc,Title XI. (NBGA — United States Government), 6.37%, 4/15/28	7,024	8,265
TTX Co. 4.15%, 1/15/24 (a)	5,000	5,419
3.60%, 1/15/25 (a)	10,000	11,083

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Airways Pass Through Trust 6.25%, 10/22/24	$2,095	$1,755
3.95%, 5/15/27	6,168	5,011
Union Pacific Corp. 3.38%, 2/1/35, Callable 8/1/34 @ 100	10,000	11,778
4.25%, 4/15/43, Callable 10/15/42 @ 100	10,000	12,768
United Airlines Pass Through Trust 3.70%, 6/1/24	7,000	6,355
4.30%, 2/15/27	3,639	3,369
3.75%, 3/3/28	14,916	13,466
Wabtec Corp., 3.45%, 11/15/26, Callable 8/15/26 @ 100	14,050	14,841
Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25, Callable 5/15/25 @ 100	3,295	3,438
		496,543
Information Technology (1.9%):
Analog Devices, Inc. 2.95%, 4/1/25, Callable 3/1/25 @ 100	4,000	4,383
4.50%, 12/5/36, Callable 6/5/36 @ 100	5,000	6,002
Applied Materials, Inc., 3.30%, 4/1/27, Callable 1/1/27 @ 100	10,000	11,581
Broadcom, Inc. 3.63%, 10/15/24, Callable 9/15/24 @ 100 (a)	5,000	5,476
5.00%, 4/15/30, Callable 1/15/30 @ 100 (a)	5,000	5,939
Hewlett Packard Enterprise Co., 4.65%, 10/1/24, Callable 9/1/24 @ 100	12,500	14,053
HP, Inc., 3.40%, 6/17/30, Callable 3/17/30 @ 100	12,000	12,914
Keysight Technologies, Inc. 4.60%, 4/6/27, Callable 1/6/27 @ 100	2,604	3,077
3.00%, 10/30/29, Callable 7/30/29 @ 100	5,263	5,877
Micron Technology, Inc., 4.66%, 2/15/30, Callable 11/15/29 @ 100	10,000	12,032
Microsoft Corp. 3.30%, 2/6/27, Callable 11/6/26 @ 100	10,000	11,579
4.20%, 11/3/35, Callable 5/3/35 @ 100	10,000	13,467
3.45%, 8/8/36, Callable 2/8/36 @ 100	10,000	12,522
Motorola Solutions, Inc., 4.60%, 2/23/28, Callable 11/23/27 @ 100	10,000	11,608
Qualcomm, Inc. 3.25%, 5/20/27, Callable 2/20/27 @ 100	5,000	5,735
4.65%, 5/20/35, Callable 11/20/34 @ 100	5,000	6,911
Total System Services, Inc., 4.80%, 4/1/26, Callable 1/1/26 @ 100	5,000	5,947
Trimble, Inc., 4.15%, 6/15/23, Callable 5/15/23 @ 100	3,000	3,226
VeriSign, Inc., 5.25%, 4/1/25, Callable 1/1/25 @ 100	4,250	4,844
		157,173
Materials (1.7%):
Allegheny Ludlum LLC, 6.95%, 12/15/25 (j)	5,000	4,828
Avery Dennison Corp., 2.65%, 4/30/30, Callable 2/1/30 @ 100	6,000	6,372
Colonial Enterprises, Inc., 3.25%, 5/15/30, Callable 2/15/30 @ 100 (a)	4,000	4,421
Crown Americas LLC/Crown Americas Capital Corp., 4.25%, 9/30/26, Callable 3/31/26 @ 100	5,000	5,313
Eagle Materials, Inc., 4.50%, 8/1/26, Callable 8/1/21 @ 102.25	3,000	3,124
Freeport-McMoRan, Inc., 5.45%, 3/15/43, Callable 9/15/42 @ 100	10,000	11,116
LYB International Finance III LLC, 3.38%, 5/1/30, Callable 2/1/30 @ 100	9,500	10,505

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Monsanto Co. 3.38%, 7/15/24, Callable 4/15/24 @ 100	$5,000	$5,246
3.95%, 4/15/45, Callable 10/15/44 @ 100	5,000	4,452
Reynolds Group Issuer, Inc. 5.13%, 7/15/23, Callable 9/10/20 @ 101.28 (a)	2,500	2,541
7.00%, 7/15/24, Callable 9/10/20 @ 101.75 (a)	5,000	5,131
Sasol Financing USA LLC, 5.88%, 3/27/24, Callable 2/27/24 @ 100	8,000	7,502
Sonoco Products Co., 3.13%, 5/1/30, Callable 2/1/30 @ 100	12,000	13,182
The Dow Chemical Co., 4.25%, 10/1/34, Callable 4/1/34 @ 100	10,000	11,805
The Mosaic Co., 4.05%, 11/15/27, Callable 8/15/27 @ 100 (j)	5,000	5,407
Vulcan Materials Co., 3.50%, 6/1/30, Callable 3/1/30 @ 100	12,000	13,492
Westlake Chemical Corp., 3.60%, 8/15/26, Callable 5/15/26 @ 100	10,000	10,897
Worthington Industries, Inc., 4.30%, 8/1/32, Callable 5/1/32 @ 100	8,890	10,300
WRKCo, Inc., 3.00%, 6/15/33, Callable 3/15/33 @ 100	6,000	6,514
		142,148
Real Estate (2.1%):
Alexandria Real Estate Equities, Inc., 4.50%, 7/30/29, Callable 4/30/29 @ 100	5,000	6,161
AvalonBay Communities, Inc. 3.45%, 6/1/25, Callable 3/3/25 @ 100	5,000	5,628
3.20%, 1/15/28, Callable 10/15/27 @ 100, MTN	2,679	3,020
2.45%, 1/15/31, Callable 10/15/30 @ 100, MTN	2,000	2,173
Boston Properties LP 3.85%, 2/1/23, Callable 11/1/22 @ 100	10,000	10,715
3.25%, 1/30/31, Callable 10/30/30 @ 100	3,938	4,385
Columbia Property Trust Operating Partnership, 3.65%, 8/15/26, Callable 5/15/26 @ 100	7,500	7,831
EPR Properties, 3.75%, 8/15/29, Callable 5/15/29 @ 100	10,000	8,895
ERP Operating LP, 2.85%, 11/1/26, Callable 8/1/26 @ 100	9,000	9,978
Essex Portfolio LP, 2.65%, 3/15/32, Callable 12/15/31 @ 100	5,000	5,406
Federal Realty Investment Trust 3.00%, 8/1/22, Callable 5/1/22 @ 100	7,000	7,144
2.75%, 6/1/23, Callable 3/1/23 @ 100	10,000	10,219
3.25%, 7/15/27, Callable 4/15/27 @ 100	1,852	1,974
Hospitality Properties Trust, 4.95%, 2/15/27, Callable 8/15/26 @ 100	5,000	4,532
Hudson Pacific Properties LP 3.95%, 11/1/27, Callable 8/1/27 @ 100	5,000	5,341
4.65%, 4/1/29, Callable 1/1/29 @ 100	1,979	2,233
MPT Operating Partnership LP/MPT Finance Corp. 5.25%, 8/1/26, Callable 8/1/21 @ 102.63	4,901	5,168
4.63%, 8/1/29, Callable 8/1/24 @ 102.31	1,000	1,057
Physicians Realty LP, 4.30%, 3/15/27, Callable 12/15/26 @ 100	7,500	7,985
Realty Income Corp., 3.00%, 1/15/27, Callable 10/15/26 @ 100	6,000	6,562
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	4,000	4,262
SBA Tower Trust, 3.45%, 3/15/48 (a)	30,000	31,500
Spirit Realty LP, 4.45%, 9/15/26, Callable 6/15/26 @ 100	7,500	8,016
Washington Real Estate Investment Trust, 3.95%, 10/15/22, Callable 7/15/22 @ 100	14,000	14,301
		174,486

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Utilities (5.3%):
AES Corp., 5.50%, 4/15/25, Callable 9/10/20 @ 102.75	$10,000	$10,316
Ameren Corp., 3.50%, 1/15/31, Callable 10/15/30 @ 100	4,250	4,920
American Water Capital Corp., 2.95%, 9/1/27, Callable 6/1/27 @ 100	5,000	5,619
Atlantic City Electric Co., 3.38%, 9/1/24, Callable 6/1/24 @ 100	5,000	5,291
Atmos Energy Corp., 4.13%, 10/15/44, Callable 4/15/44 @ 100	10,000	13,042
Berkshire Hathaway Energy Co., 4.50%, 2/1/45, Callable 8/1/44 @ 100	15,000	20,562
Black Hills Corp., 3.88%, 10/15/49, Callable 4/15/49 @ 100	20,000	23,944
Cleco Corporate Holdings LLC 3.74%, 5/1/26, Callable 2/1/26 @ 100	15,000	16,008
3.38%, 9/15/29, Callable 6/15/29 @ 100	7,333	7,512
Delmarva Power & Light Co., 4.15%, 5/15/45, Callable 11/15/44 @ 100	5,000	6,427
Dominion Energy South Carolina, Inc., 4.10%, 6/15/46, Callable 12/15/45 @ 100	5,000	6,359
DTE Electric Co., 2.25%, 3/1/30, Callable 12/1/29 @ 100	10,000	10,842
Duke Energy Carolinas LLC, 3.88%, 3/15/46, Callable 9/15/45 @ 100	7,000	9,082
Duke Energy Indiana LLC, 3.75%, 5/15/46, Callable 11/15/45 @ 100	10,000	12,603
Duke Energy Progress LLC, 4.15%, 12/1/44, Callable 6/1/44 @ 100	10,000	13,212
Duquesne Light Holdings, Inc., 5.90%, 12/1/21 (a)	3,500	3,696
Entergy Arkansas LLC, 3.05%, 6/1/23, Callable 3/1/23 @ 100	4,000	4,241
Entergy Louisiana LLC, 4.95%, 1/15/45, Callable 1/15/25 @ 100	7,000	7,769
Entergy Mississippi LLC, 3.25%, 12/1/27, Callable 9/1/27 @ 100	5,000	5,565
Entergy Texas, Inc. 2.55%, 6/1/21, Callable 5/1/21 @ 100	10,000	10,159
3.45%, 12/1/27, Callable 9/1/27 @ 100	15,000	16,619
3.55%, 9/30/49, Callable 3/30/49 @ 100	5,000	6,078
Florida Power & Light Co., 3.15%, 10/1/49, Callable 4/1/49 @ 100	5,000	6,131
Georgia Power Co., 3.25%, 4/1/26, Callable 1/1/26 @ 100	5,000	5,567
Gulf Power Co., 3.30%, 5/30/27, Callable 2/28/27 @ 100	10,000	11,319
IPALCO Enterprises, Inc., 4.25%, 5/1/30, Callable 2/1/30 @ 100 (a)	4,200	4,680
ITC Holdings Corp., 3.35%, 11/15/27, Callable 8/15/27 @ 100	7,500	8,428
MidAmerican Energy Co., 3.15%, 4/15/50, Callable 10/15/49 @ 100	7,000	8,479
Mississippi Power Co., 4.25%, 3/15/42	3,168	3,872
Monongahela Power Co. 4.10%, 4/15/24, Callable 1/15/24 @ 100 (a)	10,000	10,989
5.40%, 12/15/43, Callable 6/15/43 @ 100 (a)	5,000	7,255
National Fuel Gas Co. 4.90%, 12/1/21, Callable 9/1/21 @ 100	5,000	5,169
5.20%, 7/15/25, Callable 4/15/25 @ 100	5,000	5,405
3.95%, 9/15/27, Callable 6/15/27 @ 100	10,000	10,016
Northern States Power Co., 3.60%, 5/15/46, Callable 11/15/45 @ 100	20,000	25,175
Oncor Electric Delivery Co. LLC, 3.75%, 4/1/45, Callable 10/1/44 @ 100	5,000	6,366
PECO Energy Co., 3.00%, 9/15/49, Callable 3/15/49 @ 100	7,000	8,160
Pedernales Electric Cooperative, Inc., 5.95%, 11/15/22 (a)	2,733	2,911
Potomac Electric Power Co., 4.15%, 3/15/43, Callable 9/15/42 @ 100	5,000	6,410
Public Service Co. of Colorado, 2.70%, 1/15/51, Callable 7/15/50 @ 100	7,000	7,771
Public Service Electric & Gas Co., 3.80%, 3/1/46, MTN, Callable 9/1/45 @ 100	10,000	12,941
Southern Co. Gas Capital Corp., 3.25%, 6/15/26, Callable 3/15/26 @ 100	7,000	7,602
Southwestern Public Service Co., 3.15%, 5/1/50, Callable 11/1/49 @ 100	10,000	11,683
Spire, Inc., 3.54%, 2/27/24, Callable 12/27/23 @ 100	11,880	12,529
The Narragansett Electric Co., 3.40%, 4/9/30, Callable 1/9/30 @ 100 (a)	8,000	9,330

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Tri-State Generation & Transmission Association, Inc. 4.70%, 11/1/44, Callable 5/1/44 @ 100	$5,000	$6,347
4.25%, 6/1/46, Callable 12/1/45 @ 100	10,000	11,989
WEC Energy Group, Inc., 3.80% (LIBOR03M+211bps), 5/15/67, Callable 9/10/20 @ 100 (b)	15,000	11,531
		447,921
Total Corporate Bonds (Cost $3,726,646)		4,017,782
Yankee Dollar (13.4%)
Communication Services (0.7%):
British Telecommunications PLC, 3.25%, 11/8/29, Callable 8/8/29 @ 100 (a)	14,000	15,538
Deutsche Telekom International Finance BV, 3.60%, 1/19/27, Callable 10/19/26 @ 100 (a)	15,000	16,946
Pearson Funding Four PLC, 3.75%, 5/8/22 (a)	5,000	5,111
Vodafone Group PLC 5.00%, 5/30/38	6,667	8,677
4.25%, 9/17/50	10,000	12,335
		58,607
Consumer Discretionary (0.0% (g)):
International Game Technology PLC, 6.50%, 2/15/25, Callable 8/15/24 @ 100 (a)	3,000	3,225
Consumer Staples (0.9%):
Alimentation Couche-Tard, Inc., 2.95%, 1/25/30, Callable 10/25/29 @ 100 (a)	7,333	7,841
Bacardi Ltd., 4.70%, 5/15/28, Callable 2/15/28 @ 100 (a) (e)	10,000	11,741
Becle SAB de CV, 3.75%, 5/13/25 (a)	7,500	7,995
Hutchison Whampoa International Ltd. 4.63%, 1/13/22 (a)	5,000	5,244
3.63%, 10/31/24 (a)	10,000	10,930
Imperial Brands Finance PLC 4.25%, 7/21/25, Callable 4/21/25 @ 100 (a)	20,000	22,300
3.88%, 7/26/29, Callable 4/26/29 @ 100 (a) (j)	10,000	10,942
		76,993
Energy (0.3%):
Aker BP ASA, 5.88%, 3/31/25, Callable 3/31/21 @ 102.94 (a)	4,500	4,726
APT Pipelines Ltd., 4.25%, 7/15/27, Callable 4/15/27 @ 100 (a)	6,000	6,803
Petroleos Maxicanos, 5.95%, 1/28/31, Callable 10/28/30 @ 100 (a)	6,667	5,735
Petroleos Mexicanos, 6.84%, 1/23/30, Callable 10/23/29 @ 100 (a)	6,000	5,572
Transocean, Inc., 8.38%, 12/15/21 (j)	2,250	1,546
		24,382
Financials (7.4%):
ABN AMRO Bank NV 4.75%, 7/28/25 (a)	15,000	16,893
4.80%, 4/18/26 (a) (j)	10,000	11,380
Banco Santander Mexico SA Institucion de Banca Multiple Groupo Financiero Santand, 5.95%(H15T5Y+300bps), 10/1/28, Callable 10/1/23 @ 100 (a) (b)	1,000	1,033
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (a)	1,786	1,984

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Bank of Montreal, 3.80% (USSW5+143bps), 12/15/32, Callable 12/15/27 @ 100 (b)	$7,500	$8,325
Banque Federative du Credit Mutuel SA, 2.70%, 7/20/22 (a)	5,000	5,204
BAT International Finance PLC, 3.95%, 6/15/25 (a)	20,000	22,334
BNP Paribas SA 4.71% (LIBOR03M+224bps), 1/10/25, Callable 1/10/24 @ 100 (a) (b)	10,000	11,170
4.38%, 9/28/25 (a)	5,000	5,590
4.38%, 5/12/26 (a)	10,000	11,281
4.63%, 3/13/27 (a)	4,000	4,605
BP Capital Markets PLC 3.28%, 9/19/27, Callable 6/19/27 @ 100	5,000	5,619
3.72%, 11/28/28, Callable 8/28/28 @ 100	5,000	5,867
BPCE SA 3.00%, 5/22/22 (a)	5,000	5,191
4.00%, 9/12/23 (a)	5,000	5,428
3.50%, 10/23/27 (a)	5,000	5,573
3.25%, 1/11/28 (a) (j)	10,000	11,115
Brookfield Finance, Inc., 4.85%, 3/29/29, Callable 12/29/28 @ 100	10,000	12,061
Canadian Imperial Bank of Commerce, 7.26%, 4/10/32 (a)	2,917	3,387
Commonwealth Bank of Australia, 3.25%, 7/20/23 (a)	10,000	10,810
Co-operatieve Rabobank UA 3.88%, 2/8/22	10,000	10,521
3.95%, 11/9/22	10,000	10,644
4.00% (USSW5+189bps), 4/10/29, Callable 4/10/24 @ 100, MTN (b)	5,000	5,328
Credit Agricole SA 3.25%, 10/4/24 (a)	14,286	15,537
4.13%, 1/10/27 (a)	15,000	17,257
Credit Suisse Group AG 3.57%, 1/9/23, Callable 1/9/22 @ 100 (a)	11,400	11,822
3.87% (LIBOR03M+141bps), 1/12/29, Callable 1/12/28 @ 100 (a) (b) (e)	4,445	5,002
Credit Suisse Group Funding Guernsey Ltd., 4.55%, 4/17/26	10,000	11,667
Deutsche Bank AG, 4.87% (USISDA05+255bps), 12/1/32, Callable 12/1/27 @ 100 (b)	10,000	9,648
Enel Finance International NV 4.63%, 9/14/25 (a)	5,000	5,778
3.63%, 5/25/27 (a)	5,000	5,565
HSBC Bank PLC, 0.75% (LIBOR06M+25bps), Callable 12/31/20 @ 100 (b) (h)	15,000	11,726
HSBC Holdings PLC 3.90%, 5/25/26	10,000	11,243
4.38%, 11/23/26	5,000	5,639
ING Groep NV, 3.95%, 3/29/27	14,100	16,425
Lloyds Banking Group PLC 3.75%, 1/11/27	25,000	28,355
3.57% (LIBOR03M+121bps), 11/7/28, Callable 11/7/27 @ 100 (b)	5,000	5,613
Mizuho Financial Group, Inc., 3.17%, 9/11/27	20,000	22,019
National Australia Bank Ltd., 3.00%, 1/20/23	5,000	5,310
Nationwide Building Society 4.00%, 9/14/26 (a)	20,000	21,984
4.12% (USISDA05+185bps), 10/18/32, Callable 10/18/27 @ 100 (a) (b)	12,000	13,218
Nordea Bank Abp, 4.88%, 5/13/21 (a)	11,000	11,352
QBE Capital Funding III Ltd., 7.25% (USSW10+405bps), 5/24/41, Callable 5/24/21 @ 100 (a) (b)	20,000	20,711
See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Royal Bank of Canada, 4.65%, 1/27/26	$20,000	$23,769
Royal Bank of Scotland Group PLC 3.88%, 9/12/23	7,000	7,603
4.27% (LIBOR03M+176bps), 3/22/25, Callable 3/22/24 @ 100 (b)	4,000	4,400
4.80%, 4/5/26	5,000	5,896
5.08% (LIBOR03M+191bps), 1/27/30, Callable 1/27/29 @ 100 (b)	10,000	12,277
Santander UK Group Holdings PLC, 3.57%, 1/10/23, Callable 1/10/22 @ 100	5,000	5,188
Santander UK PLC 5.00%, 11/7/23 (a)	7,034	7,748
4.00%, 3/13/24	5,000	5,554
Shell International Finance BV, 3.63%, 8/21/42	10,000	11,775
Siemens Financieringsmaatschappij NV 3.25%, 5/27/25 (a)	10,000	11,243
3.40%, 3/16/27 (a)	10,000	11,361
Silversea Cruise Finance Ltd., 7.25%, 2/1/25, Callable 8/21/20 @ 105.44 (a) (e)	10,000	9,553
Standard Chartered PLC, 4.87% (LIBOR03M+197bps), 3/15/33, Callable 3/15/28 @ 100 (a) (b) (j)	7,500	8,225
Swedbank AB, 2.65%, 3/10/21 (a) (j)	7,500	7,605
The Bank of Nova Scotia, 4.50%, 12/16/25	10,000	11,617
The Toronto-Dominion Bank, 3.62% (USSW5+221bps), 9/15/31, Callable 9/15/26 @ 100 (b)	10,000	11,397
Washington Aircraft 1 Co. DAC, Title XI (NBGA — United States Government), 2.64%, 9/15/26	3,750	3,968
Westpac Banking Corp., 4.32% (USISDA05+224bps), 11/23/31, Callable 11/23/26 @ 100 (b)	10,000	11,266
		617,659
Health Care (0.1%):
Mylan NV, 3.95%, 6/15/26, Callable 3/15/26 @ 100	5,000	5,703
Teva Pharmaceutical Finance Netherlands BV, 3.15%, 10/1/26	5,000	4,565
		10,268
Industrials (1.7%):
Air Canada Pass Through Trust 5.38%, 11/15/22 (a)	2,967	2,643
4.13%, 11/15/26 (a)	17,605	15,914
3.60%, 9/15/28 (a)	7,914	7,230
3.75%, 6/15/29 (a)	4,843	4,605
BAE Systems PLC, 3.40%, 4/15/30, Callable 1/15/30 @ 100 (a)	12,000	13,560
Canadian National Railway Co., 2.75%, 3/1/26, Callable 12/1/25 @ 100	12,000	13,213
CK Hutchison International Ltd. 2.75%, 10/3/26 (a)	5,000	5,367
3.50%, 4/5/27 (a)	10,000	11,044
3.25%, 9/29/27 (a)	10,000	10,960
CNH Industrial NV, 3.85%, 11/15/27, MTN, Callable 8/15/27 @ 100	5,000	5,414
Heathrow Funding Ltd., 4.88%, 7/15/21 (a)	11,802	12,143
Latam Airlines Pass Through Trust, 4.20%, 8/15/29	11,032	9,497
Rolls-Royce PLC, 3.63%, 10/14/25, Callable 7/14/25 @ 100 (a)	5,000	5,167
Smiths Group PLC, 3.63%, 10/12/22 (a)	12,250	12,628
Sydney Airport Finance Co. Pty Ltd., 3.63%, 4/28/26, Callable 1/28/26 @ 100 (a)	10,000	10,752
Turkish Airlines Pass Through Trust, 4.20%, 9/15/28 (a)	6,912	5,307
		145,444

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Information Technology (0.1%):
Tyco Electronics Group SA, 3.13%, 8/15/27, Callable 5/15/27 @ 100	$4,800	$5,293
Materials (1.5%):
Air Liquide Finance SA, 3.50%, 9/27/46, Callable 3/27/46 @ 100 (a)	10,000	12,327
Anglo American Capital PLC 4.88%, 5/14/25 (a)	5,000	5,642
4.00%, 9/11/27 (a)	6,667	7,396
5.63%, 4/1/30, Callable 1/1/30 @ 100 (a)	3,125	3,907
ArcelorMittal, 7.00%, 10/15/39	8,000	10,633
Boral Finance Pty Ltd., 3.75%, 5/1/28, Callable 2/1/28 @ 100 (a)	3,462	3,821
Braskem Netherlands Finance BV, 4.50%, 1/31/30 (a)	25,000	23,212
CCL Industries, Inc. 3.25%, 10/1/26, Callable 7/1/26 @ 100 (a)	4,000	4,274
3.05%, 6/1/30, Callable 3/1/30 @ 100 (a)	5,000	5,243
Cemex SAB de CV, 7.75%, 4/16/26, Callable 4/16/21 @ 103.88 (a)	9,250	9,738
Fresnillo PLC, 5.50%, 11/13/23 (a)	15,000	16,526
Kinross Gold Corp. 5.95%, 3/15/24, Callable 12/15/23 @ 100	5,000	5,681
4.50%, 7/15/27, Callable 4/15/27 @ 100	2,000	2,279
Teck Resources Ltd., 6.13%, 10/1/35	12,334	14,453
		125,132
Real Estate (0.1%):
Scentre Group Trust 1/Scentre Group Trust 2, 3.25%, 10/28/25, Callable 7/30/25 @ 100 (a)	10,000	10,489
Sovereign Bond (0.1%):
Caribbean Development Bank, 4.38%, 11/9/27 (a)	5,000	5,710
Utilities (0.5%):
Comision Federal de Electricidad, 4.75%, 2/23/27 (a)	5,000	5,302
Electricite de France SA, 5.25% (USSW10+371bps), Callable 1/29/23 @ 100 (a) (b) (h) (j)	10,000	10,437
ENEL Chile SA, 4.88%, 6/12/28, Callable 3/12/28 @ 100	10,000	11,679
Fortis, Inc., 3.06%, 10/4/26, Callable 7/4/26 @ 100	10,000	10,954
		38,372
Total Yankee Dollar (Cost $1,026,282)		1,121,574
Government National Mortgage Association (0.0%) (g)
Pass-throughs (0.0%):
Government National Mortgage Assoc. 7.50%, 12/15/28-8/15/29	112	129
		129
Total Government National Mortgage Association (Cost $113)		129
Municipal Bonds (8.9%)
Alabama (0.1%):
The Water Works Board of the City of Birmingham Revenue 2.70%, 1/1/29	3,000	3,299
2.80%, 1/1/30, Continuously Callable @ 100	3,000	3,294
		6,593

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
California (0.9%):
City of Riverside CA Revenue Series A, 2.49%, 6/1/26	$1,800	$1,864
Series A, 2.64%, 6/1/27	1,400	1,453
Industry Public Facilities Authority Tax Allocation (INS — Assured Guaranty Municipal Corp.) Series A, 3.47%, 1/1/21	5,000	5,058
Series A, 3.82%, 1/1/22	5,000	5,226
Las Virgenes Unified School District, GO, Series C1, 5.54%, 8/1/25	1,250	1,466
Placentia-Yorba Linda Unified School District, GO, 5.40%, 8/1/21	850	892
Port of Oakland Revenue 4.50%, 5/1/32, Pre-refunded 5/1/22 @ 100	75	80
4.50%, 5/1/32, Continuously Callable @ 100	11,625	12,287
Series P, 4.50%, 5/1/30, Continuously Callable @ 100	5,000	5,291
Riverside Community College District, GO Series B, 3.49%, 8/1/23	4,250	4,626
Series B, 3.61%, 8/1/24	3,000	3,350
San Jose Redevelopment Agency Successor Agency Tax Allocation, Series A-T, 3.13%, 8/1/28, Continuously Callable @ 100	10,000	10,967
San Marcos Redevelopment Agency Successor Agency Tax Allocation Series B, 4.02%, 10/1/25	5,250	6,003
Series B, 4.47%, 10/1/29	6,500	7,912
Torrance Unified School District, GO, Series B, 5.52%, 8/1/21	2,000	2,102
Vista Redevelopment Agency Successor Agency Tax Allocation (INS — Assured Guaranty Municipal Corp.), Series A, 4.13%, 9/1/30, Continuously Callable @ 100	2,590	2,818
		71,395
Colorado (0.1%):
County of El Paso Co. Revenue, 4.47%, 10/1/35	5,000	6,278
Connecticut (0.7%):
City of Bridgeport, GO Series A, 4.03%, 8/15/28	10,000	11,428
Series A, 4.08%, 8/15/29, Continuously Callable @ 100	7,380	8,401
City of New Haven, GO, Series B, 4.68%, 8/1/31, Continuously Callable @ 100	10,000	11,304
State of Connecticut, GO Series A, 3.23%, 1/15/25	5,000	5,459
Series A, 2.35%, 7/1/26	2,415	2,558
Series A, 3.43%, 4/15/28	1,500	1,703
Series A, 3.90%, 9/15/28	2,500	2,936
Town of Hamden, GO, 4.93%, 8/15/30, Continuously Callable @ 100	3,845	4,336
Town of Stratford, GO, 5.75%, 8/15/30, Continuously Callable @ 100	10,000	11,265
		59,390
Florida (0.6%):
City of Jacksonville Florida Revenue, 2.37%, 10/1/20	3,000	3,008
County of Broward Florida Airport System Revenue, Series C, 2.91%, 10/1/32, Continuously Callable @ 100	9,500	9,312
County of Miami-Dade Aviation Revenue Series B, 2.70%, 10/1/26	8,250	8,477
Series B, 3.38%, 10/1/30, Continuously Callable @ 100	2,500	2,658

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hillsborough County School Board Certificate participation, Series B, 1.92%, 7/1/25	$8,000	$8,225
Palm Beach County School District Certificate participation, 5.40%, 8/1/25	6,000	7,142
The School Board of Miami-Dade County Certificate participation (INS — Assured Guaranty Municipal Corp.), Series B, 5.38%, 5/1/31, Continuously Callable @ 100	10,000	10,290
		49,112
Georgia (0.3%):
Athens Housing Authority Revenue 2.54%, 12/1/27	3,405	3,654
2.59%, 12/1/28	4,585	4,935
2.69%, 12/1/29	4,740	5,133
Atlanta & Fulton County Recreation Authority Revenue 3.80%, 12/15/37	2,000	2,276
4.00%, 12/15/46	1,500	1,690
Savannah Hospital Authority Revenue, 3.99%, 7/1/38	5,000	5,638
		23,326
Hawaii (0.5%):
City & County of Honolulu, GO 2.81%, 11/1/23, Pre-refunded 11/1/22 @ 100	900	943
3.06%, 11/1/25, Pre-refunded 11/1/22 @ 100	680	716
3.16%, 11/1/26, Pre-refunded 11/1/22 @ 100	775	818
3.26%, 11/1/27, Pre-refunded 11/1/22 @ 100	625	661
3.36%, 11/1/28, Pre-refunded 11/1/22 @ 100	690	732
State of Hawaii Department of Budget & Finance Revenue 3.25%, 1/1/25	3,000	3,245
3.10%, 5/1/26	7,235	7,939
State of Hawaii Department of Business Economic Development & Tourism Revenue, Series A2, 3.24%, 1/1/31	14,618	15,755
State of Hawaii, GO, 2.80%, 10/1/27, Continuously Callable @ 100	7,000	7,619
		38,428
Idaho (0.1%):
Idaho State Building Authority Revenue 3.78%, 9/1/30, Continuously Callable @ 100	2,500	2,873
3.93%, 9/1/31, Continuously Callable @ 100	2,120	2,451
3.98%, 9/1/32, Continuously Callable @ 100	2,000	2,312
		7,636
Illinois (0.5%):
Chicago Midway International Airport Revenue Series A, 5.00%, 1/1/25, Continuously Callable @ 100	6,500	7,332
Series A, 5.00%, 1/1/26, Continuously Callable @ 100	8,000	9,012
Chicago O'Hare International Airport Revenue, Series B, 5.00%, 1/1/21	5,000	5,082
City of Chicago Wastewater Transmission Revenue, 5.84%, 1/1/35	6,500	8,749
Illinois Finance Authority Revenue 3.55%, 8/15/29	2,025	2,264
3.60%, 8/15/30	3,000	3,374
Winnebago & Boone Counties School District No 205 Rockford, GO, 3.80%, 12/1/26, Continuously Callable @ 100	4,500	5,049
		40,862

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Indiana (0.2%):
Indiana Finance Authority Revenue Series A, 3.62%, 7/1/36	$1,500	$1,790
Series B, 3.43%, 9/15/32, Continuously Callable @ 100	4,500	4,377
Series C, 4.36%, 7/15/29	4,955	6,056
Series C, 4.53%, 7/15/31	4,260	5,374
		17,597
Kansas (0.1%):
Kansas Development Finance Authority Revenue, Series H, 4.73%, 4/15/37	10,000	12,551
Kentucky (0.1%):
Kentucky Economic Development Finance Authority Revenue 3.72%, 12/1/26	2,335	2,499
3.82%, 12/1/27	1,985	2,149
3.92%, 12/1/28, Continuously Callable @ 100	1,000	1,086
4.02%, 12/1/29, Continuously Callable @ 100	1,500	1,635
4.12%, 12/1/30, Continuously Callable @ 100	1,300	1,423
Kentucky Economic Development Finance Authority Revenue (INS — Assured Guaranty Municipal Corp.), 3.62%, 12/1/25	1,000	1,059
		9,851
Lousiana (0.3%):
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue 1.74%, 2/1/28 (c)	4,500	4,501
3.24%, 8/1/28	18,912	19,814
Louisiana Public Facilities Authority Revenue, 2.28%, 6/1/30 (c)	3,500	3,578
		27,893
Maine (0.1%):
Maine Municipal Bond Bank Revenue, 4.25%, 6/1/23	5,000	5,465
Maryland (0.3%):
Maryland Economic Development Corp. Revenue Series B, 4.05%, 6/1/27	2,290	2,456
Series B, 4.15%, 6/1/28	2,390	2,595
Series B, 4.25%, 6/1/29	2,495	2,746
Series B, 4.35%, 6/1/30	1,325	1,480
Series B, 4.40%, 6/1/31	1,385	1,567
Maryland Stadium Authority Revenue Series C, 2.33%, 5/1/34	3,010	3,027
Series C, 2.36%, 5/1/35	3,050	3,061
Series C, 2.81%, 5/1/40	7,000	7,212
		24,144
Massachusetts (0.1%):
Massachusetts School Building Authority Revenue, Series B, 2.97%, 10/15/32, Continuously Callable @ 100	6,500	7,038
Michigan (0.1%):
Michigan Finance Authority Revenue, 3.08%, 12/1/34	10,000	10,971

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Mississippi (0.2%):
State of Mississippi, GO Series D, 3.73%, 10/1/32	$10,000	$12,362
Series E, 2.83%, 12/1/24	1,800	1,978
Series E, 3.03%, 12/1/25	2,000	2,245
		16,585
Missouri (0.0%): (g)
University of Missouri Revenue, 2.01%, 11/1/27, Continuously Callable @ 100	3,000	3,188
New Jersey (0.5%):
City of Atlantic, GO Series A, 4.23%, 9/1/25	2,525	2,782
Series A, 4.29%, 9/1/26	2,415	2,699
New Jersey Economic Development Authority Revenue 5.25%, 9/1/22, Continuously Callable @ 100	2,700	2,768
Series C, 5.71%, 6/15/30	2,500	3,086
Series NNN, 3.77%, 6/15/31	10,000	10,083
New Jersey Educational Facilities Authority Revenue, Series E, 4.02%, 7/1/39	3,000	3,344
New Jersey Transportation Trust Fund Authority Revenue 5.50%, 12/15/22	3,320	3,662
4.08%, 6/15/39	3,845	3,826
New Jersey Transportation Trust Fund Authority Revenue (INS — AMBAC Assurance Corp.), Series B, 5.25%, 12/15/22	5,000	5,486
New Jersey Transportation Trust Fund Authority Revenue, Build America Bond, Series C, 5.75%, 12/15/28	1,810	1,979
South Jersey Port Corp. Revenue Series B, 5.00%, 1/1/25	500	553
Series B, 5.00%, 1/1/26	1,000	1,124
Series B, 5.00%, 1/1/27	1,000	1,141
Series B, 5.00%, 1/1/28	500	579
		43,112
New York (0.7%):
Long Island Power Authority Revenue Series B, 3.98%, 9/1/25	2,500	2,750
Series B, 4.13%, 9/1/26	2,500	2,793
Long Island Power Authority Revenue, Build America Bond, 5.25%, 5/1/22	10,000	10,634
New York City Transitional Finance Authority Future Tax Secured Revenue, 5.00%, 2/1/35, Continuously Callable @ 100	5,000	5,110
New York State Dormitory Authority Revenue 5.10%, 8/1/34	11,400	13,680
Series A, 2.46%, 7/1/32	7,000	7,077
Series A, 2.51%, 7/1/33	5,000	5,066
New York State Thruway Authority Revenue, Series M, 2.55%, 1/1/28	3,846	4,034
New York State Urban Development Corp. Revenue 1.88%, 3/15/30	2,600	2,607
2.03%, 3/15/31, Continuously Callable @ 100	3,500	3,528
Town of Oyster Bay, GO, 3.95%, 2/1/21	1,500	1,500
		58,779

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ohio (0.4%):
City of Cleveland Airport System Revenue Series A, 2.88%, 1/1/31	$1,230	$1,313
Series A, 2.93%, 1/1/32	2,990	3,223
Series A, 2.98%, 1/1/33	3,190	3,457
Cleveland Department of Public Utilities Division of Public Power Revenue, 5.50%, 11/15/38, Pre-refunded 11/15/24 @ 100	10,000	12,115
State of Ohio, GO Series A, 1.73%, 8/1/31	5,000	5,134
Series A, 1.78%, 8/1/32	7,000	7,230
		32,472
Oklahoma (0.1%):
Oklahoma Development Finance Authority Revenue, Series C, 5.45%, 8/15/28	10,250	12,064
Other Territories (0.0%): (g)
Federal Home Loan Mortgage Corp. Revenue, Series A, 1.60%, 8/15/51, (Put Date 6/15/22) (n)	2,821	2,874
Pennsylvania (0.5%):
Commonwealth Financing Authority Revenue, Series A, 3.86%, 6/1/38	5,045	6,007
Pennsylvania Economic Development Financing Authority Revenue, Series B, 3.20%, 11/15/27	1,375	1,491
Pennsylvania IDA Revenue, 3.56%, 7/1/24 (a)	10,000	10,719
Scranton School District, GO Series A, 3.15%, 6/15/34, (Put Date 6/15/24) (a) (n)	2,805	3,005
Series B, 3.15%, 6/15/34, (Put Date 6/15/24) (a) (n)	1,415	1,516
State Public School Building Authority Revenue, 3.15%, 4/1/30	6,460	6,736
State Public School Building Authority Revenue (INS — Build America Mutual Assurance Co.), Series B-1, 4.08%, 12/1/23	1,300	1,415
The School District of Philadelphia, GO, 5.06%, 9/1/42	10,000	12,066
		42,955
Tennessee (0.2%):
Jackson Energy Authority Revenue 2.90%, 4/1/22	2,000	2,081
3.05%, 4/1/23	2,745	2,927
Series E, 3.20%, 4/1/24, Continuously Callable @ 100	3,915	4,180
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue, Series B, 4.05%, 7/1/26, Continuously Callable @ 100	8,000	8,782
		17,970
Texas (1.1%):
Austin Community College District Public Facility Corp. Revenue, Build America Bond Series A, 6.76%, 8/1/30, Pre-refunded 8/1/20 @ 100	1,550	1,550
Series A, 6.91%, 8/1/35, Pre-refunded 8/1/20 @ 100	2,000	2,000
City of Corpus Christi Tx Utility System Revenue Series B, 1.49%, 7/15/27	2,000	2,025
Series B, 1.71%, 7/15/28	2,220	2,267
City of Dallas Tx Waterworks & Sewer System Revenue, Series D, 1.68%, 10/1/28	1,500	1,552

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
City of Houston Combined Utility System Revenue, 5.00%, 11/15/33, Continuously Callable @ 100	$5,000	$5,065
City of Houston Tx Combined Utility System Revenue, Series D, 1.62%, 11/15/30	2,250	2,247
City of San Antonio Tx, GO, 1.76%, 2/1/31, Continuously Callable @ 100	11,400	11,756
Colony Local Development Corp. Revenue (INS — Berkshire Hathaway Assurance Corp.), Series A, 4.38%, 10/1/33	9,000	10,951
Dallas/Fort Worth International Airport Revenue 4.00%, 11/1/21, Pre-refunded 11/1/20 @ 100	12,570	12,682
Series A, 4.44%, 11/1/21	2,265	2,369
Series C, 1.65%, 11/1/26 (c)	1,500	1,504
Series C, 1.95%, 11/1/28 (c)	1,000	1,002
Series C, 2.05%, 11/1/29 (c)	1,250	1,252
Series C, 2.10%, 11/1/30 (c)	1,000	1,000
Ector County Hospital District Revenue, Build America Bond, Series B, 7.18%, 9/15/35, Continuously Callable @ 100	9,700	9,729
Granbury Independent School District, GO, Series A, 1.87%, 8/1/31, Continuously Callable @ 100	1,000	1,035
Harris County Cultural Education Facilities Finance Corp. Revenue Series B, 2.10%, 5/15/22	875	896
Series B, 2.17%, 5/15/23	1,000	1,035
Series B, 2.57%, 5/15/26	1,000	1,062
Series B, 2.28%, 7/1/34 (c)	6,785	6,803
McLennan County Public Facility Corp. Revenue, 3.90%, 6/1/29, Continuously Callable @ 100	2,000	2,167
Port of Corpus Christi Authority of Nueces County Revenue, 3.49%, 12/1/25	1,000	1,116
State of Texas, GO, 3.00%, 4/1/28	3,850	4,373
Texas Tech University System Revenue 1.55%, 2/15/28	2,000	2,023
1.65%, 2/15/29	1,250	1,264
1.75%, 2/15/30, Continuously Callable @ 100	2,500	2,526
		93,251
Wisconsin (0.1%):
State of Wisconsin Revenue, Series A, 2.40%, 5/1/30	4,000	4,300
Total Municipal Bonds (Cost $683,794)		746,080
U.S. Government Agency Mortgages (5.8%)
Federal Home Loan Mortgage Corp. 5.50%, 11/1/20-4/1/36	798	928
5.00%, 1/1/21	33	33
Series K018, Class X1, 1.29%, 1/25/22 (d) (f)	49,999	639
Series K020, Class X1, 1.36%, 5/25/22 (d) (f)	84,497	1,496
Series K021, Class X1, 1.41%, 6/25/22 (d) (f)	65,726	1,286
Series K025, Class X1, 0.81%, 10/25/22 (d) (f)	63,166	876
Series K026, Class X1, 0.97%, 11/25/22 (d) (f)	88,020	1,499
Series K028, Class A2, 3.11%, 2/25/23	4,000	4,229
Series K045, Class A2, 3.02%, 1/25/25	10,000	10,992
Series KPLB, Class A, 2.77%, 5/25/25	17,000	18,637
Series K049, Class A2, 3.01%, 7/25/25	8,000	8,840
Series KC02, Class A2, 3.37%, 7/25/25 (e)	10,000	11,174

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Series KIR1, Class A2, 2.85%, 3/25/26 (e)	$12,000	$13,242
Series K056, Class AM, 2.59%, 5/25/26	10,000	10,890
Series K062, Class A2, 3.41%, 12/25/26 (e)	10,000	11,502
Series K063, Class A2, 3.43%, 1/25/27 (d)	9,000	10,358
Series S8FX, Class A1, 3.02%, 3/25/27	11,911	13,241
Series KIR2, Class A2, 3.17%, 3/25/27	9,500	10,781
Series K064, Class AM, 3.33%, 3/25/27 (d)	8,420	9,587
Series K068, Class A2, 3.24%, 8/25/27	4,533	5,216
Series K075, Class A2, 3.65%, 2/25/28 (d)	3,000	3,546
Series K153, Class A2, 3.29%, 3/25/29 (d)	7,500	8,788
Series 4818, Class VD, 4.00%, 6/15/29	8,195	8,221
Series K095, Class A2, 2.79%, 6/25/29	8,750	9,979
Series K097, Class AM, 2.22%, 7/25/29	5,000	5,415
Series K097, Class A2, 2.51%, 7/25/29	8,000	8,972
Series K096, Class A2, 2.52%, 7/25/29	9,000	10,097
Series KG02, Class A2, 2.41%, 8/25/29	9,091	10,081
Series K100, Class A2, 2.67%, 9/25/29	5,455	6,190
Series K151, Class A3, 3.51%, 4/25/30	15,500	18,165
Series K158, Class A2, 3.90%, 12/25/30-10/25/33 (d)	12,000	14,991
Series K153, Class A3, 3.12%, 10/25/31 (d)	4,855	5,674
Series K-1510, Class A3, 3.79%, 1/25/34	19,200	23,964
Series K-1512, Class A3, 3.06%, 4/25/34	5,500	6,521
3.50%, 5/1/42-5/1/47	22,361	23,994
		310,044
Federal National Mortgage Association 5.50%, 7/1/21-5/1/38	4,914	5,739
7.00%, 10/1/22-3/1/23	6	6
Series 2016-M2, Class AV2, 2.15%, 1/25/23	6,897	7,112
Series 2017-M15, Class AV2, 2.63%, 11/25/24 (d)	4,834	5,209
Series 2017-M2, Class A2, 2.80%, 2/25/27 (d)	3,500	3,882
Series M7, Class A2, 2.96%, 2/25/27 (d)	2,500	2,796
2.50%, 2/1/28-11/1/34 (e)	13,737	14,416
Series M4, Class A2, 3.05%, 3/25/28 (d)	7,105	8,114
Series 2019-M12, Class A2, 2.89%, 5/25/29 (d)	8,000	9,116
6.50%, 4/1/31-3/1/32	415	491
5.00%, 6/1/33	993	1,140
6.00%, 5/1/36-8/1/37	1,649	1,960
4.00%, 4/1/48-2/1/50	48,206	51,143
3.50%, 9/1/49-2/1/50 (e)	34,119	35,926
3.00%, 2/1/50	18,570	19,630
		166,680
Government National Mortgage Association 7.00%, 5/15/23-7/15/32	554	618
6.50%, 6/15/23-10/15/31	857	961
7.50%, 7/15/23-2/15/28	316	344
6.00%, 8/15/28-1/15/33	1,674	1,875
5.50%, 4/20/33	328	378
5.00%, 8/15/33	1,954	2,231
		6,407

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Government National Mortgage Assoc. 6.00%, 8/20/32	$305	$353
Total U.S. Government Agency Mortgages (Cost $442,333)		483,484
U.S. Treasury Obligations (8.6%)
U.S. Treasury Bonds 2.38%, 1/15/25	40,000	63,314
1.13%, 5/15/40	10,000	10,267
3.88%, 8/15/40	15,000	22,994
2.75%, 8/15/42 (e)	15,000	19,971
2.75%, 11/15/42	10,000	13,309
3.38%, 5/15/44	5,000	7,352
3.00%, 11/15/44	25,000	34,859
2.50%, 2/15/45 (e)	55,000	70,761
2.50%, 2/15/46	15,000	19,402
2.25%, 8/15/46 (e)	42,950	53,278
2.88%, 11/15/46 (e)	10,000	13,872
2.75%, 11/15/47 (e)	12,000	16,416
3.00%, 2/15/49	10,000	14,430
1.25%, 5/15/50	10,000	10,133
U.S. Treasury Notes 2.63%, 11/15/20	50,000	50,355
1.50%, 8/31/21 (e)	40,000	40,589
2.00%, 2/15/22	15,000	15,429
2.00%, 7/31/22	30,000	31,120
2.38%, 1/31/23 (e)	5,000	5,280
2.00%, 2/15/23	10,000	10,475
0.13%, 7/15/23	20,000	20,002
2.50%, 5/15/24	5,000	5,442
2.50%, 1/31/25 (e)	5,000	5,516
2.00%, 2/15/25	70,000	75,693
1.63%, 2/15/26	40,000	42,966
2.38%, 5/15/27 (e)	10,000	11,341
2.25%, 8/15/27	10,000	11,292
2.25%, 11/15/27	10,000	11,325
0.88%, 1/15/29	10,000	11,842
Total U.S. Treasury Obligations (Cost $617,599)		719,025
Commercial Paper (1.9%)
Canadian Natural Resources Ltd., 0.19%, 8/4/20 (a) (o)	25,000	24,999
Canadian Pacific Railway, 0.17%, 8/13/20 (a) (o)	10,000	9,999
Enbridge Gas Distribution, 0.19%, 8/7/20 (a) (o)	13,000	13,000
Glencore Funding LLC, 0.39%, 8/6/20 (a) (o)	25,000	24,998
Hannover Funding Co. LLC, 0.33%, 8/7/20 (a) (o)	8,000	7,999
Hyundai Capital America, Inc., 0.59%, 8/11/20 (a) (o)	25,000	24,998
Kentucky Utilities Co., 0.19%, 8/3/20 (a) (o)	25,000	25,000
PPL Electric Utilities, 0.19%, 8/3/20 (a) (o)	25,000	25,000
Total Commercial Paper (Cost $155,994)		155,993

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (0.1%)
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.13% (p)	634,738	$635
HSBC U.S. Government Money Market Fund I Shares, 0.08% (p)	27,084	27
Invesco Government & Agency Portfolio Institutional Shares, 0.06% (p)	7,544,566	7,544
Total Collateral for Securities Loaned (Cost $8,206)		8,206
Total Investments (Cost $7,655,906) — 98.8%		8,276,880
Other assets in excess of liabilities — 1.2%		103,211
NET ASSETS — 100.00%		$8,380,091

At July 31, 2020 the Fund's investments in foreign securities were 13.4% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of July 31, 2020, the fair value of these securities was $1,943,575 (thousands) and amounted to 23.2% of net assets.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of July 31, 2020.

(c)  Security purchased on a when-issued basis.

(d)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at July 31, 2020.

(e)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(f)  Security is interest only.

(g)  Amount represents less than 0.05% of net assets.

(h)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(i)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of July 31, 2020, illiquid securities were 0.3% of the Fund's net assets.

(j)  All or a portion of this security is on loan.

(k)  Defaulted security

(l)  At July 31, 2020, the issuer was in bankruptcy.

(m)  Stepped-coupon security converts to coupon form on 11/09/22 with a rate of 2.85%.

(n)  Put Bond.

(o)  Rate represents the effective yield at July 31, 2020.

(p)  Rate disclosed is the daily yield on July 31, 2020.

AMBAC — American Municipal Bond Assurance Corporation

See notes to financial statements.

USAA Mutual Funds Trust USAA Income Fund	Schedule of Portfolio Investments — continued July 31, 2020

bps — Basis points

GO — General Obligation

H15T5Y — 5 Year Treasury Constant Maturity Rate

IDA — Industrial Development Authority

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of July 31, 2020, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of July 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium-Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

Title XI — The Title XI Guarantee Program provides a guarantee of payment of principal and interest of debt obligations issued by U.S. merchant marine and U.S. shipyards by enabling owners of eligible vessels and shipyards to obtain financing at attractive terms. The guarantee carries the full faith and credit of the U.S. government.

USISDA05 — 5 Year ICE Swap Rate, rate disclosed as of July 31, 2020.

USSW10 — USD 10 Year Swap Rate, rate disclosed as of July 31, 2020

USSW5 — USD 5 Year Swap Rate, rate disclosed as of July 31, 2020.

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Income Fund
Assets:
Investments, at value (Cost $7,655,906)	$8,276,880	(a)
Cash and cash equivalents	87,014
Deposits with brokers for futures contracts	2,007
Receivables:
Interest and dividends	65,142
Capital shares issued	2,614
Investments sold	3,354
From Adviser	1
Prepaid expenses	140
Total assets	8,437,152
Liabilities:
Payables:
Collateral received on loaned securities	8,206
Investments purchased	38,602
Capital shares redeemed	7,194
Accrued expenses and other payables:
Investment advisory fees	1,261
Administration fees	846
Custodian fees	73
Transfer agent fees	727
Compliance fees	5
12b-1 fees	10
Other accrued expenses	137
Total liabilities	57,061
Net Assets:
Capital	7,660,475
Total accumulated earnings/(loss)	719,616
Net assets	$8,380,091
Net Assets:
Fund Shares	$3,292,322
Institutional Shares	4,978,740
Class A shares	87,216
Class C shares	19
Class R6 Shares	21,794
Total	$8,380,091
Shares (unlimited number of shares authorized with no par value):
Fund Shares	235,958
Institutional Shares	357,058
Class A shares	6,269
Class C shares	1
Class R6 Shares	1,563
Total	600,849
Net asset value, offering and redemption price per share: (b)
Fund Shares	$13.95
Institutional Shares	$13.94
Class A shares	$13.91
Class C shares (c)	$13.92
Class R6 Shares	$13.95
Maximum Sales Charge — Class A shares	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A shares	$14.23

(a)  Includes $8,039 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2020

(Amounts in Thousands)

	USAA Income Fund
Investment Income:
Dividends	$5,642
Interest	310,319
Interfund lending	1
Securities lending (net of fees)	238
Foreign tax withholding	(32)
Total income	316,168
Expenses*:
Investment advisory fees	19,965
Administration fees — Fund Shares	4,944
Administration fees — Institutional Shares	5,089
Administration fees — Class A shares	136
Administration fees — Class C shares	—	(a)
Administration fees — R6 Shares	11
Sub-Administration fees	24
12b-1 fees — Class A shares	227
12b-1 fees — Class C Shares	—	(a)
Custodian fees	439
Transfer agent fees — Fund Shares	3,449
Transfer agent fees — Institutional Shares	5,089
Transfer agent fees — Class A shares	84
Transfer agent fees — Class C shares	—	(a)
Transfer agent fees — Class R6 Shares	2
Trustees' fees	48
Compliance fees	56
Legal and audit fees	111
State registration and filing fees	134
Interfund lending fees	5
Other expenses	426
Total expenses	40,239
Expenses waived/reimbursed by Adviser	(3)
Net expenses	40,236
Net Investment Income (Loss)	275,932
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	100,028
Net realized gains (losses) from futures contracts	6,543
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	313,133
Net change in unrealized appreciation/depreciation on futures contracts	(2,329)
Net realized/unrealized gains (losses) on investments	417,375
Change in net assets resulting from operations	$693,307

(a)  Rounds to less than $1 thousand.

*  Class C activity is for the period June 29, 2020 (commencement of operations) to July 31, 2020.

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Income Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
From Investments:
Operations:
Net investment income (loss)	$275,932	$280,012
Net realized gains (losses) from investments	106,571	16,111
Net change in unrealized appreciation/depreciation on investments	310,804	358,780
Change in net assets resulting from operations	693,307	654,903
Distributions to Shareholders:
Fund Shares	(110,589)	(107,662)
Institutional Shares	(173,849)	(171,913)
Class A shares	(2,835)	(3,223)
Class C shares (a)	— (b)	—
Class R6 Shares	(792)	(702)
Change in net assets resulting from distributions to shareholders	(288,065)	(283,500)
Change in net assets resulting from capital transactions	(403,727)	197,775
Change in net assets	1,515	569,178
Net Assets:
Beginning of period	8,378,576	7,809,398
End of period	$8,380,091	$8,378,576
Capital Transactions:
Fund Shares
Proceeds from shares issued	$701,830	$615,756
Distributions reinvested	105,951	102,735
Cost of shares redeemed	(886,140)	(701,564)
Total Fund Shares	$(78,359)	$16,927
Institutional Shares
Proceeds from shares issued	$814,499	$949,163
Distributions reinvested	172,774	168,534
Cost of shares redeemed	(1,300,445)	(923,600)
Total Institutional Shares	$(313,172)	$194,097
Class A shares
Proceeds from shares issued	$3,777	$3,771
Distributions reinvested	2,779	3,180
Cost of shares redeemed	(18,634)	(21,284)
Total Class A shares	$(12,078)	$(14,333)
Class C shares (a)
Proceeds from shares issued	$18	$—
Distributions reinvested	— (b)	—
Total Class C shares	$18	$—
Class R6 Shares
Proceeds from shares issued	$6,753	$4,116
Distributions reinvested	609	518
Cost of shares redeemed	(7,498)	(3,550)
Total Class R6 Shares	$(136)	$1,084
Change in net assets resulting from capital transactions	$(403,727)	$197,775

(a)  Class C activity is for the period June 29, 2020 (commencement of operations) to July 31, 2020.

(b)  Rounds to less than $1 thousand.

(continues on next page)

See notes to financial statements.

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Income Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
Share Transactions:
Fund Shares
Issued	52,125	48,140
Reinvested	7,872	8,039
Redeemed	(66,180)	(55,041)
Total Fund Shares	(6,183)	1,138
Institutional Shares
Issued	60,462	74,103
Reinvested	12,844	13,197
Redeemed	(96,812)	(72,144)
Total Institutional Shares	(23,506)	15,156
Class A shares
Issued	282	292
Reinvested	207	250
Redeemed	(1,397)	(1,673)
Total Class A shares	(908)	(1,131)
Class C shares (a)
Issued	1	—
Reinvested	— (c)	—
Total Class C Shares	1	—
Class R6 Shares
Issued	501	321
Reinvested	45	40
Redeemed	(554)	(280)
Total Class R6 Shares	(8)	81
Change in Shares	(30,604)	15,244

(a)  Class C activity is for the period June 29, 2020 (commencement of operations) to July 31, 2020.

(b)  Rounds to less than $1 thousand.

(c)  Rounds to less than 500 shares.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Income Fund
Fund Shares
Year Ended July 31, 2020	$13.28	0.43	(d)	0.69	1.12	(0.41)	(0.04)
Year Ended July 31, 2019	$12.68	0.45		0.60	1.05	(0.45)	— (e)
Year Ended July 31, 2018	$13.20	0.45		(0.51)	(0.06)	(0.44)	(0.02)
Year Ended July 31, 2017	$13.40	0.44		(0.20)	0.24	(0.44)	—
Year Ended July 31, 2016	$12.99	0.47		0.40	0.87	(0.46)	—
Institutional Shares
Year Ended July 31, 2020	$13.27	0.44	(d)	0.69	1.13	(0.42)	(0.04)
Year Ended July 31, 2019	$12.67	0.45		0.61	1.06	(0.46)	— (e)
Year Ended July 31, 2018	$13.19	0.44		(0.50)	(0.06)	(0.44)	(0.02)
Year Ended July 31, 2017	$13.39	0.45		(0.20)	0.25	(0.45)	—
Year Ended July 31, 2016	$12.99	0.48		0.39	0.87	(0.47)	—
Class A shares
Year Ended July 31, 2020	$13.24	0.40	(d)	0.69	1.09	(0.38)	(0.04)
Year Ended July 31, 2019	$12.65	0.42		0.59	1.01	(0.42)	— (e)
Year Ended July 31, 2018	$13.16	0.41		(0.49)	(0.08)	(0.41)	(0.02)
Year Ended July 31, 2017	$13.36	0.42		(0.21)	0.21	(0.41)	—
Year Ended July 31, 2016	$12.96	0.44		0.38	0.82	(0.42)	—
Class C shares
June 29, 2020 (f) through July 31, 2020	$13.64	0.02	(d)	0.27	0.29	(0.01)	—
Class R6 Shares
Year Ended July 31, 2020	$13.27	0.45	(d)	0.70	1.15	(0.43)	(0.04)
Year Ended July 31, 2019	$12.67	0.47		0.60	1.07	(0.47)	— (e)
Year Ended July 31, 2018	$13.19	0.45		(0.49)	(0.04)	(0.46)	(0.02)
December 1, 2016 (f) through July 31, 2017	$12.83	0.30		0.36	0.66	(0.30)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Income Fund
Fund Shares
Year Ended July 31, 2020	(0.45)	$13.95	8.64%	0.50%	3.22%	0.50%	$3,292,322	25%
Year Ended July 31, 2019	(0.45)	$13.28	8.50%	0.55%	3.49%	0.55%	$3,214,507	13%
Year Ended July 31, 2018	(0.46)	$12.68	(0.47)%	0.52%	3.40%	0.52%	$3,055,739	8%
Year Ended July 31, 2017	(0.44)	$13.20	1.91%	0.49%	3.40%	0.49%	$3,617,550	9%
Year Ended July 31, 2016	(0.46)	$13.40	6.88%	0.51%	3.61%	0.51%	$3,394,088	11%
Institutional Shares
Year Ended July 31, 2020	(0.46)	$13.94	8.78%	0.45%	3.28%	0.45%	$4,978,740	25%
Year Ended July 31, 2019	(0.46)	$13.27	8.58%	0.48%	3.56%	0.48%	$5,048,203	13%
Year Ended July 31, 2018	(0.46)	$12.67	(0.41)%	0.47%	3.46%	0.47%	$4,629,713	8%
Year Ended July 31, 2017	(0.45)	$13.19	1.97%	0.43%	3.45%	0.43%	$3,644,795	9%
Year Ended July 31, 2016	(0.47)	$13.39	6.89%	0.44%	3.66%	0.44%	$3,114,810	11%
Class A shares
Year Ended July 31, 2020	(0.42)	$13.91	8.40%	0.77%	2.96%	0.77%	$87,216	25%
Year Ended July 31, 2019	(0.42)	$13.24	8.20%	0.77%	3.28%	0.77%	$95,026	13%
Year Ended July 31, 2018	(0.43)	$12.65	(0.61)%	0.74%	3.18%	0.74%	$105,072	8%
Year Ended July 31, 2017	(0.41)	$13.16	1.67%	0.72%	3.17%	0.72%	$130,912	9%
Year Ended July 31, 2016	(0.42)	$13.36	6.53%	0.77%	3.36%	0.77%	$171,518	11%
Class C shares
June 29, 2020 (f) through July 31, 2020	(0.01)	$13.92	2.15%	1.43%	1.93%	175.42%	$19	25%
Class R6 Shares
Year Ended July 31, 2020	(0.47)	$13.95	8.86%	0.37%	3.35%	0.37%	$21,794	25%
Year Ended July 31, 2019	(0.47)	$13.27	8.68%	0.39%	3.65%	0.43%	$20,840	13%
Year Ended July 31, 2018	(0.48)	$12.67	(0.32)%	0.39%	3.56%	0.58%	$18,874	8%
December 1, 2016 (f) through July 31, 2017	(0.30)	$13.19	5.22%	0.39%	3.50%	0.99%	$5,142	9%

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Amount is less than $0.005.

(f)  Commencement of operations.

See notes to financial statements.

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Income Fund (the "Fund"). The Fund offers five classes of shares: Fund Shares, Institutional Shares, Class A* shares, Class C** shares, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

* Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A shares and became subject to a front-end sales charge.

** Class C shares commenced operations on June 29, 2020.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$515,694	$—	$515,694
Collateralized Mortgage Obligations	—	409,569	—	409,569
Common Stocks	526	—	—	526
Preferred Stocks	44,303	22,269		66,572
Senior Secured Loans	—	32,246	—	32,246
Corporate Bonds	—	4,017,782	—	4,017,782
Yankee Dollar	—	1,121,574	—	1,121,574
Government National Mortgage Association	—	129	—	129
Municipal Bonds	—	746,080	—	746,080
U.S. Government Agency Mortgages	—	483,484	—	483,484
U.S. Treasury Obligations	—	719,025	—	719,025
Commercial Paper	—	155,993	—	155,993
Collateral for Securities Loaned	8,206	—	—	8,206
Total	$53,035	$8,223,845	$—	$8,276,880

For the year ended July 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery, or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage- backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac", respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as LIBOR and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

During the year ended July 31, 2020, the Fund held futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash. The Fund held no futures contracts at July 31, 2020.

Summary of Derivative Instruments:

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended July 31, 2020 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk Exposure:	$6,543	$(2,329)

All open derivative positions at period end are reflected in the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$8,039	$—	$8,206

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended July 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$—	$5,162	$61

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$1,770,981	$2,117,474	$326,820	$491,893

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund- of-funds' annual and semi-annual reports may be viewed at usaa.com. As of July 31, 2020, certain fund-of-funds owned total outstanding shares of the Fund as follows:

USAA Cornerstone Conservative Fund	0.7%
USAA Target Retirement Income Fund	0.6%
USAA Target Retirement 2020 Fund	0.9%
USAA Target Retirement 2030 Fund	1.1%
USAA Target Retirement 2040 Fund	0.6%
USAA Target Retirement 2050 Fund	0.2%
USAA Target Retirement 2060 Fund	0.0%*

*  Amount is less than 0.05%.

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2020, are reflected on the Statement of Operations as Investment Advisory fees.

Effective July 1, 2019, no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper A Rated Bond Funds Index. The Lipper A Rated Bond Funds Index tracks the total return performance of each class within the Lipper A Rated Bond Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper A Rated Bond Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020 through July 31, 2020, performance adjustments for Fund Shares, Institutional Shares, Class A shares, Class C shares, and R6 Shares were $(167), $(258), $(5), less than $(1) thousand, and $(1), respectively. For the Fund Shares, Institutional Shares, Class A shares, Class C shares, and R6 Shares, the performance adjustments were less than 0.01% of net assets for all classes.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2020, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund Shares, Class A shares, and Class C shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares, respectively. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares, Class A shares, and Class C shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and R6 Shares at an annualized rate of 0.01%, of average daily net assets, respectively, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A shares or Class C shares of the Fund. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commission on sales of the Class A shares of the Fund. For the fiscal year ended July 31, 2020, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2020, the expense limits (excluding voluntary waivers) are 0.52%, 0.46%, 0.77%, 1.43%, and 0.39% for Fund Shares, Institutional Shares, Class A shares, Class C shares, and R6 Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of July 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2020.

Expires July 31, 2022	Expires July 31, 2023	Total
$2	$3	$5

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees: (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults: (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes, pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions.

Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In June 2017, the Alternative Reference Rates Committee, a

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three-year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

7. Borrowing and Interfund Lending:

Line of Credit:

For the year ended July 31, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended July 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$6,207	14	2.21%	$11,087
Lender	—	4,102	16	0.68%	21,671

*For the year ended July 31, 2020, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income monthly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The following permanent reclassifications were made between capital accounts to reflect the portion of the payments made to redeeming shareholders that was claimed as a distribution for income tax purposes during the year ended July 31, 2020 (amounts in thousands):

Total accumulated earnings/(loss)	Capital
$(5,711)	$5,711

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended July 31, 2020			Year Ended July 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$267,356	$20,709	$288,065	$281,461	$2,039	$283,500

*  Includes short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Undistributed Long-Term Capital Gains	Accumulated Earnings	Other Earnings (Loss)	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$19,223	$79,967	$99,190	$(25)	$620,451	$719,616

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

As of July 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$7,656,429	$724,668	$(104,217)	$620,451

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Income Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2020

USAA Mutual Funds Trust	Supplemental Information July 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, Investment Management Company (IMCO) (September 2009-April 2014); President, Asset Management Company (AMCO) (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA IMCO (since 2009); Chairman of Board of IMCO (since 2013); Director of AMCO, (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020 (unless noted otherwise).

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/20	Actual Ending Account Value 7/31/20	Hypothetical Ending Account Value 7/31/20	Actual Expenses Paid During Period 2/1/20- 7/31/20*	Hypothetical Expenses Paid During Period 2/1/20- 7/31/20*	Annualized Expense Ratio During Period 2/1/20- 7/31/20
Fund Shares	$1,000.00	$1,034.70	$1,022.43	$2.48	$2.46	0.49%
Institutional Shares	1,000.00	1,035.00	1,022.68	2.23	2.21	0.44%
Class A shares	1,000.00	1,033.50	1,021.13	3.79	3.77	0.75%
Class C shares**	1,000.00	1,021.50	1,017.75	1.26	7.17	1.43%
Class R6 Shares	1,000.00	1,036.20	1,023.12	1.77	1.76	0.35%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Actual Expenses Paid are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 32/366 to reflect the stub period from commencement of operations June 29, 2020 through July 31, 2020.

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Short-Term Capital Gains Distributions	Long-Term Capital Gains Distributions(a)
0.28%	0.89%	$8,114	$26,420

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Liquidity Risk Management Program

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23423-0920

JULY 31, 2020

Annual Report

USAA Income Stock Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	3
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	28
Supplemental Information	29
Trustees' and Officers' Information	29
Proxy Voting and Portfolio Holdings Information	35
Expense Examples	35
Additional Federal Income Tax Information	36
Liquidity Risk Management Program	37
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem pedestrian given what we would experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic forecasts moot, but it also roiled stock and bond markets everywhere. It also brought the economy to a near halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on July 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (July 31, 2020) at approximately 3,271, which was up 8.9% from one year ago. Quite the impressive reversal.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of sheltering in place. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving fixed income liquidity and trading. Credit spreads across corporate, high yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.02% at the beginning of our reporting period to approximately 0.55% as of July 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to analyze the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be a guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 235-8396.

Sincerely,

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

2

USAA Mutual Funds Trust

USAA Income Stock Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif

•  What were the market conditions over the reporting period?

The U.S. stock market generated solid gains for the reporting period overall. Growth stocks significantly outperformed value stocks, while large-cap stocks outpaced small-cap stocks.

Global financial market performance varied widely over the period driven by optimism of continued economic recovery followed by the novel coronavirus ("COVID-19") shock and uncertainty related to the duration and economic impact of the COVID-19 pandemic. These fears generally led to a "risk-off" environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening. The U.S. large-cap growth space, led by information technology and communication services continued to outperform in the face of the economic threat as they were perceived as "stay-at-home stocks" that would further benefit from economic activity from homes.

Within the United States, the S&P 500® Index dropped nearly 34% at the end of the reporting period from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with optimism that a COVID-19 treatment will eventually emerge. Over the reporting period, the S&P 500 Index retuned 11.96%, with large-cap growth stocks leading the way, up to a return of 29.84% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks significantly underperformed growth stocks over the period. U.S. large-cap value stocks were down to a return of -6.01% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, returned -4.59% as represented by the Russell 2000 Index.

Developed-market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the year's losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -1.67%, while the MSCI Emerging Markets Index returned 6.55%.

3

USAA Mutual Funds Trust

USAA Income Stock Fund (continued)

Managers' Commentary (continued)

•  How did the USAA Income Stock Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and R6 Shares. For the reporting period ended July 31, 2020, the Fund Shares, Institutional Shares, and R6 Shares had a total return of -3.84%, -3.81, and -3.77%, respectively. This compares to returns of -6.01% for the Russell 1000® Value Index (the "Index") and -1.38% for the Lipper Equity Income Funds Index.

•  What strategies did you employ during the reporting period?

The Fund outperformed the Index during the reporting period ended July 31, 2020. Relative to the Index, the Fund was helped primarily by sector allocation, followed by security selection. Leading performance was the Fund's strong stock selection in and overweight positions to information technology, consumer discretionary, and consumer staples sectors. An underweight allocation to the energy sector was also a strong contributor to Fund performance.

On the detractor side, the Fund was harmed by security selection in the real estate and materials sectors as well as an underweight position to healthcare.

Thank you for allowing us to assist you with your investment needs.

4

USAA Mutual Funds Trust

USAA Income Stock Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2020

	Fund Shares	Institutional Shares	Class R6 Shares
INCEPTION DATE	5/4/87	8/1/08	12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Russell 1000® Value Index[1]	Lipper Equity Income Funds Index[2]
One Year	–3.84%	–3.81%	–3.77%	–6.01%	–1.38%
Five Year	6.38%	6.42%	N/A	5.36%	6.70%
Ten Year	10.22%	10.31%	N/A	10.11%	10.16%
Since Inception	N/A	N/A	6.45%	N/A	N/A

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Income Stock Fund — Growth of $10,000

1The unmanaged Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2The unmanaged Lipper Equity Income Funds Index tracks the total return performance of funds within the Lipper Equity Income Funds category.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

USAA Mutual Funds Trust USAA Income Stock Fund	July 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The USAA Income Stock Fund seeks current income with the prospect of increasing dividend income and the potential for capital appreciation.

Sector Allocation*:

July 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

6

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.7%)
Communication Services (6.0%):
Activision Blizzard, Inc.	363,932	$30,072
AT&T, Inc.	1,200,730	35,518
Omnicom Group, Inc.	388,715	20,886
Sirius XM Holdings, Inc. (a)	1,214,287	7,140
Verizon Communications, Inc.	967,500	55,611
World Wrestling Entertainment, Inc. Class A	47,743	2,225
		151,452
Consumer Discretionary (7.9%):
Best Buy Co., Inc.	311,134	30,986
Dollar General Corp.	40,524	7,716
Domino's Pizza, Inc.	71,993	27,833
Foot Locker, Inc.	95,297	2,801
Genuine Parts Co.	125,444	11,309
H&R Block, Inc.	139,699	2,026
Lowe's Cos., Inc.	137,007	20,402
Nike, Inc. Class B	215,288	21,014
Target Corp.	266,068	33,492
The Home Depot, Inc.	170,648	45,305
		202,884
Consumer Staples (12.3%):
Campbell Soup Co.	280,984	13,928
Colgate-Palmolive Co.	315,373	24,347
General Mills, Inc.	291,738	18,458
Ingredion, Inc.	74,221	6,420
Kimberly-Clark Corp.	152,825	23,236
Philip Morris International, Inc.	568,226	43,645
Sysco Corp.	304,839	16,111
The Hershey Co.	86,257	12,543
The J.M. Smucker Co.	67,678	7,401
The Kroger Co.	410,507	14,282
The Procter & Gamble Co.	538,241	70,573
Tyson Foods, Inc. Class A	127,593	7,841
Walgreens Boots Alliance, Inc.	342,692	13,951
Walmart, Inc.	297,511	38,497
		311,233
Energy (2.8%):
Cabot Oil & Gas Corp.	270,945	5,067
Chevron Corp.	161,890	13,589
EOG Resources, Inc.	291,152	13,640
Exxon Mobil Corp.	350,939	14,767
Phillips 66	232,859	14,442
Valero Energy Corp.	148,313	8,340
		69,845
Financials (16.1%):
Aflac, Inc.	226,138	8,044
American Financial Group, Inc.	97,618	5,932

See notes to financial statements.

7

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Ameriprise Financial, Inc.	68,367	$10,503
Annaly Capital Management, Inc.	687,106	5,091
Bank of America Corp.	1,377,112	34,263
Brown & Brown, Inc.	62,863	2,858
Comerica, Inc.	212,233	8,175
Commerce Bancshares, Inc.	20,232	1,158
Everest Re Group Ltd.	24,393	5,337
FactSet Research Systems, Inc.	34,571	11,972
Fidelity National Financial, Inc.	229,559	7,429
Fifth Third Bancorp	422,717	8,395
First Republic Bank	43,585	4,902
Franklin Resources, Inc.	307,007	6,462
Huntington Bancshares, Inc.	1,786,839	16,564
Intercontinental Exchange, Inc.	110,695	10,713
JPMorgan Chase & Co.	240,809	23,272
M&T Bank Corp.	117,070	12,404
MarketAxess Holdings, Inc.	14,516	7,500
Marsh & McLennan Cos., Inc.	71,456	8,332
Nasdaq, Inc.	80,556	10,578
People's United Financial, Inc.	742,165	8,008
Prudential Financial, Inc.	141,435	8,963
Regions Financial Corp.	478,269	5,194
RenaissanceRe Holdings Ltd.	69,488	12,534
S&P Global, Inc.	87,459	30,634
SEI Investments Co.	34,918	1,827
State Street Corp.	111,725	7,127
T. Rowe Price Group, Inc.	131,269	18,128
The Allstate Corp.	288,301	27,212
The Bank of New York Mellon Corp.	40,836	1,464
The Hanover Insurance Group, Inc.	56,661	5,773
The Hartford Financial Services Group, Inc.	213,812	9,049
The PNC Financial Services Group, Inc.	90,564	9,660
The Progressive Corp.	271,546	24,531
The Travelers Cos., Inc.	82,616	9,453
Wells Fargo & Co.	325,940	7,907
Western Alliance Bancorp	42,935	1,544
Zions Bancorp NA	132,674	4,308
		403,200
Health Care (13.1%):
AbbVie, Inc.	235,981	22,397
AmerisourceBergen Corp.	56,990	5,710
Amgen, Inc.	141,300	34,572
Anthem, Inc.	33,774	9,247
Bristol-Myers Squibb Co.	326,726	19,166
Cardinal Health, Inc.	278,885	15,233
Chemed Corp.	4,794	2,360
Danaher Corp.	75,556	15,397
Eli Lilly & Co.	127,688	19,190
Gilead Sciences, Inc.	149,501	10,395
Johnson & Johnson	507,864	74,027

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
McKesson Corp.	93,020	$13,968
Medtronic PLC	83,994	8,104
Merck & Co., Inc.	318,032	25,519
Pfizer, Inc.	472,456	18,180
ResMed, Inc.	26,431	5,353
UnitedHealth Group, Inc.	55,656	16,851
West Pharmaceutical Services, Inc.	41,680	11,207
		326,876
Industrials (12.6%):
3M Co.	162,390	24,435
Acuity Brands, Inc.	16,936	1,678
Allegion PLC	101,112	10,057
Allison Transmission Holdings, Inc.	212,769	7,949
BWX Technologies, Inc.	23,845	1,300
C.H. Robinson Worldwide, Inc.	165,650	15,525
Cummins, Inc.	138,590	26,785
Eaton Corp. PLC	106,926	9,958
Fastenal Co.	174,266	8,197
Graco, Inc.	31,786	1,692
Honeywell International, Inc.	20,413	3,049
IHS Markit Ltd.	82,847	6,688
Illinois Tool Works, Inc.	133,742	24,741
Johnson Controls International PLC	264,833	10,191
Lennox International, Inc.	56,472	15,142
Lockheed Martin Corp.	60,874	23,069
ManpowerGroup, Inc.	23,251	1,599
Old Dominion Freight Line, Inc.	34,071	6,229
PACCAR, Inc.	76,907	6,543
Republic Services, Inc.	152,559	13,311
Robert Half International, Inc.	190,727	9,703
Rockwell Automation, Inc.	86,161	18,796
Rollins, Inc.	65,964	3,457
Snap-on, Inc.	41,009	5,982
Southwest Airlines Co.	234,173	7,234
The Toro Co.	100,076	7,140
United Parcel Service, Inc. Class B	146,917	20,974
Verisk Analytics, Inc.	33,482	6,318
W.W. Grainger, Inc.	13,053	4,458
Waste Management, Inc.	139,400	15,278
		317,478
Information Technology (11.5%):
Apple, Inc.	82,817	35,200
Applied Materials, Inc.	125,700	8,086
Avnet, Inc.	35,887	959
Broadcom, Inc.	21,624	6,849
CDK Global, Inc.	31,118	1,415
Cisco Systems, Inc.	444,007	20,913
Citrix Systems, Inc.	114,361	16,325
Cognizant Technology Solutions Corp. Class A	138,072	9,433
HP, Inc.	464,422	8,165

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Intel Corp.	590,078	$28,164
International Business Machines Corp.	65,827	8,093
Intuit, Inc.	42,337	12,971
Jack Henry & Associates, Inc.	19,909	3,550
Juniper Networks, Inc.	193,234	4,904
KLA Corp.	35,196	7,033
Lam Research Corp.	23,905	9,016
Mastercard, Inc. Class A	47,353	14,609
Microsoft Corp.	33,728	6,915
NetApp, Inc.	70,572	3,126
NortonLifeLock, Inc.	269,267	5,776
NVIDIA Corp.	79,342	33,689
Oracle Corp.	113,920	6,317
QUALCOMM, Inc.	162,501	17,162
Texas Instruments, Inc.	171,737	21,905
		290,575
Materials (3.6%):
Air Products & Chemicals, Inc.	67,786	19,430
Avery Dennison Corp.	19,875	2,253
International Paper Co.	143,875	5,005
LyondellBasell Industries NV Class A	293,211	18,332
Newmont Corp.	150,664	10,426
Nucor Corp.	183,736	7,708
Packaging Corp. of America	72,829	7,000
Royal Gold, Inc.	31,202	4,366
RPM International, Inc.	28,338	2,312
Steel Dynamics, Inc.	208,772	5,722
The Scotts Miracle-Gro Co.	19,096	3,028
Westrock Co.	229,515	6,165
		91,747
Real Estate (5.7%):
Alexandria Real Estate Equities, Inc.	53,401	9,481
AvalonBay Communities, Inc.	62,674	9,597
Boston Properties, Inc.	68,210	6,077
Digital Realty Trust, Inc.	72,179	11,588
Equity Residential	136,459	7,318
Essex Property Trust, Inc.	25,817	5,699
Healthpeak Properties, Inc.	200,728	5,478
Host Hotels & Resorts, Inc.	352,560	3,801
Invitation Homes, Inc.	178,844	5,333
Jones Lang LaSalle, Inc.	82,614	8,171
National Retail Properties, Inc.	79,956	2,834
Park Hotels & Resorts, Inc.	351,940	2,911
Prologis, Inc.	183,527	19,346
Public Storage	33,460	6,688
Realty Income Corp.	129,317	7,765
Regency Centers Corp.	105,253	4,319
Ventas, Inc.	145,349	5,576

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Income Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
VICI Properties, Inc.	255,230	$5,541
Welltower, Inc.	132,572	7,101
Weyerhaeuser Co.	299,117	8,318
		142,942
Utilities (8.1%):
Alliant Energy Corp.	42,868	2,308
Ameren Corp.	70,452	5,653
CMS Energy Corp.	212,239	13,621
Consolidated Edison, Inc.	81,414	6,255
Dominion Energy, Inc.	93,839	7,604
DTE Energy Co.	129,117	14,930
Duke Energy Corp.	178,024	15,086
Evergy, Inc.	209,650	13,592
Eversource Energy	106,266	9,571
Exelon Corp.	235,365	9,087
National Fuel Gas Co.	32,477	1,318
NextEra Energy, Inc.	56,014	15,723
Pinnacle West Capital Corp.	99,668	8,280
PPL Corp.	238,174	6,340
The AES Corp.	170,779	2,601
The Southern Co.	183,790	10,037
UGI Corp.	63,377	2,113
Vistra Corp.	154,626	2,885
WEC Energy Group, Inc.	314,308	29,941
Xcel Energy, Inc.	396,818	27,397
		204,342
Total Common Stocks (Cost $2,258,996)		2,512,574
Collateral for Securities Loaned (0.1%)^
HSBC U.S. Government Money Market Fund I Shares, 0.08% (b)	241,623	242
Invesco Government & Agency Portfolio Institutional Shares, 0.06% (b)	1,408,377	1,408
Total Collateral for Securities Loaned (Cost $1,650)		1,650
Total Investments (Cost $2,260,646) — 99.8%		2,514,224
Other assets in excess of liabilities — 0.2%		5,835
NET ASSETS — 100.00%		$2,520,059

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Rate disclosed is the daily yield on July 31, 2020.

PLC — Public Limited Company

See notes to financial statements.

11

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Income Stock Fund
Assets:
Investments, at value (Cost $2,260,646)	$2,514,224	(a)
Cash and cash equivalents	6,477
Receivables:
Interest and dividends	3,323
Capital shares issued	308
Reclaims	454
From Adviser	3
Prepaid expenses	48
Total assets	2,524,837
Liabilities:
Payables:
Collateral received on loaned securities	1,650
Capital shares redeemed	1,658
Accrued expenses and other payables:
Investment advisory fees	929
Administration fees	265
Custodian fees	26
Transfer agent fees	182
Compliance fees	1
Other accrued expenses	67
Total liabilities	4,778
Net Assets:
Capital	2,349,372
Total accumulated earnings/(loss)	170,687
Net assets	$2,520,059
Net Assets:
Fund Shares	$1,482,959
Institutional Shares	1,028,803
R6 Shares	8,297
Total	$2,520,059
Shares (unlimited number of shares authorized with no par value):
Fund Shares	94,289
Institutional Shares	65,507
R6 Shares	528
Total	160,324
Net asset value, offering and redemption price per share: (b)
Fund Shares	$15.73
Institutional Shares	15.71
R6 Shares	15.72

(a)  Includes $1,617 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2020

(Amounts in Thousands)

USAA Income Stock Fund
Investment Income:
Dividends	$79,342
Interest	58
Securities lending (net of fees)	31
Total income	79,431
Expenses:
Investment advisory fees	12,930
Administration fees — Fund Shares	2,394
Administration fees — Institutional Shares	998
Administration fees — R6 Shares	5
Sub-Administration fees	46
Custodian fees	136
Transfer agent fees — Fund Shares	1,227
Transfer agent fees — Institutional Shares	998
Transfer agent fees — R6 Shares	1
Trustees' fees	46
Compliance fees	17
Legal and audit fees	85
State registration and filing fees	52
Interfund lending fees	1
Other expenses	137
Total expenses	19,073
Expenses waived/reimbursed by Adviser	(21)
Net expenses	19,052
Net Investment Income (Loss)	60,379
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(87,706)
Net change in unrealized appreciation/depreciation on investment securities	(77,836)
Net realized/unrealized gains (losses) on investments	(165,542)
Change in net assets resulting from operations	$(105,163)

See notes to financial statements.

13

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Income Stock Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
From Investments:
Operations:
Net investment income (loss)	$60,379	$68,012
Net realized gains (losses) from investments	(87,706)	486,567
Net change in unrealized appreciation/depreciation on investments	(77,836)	(375,906)
Change in net assets resulting from operations	(105,163)	178,673
Distributions to Shareholders:
Fund Shares	(306,762)	(133,413)
Institutional Shares	(189,116)	(86,990)
R6 Shares	(1,853)	(991)
Change in net assets resulting from distributions to shareholders	(497,731)	(221,394)
Change in net assets resulting from capital transactions	315,435	89,093
Change in net assets	(287,459)	46,372
Net Assets:
Beginning of period	2,807,518	2,761,146
End of period	$2,520,059	$2,807,518

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	USAA Income Stock Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
Capital Transactions:
Fund Shares
Proceeds from shares issued	$121,878	$93,141
Distributions reinvested	295,305	128,119
Cost of shares redeemed	(268,091)	(195,299)
Total Fund Shares	$149,092	$25,961
Institutional Shares
Proceeds from shares issued	$189,037	$216,857
Distributions reinvested	189,099	86,971
Cost of shares redeemed	(210,127)	(240,262)
Total Institutional Shares	$168,009	$63,566
R6 Shares
Proceeds from shares issued	$972	$625
Distributions reinvested	864	550
Cost of shares redeemed	(3,502)	(1,609)
Total R6 Shares	$(1,666)	$(434)
Change in net assets resulting from capital transactions	$315,435	$89,093
Share Transactions:
Fund Shares
Issued	7,293	4,818
Reinvested	16,913	6,925
Redeemed	(16,208)	(10,114)
Total Fund Shares	7,998	1,629
Institutional Shares
Issued	12,032	11,479
Reinvested	10,855	4,705
Redeemed	(12,464)	(12,280)
Total Institutional Shares	10,423	3,904
R6 Shares
Issued	57	32
Reinvested	49	30
Redeemed	(187)	(83)
Total R6 Shares	(81)	(21)
Change in Shares	18,340	5,512

See notes to financial statements.

15

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Income Stock Fund
Fund Shares
Year Ended July 31, 2020	$19.78	0.40	(d)	(0.87)	(0.47)	(0.36)	(3.22)
Year Ended July 31, 2019	$20.24	0.43		0.70	1.13	(0.44)	(1.15)
Year Ended July 31, 2018	$19.68	0.40		1.74	2.14	(0.40)	(1.18)
Year Ended July 31, 2017	$18.18	0.42		1.51	1.93	(0.43)	—
Year Ended July 31, 2016	$17.79	0.40		0.97	1.37	(0.40)	(0.58)
Institutional Shares
Year Ended July 31, 2020	$19.76	0.40	(d)	(0.86)	(0.46)	(0.37)	(3.22)
Year Ended July 31, 2019	$20.22	0.43		0.70	1.13	(0.44)	(1.15)
Year Ended July 31, 2018	$19.66	0.41		1.73	2.14	(0.40)	(1.18)
Year Ended July 31, 2017	$18.16	0.43		1.50	1.93	(0.43)	—
Year Ended July 31, 2016	$17.77	0.40		0.98	1.38	(0.41)	(0.58)
R6 Shares
Year Ended July 31, 2020	$19.77	0.42	(d)	(0.87)	(0.45)	(0.38)	(3.22)
Year Ended July 31, 2019	$20.23	0.45		0.69	1.14	(0.45)	(1.15)
Year Ended July 31, 2018	$19.67	0.47		1.69	2.16	(0.42)	(1.18)
December 1, 2016 (g) through July 31, 2017	$18.17	0.27		1.60	1.87	(0.37)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Reflects increased trading activity due to current year transition or asset allocation shift.

See notes to financial statements.

16

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*(a)	Net Expenses^(b)		Net Investment Income (Loss)(b)	Gross Expenses(b)		Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Income Stock Fund
Fund Shares
Year Ended July 31, 2020	(3.58)	$15.73	(3.84)%	0.74%		2.31%	0.74%		$1,482,959	64%
Year Ended July 31, 2019	(1.59)	$19.78	6.26%	0.75%		2.44%	0.75%		$1,707,034	86	%(e)
Year Ended July 31, 2018	(1.58)	$20.24	11.16%	0.76	%(f)	2.19%	0.76	%(f)	$1,713,558	23%
Year Ended July 31, 2017	(0.43)	$19.68	10.71%	0.77	%(f)	2.24%	0.77	%(f)	$1,651,374	23%
Year Ended July 31, 2016	(0.98)	$18.18	8.29%	0.80	%(f)	2.42%	0.80	%(f)	$1,564,900	19%
Institutional Shares
Year Ended July 31, 2020	(3.59)	$15.71	(3.81)%	0.72%		2.34%	0.72%		$1,028,803	64%
Year Ended July 31, 2019	(1.59)	$19.76	6.30%	0.73%		2.47%	0.73%		$1,088,446	86	%(e)
Year Ended July 31, 2018	(1.58)	$20.22	11.21%	0.72	%(f)	2.22%	0.72	%(f)	$1,034,842	23%
Year Ended July 31, 2017	(0.43)	$19.66	10.76%	0.73	%(f)	2.30%	0.73	%(f)	$1,097,164	23%
Year Ended July 31, 2016	(0.99)	$18.16	8.36%	0.75	%(f)	2.47%	0.75	%(f)	$1,158,385	19%
R6 Shares
Year Ended July 31, 2020	(3.60)	$15.72	(3.77)%	0.65%		2.40%	0.72%		$8,297	64%
Year Ended July 31, 2019	(1.60)	$19.77	6.37%	0.65%		2.54%	0.73%		$12,038	86	%(e)
Year Ended July 31, 2018	(1.60)	$20.23	11.31%	0.65	%(f)	2.33%	0.90	%(f)	$12,746	23%
December 1, 2016 (g) through July 31, 2017	(0.37)	$19.67	10.36%	0.65	%(f)	2.13%	1.24	%(f)	$5,412	23%

(f)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

(g)  Commencement of operations.

See notes to financial statements.

17

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Income Stock Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$2,512,574	$—	$—	$2,512,574
Collateral for Securities Loaned	1,650	—	—	1,650
Total	$2,514,224	$—	$—	$2,514,224

For the year ended July 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$1,617	$—	$1,650

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year-end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$1,671,579	$1,789,691

There were no purchases and sales of U.S. government securities during the year ended July 31, 2020.

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund- of-funds' annual and semi-annual reports may be viewed at usaa.com. As of July 31, 2020, certain fund-of-funds owned total outstanding shares of the Fund as follows:

USAA Cornerstone Conservative Fund	0.1%
USAA Cornerstone Equity Fund	0.4%
USAA Target Retirement Income Fund	0.2%
USAA Target Retirement 2020 Fund	0.2%
USAA Target Retirement 2030 Fund	1.0%
USAA Target Retirement 2040 Fund	1.5%
USAA Target Retirement 2050 Fund	1.0%
USAA Target Retirement 2060 Fund	0.2%

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2020, are reflected on the Statement of Operations as Investment Advisory fees.

Effective July 1, 2019, no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Equity Income Funds Index. The Lipper Equity Income Funds Index tracks the total return performance of each class within the Lipper Equity Income Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a)  Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Equity Income Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020 through July 31, 2020, performance adjustments for Fund Shares, Institutional Shares, and Class R6 were $(54), $(34), and less than $(1) thousand, respectively. For the Fund Shares, Institutional Shares and Class R6, the performance adjustments were less than 0.01% of net assets for all classes.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

VCM has entered into a Subadvisory Agreement with Epoch Investment Partners, Inc ("Epoch"), under which Epoch directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15%, 0.10%, and 0.05% of average daily net assets of Fund Shares, Institutional Shares, and R6 Shares, respectively. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and 0.01% of average daily net assets, plus out-of- pocket expenses, respectively. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor received no fees or other compensation for such distribution services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2020, the expense limits (excluding voluntary waivers) are 0.76%, 0.72%, and 0.65% for Fund Shares, Institutional Shares, and R6 Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of July 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2020.

Expires July 31, 2022	Expires July 31, 2023	Total
$4	$21	$25

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees: (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults: (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.

Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

7. Borrowing and Interfund Lending:

Line of Credit:

For the year ended July 31, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended July 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$2,304	4	2.49%	$2,500

*  For the year ended July 31, 2020, based on the number of days borrowings were outstanding.

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income quarterly. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The following permanent reclassifications were made between capital accounts to reflect the portion of the payments made to redeeming shareholders that was claimed as a distribution for income tax purposes during the year ended July 31, 2020 (amounts in thousands):

Total accumulated earning/(loss)	Capital
$79	$(79)

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended July 31, 2020			Year Ended July 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$63,972	$433,759	$497,731	$64,890	$156,504	$221,394

*  Includes short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$4,066	$4,066	$(85,236)	$251,857	$170,687

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

At July 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Total
$85,236	$85,236

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

As of July 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,262,367	$417,028	$(165,171)	$251,857

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Income Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Income Stock Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2020

28

USAA Mutual Funds Trust	Supplemental Information July 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

29

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, Investment Management Company (IMCO) (September 2009-April 2014); President, Asset Management Company (AMCO) (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA IMCO (since 2009); Chairman of Board of IMCO (since 2013); Director of AMCO, (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

33

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

34

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/20	Actual Ending Account Value 7/31/20	Hypothetical Ending Account Value 7/31/20	Actual Expenses Paid During Period 2/1/20- 7/31/20*	Hypothetical Expenses Paid During Period 2/1/20- 7/31/20*	Annualized Expense Ratio During Period 2/1/20- 7/31/20
Fund Shares	$1,000.00	$914.10	$1,021.28	$3.43	$3.62	0.72%
Institutional Shares	1,000.00	914.20	1,021.38	3.33	3.52	0.70%
Class R6 Shares	1,000.00	914.10	1,021.73	3.00	3.17	0.63%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

35

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Short-Term Capital Gains Distributions	Long-Term Capital Gains Distributions(a)
100.00%	88.03%	$5,735	$433,759

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

36

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Liquidity Risk Management Program

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

37

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800	) 235-8396

23421-0920

JULY 31, 2020

Annual Report

USAA Intermediate-Term Bond Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	3
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	8
Financial Statements
Schedule of Portfolio Investments	10
Statement of Assets and Liabilities	38
Statement of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights	44
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	59
Supplemental Information	60
Trustees' and Officers' Information	60
Proxy Voting and Portfolio Holdings Information	66
Expense Examples	66
Additional Federal Income Tax Information	67
Liquidity Risk Management Program	68
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem pedestrian given what we would experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic forecasts moot, but it also roiled stock and bond markets everywhere. It also brought the economy to a near halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on July 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (July 31, 2020) at approximately 3,271, which was up 8.9% from one year ago. Quite the impressive reversal.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of sheltering in place. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving fixed income liquidity and trading. Credit spreads across corporate, high yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.02% at the beginning of our reporting period to approximately 0.55% as of July 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to analyze the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be a guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 235-8396.

Sincerely,

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

2

USAA Mutual Funds Trust

USAA Intermediate-Term Bond Fund

Managers' Commentary

(Unaudited)

USAA Investments, A Victory Capital Investment Franchise

Julianne Bass, CFA	Brian Smith, CFA, CPA
John Spear, CFA	Kurt Daum, JD
James F. Jackson Jr., CFA	R. Neal Graves, CFA, CPA

•  What were the market conditions over the reporting period?

Seems like eons ago, but just a year and a half ago, the U.S. Federal Reserve (the "Fed") had actually increased the Fed Funds rate to a range of 2.25%-2.50%. This turned out to be the highest the Fed Funds rate would go. Six-months later, the Fed began lowering interest rates, bringing the Fed Funds rate down to a range of 2.00%-2.25% when the reporting period started in August 2019. The Fed also stopped shrinking its balance sheet, all in an effort to keep the economy humming, as the effects of the trade war with China were starting to be felt here in the United States. While real GDP was somewhat weak in in the second quarter of 2019 at 1.50%, the rest of the year posted a respectable growth rate of 2.50%. However, the world was about to change in a way almost no one imagined.

Sometime in late 2019, reports were surfacing of a virus in Wuhan, China. The virus, a novel coronavirus ("COVID-19"), started spreading rapidly in Wuhan, and was soon beginning to show up in other countries. Ultimately, COVID-19 became a pandemic, and many countries around the world, including the United States, began "locking down" their economies in an effort to contain the virus. In the United States, the lockdowns began in earnest in March, and significantly affected almost every area of the economy.

Unprecedented became an everyday word, as life in the United States became unlike anything we have ever seen. With many businesses being forced to temporarily close, many people were put out of work. Monthly payrolls, which had been growing at an average of roughly 216 thousand per month since August 2019, plummeted to a loss of 1.4 million jobs in March, and an unprecedented loss of 21 million jobs in April. The unemployment rate, which was at a record low of 3.5% in February, jumped to 14.7% in April. Real GDP fell 5% in first quarter of 2020 and a record 32.9% in the second quarter of 2020, thus officially marking the economy as being in recession. Due to demand dropping precipitously from people not driving, coupled with a strong supply, the price of West Texas Intermediate ("WTI") crude oil, an indicating benchmark, actually went negative in April. This was due to investors in WTI futures contracts, which requires physical settlement, having to pay to not take delivery, forcing the price into unprecedented negative territory.

In response, federal and state governments stepped up stimulus efforts to help those out of work. Congress passed an unprecedented $1 trillion stimulus package, with unemployment benefits to temporarily supplement state payments, as well as grants/loans to businesses. The Fed significantly increased its balance sheet again, and in an unprecedented move, increased the types of bonds it can buy, to include corporate bonds.

3

USAA Mutual Funds Trust

USAA Intermediate-Term Bond Fund (continued)

Managers' Commentary (continued)

Although U.S. Treasury rates had already begun to fall by August 2019, in response to worries over the trade war with China and the economy beginning to slow, the unprecedented worldwide economic shutdown drove interest rates much lower, as investors bought U.S. Treasurys in a flight to quality. Given the Fed moving the Fed Funds rate to effectively zero and the economy only slowly beginning to reopen, U.S. Treasury rates remain at their lows. Although interest rates were already low, year over year decreases were dramatic. The two-year U.S. Treasury yield dropped 177 basis points, while 10-year and 30-year U.S. Treasury yields dropped 149 and 133 basis points, respectively. (A basis point is 1/100th of a percent.)

Given the pandemic, credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) significantly increased. Although they did not increase as much as in 2008, they increased much more rapidly. From a relatively low level in mid-February, spreads peaked in late March, which resulted in a very rapid increase. AAA, AA, A and BBB spreads widened by 10, 24, 18, and 33 basis points, respectively. High-yield spreads widened by 119 basis points. (Spreads are generally considered an indication of risk; the wider the spread, the greater the perceived risk.) Although spreads have continued to fall, they remain higher than pre-COVID-19 levels.

•  How did the USAA Intermediate-Term Bond Fund (the "Fund") perform during the reporting period?

The Fund has five share classes: Fund Shares, Institutional Shares, Class A shares (redesignated from Adviser Shares), Class C shares, and R6 Shares. For the reporting period ended July 31, 2020, the Fund Shares, Institutional Shares, Class A shares, and R6 Shares had total returns of 8.94%, 9.11%, 8.66%, and 9.14%, respectively. The Class C shares commenced operations on June 29, 2020, and from that time through July 31, 2020, had a total return of 2.09%. This compares to returns of 10.12% for the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index") and 9.07% for the Lipper Core Plus Bond Funds Index. At the same time, the Fund Shares, Institutional Shares, Class A shares, and R6 Shares provided a one-year dividend yield of 3.20%, 3.25%, 2.94%, and 3.37%, respectively, compared to 2.44% for the Lipper Core Plus Bond Funds Average.

•  What strategies did you employ during the reporting period?

The Fund produced a positive total return during the reporting period ended July 31, 2020, and underperfomed the Index, as bond prices appreciated during the reporting period and spreads widened. Relative to the Index, the Fund was helped slightly by its allocation to and, to a greater extent, our issue selection of corporate bonds. The Fund benefited from overweight positions in financial sectors, such as property and casualty, life insurance and banking. The Fund also benefitted from allocations to independent energy producers, healthcare companies, automotive, food and beverage and building materials issuers. Bond selection, especially within energy producers (independent and integrated), leisure, technology, home construction, airlines, and gaming, also added to

4

USAA Mutual Funds Trust

USAA Intermediate-Term Bond Fund (continued)

Managers' Commentary (continued)

relative returns. An underweight position in U.S. Treasury securities, which generated greater returns than the Index, hindered relative performance, which was somewhat offset by our positioning of overweighting longer-maturity U.S. Treasuries in the portfolio. Finally, our income orientation contributed positively to results. Over time, the income generated by the Fund accounts for the majority of its long-term return. As of July 31, 2020, the Fund's SEC yield was 2.63%. This compares to an SEC yield of 3.19% on July 31, 2019.

In keeping with our investment process, we continued to build the portfolio bond by bond. We seek ideas where our fundamental understanding of the credit risk is different than that of the market, working with our team of analysts to evaluate each potential investment individually. During the reporting period, we found a number of attractive opportunities as we continued to seek relative values across the fixed income market. We took advantage of periods of volatility to add or reduce select investments in corporate credit, commercial mortgage-backed securities, asset backed securities and taxable municipals.

Our analysts continued to analyze and monitor every holding in the portfolio. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Intermediate-Term Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2020

	Fund Shares	Institutional Shares	Class A shares		Class C shares		Class R6 Shares
INCEPTION DATE	8/2/99	8/1/08	8/2/10		6/29/20		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maxiumum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]	Lipper Core Plus Bond Funds Index[2]
One Year	8.94%	9.11%	8.66%	6.19%	N/A	N/A	9.14%	10.12%	9.07%
Five Year	5.20%	5.29%	4.91%	4.44%	N/A	N/A	N/A	4.46%	4.55%
Ten Year	5.45%	5.56%	N/A	N/A	N/A	N/A	N/A	3.87%	4.42%
Since Inception	N/A	N/A	5.17%	4.93%	2.09%	1.09%	6.42%	N/A	N/A

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Intermediate-Term Bond Fund — Growth of $10,000

1The unmanaged Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade rated bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

2The Lipper Core Plus Bond Funds Index measures performance of funds primarily invested in domestic investment-grade debt issues (rated in the top four grades), with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market, and with dollar-weighted average maturities of five to ten years.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust

USAA Intermediate-Term Bond Fund (continued)

12-MONTH DIVIDEND YIELD COMPARISON

7

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	July 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The USAA Intermediate-Term Bond Fund seeks high current income without undue risk to principal.

Asset Allocation*:

7/31/20

(% of Net Assets)

* Does not include futures, money market instruments, and short term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	July 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

Portfolio Ratings Mix

7/31/20

(% of Net Assets)

9

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (8.5%)
AccessLex Institute, Series 2004-2, Class A3, 0.43%(LIBOR03M+19bps), 10/25/24, Callable 7/25/31 @ 100 (a)	$2,550	$2,418
Americredit Automobile Receivables Trust, Series 2018-1, Class D, 3.82%, 3/18/24, Callable 9/18/22 @ 100	6,360	6,633
ARI Fleet Lease Trust, Series 2020-A, Class B, 2.06%, 11/15/28, Callable 4/15/23 @ 100 (b)	1,470	1,496
Ascentium Equipment Receivables Trust, Series 2017-1A, Class D, 3.80%, 1/10/24, Callable 7/10/21 @ 100 (b)	767	776
Ascentium Equipment Receivables Trust, Series 2017-2A, Class D, 3.56%, 10/10/25, Callable 1/10/22 @ 100 (b)	608	616
Avis Budget Rental Car Funding AESOP LLC, Series 2020- 1A, Class B, 2.68%, 8/20/26 (b)	4,000	3,909
Bank of The West Auto Trust, Series 2019-1, Class C, 2.90%, 4/15/25, Callable 3/15/23 @ 100 (b)	3,790	3,935
California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.33%, 4/15/25, Callable 8/15/22 @ 100	3,533	3,697
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class C, 2.49%, 5/19/26, Callable 8/19/23 @ 100 (b)	2,000	2,012
Canadian Pacer Auto Receivables Trust, Series 2019-1, Class C, 3.75%, 7/21/25, Callable 9/19/22 @ 100 (b)	3,000	3,102
CarMax Auto Owner Trust, Series 2020-3, Class C, 1.69%, 4/15/26, Callable 6/15/24 @ 100	2,500	2,505
CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25, Callable 7/15/23 @ 100	5,162	5,336
CarMax Auto Owner Trust, Series 2020-2, Class B, 2.90%, 8/15/25, Callable 7/15/23 @ 100	1,083	1,150
CarMax Auto Owner Trust, Series 2019-1, Class B, 3.45%, 11/15/24, Callable 2/15/23 @ 100	1,923	2,038
CarMax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25, Callable 9/15/23 @ 100	4,230	4,336
CarMax Auto Owner Trust, Series 2018-1, Class D, 3.37%, 7/15/24, Callable 2/15/22 @ 100	500	509
CarMax Auto Owner Trust, Series 2018-4, Class C, 3.85%, 7/15/24, Callable 11/15/22 @ 100	420	442
CCG Receivables Trust, Seies 2019-1, Class B, 3.22%, 9/14/26, Callable 11/14/22 @ 100 (b)	1,040	1,068
CNH Equipment Trust, Series 2020-A, Class B, 2.30%, 10/15/27, Callable 7/15/24 @ 100	1,100	1,107
Credit Acceptance Auto Loan Trust, Series 2018-2, Class C, 4.16%, 9/15/27, Callable 3/15/21 @ 100 (b)	8,720	9,084
Credit Acceptance Auto Loan Trust, Series 2018-1A, Class B, 3.60%, 4/15/27, Callable 6/15/21 @ 100 (b)	3,325	3,400
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class C, 2.59%, 6/15/29, Callable 1/15/24 @ 100 (b)	5,000	5,083
Credit Acceptance Auto Loan Trust, Series 2018-1, Class C, 3.77%, 6/15/27, Callable 7/15/21 @ 100 (b)	2,000	2,027
Credit Acceptance Auto Loan Trust, Series 2017-3, Class C, 3.48%, 10/15/26, Callable 11/15/21 @ 100 (b)	9,665	9,795

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Credit Acceptance Auto Loan Trust, Series 2019- 3A, Class A, 2.38%, 11/15/28 (b)	$5,000	$5,102
Dell Equipment Finance Trust, Series 2017-2, Class D, 3.27%, 10/23/23, Callable 8/22/20 @ 100 (b)	3,250	3,252
Dell Equipment Finance Trust, Series 2020-1, Class B, 2.98%, 4/24/23, Callable 10/22/22 @ 100 (b)	775	802
Dell Equipment Finance Trust, Series 2020-1, Class C, 4.26%, 6/22/23, Callable 10/22/22 @ 100 (b)	1,750	1,838
Drive Auto Receivables Trust, Series 2017-AA, Class D, 4.16%, 5/15/24, Callable 6/15/21 @ 100 (b)	725	738
Drive Auto Receivables Trust, Series 2018-1, Class D, 3.81%, 5/15/24, Callable 4/15/22 @ 100	5,000	5,113
Drive Auto Receivables Trust, Series 2020-2, Class C, 2.28%, 8/17/26, Callable 7/15/25 @ 100	1,680	1,714
Element Rail Leasing I LLC, Series 2014-1A, Class A2, 3.67%, 4/19/44 (b)	5,000	5,028
Enterprise Fleet Financing LLC, Series 2019-3, Class A2, 2.06%, 5/20/25 (b)	2,500	2,534
Evergreen Credit Card Trust, Series 2019-2, Class C, 2.62%, 9/15/24 (b)	2,096	2,110
Evergreen Credit Card Trust, Series 2019-3, Class C, 2.71%, 10/16/23 (b)	4,000	4,073
Exeter Automobile Receivables Trust, Series 2018-1, Class C, 3.03%, 1/17/23, Callable 7/15/22 @ 100 (b)	1,309	1,317
Exeter Automobile Receivables Trust, Series 2020-2A, Class B, 2.08%, 7/15/24, Callable 4/15/24 @ 100 (b)	2,156	2,181
Exeter Automobile Receivables Trust, Series 2017-3A, Class D, 5.28%, 10/15/24, Callable 5/15/22 @ 100 (b)	3,000	3,101
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 3/15/24, Callable 8/15/23 @ 100 (b)	3,731	3,827
Exeter Automobile Receivables Trust, Series 2020-1A, Class C, 2.49%, 1/15/25, Callable 4/15/24 @ 100 (b)	2,273	2,301
Exeter Automobile Receivables Trust, Series 2019-1A, Class C, 3.82%, 12/16/24, Callable 5/15/23 @ 100 (b)	5,550	5,666
ExteNet LLC, Series 2019-1A, Class A2, 3.20%, 7/26/49, Callable 1/25/23 @ 100 (b)	1,875	1,879
Flagship Credit Auto Trust, Series 2018-4, Class C, 4.11%, 10/15/24, Callable 12/15/23 @ 100 (b)	1,210	1,268
Flagship Credit Auto Trust, Series 2017-4, Class B, 2.66%, 10/17/22, Callable 8/15/22 @ 100 (b)	2,261	2,273
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56%, 7/22/24, Callable 3/20/23 @ 100	1,625	1,681
GMF Floorplan Owner Revolving Trust, Series 2018-3, Class C, 3.68%, 9/15/22 (b)	1,923	1,928
Goal Capital Funding Trust, Series 2005-2, Class A4, 0.56%(LIBOR03M+20bps), 8/25/44, Callable 8/25/20 @ 100 (a)	9,037	8,718
Hertz Vehicle Financing II LP, Series 2017-1A, Class A, 2.96%, 10/25/21 (b)	6,828	6,834
Hertz Vehicle Financing LP, Series 2019-3A, Class B, 3.03%, 12/26/25 (b)	7,000	6,995
Hertz Vehicle Financing LP, Series 2019-1A, Class B, 4.10%, 3/25/23 (b)	7,120	7,130
Hertz Vehicle Financing LP, Series 2017-2A, Class A, 3.29%, 10/25/23 (b)	2,959	2,963
Hertz Vehicle Financing LP, Series 2016-4A, Class A, 2.65%, 7/25/22 (b)	675	676
HPEFS Equipment Trust, Series 2019-1A, Class B, 2.32%, 9/20/29, Callable 4/20/22 @ 100 (b)	1,750	1,781

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 4/20/22 @ 100 (b)	$1,350	$1,368
HPEFS Equipment Trust, Series 2020-2A, Class C, 2.00%, 7/22/30, Callable 5/20/23 @ 100 (b)	3,400	3,404
HPEFS Equipment Trust, Series 2020-1A, Class C, 2.03%, 2/20/30, Callable 12/20/22 @ 100 (b)	2,851	2,851
Master Credit Card Trust, Series 2020-1A, Class C, 2.59%, 9/23/24 (b)	2,125	2,184
Master Credit Card Trust, Series 2020-1A, Class B, 2.27%, 9/23/24 (b)	833	856
MVW Owner Trust, Series 2013-1A, Class B, 2.74%, 4/22/30, Callable 8/20/20 @ 100 (b)	687	687
NextGear Floorplan Master Owner Trust, Series 2017-2A, Class B, 3.02%, 10/17/22 (b)	3,400	3,399
NP SPE II LLC, Series 2019-2A, Class A2, 3.10%, 11/19/49 (b)	9,283	9,244
NP SPE II LLC, Series 2017-1A, Class A2, 4.22%, 10/21/47, Callable 10/20/27 @ 100 (b)	5,875	5,940
NP SPE II LLC, Series 2019-2A, Class A1, 2.86%, 11/19/49 (b)	12,171	12,171
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01%, 8/15/25, Callable 1/15/23 @ 100 (b)	5,750	5,836
Santander Drive Auto Receivables Trust, Series 2017-3, Class D, 3.20%, 11/15/23, Callable 12/15/21 @ 100	1,450	1,476
Santander Drive Auto Receivables Trust, Series 2018-5, Class D, 4.19%, 12/16/24, Callable 9/15/22 @ 100	4,275	4,422
Santander Drive Auto Receivables Trust, Series 2018-2, Class D, 3.88%, 2/15/24, Callable 5/15/22 @ 100	1,665	1,710
Santander Drive Auto Receivables Trust, Series 2020-1, Class A3, 2.03%, 2/15/24, Callable 12/15/24 @ 100	1,063	1,085
Santander Retail Auto Lease Trust, Series 2019-B, Class C, 2.77%, 8/21/23, Callable 11/20/22 @ 100 (b)	1,460	1,477
Santander Retail Auto Lease Trust, Series 2019-C, Class C, 2.39%, 11/20/23, Callable 1/20/23 @ 100 (b)	1,782	1,789
Sapphire Aviation Finance Ltd., Series 2018-1A, Class A, 4.25%, 3/15/40 (b)	1,877	1,684
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23, Callable 8/20/20 @ 100 (b)	4,775	4,786
SCF Equipment Leasing LLC, Series 2019-2, Class C, 3.11%, 6/21/27, Callable 10/20/24 @ 100 (b)	5,500	5,490
SCF Equipment Leasing LLC, Series 2018-1, Class B, 3.97%, 12/20/25, Callable 8/20/20 @ 100 (b)	1,000	1,023
Securitized Term Auto Receivables Trust, Series 2017-2A, Class A4, 2.29%, 3/25/22, Callable 1/25/21 @ 100 (b)	3,266	3,283
SLM Student Loan Trust, Series 2006-2, Class B, 0.46%(LIBOR03M+22bps), 1/25/41, Callable 4/25/32 @ 100 (a)	1,853	1,563
SLM Student Loan Trust, Series 2012-6, Class B, 1.17%(LIBOR01M+100bps), 4/27/43, Callable 10/25/27 @ 100 (a)	2,500	2,190
SLM Student Loan Trust, Series 2003-14, Class B, 0.79%(LIBOR03M+55bps), 10/25/65, Callable 1/25/29 @ 100 (a)	660	579
Stack Infrastructure Issuer LLC, Series 2019-2A, Class A2, 3.08%, 10/25/44, Callable 4/25/23 @ 100 (b)	2,000	1,964
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	7,583	7,833
TCF Auto Receivables Owner Trust, Series 2015-2A, Class D, 4.24%, 8/15/22, Callable 8/15/20 @ 100 (b)	1,242	1,252

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Tesla Auto Lease Trust, Series 2020-A, Class C, 1.68%, 2/20/24, Callable 4/20/23 @ 100 (b) (c)	$2,000	$2,000
Tesla Auto Lease Trust, Series 2019-A, Class B, 2.41%, 12/20/22, Callable 11/20/22 @ 100 (b)	5,000	5,125
Transportation Finance Equipment Trust, Series 2019-1, Class C, 2.19%, 8/23/24, Callable 9/23/23 @ 100 (b)	1,250	1,258
Trillium Credit Card Trust II, Series 2020-1A, Class C, 2.63%, 12/27/24 (b)	4,900	4,863
Trillium Credit Card Trust II, Series 2020-1A, Class B, 2.33%, 12/27/24 (b)	2,912	2,947
Trinity Rail Leasing LLC, Series 2019-1, Class A, 3.82%, 4/17/49, Callable 8/17/20 @ 100 (b)	3,749	3,819
TRIP Rail Master Funding LLC, Series 2017-1A, Class A2, 3.74%, 8/15/47, Callable 4/15/24 @ 100 (b)	3,333	3,412
VB-S1 Issuer LLC, Series 2020-1A, Class C2, 3.03%, 6/15/50, Callable 6/15/24 @ 100 (b)	600	609
VB-S1 Issuer LLC, Series 2020-1A, Class D, 4.09%, 6/15/50, Callable 6/15/24 @ 100 (b)	750	759
Verizon Owner Trust, Series 2020-A, Class C, 2.06%, 7/22/24, Callable 3/20/23 @ 100	5,000	5,022
Volvo Financial Equipment LLC, Series 2019-2A, Class A4, 2.14%, 9/16/24, Callable 7/15/23 @ 100 (b)	2,500	2,595
Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.00%, 10/16/23, Callable 4/15/22 @ 100 (b)	5,000	5,154
Westlake Automobile Receivables Trust, Series 2018-3, Class C, 3.61%, 10/16/23, Callable 4/15/22 @ 100 (b)	7,686	7,820
Westlake Automobile Receivables Trust, Series 2019-2A, Class D, 3.20%, 11/15/24, Callable 11/15/22 @ 100 (b)	2,550	2,611
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 12/15/21 @ 100 (b)	9,625	9,839
World Omni Select Auto Trust, Series 2018-1A, Class D, 4.13%, 1/15/25, Callable 8/15/22 @ 100 (b)	2,500	2,586
		323,262
Total Asset-Backed Securities (Cost $321,178)		323,262
Collateralized Mortgage Obligations (16.2%)
Annisa CLO Ltd., Series 2016-2, Class BR, 1.92%(LIBOR03M+165bps), 7/20/31, Callable 10/20/20 @ 100 (a) (b)	10,000	9,664
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class C, 3.72%, 5/15/53 (b) (d)	1,500	1,554
ARES LII CLO Ltd., Series 2019-52A, Class B, 2.11%(LIBOR03M+185bps), 4/22/31, Callable 4/22/21 @ 100 (a) (b)	5,000	4,902
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class D, 1.97%(LIBOR01M+180bps), 9/15/32 (a) (b)	3,585	3,245
Austin Fairmont Hotel Trust, Series 2019-FAIR, Class A, 1.22%(LIBOR01M+105bps), 9/15/32 (a) (b)	5,000	4,794
Aventura Mall Trust, Series 2018-AVM, Class D, 4.11%, 7/5/40 (b) (d)	2,420	2,140
Ballyrock CLO Ltd., Series 2020-1A, Class A2, 2.69%(LIBOR03M+240bps), 7/20/30, Callable 7/20/21 @ 100 (a) (b)	2,500	2,500
Ballyrock CLO Ltd., Series 2020-1A, Class X, 1.29%(LIBOR03M+100bps), 7/20/30, Callable 7/20/21 @ 100 (a) (b)	2,300	2,300

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class C, 3.60%, 4/14/33 (b) (d)	$6,450	$6,834
BAMLL Commercial Mortgage Securities Trust, Series 2020-BOC, Class C, 3.03%, 1/15/32 (b)	5,000	5,138
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class D, 3.60%(LIBOR01M+105bps), 4/14/33 (a) (b)	11,735	12,130
BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class B, 3.49%, 4/14/33 (b)	13,485	14,345
Bank, Series 2019-BNK22, Class AS, 3.21%, 11/15/62	9,000	9,747
Bank, Series 2019-BN23, Class AS, 3.20%, 11/15/29	5,000	5,502
Bank, Series 2017-BNK8, Class AS, 3.73%, 11/15/50	7,000	7,737
Bank, Series 2020-BN27, Class XA, 1.16%, 4/15/63 (d) (e)	37,962	3,546
Bank, Series 2017-BNK4, Class AS, 3.78%, 5/15/50	5,000	5,608
Barclays Commercial Mortgage Trust, Series 2019-C5, Class AS, 3.37%, 11/15/52	5,000	5,537
BBCMS Mortgage Trust, Series 2020-C7, Class XA, 1.63%, 4/15/53 (d) (e)	17,795	1,996
BBCMS Trust, Series 2013-TYSN, Class B, 4.04%, 9/5/32 (b)	3,500	3,496
BBCMS Trust, Series 2013-TYSN, Class A2, 3.76%, 9/5/32 (b)	9,584	9,583
BBCRE Trust, Series 2015-GTP, Class A, 3.97%, 8/10/33 (b)	5,935	6,536
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR7, Class B, 5.21%, 2/11/41 (d)	579	554
Benchmark Mortgage Trust, Series 2019-B12, Class AS, 3.42%, 8/15/52	3,828	4,317
Benchmark Mortgage Trust, Series 2020-B18, Class A5, 1.93%, 7/15/53, Callable 7/11/30 @ 100	4,000	4,139
Benchmark Mortgage Trust, Series 2020-B18, Class XA, 1.92%, 7/15/53 (d)	40,138	5,011
Benchmark Mortgage Trust, Series 2019-B14, Class AS, 3.35%, 12/15/61	5,000	5,521
BX Commercial Mortgage Trust, Series 2019-XL, Class D, 1.62%(LIBOR01M+145bps), 10/15/36 (a) (b)	3,797	3,775
BX Commercial Mortgage Trust, Series 2019-XL, Class C, 1.42%(LIBOR01M+125bps), 10/15/36 (a) (b)	7,594	7,535
BX Commercial Mortgage Trust, Series 2020-VIV2, Class C, 3.66%, 3/9/44 (b) (d)	10,000	9,606
BX Commercial Mortgage Trust, Series 2020-BXLP, Class D, 1.42%(LIBOR01M+125bps), 12/15/29 (a) (b)	2,997	2,944
BX Commercial Mortgage Trust, Series 2019-XL, Class B, 1.25%(LIBOR01M+108bps), 10/15/36 (a) (b)	2,441	2,435
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class AJ, 5.74%, 12/15/47 (b) (d)	7,000	7,260
CGMS Commercial Mortgage Trust, Series 2017-B1, Class A4, 3.46%, 8/15/50 (f)	8,050	9,070
CIFC Funding Ltd., Series 2017-I, Class B, 1.97%(LIBOR03M+170bps), 4/23/29, Callable 1/21/21 @ 100 (a) (b)	3,500	3,397
CIFC Funding Ltd., Series 2017-III, Class A1, 1.49%(LIBOR03M+122bps), 7/20/30, Callable 10/20/20 @ 100 (a) (b)	5,000	4,926
Citigroup Commercial Mortgage Trust, Series 2016-C2, Class A4, 2.83%, 8/10/49	8,293	8,937
Citigroup Commercial Mortgage Trust, Series 2020-555, Class D, 3.23%, 12/10/41 (b)	5,000	4,953
Citigroup Commercial Mortgage Trust, Series 2020-555, Class B, 2.83%, 12/10/41 (b)	4,000	4,142

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class A, 3.34%, 5/10/36 (b)	$3,750	$3,995
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class D, 4.35%, 5/10/36 (b)	1,850	1,866
COMM Mortgage Trust, Series 2015-PC1, Class B, 4.36%, 7/10/50 (d)	3,399	3,537
COMM Mortgage Trust, Series 2013-CCRE11, Class AM, 4.72%, 8/10/50 (d)	5,000	5,491
COMM Mortgage Trust, Series 2020-CBM, Class C, 3.40%, 11/13/39 (b)	2,625	2,529
COMM Mortgage Trust, Series 2019-GC44, Class AM, 3.26%, 8/15/57	5,000	5,507
COMM Mortgage Trust, Series 2015-PC1, Class AM, 4.29%, 7/10/50 (d)	3,000	3,231
COMM Mortgage Trust, Series 2014-277P, Class A, 3.61%, 8/10/49 (b) (d)	9,500	10,238
COSMO Mortgage Trust, Series 2017-CSMO, Class C, 1.67%(LIBOR01M+150bps), 11/15/36 (a) (b)	7,000	6,694
CSMC Trust, Series 2020-West, Class A, 3.04%, 2/15/35 (b)	2,500	2,392
CSMC Trust, Series 2019-UVIL, Class C, 3.39%, 12/15/41 (b) (d)	5,000	4,239
DBCG Mortgage Trust, Series 2017-BBG, Class A, 0.87%(LIBOR01M+70bps), 6/15/34 (a) (b)	7,000	6,908
DBJPM Mortgage Trust, Series 2016-SFC, Class A, 2.83%, 8/10/36 (b)	5,000	4,714
DBJPM Mortgage Trust, Series 2016-C1, Class A4, 3.28%, 5/10/49	5,228	5,761
DBJPM Mortgage Trust, Series 2016-SFC, Class B, 3.24%, 8/10/36 (b)	2,500	2,288
DBUBS Mortgage Trust, Series 2011-LC3, Class B, 5.33%, 8/10/44 (b) (d)	1,950	1,983
Dryden Senior Loan Fund, Series 2016-42A, Class BR, 1.82%(LIBOR03M+155bps), 7/15/30, Callable 10/15/20 @ 100 (a) (b)	5,000	4,778
Dryden Senior Loan Fund, Series 2016-43A, Class BR, 2.02%(LIBOR03M+175bps), 7/20/29, Callable 10/20/20 @ 100 (a) (b)	4,000	3,918
Flatiron CLO 18 Ltd., Series 2018-1A, Class A, 1.22%(LIBOR03M+95bps), 4/17/31, Callable 10/17/20 @ 100 (a) (b)	3,500	3,404
FREMF Mortgage Trust, Series 2019-K99, Class B, 3.65%, 9/25/29 (b) (d)	10,000	11,069
FREMF Mortgage Trust, Series 2017-K724, Class B, 3.48%, 11/25/23 (b) (d)	7,000	7,339
Goldentree Loan Management U.S. CLO 8 Ltd., Series 2020-8A, Class B1(LIBOR03M+210bps), 7/20/31 (a) (b) (c)	5,000	5,000
Golub Capital Partners 48 LP, Series 2020-48A, Class B1, 2.07%(LIBOR03M+180bps), 4/17/33, Callable 4/17/24 @ 100 (a) (b)	4,350	4,202
GS Mortgage Securities Corp. Trust, Series 2020-UPTN, Class B, 2.95%, 12/10/39 (b)	1,735	1,726
GS Mortgage Securities Trust, Series 2012-ALOH, Class A, 3.55%, 4/10/34 (b)	3,534	3,564
GS Mortgage Securities Trust, Series 2012-GC6, Class AS, 4.95%, 1/10/45 (b)	3,000	3,108
GS Mortgage Securities Trust, Series 2019-GSA1, Class AS, 3.34%, 11/10/52	10,000	10,938
GS Mortgage Securities Trust, Series 2019-GSA1, Class A4, 3.05%, 11/10/52	7,000	7,828
GS Mortgage Securities Trust, Series 2020-GC45, Class AS, 3.17%, 2/13/53	3,750	4,037
Houston Galleria Mall Trust, Series 2015-HGLR, Class A1A2, 3.09%, 3/5/37 (b)	5,100	5,177
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.44%, 7/10/39 (b) (d)	8,187	8,382

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 8/10/38 (b)	$8,020	$8,650
Hudson Yards Mortgage Trust, Series 2019-55HY, Class D, 2.94%, 12/10/41 (b) (d)	10,672	10,467
Jackson Park Trust, Series 2019-LIC, Class C, 3.13%, 10/14/39 (b) (d)	5,000	5,178
Jackson Park Trust, Series 2019-LIC, Class A, 2.77%, 10/14/39 (b)	5,000	5,375
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class AJ, 6.07%, 4/17/45 (d)	1,002	381
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class C, 5.65%, 11/15/43 (b) (d)	4,000	4,022
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class XA, 1.77%, 10/15/45 (d) (e)	19,007	578
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class D, 3.78%, 6/5/39 (b) (d)	2,000	2,000
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-OSB, Class C, 3.75%, 6/5/39 (b) (d)	1,614	1,677
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class AS, 5.42%, 8/15/46 (b) (d)	6,100	6,309
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class C, 4.11%, 12/15/47 (d)	3,045	3,059
KNDL Mortgage Trust, Series 2019-KNSQ, Class E, 1.97%(LIBOR01M+180bps), 5/15/36 (a) (b)	2,500	2,406
LCM LP, Series 18A, Class A1R, 1.29%(LIBOR03M+102bps), 4/20/31, Callable 10/20/20 @ 100 (a) (b)	1,000	975
Magnetite Ltd., Series 2015-12A, Class BRRA, 1.87%(LIBOR03M+160bps), 10/15/31, Callable 10/15/20 @ 100 (a) (b)	3,240	3,141
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class XA, 1.61%, 11/15/45 (b) (d) (e)	18,876	500
Morgan Stanley Bank of America Merrill Lynch Trust, Series C17, Class A5, 3.74%, 8/15/47, Callable 7/11/24 @ 100	5,000	5,438
Morgan Stanley Capital I Trust, Series 2017-CLS, Class E, 2.12%(LIBOR01M+195bps), 11/15/34 (a) (b)	1,140	1,110
Morgan Stanley Capital I Trust, Series 2017-CLS, Class A, 0.87%(LIBOR01M+70bps), 11/15/34 (a) (b)	2,105	2,094
Morgan Stanley Capital I Trust, Series 2017-CLS, Class B, 1.02%(LIBOR01M+85bps), 11/15/34 (a) (b)	1,100	1,085
Morgan Stanley Capital I Trust, Series 2017-CLS, Class C, 1.17%(LIBOR01M+100bps), 11/15/34 (a) (b)	2,745	2,693
Morgan Stanley Capital I Trust, Series 2020-CNP, Class A, 2.51%, 4/5/42 (b) (d)	1,000	1,057
Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class BR2, 1.75%(LIBOR03M+150bps), 1/28/30, Callable 1/28/21 @ 100 (a) (b)	5,000	4,836
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-29A, Class B1, 1.97%(LIBOR03M+170bps), 10/19/31, Callable 10/19/20 @ 100 (a) (b)	4,000	3,879
Neuberger Berman Loan Advisers CLO Ltd., Series 2018-29A, Class B2, 4.60%, 10/19/31, Callable 10/19/20 @ 100 (b)	5,000	4,994
Oaktree EIF Ltd., Series 2016-IIIA, Class B, 2.27%(LIBOR03M+200bps), 10/20/27, Callable 10/20/20 @ 100 (a) (b)	10,000	9,864
Octagon Investment Partners 42 Ltd., Series 2019-3A, Class B1, 2.23%(LIBOR03M+195bps), 4/15/31, Callable 4/15/21 @ 100 (a) (b)	5,000	4,921

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Octagon Investment Partners 47 Ltd., Series 2020-1A, Class B, 2.85%(LIBOR03M+260bps), 4/20/31, Callable 7/20/21 @ 100 (a) (b)	$3,000	$3,010
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class CR2, 1.94%(LIBOR03M+170bps), 1/25/31, Callable 10/25/20 @ 100 (a) (b)	2,750	2,561
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 9/13/49 (b)	11,040	11,910
Palmer Square Loan Funding Ltd., Series 2020-1A, Class B, 2.28%(LIBOR03M+190bps), 2/20/28, Callable 2/20/21 @ 100 (a) (b)	2,000	1,916
Palmer Square Loan Funding Ltd., Series 2019-3, Class B, 2.48%(LIBOR03M+210bps), 8/20/27, Callable 8/20/20 @ 100 (a) (b)	5,000	4,874
Palmer Square Loan Funding Ltd., Series 2020-3A, Class B, 3.61%(LIBOR03M+330bps), 7/20/28, Callable 7/20/21 @ 100 (a) (b)	2,800	2,790
Palmer Square Loan Funding Ltd., Series 2019-4, Class A2, 1.86%(LIBOR03M+160bps), 10/24/27, Callable 10/24/20 @ 100 (a) (b)	4,500	4,399
Palmer Square Loan Funding Ltd., Series 2019-2, Class B, 2.52%(LIBOR03M+225bps), 4/20/27, Callable 10/20/20 @ 100 (a) (b)	5,000	4,833
Palmer Square Loan Funding Ltd., Series 2019-4, Class B, 2.36%(LIBOR03M+210bps), 10/24/27, Callable 10/24/20 @ 100 (a) (b)	5,000	4,894
Race Point CLO Ltd., Series 2016-10A, Class B1R, 1.89%(LIBOR03M+165bps), 7/25/31, Callable 10/25/20 @ 100 (a) (b)	5,000	4,775
Sound Point CLO VII-R Ltd., Series 2014-3RA, Class C, 2.51%(LIBOR03M+225bps), 10/23/31, Callable 10/23/20 @ 100 (a) (b)	5,000	4,752
Sound Point CLO XVIII Ltd., Series 2017-4A, Class B, 2.07%(LIBOR03M+180bps), 1/21/31, Callable 10/20/20 @ 100 (a) (b)	1,000	933
Stewart Park CLO Ltd., Series 2015-1A, Class A2R, 1.53%(LIBOR03M+125bps), 1/15/30, Callable 10/15/20 @ 100 (a) (b)	2,000	1,912
Stratus CLO Ltd., Series 2020-1A, Class A, 3.29%(LIBOR03M+198bps), 4/30/28, Callable 4/20/21 @ 100 (a) (b)	3,000	3,004
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class B1, 0.69%(LIBOR01M+50bps), 7/19/35, Callable 8/19/20 @ 100 (a)	1,258	1,138
TIAA CLO I Ltd., Series 2016-1A, Class B2R, 4.59%, 7/20/31, Callable 10/20/20 @ 100 (b)	2,500	2,496
TIAA CLO I Ltd., Series 2016-1A, Class B1R, 2.02%(LIBOR03M+175bps), 7/20/31, Callable 10/20/20 @ 100 (a) (b)	2,500	2,408
TIAA CLO IV Ltd., Series 2018-1A, Class A2, 1.97%(LIBOR03M+170bps), 1/20/32, Callable 1/20/21 @ 100 (a) (b)	5,000	4,804
Trinitas CLO Ltd., Series 2019-11A, Class B1, 2.58%(LIBOR03M+230bps), 7/15/32, Callable 7/15/21 @ 100 (a) (b)	5,000	4,977
Trinitas CLO Ltd., Series 2019-11A, Class A2, 2.23%(LIBOR03M+195bps), 7/15/32, Callable 7/15/21 @ 100 (a) (b)	5,610	5,395
Tryon Park CLO Ltd., Series 2013-1A, Class A1SR, 1.17%(LIBOR03M+89bps), 4/15/29, Callable 10/15/20 @ 100 (a) (b)	5,000	4,936
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.07%, 5/10/45 (b) (d)	23,209	571
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class AS, 5.15%, 1/10/45 (b)	4,756	4,946
Venture CLO Ltd., Series 2014-16A, Class ARR, 1.13%(LIBOR03M+85bps), 1/15/28, Callable 10/15/20 @ 100 (a) (b)	4,231	4,180
Voya CLO Ltd., Series 2013-2A, Class A1R, 1.21%(LIBOR03M+97bps), 4/25/31, Callable 10/25/20 @ 100 (a) (b)	8,750	8,476

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Voya CLO Ltd., Series 2019-4A, Class A1, 1.62%(LIBOR03M+134bps), 1/15/33, Callable 1/15/22 @ 100 (a) (b)	$5,000	$4,920
Voya CLO Ltd., Series 2019-4A, Class B, 2.27%(LIBOR03M+200bps), 1/15/33, Callable 1/15/22 @ 100 (a) (b)	4,500	4,411
Voya CLO Ltd., Series 2018-3, Class B, 1.92%(LIBOR03M+165bps), 10/15/31, Callable 10/15/20 @ 100 (a) (b)	2,500	2,406
Voya CLO Ltd., Series 2017-1, Class A2, 1.87%(LIBOR03M+160bps), 4/17/30, Callable 10/17/20 @ 100 (a) (b)	3,000	2,900
Voya CLO Ltd., Series 2015-3A, Class BR, 2.47%(LIBOR03M+220bps), 10/20/31, Callable 10/20/20 @ 100 (a) (b)	1,250	1,176
Voya CLO Ltd., Series 2020-1A, Class B1, 2.50%(LIBOR03M+220bps), 7/16/31, Callable 7/16/21 @ 100 (a) (b)	2,000	2,000
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class B, 4.55%, 9/15/57 (d)	2,000	1,952
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class B, 4.22%, 12/15/48 (d)	5,000	5,234
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class AS, 3.97%, 12/15/48	3,500	3,763
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class B, 5.28%, 11/15/43 (b) (d)	3,000	3,007
Wells Fargo Commercial Mortgage Trust, Series 2020-C56, Class AS, 3.11%, 6/15/53	2,000	2,163
Wells Fargo Commercial Mortgage Trust, Series 2018-AUS, Class A, 4.06%, 7/17/36 (b) (d)	4,200	4,657
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 1.53%, 12/15/45 (b) (d) (e)	58,811	1,762
WFRBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.17%, 2/15/44 (b) (d)	6,000	6,007
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, 5.66%, 11/15/44 (b) (d)	5,348	5,525
		622,661
Total Collateralized Mortgage Obligations (Cost $615,371)		622,661
Preferred Stocks (1.0%)
Consumer Staples (0.6%):
CHS, Inc., cumulative redeemable, Series 2, 7.10%(LIBOR03M+429bps) (a) (g)	400,000	10,080
Dairy Farmers of America, Inc., cumulative redeemable, 7.88% (b) (g)	150,000	13,200
		23,280
Financials (0.4%):
American Overseas Group Ltd., non-cumulative, Series A(LIBOR03M+356bps), 12/15/66 (a) (h) (i)	2,000	500
Citigroup Capital, cumulative redeemable, 6.64%(LIBOR03M+637bps), 10/30/40 (a)	87,500	2,363
CoBank ACB, 1.45% (b) (g)	2,000	1,220
Delphi Financial Group, Inc., 3.58%(LIBOR03M+319bps), 5/15/37 (a) (i)	369,987	7,770
U.S. Bancorp, non-cumulative, Series A, 3.50%(LIBOR03M+102bps) (g)	5,000	4,189
		16,042
Total Preferred Stocks (Cost $42,416)		39,322

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Convertible Corporate Bonds (0.0%) (j)
Energy (0.0% (j)):
Whiting Petroleum Corp., 1.25%, 12/1/20 (k) (l)	$2,500	$472
Total Convertible Corporate Bonds (Cost $2,500)		472
Senior Secured Loans (2.9%)
Allen Media LLC, 5.81%(LIBOR03M+550bps), 2/10/27 (a)	997	962
Alterra Mountain Co., 1st Lien Term Loan B, 5.50%(LIBOR01M+450bps), 5/13/26 (a) (c)	4,988	4,950
AssuredPartners, Inc., 1st Lien Term Loan B, 5.50%(LIBOR01M+450bps), 2/13/27 (a)	1,496	1,481
Bass Pro Group LLC, Term Loan B, 6.07%(LIBOR06M+500bps), 12/16/23 (a)	2,992	2,972
Blackstone CQP Holdco LP, 1st Lien Term Loan B, 3.81%(LIBOR03M+350bps), 6/20/24 (a)	9,410	9,136
Buckeye Partners LP, 1st Lien Term Loan, 2.92%(LIBOR01M+275bps), 12/16/26 (a)	1,995	1,947
California Resources Corp., 5.75%(LIBOR03M+475bps), 12/31/22 (a) (k)	5,000	1,811
CenturyLink, Inc., 2.43%(LIBOR01M+225bps), 3/15/27 (a) (c)	4,985	4,793
CITGO Petroleum Corp., 6.00%(LIBOR06M+500bps), 3/22/24 (a)	1,440	1,390
Clear Channel Outdoor Holdings, Inc., 4.26%(LIBOR03M+350bps), 11/25/26 (a)	4,965	4,407
ClubCorp Holdings, Inc., 1st Lien Term Loan B, 3.06%(LIBOR03M+275bps), 9/18/24 (a)	2	2
Delta Air Lines, Inc., 5.75%(LIBOR03M+475bps), 4/27/23 (a)	2,500	2,457
Elanco Animal Health, Inc., 1.91%(LIBOR01M+175bps), 2/4/27 (a) (c)	4,000	3,895
Endo International PLC, 1st Lien Term Loan B, 5.00%(LIBOR03M+425bps), 4/29/24 (a)	4,912	4,689
Epic Crude Services, LP, 5.37%(LIBOR03M+500bps), 3/1/26 (a)	4,000	3,117
Graham Packaging Co., Inc., 4.50%(LIBOR01M+375bps), 7/28/27 (a) (c)	1,500	1,495
H-Food Holdings LLC, 1st Lien Term Loan, 3.87%(LIBOR01M+369bps), 5/31/25 (a)	4,962	4,782
H-Food Holdings LLC, 1st Lien Term Loan B3, 6.00%(LIBOR01M+500bps), 5/31/25 (a)	500	493
HUB International Ltd., 1st Lien Term Loan B, 5.00%(LIBOR03M+400bps), 4/25/25 (a)	3,965	3,967
iHeartCommunications, InC., 1st Lien Term Loan B, 4.75%(LIBOR01M+400bps), 5/1/26 (a)	1,000	970
Mauser Packaging Solutions Holding Co., 1st Lien Term Loan B, 3.52%(LIBOR03M+325bps), 4/3/24 (a)	4,288	3,996
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.25%(LIBOR03M+525bps), 6/25/27 (a)	3,000	2,991
Sally Holdings LLC, 1st Lien Term Loan B2, 4.50%(LIBOR+450bps), 7/5/24 (a)	4,000	3,980
Serta Simmons Bedding LLC, 1st Lien Term Loan B, 4.50%(LIBOR03M+350bps), 11/8/23 (a)	9,300	2,200
Solera LLC, 1st Lien Term Loan B, 2.93%(LIBOR01M+275bps), 3/3/23 (a)	6,404	6,285
Sunshine Luxembourg VII S.A.R.L, 1st Lien Term Loan B, 5.32%(LIBOR06M+425bps), 10/2/26 (a)	5,970	5,936

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
The Ultimate Software Group, Inc., 1st Lien Term Loan, 4.75%(LIBOR03M+400bps), 5/3/26 (a)	$500	$500
T-Mobile USA, Inc., 1st Lien Tem Loan B, 3.18%(LIBOR01M+300bps), 4/1/27 (a) (c)	4,000	4,013
Vertical US Newco, Inc., 6/30/27 (a) (c) (r)	3,500	3,449
Western Digital Corp., 1.67%(LIBOR01M+150bps), 2/27/23 (a)	2,433	2,383
Whatabrands LLC, 2.92%(LIBOR01M+275bps), 8/3/26 (a)	12,384	11,914
Zayo Group Holdings, Inc., 3.18%(LIBOR01M+300bps), 2/21/27 (a)	2,494	2,419
		109,782
Total Senior Secured Loans (Cost $118,697)		109,782
Corporate Bonds (41.5%)
Communication Services (1.7%):
AT&T, Inc. 2.75%, 6/1/31, Callable 3/1/31 @ 100	5,000	5,360
4.50%, 5/15/35, Callable 11/15/34 @ 100	10,000	11,999
3.65%, 6/1/51, Callable 12/1/50 @ 100	3,000	3,288
3.30%, 2/1/52, Callable 8/1/51 @ 100 (c)	5,000	5,172
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/1/31, Callable 7/1/25 @ 102.13 (b)	1,000	1,044
Comcast Corp., 4.20%, 8/15/34, Callable 2/15/34 @ 100	5,000	6,428
iHeartCommunications, Inc., 4.75%, 1/15/28, Callable 1/15/23 @ 102.38 (b)	1,000	994
Lamar Media Corp., 4.00%, 2/15/30, Callable 2/15/25 @ 102 (b)	500	505
Live Nation Entertainment, Inc., 6.50%, 5/15/27, Callable 5/15/23 @ 104.88 (b)	500	538
Qwest Corp., 6.75%, 12/1/21	6,000	6,400
Sprint Spectrum, 3.36%, 3/20/23 (b)	1,875	1,901
Sprint Spectrum Co. LLC, 5.15%, 9/20/29 (b)	5,000	5,848
T-Mobile USA, Inc., 2.55%, 2/15/31, Callable 11/15/30 @ 100 (b)	5,000	5,185
TripAdvisor, Inc., 7.00%, 7/15/25, Callable 7/15/22 @ 103.5 (b)	1,000	1,048
Verizon Communications, Inc., 4.50%, 8/10/33	10,000	13,029
Zayo Group Holdings, Inc., 4.00%, 3/1/27, Callable 3/1/21 @ 102 (b)	500	501
		69,240
Consumer Discretionary (2.2%):
Asbury Automotive Group, Inc.
4.50%, 3/1/28, Callable 3/1/23 @ 102.25 (b)	1,000	1,025
4.75%, 3/1/30, Callable 3/1/25 @ 102.38 (b)	2,000	2,055
AutoNation, Inc., 4.75%, 6/1/30, Callable 3/1/30 @ 100	11,000	12,794
Booking Holdings, Inc., 4.63%, 4/13/30, Callable 1/13/30 @ 100	5,000	6,097
Choice Hotels International, Inc., 3.70%, 1/15/31, Callable 10/15/30 @ 100	8,000	8,301
Dollar General Corp., 3.50%, 4/3/30, Callable 1/3/30 @ 100	3,000	3,468
Ford Motor Co., 9.63%, 4/22/30, Callable 1/22/30 @ 100	125	164
Hasbro, Inc., 3.90%, 11/19/29, Callable 8/19/29 @ 100 (f)	5,000	5,306
Hyatt Hotels Corp., 5.75%, 4/23/30, Callable 1/23/30 @ 100	1,000	1,135
International Game Technology PLC, 5.25%, 1/15/29, Callable 1/15/24 @ 102.63 (b)	2,500	2,551
Lear Corp., 3.50%, 5/30/30, Callable 2/28/30 @ 100	5,000	5,074
Lithia Motors, Inc., 4.63%, 12/15/27, Callable 12/15/22 @ 103.47 (b)	325	346
Lowe's Cos., Inc., 4.50%, 4/15/30, Callable 1/15/30 @ 100	3,000	3,752

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
M/I Homes, Inc., 4.95%, 2/1/28, Callable 2/1/23 @ 103.71	$2,737	$2,824
Marriott International, Inc. 5.75%, 5/1/25, Callable 4/1/25 @ 100 (f)	1,227	1,364
4.63%, 6/15/30, Callable 3/15/30 @ 100	7,000	7,488
NCL Corp. Ltd. 12.25%, 5/15/24, Callable 2/15/24 @ 100 (b)	4,000	4,351
3.63%, 12/15/24, Callable 12/15/21 @ 101.81 (b)	2,000	1,319
10.25%, 2/1/26, Callable 8/1/23 @ 105.13 (b)	2,000	1,990
Newell Brands, Inc., 4.20%, 4/1/26, Callable 1/1/26 @ 100	1,000	1,084
NVR, Inc., 3.00%, 5/15/30, Callable 11/15/29 @ 100	3,000	3,251
Royal Caribbean Cruises Ltd., 3.70%, 3/15/28, Callable 12/15/27 @ 100	3,050	2,136
Starbucks Corp., 2.55%, 11/15/30, Callable 8/15/30 @ 100	3,000	3,214
Vanderbilt University Medical Center, 4.17%, 7/1/37, Callable 1/1/37 @ 100	1,445	1,832
Volkswagen Group of America Finance LLC 3.20%, 9/26/26, Callable 7/26/26 @ 100 (b)	1,184	1,297
3.75%, 5/13/30 (b)	3,000	3,419
		87,637
Consumer Staples (1.2%):
Albertsons Cos., Inc./ Safeway, Inc. /New Albertsons LP/Albertsons LLC, 6.63%, 6/15/24, Callable 9/10/20 @ 103.31	3,000	3,120
Anheuser-Busch InBev Worldwide, Inc., 4.38%, 4/15/38, Callable 10/15/37 @ 100	5,000	5,969
BAT Capital Corp., 4.39%, 8/15/37, Callable 2/15/37 @ 100	2,000	2,286
Bunge Ltd. Finance Corp., 3.25%, 8/15/26, Callable 5/15/26 @ 100	5,000	5,338
Kraft Heinz Foods Co., 4.63%, 10/1/39, Callable 4/1/39 @ 100 (b)	5,000	5,242
Smithfield Foods, Inc. 4.25%, 2/1/27, Callable 11/1/26 @ 100 (b)	5,000	5,201
5.20%, 4/1/29, Callable 1/1/29 @ 100 (b)	5,167	5,749
Sysco Corp., 5.95%, 4/1/30, Callable 1/1/30 @ 100	3,131	3,976
The J.M. Smucker Co., 2.38%, 3/15/30, Callable 12/15/29 @ 100	5,000	5,288
U.S. Foods, Inc., 6.25%, 4/15/25, Callable 4/15/22 @ 103.13 (b)	500	536
		42,705
Energy (6.5%):
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp., 7.50%, 5/1/25, Callable 9/10/20 @ 105.63 (b)	3,000	2,099
Boardwalk Pipelines LP 4.95%, 12/15/24, Callable 9/15/24 @ 100	4,000	4,362
4.45%, 7/15/27, Callable 4/15/27 @ 100	17,000	18,119
Buckeye Partners LP 4.35%, 10/15/24, Callable 7/15/24 @ 100 (m)	2,500	2,504
3.95%, 12/1/26, Callable 9/1/26 @ 100	8,000	8,018
Cameron LNG LLC, 3.30%, 1/15/35, Callable 9/15/34 @ 100 (b)	7,727	8,758
Cheniere Corpus Christi Holdings LLC, 3.70%, 11/15/29, Callable 5/18/29 @ 100 (b)	5,000	5,280
Cheniere Energy Partners LP, 4.50%, 10/1/29, Callable 10/1/24 @ 102.25	1,000	1,059
Chevron Phillips Chemical Co. LLC, 3.40%, 12/1/26, Callable 9/1/26 @ 100 (b)	5,000	5,458
Continental Resources, Inc., 4.50%, 4/15/23, Callable 1/15/23 @ 100 (f)	1,500	1,500
DCP Midstream Operating LP, 5.85%(LIBOR03M+385bps), 5/21/43, Callable 5/21/23 @ 100 (a) (b)	5,000	3,833

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Diamondback Energy, Inc., 3.50%, 12/1/29, Callable 9/1/29 @ 100	$4,500	$4,501
Enable Midstream Partners LP, 4.15%, 9/15/29, Callable 6/15/29 @ 100	5,000	4,514
Energy Transfer Operating LP 7.12%(H15T5Y+531bps), Callable 5/15/30 @ 100 (a) (g)	7,010	5,820
2.90%, 5/15/25, Callable 4/15/25 @ 100	5,000	5,054
3.70%(LIBOR03M+302bps), 11/1/66, Callable 9/10/20 @ 100 (a)	5,000	2,419
EnLink Midstream LLC, 5.38%, 6/1/29, Callable 3/1/29 @ 100	4,000	3,180
Enterprise Products Operating LLC, 3.20%, 2/15/52, Callable 8/15/51 @ 100 (c)	7,000	6,959
EQT Corp. 3.00%, 10/1/22, Callable 9/1/22 @ 100 (m)	3,000	2,980
7.00%, 2/1/30, Callable 11/1/29 @ 100	4,071	4,718
EQT Midstream Partners LP 4.13%, 12/1/26, Callable 9/1/26 @ 100	9,000	8,757
5.50%, 7/15/28, Callable 4/15/28 @ 100	5,000	5,188
Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100	4,305	4,534
Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%, 11/1/28, Callable 11/1/23 @ 103.13 (b)	10,000	9,276
Marathon Petroleum Corp., 4.75%, 9/15/44, Callable 3/15/44 @ 100	5,000	5,688
Midwest Connector Capital Co. LLC, 4.63%, 4/1/29, Callable 1/1/29 @ 100 (b)	15,000	15,046
MPLX LP, 4.00%, 2/15/25, Callable 11/15/24 @ 100 (m)	7,500	8,148
Northwest Pipeline LLC, 4.00%, 4/1/27, Callable 1/1/27 @ 100	6,955	7,781
NuStar Logistics LP 4.80%, 9/1/20	5,000	4,992
4.75%, 2/1/22, Callable 11/1/21 @ 100 (m)	3,000	2,990
Occidental Petroleum Corp. 8.00%, 7/15/25, Callable 4/15/25 @ 100 (m)	2,000	2,189
3.50%, 8/15/29, Callable 5/15/29 @ 100	2,093	1,859
ONEOK, Inc. 4.35%, 3/15/29, Callable 12/15/28 @ 100	4,917	5,057
3.10%, 3/15/30, Callable 12/15/29 @ 100	5,000	4,711
6.35%, 1/15/31, Callable 10/15/30 @ 100	3,000	3,485
Phillips 66 Partners LP, 3.55%, 10/1/26, Callable 7/1/26 @ 100	5,000	5,415
Rockies Express Pipeline LLC, 4.95%, 7/15/29, Callable 4/15/29 @ 100 (b)	19,960	19,485
Sabal Trail Transmission LLC, 4.68%, 5/1/38, Callable 11/1/37 @ 100 (b)	5,000	5,766
Sabine Pass Liquefaction LLC, 4.50%, 5/15/30, Callable 11/15/29 @ 100 (b)	3,000	3,457
Southwestern Energy Co., 6.20%, 1/23/25, Callable 10/23/24 @ 100 (m) (n)	5,000	4,648
Spectra Energy Partners LP, 3.38%, 10/15/26, Callable 7/15/26 @ 100	5,000	5,510
Tallgrass Energy Partners LP/Tallgrass Energy Finance, 5.50%, 1/15/28, Callable 1/15/23 @ 102.75 (b)	2,936	2,613
Transocean Pontus Ltd., 6.13%, 8/1/25, Callable 8/1/21 @ 104.59 (b)	557	522
Valero Energy Corp., 4.00%, 4/1/29, Callable 1/1/29 @ 100 (f)	3,000	3,426
Viper Energy Partners LP, 5.38%, 11/1/27, Callable 11/1/22 @ 102.69 (b)	4,000	4,206
Western Midstream Operating LP, 3.10%, 2/1/25, Callable 1/1/25 @ 100	3,865	3,833
		249,717
Financials (13.6%):
Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100	5,000	5,509
American Equity Investment Life Holding Co., 5.00%, 6/15/27, Callable 3/15/27 @ 100	5,000	5,481

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
American International Group, Inc., 8.17%(LIBOR03M+420bps), 5/15/68, Callable 5/15/38 @ 100 (a)	$2,000	$2,776
Apollo Management Holdings LP, 2.65%, 6/5/30, Callable 3/5/30 @ 100 (b)	10,000	10,188
Ares Capital Corp., 4.20%, 6/10/24, Callable 5/10/24 @ 100	2,000	2,054
Associated Bancorp, 4.25%, 1/15/25, Callable 10/15/24 @ 100	10,000	10,555
Assurant, Inc. 4.90%, 3/27/28, Callable 12/27/27 @ 100	2,500	2,756
3.70%, 2/22/30, Callable 11/22/29 @ 100	5,000	5,146
Athene Holding Ltd., 6.15%, 4/3/30, Callable 1/3/30 @ 100	3,000	3,581
AXA Equitable Holdings, Inc., 4.35%, 4/20/28, Callable 1/20/28 @ 100	8,500	9,806
Banc of California, Inc., 5.25%, 4/15/25, Callable 1/15/25 @ 100	10,000	10,375
BancorpSouth Bank, 4.13%(LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (a)	4,286	4,273
BankUnited, Inc. 4.88%, 11/17/25, Callable 8/17/25 @ 100	5,000	5,619
5.13%, 6/11/30, Callable 3/11/30 @ 100	2,000	2,132
BOKF Merger Corp., 5.62%(LIBOR03M+317bps), 6/25/30, Callable 6/25/25 @ 100 (a)	4,750	5,007
Cantor Fitzgerald LP, 4.88%, 5/1/24, Callable 4/1/24 @ 100 (b)	3,000	3,250
Capital One Financial Corp. 3.75%, 3/9/27, Callable 2/9/27 @ 100	7,000	7,865
3.65%, 5/11/27, Callable 4/11/27 @ 100	3,000	3,344
Citizens Financial Group, Inc. 4.15%, 9/28/22 (b)	15,000	15,787
3.75%, 7/1/24	5,500	5,942
Cullen/Frost Bankers, Inc., 4.50%, 3/17/27, Callable 2/17/27 @ 100	2,000	2,183
DAE Funding LLC, 4.50%, 8/1/22, Callable 9/10/20 @ 101.13 (b)	2,898	2,847
Discover Bank, 4.68%(USSW5+173bps), 8/9/28, Callable 8/9/23 @ 100 (a)	5,000	5,134
Eagle Bancorp, Inc., 5.00%(LIBOR03M+385bps), 8/1/26, Callable 8/1/21 @ 100 (a)	10,000	10,028
First Financial Bancorp, 5.13%, 8/25/25	5,000	5,048
First Horizon Bank, 5.75%, 5/1/30, Callable 2/1/30 @ 100	3,000	3,335
First Midwest Bancorp, Inc., 5.88%, 9/29/26, Callable 8/29/26 @ 100	5,000	5,459
FirstMerit Bank NA, 4.27%, 11/25/26	5,000	5,693
Five Corners Funding Trust II, 2.85%, 5/15/30, Callable 2/15/30 @ 100 (b)	3,000	3,244
FNB Corp., 2.20%, 2/24/23, Callable 1/24/23 @ 100	3,175	3,174
Ford Motor Credit Co. LLC 5.09%, 1/7/21	2,000	2,015
5.11%, 5/3/29, Callable 2/3/29 @ 100	9,555	10,228
Fulton Financial Corp., 4.50%, 11/15/24	10,000	10,783
General Motors Financial Co., Inc., 4.35%, 1/17/27, Callable 10/17/26 @ 100	5,000	5,471
Glencore Funding LLC 4.00%, 3/27/27, Callable 12/27/26 @ 100 (b)	10,000	11,014
4.88%, 3/12/29, Callable 12/12/28 @ 100 (b)	5,000	5,912
Global Atlantic Financial Co., 4.40%, 10/15/29, Callable 7/15/29 @ 100 (b)	8,572	8,908
Harley-Davidson Financial Services, Inc., 3.35%, 6/8/25, Callable 5/8/25 @ 100 (b)	3,000	3,150
Hilltop Holdings, Inc., 5.00%, 4/15/25, Callable 1/15/25 @ 100	5,000	5,335
ILFC E-Capital Trust I, 3.02%, 12/21/65, Callable 9/10/20 @ 100 (b) (n)	6,225	3,103

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
JPMorgan Chase & Co. 4.60%(SOFR+313bps), Callable 2/1/25 @ 100 (a) (g)	$3,333	$3,237
2.96%(SOFR+252bps), 5/13/31, Callable 5/13/30 @ 100 (a) (f)	3,000	3,260
Kemper Corp., 4.35%, 2/15/25, Callable 11/15/24 @ 100	5,000	5,450
KeyBank NA, 3.90%, 4/13/29	5,000	5,743
KeyCorp, 2.25%, 4/6/27, MTN	5,000	5,336
KeyCorp Capital II, 6.88%, 3/17/29 (m)	750	849
LegacyTexas Financial Group, Inc., 5.50%(LIBOR03M+389bps), 12/1/25, Callable 12/1/20 @ 100 (a)	5,000	4,890
Level 3 Financing, Inc., 3.88%, 11/15/29, Callable 8/15/29 @ 100 (b)	7,500	8,132
Lincoln National Corp., 2.74%(LIBOR03M+236bps), 5/17/66, Callable 8/26/20 @ 100 (a)	5,018	3,581
Main Street Capital Corp., 4.50%, 12/1/22 (m)	5,000	5,144
MB Financial Bank NA, 4.00%(LIBOR03M+187bps), 12/1/27, Callable 12/1/22 @ 100 (a)	7,717	7,773
Mercury General Corp., 4.40%, 3/15/27, Callable 12/15/26 @ 100	5,350	5,758
MetLife, Inc. 6.40%, 12/15/66, Callable 12/15/31 @ 100	8,000	9,867
9.25%, 4/8/68, Callable 4/8/33 @ 100 (b)	5,000	7,445
Nationwide Mutual Insurance Co., 2.60%(LIBOR03M+229bps), 12/15/24, Callable 9/10/20 @ 100 (a) (b)	10,235	10,145
New York Community Bancorp, Inc., 5.90%(LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (a)	4,000	3,922
Old Republic International Corp., 3.88%, 8/26/26, Callable 7/26/26 @ 100	6,000	6,582
OneBeacon U.S. Holdings, Inc., 4.60%, 11/9/22	10,025	10,507
People's United Bank NA, 4.00%, 7/15/24, Callable 4/16/24 @ 100	10,000	10,598
Pine Street Trust I, 4.57%, 2/15/29, Callable 11/15/28 @ 100 (b)	5,000	5,781
PNC Bank NA, 2.70%, 10/22/29	6,500	7,149
PPL Capital Funding, Inc., 2.97%(LIBOR03M+267bps), 3/30/67, Callable 9/10/20 @ 100 (a)	4,000	3,010
Primerica, Inc., 4.75%, 7/15/22	5,000	5,307
Principal Financial Global Funding LLC, 0.79%(LIBOR03M+52bps), 1/10/31 (a)	3,000	2,732
ProAssurance Corp., 5.30%, 11/15/23	9,864	10,331
Prudential Financial, Inc., 5.87%(LIBOR03M+418bps), 9/15/42, Callable 9/15/22 @ 100 (a)	5,000	5,348
Regions Financial Corp., 5.75%(H15T5Y+543bps), Callable 6/15/25 @ 100 (a) (g) (m)	2,000	2,139
RLI Corp., 4.88%, 9/15/23	5,000	5,382
Santander Holdings USA, Inc. 3.45%, 6/2/25, Callable 5/2/25 @ 100	3,000	3,214
4.40%, 7/13/27, Callable 4/14/27 @ 100	12,818	14,264
SL Green Operating Partnership LP, 3.25%, 10/15/22, Callable 9/15/22 @ 100	4,444	4,541
Sterling National Bank, 5.25%(LIBOR03M+394bps), 4/1/26, Callable 4/1/21 @ 100 (a)	5,000	5,069
SunTrust Capital, 1.06%(LIBOR03M+67bps), 5/15/27, Callable 9/10/20 @ 100 (a)	5,000	4,523
TCF National Bank 4.60%, 2/27/25	5,000	5,176
4.12%(LIBOR03M+238bps), 7/2/29, Callable 7/2/24 @ 100 (a)	5,000	4,841
Texas Capital Bank NA, 5.25%, 1/31/26	10,225	10,698

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
The Allstate Corp., 5.75%(LIBOR03M+294bps), 8/15/53, Callable 8/15/23 @ 100 (a)	$10,000	$10,566
The Hanover Insurance Group, Inc., 4.50%, 4/15/26, Callable 1/15/26 @ 100	7,000	7,702
The Hartford Financial Services Group, Inc., 2.52%(LIBOR03M+213bps), 2/12/67, Callable 9/10/20 @ 100 (a) (b)	10,000	8,185
TIAA FSB Holdings, Inc., 5.75%, 7/2/25, Callable 6/2/25 @ 100	10,000	10,352
Towne Bank, 4.50%(LIBOR03M+255bps), 7/30/27, Callable 7/30/22 @ 100 (a)	4,643	4,692
Truist Bank, 2.25%, 3/11/30, Callable 12/11/29 @ 100	8,500	8,957
Truist Financial Corp., 5.10%(H15T10Y+435bps), Callable 3/1/30 @ 100 (a) (g)	7,000	7,573
Wells Fargo & Co., 2.57%(LIBOR03M+100bps), 2/11/31, MTN, Callable 2/11/30 @ 100 (a)	5,000	5,307
Wintrust Financial Corp., 5.00%, 6/13/24	3,500	3,759
		518,327
Health Care (3.5%):
AbbVie, Inc., 3.20%, 11/21/29, Callable 8/21/29 @ 100 (b) (f)	10,000	11,257
Bausch Health Cos., Inc., 6.25%, 2/15/29, Callable 2/15/24 @ 103.13 (b)	1,500	1,595
Baxter International, Inc., 3.95%, 4/1/30, Callable 1/10/30 @ 100 (b)	3,000	3,641
Bayer U.S. Finance II LLC 2.85%, 4/15/25, Callable 1/15/25 @ 100 (b)	5,405	5,719
4.63%, 6/25/38, Callable 12/25/37 @ 100 (b)	5,000	6,257
Baylor Scott & White Holdings, 2.65%, 11/15/26, Callable 8/15/26 @ 100	5,000	5,166
Bon Secours Charity Health System, Inc., 5.25%, 11/1/25	5,000	5,638
Boston Medical Center Corp., 3.91%, 7/1/28	3,000	3,405
CIGNA Corp., 2.40%, 3/15/30, Callable 12/15/29 @ 100	5,000	5,332
CVS Health Corp. 3.25%, 8/15/29, Callable 5/15/29 @ 100 (f)	2,500	2,815
4.88%, 7/20/35, Callable 1/20/35 @ 100	5,000	6,513
CVS Pass-Through Trust, 5.93%, 1/10/34 (b)	7,554	8,703
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30, Callable 3/1/30 @ 100	8,000	8,774
Eastern Maine Healthcare Systems, 3.71%, 7/1/26	13,720	14,126
Fresenius Medical Care U.S. Finance III, Inc., 3.75%, 6/15/29, Callable 3/15/29 @ 100 (b)	7,000	7,852
HCA, Inc., 4.50%, 2/15/27, Callable 8/15/26 @ 100	6,000	6,893
Mednax, Inc., 6.25%, 1/15/27, Callable 1/15/22 @ 104.69 (b)	1,000	1,055
Mylan, Inc., 4.55%, 4/15/28, Callable 1/15/28 @ 100	7,778	9,210
Premier Health Partners, 2.91%, 11/15/26, Callable 5/15/26 @ 100	6,595	6,474
Quest Diagnostics, Inc., 2.95%, 6/30/30, Callable 3/30/30 @ 100	5,000	5,541
SSM Health Care Corp., 3.82%, 6/1/27, Callable 3/1/27 @ 100	4,000	4,416
Tenet Healthcare Corp., 4.63%, 6/15/28, Callable 6/15/23 @ 102.31 (b)	2,000	2,102
		132,484
Industrials (5.1%):
Air Lease Corp., 3.63%, 12/1/27, Callable 9/1/27 @ 100	5,000	4,915
Aircastle Ltd., 4.25%, 6/15/26, Callable 4/15/26 @ 100	5,000	4,705
Alaska Airlines Pass Through Trust, 4.80%, 2/15/29 (b)	6,000	6,210
American Airlines Pass Through Trust 4.00%, 1/15/27	5,447	4,328
3.60%, 4/15/31	1,784	1,426
Aramark Services, Inc., 6.38%, 5/1/25, Callable 5/1/22 @ 103.19 (b)	500	527

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ashtead Capital, Inc., 5.25%, 8/1/26, Callable 8/1/21 @ 103.94 (b)	$2,500	$2,661
Aviation Capital Group LLC, 5.50%, 12/15/24, Callable 11/15/24 @ 100 (b)	5,000	5,120
British Airways Pass Through Trust 4.63%, 12/20/25 (b)	10,270	9,756
3.35%, 12/15/30 (b)	2,490	2,066
Continental Airlines Pass Through Trust, 4.15%, 10/11/25	7,210	6,725
CoStar Group, Inc., 2.80%, 7/15/30, Callable 4/15/30 @ 100 (b)	5,000	5,274
Delta Air Lines Pass Through Trust, 2.50%, 12/10/29	5,000	4,458
Delta Air Lines, Inc. 7.00%, 5/1/25 (b)	4,000	4,265
7.38%, 1/15/26, Callable 12/15/25 @ 100	2,071	2,053
FedEx Corp., 3.90%, 2/1/35	5,000	5,768
Ferguson Finance PLC, 3.25%, 6/2/30, Callable 3/2/30 @ 100 (b)	6,000	6,292
Fluor Corp., 3.50%, 12/15/24, Callable 9/15/24 @ 100	3,000	2,471
GATX Corp., 4.00%, 6/30/30, Callable 3/30/30 @ 100	3,000	3,365
Hawaiian Airlines Pass Through Certificates, 3.90%, 7/15/27 (m)	6,547	5,493
Howmet Aerospace, Inc., 6.88%, 5/1/25, Callable 4/1/25 @ 100 (f)	806	914
Kennametal, Inc., 4.63%, 6/15/28, Callable 3/15/28 @ 100	5,400	5,915
Korn Ferry, 4.63%, 12/15/27, Callable 12/15/22 @ 102.31 (b)	2,000	2,051
Molex Electronic Technologies LLC, 3.90%, 4/15/25, Callable 1/15/25 @ 100 (b)	5,000	5,187
Pentair Finance S.A.R.L, 4.50%, 7/1/29, Callable 4/1/29 @ 100	5,606	6,307
Southwest Airlines Co., 5.13%, 6/15/27, Callable 4/15/27 @ 100	10,000	10,521
Spirit Aerosystems, Inc. 3.85%, 6/15/26, Callable 3/15/26 @ 100	5,000	4,659
4.60%, 6/15/28, Callable 3/15/28 @ 100 (m)	4,000	3,120
Spirit Aerosysytems, Inc., 7.50%, 4/15/25, Callable 4/15/22 @ 103.75 (b)	4,187	4,121
Stanley Black & Decker, Inc., 4.00%(H15T5Y+266bps), 3/15/60, Callable 3/15/25 @ 100 (a)	3,000	3,131
The Boeing Co. 5.15%, 5/1/30, Callable 2/1/30 @ 100	17,500	19,167
5.81%, 5/1/50, Callable 11/1/49 @ 100	5,000	5,878
5.93%, 5/1/60, Callable 11/1/59 @ 100	3,000	3,615
The Timken Co., 4.50%, 12/15/28, Callable 9/15/28 @ 100	5,658	6,218
U.S. Airways (INS — MBIA Insurance Corp.), 7.08%, 9/20/22	261	258
U.S. Airways Pass Through Trust 6.25%, 10/22/24	2,095	1,755
7.13%, 4/22/25	1,385	1,151
3.95%, 5/15/27	6,168	5,010
United Airlines Pass Through Trust 4.63%, 3/3/24	4,066	3,638
4.30%, 2/15/27	3,639	3,369
3.50%, 11/1/29	5,000	3,501
Waste Pro USA, Inc., 5.50%, 2/15/26, Callable 2/15/21 @ 104.13 (b)	3,000	3,058
WESCO Distribution, Inc., 7.13%, 6/15/25, Callable 6/15/22 @ 103.56 (b)	1,000	1,098
		191,520
Information Technology (1.6%):
Amphenol Corp., 2.80%, 2/15/30, Callable 11/15/29 @ 100	4,000	4,420
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50%, 1/15/28, Callable 10/15/27 @ 100	2,000	2,170

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)
Security Description	Principal Amount	Value
Broadcom, Inc. 5.00%, 4/15/30, Callable 1/15/30 @ 100 (b)	$5,000	$5,939
4.30%, 11/15/32, Callable 8/15/32 @ 100 (b)	3,000	3,445
Dell International LLC/EMC Corp., 5.30%, 10/1/29, Callable 7/1/29 @ 100 (b)	3,000	3,442
Fiserv, Inc., 3.50%, 7/1/29, Callable 4/1/29 @ 100 (f)	4,500	5,221
Global Payments, Inc., 3.20%, 8/15/29, Callable 5/15/29 @ 100	7,000	7,814
HP, Inc., 3.40%, 6/17/30, Callable 3/17/30 @ 100	5,000	5,381
Jabil, Inc., 3.95%, 1/12/28, Callable 10/12/27 @ 100	5,000	5,479
Keysight Technologies, Inc. 4.60%, 4/6/27, Callable 1/6/27 @ 100	2,604	3,077
3.00%, 10/30/29, Callable 7/30/29 @ 100	2,632	2,939
NVIDIA Corp., 3.50%, 4/1/50, Callable 10/1/49 @ 100	3,000	3,579
Sabre GLBL, Inc., 9.25%, 4/15/25, Callable 3/16/25 @ 100 (b)	500	550
VMware, Inc. 3.90%, 8/21/27, Callable 5/21/27 @ 100	5,000	5,507
4.70%, 5/15/30, Callable 2/15/30 @ 100	3,000	3,520
		62,483
Materials (2.0%):
Avery Dennison Corp., 2.65%, 4/30/30, Callable 2/1/30 @ 100	7,000	7,434
Cabot Corp., 4.00%, 7/1/29, Callable 4/1/29 @ 100	4,000	4,268
Carpenter Technology Corp., 5.20%, 7/15/21	2,000	2,061
CF Industries, Inc., 4.50%, 12/1/26 (b)	5,000	5,650
Huntsman International LLC, 4.50%, 5/1/29, Callable 2/1/29 @ 100	5,000	5,461
LYB International Finance III LLC, 3.38%, 5/1/30, Callable 2/1/30 @ 100	5,000	5,529
Mosaic Co., 5.45%, 11/15/33, Callable 5/15/33 @ 100 (f)	1,500	1,688
Reliance Steel & Aluminum Co., 2.15%, 8/15/30, Callable 5/15/30 @ 100 (c)	3,000	3,014
Sonoco Products Co., 3.13%, 5/1/30, Callable 2/1/30 @ 100	3,000	3,295
Southern Copper Corp., 3.88%, 4/23/25	3,000	3,332
The Mosaic Co., 4.05%, 11/15/27, Callable 8/15/27 @ 100	5,000	5,407
Vulcan Materials Co. 3.90%, 4/1/27, Callable 1/1/27 @ 100	1,000	1,119
3.50%, 6/1/30, Callable 3/1/30 @ 100	13,500	15,178
Westlake Chemical Corp., 3.60%, 8/15/26, Callable 5/15/26 @ 100	5,000	5,449
WRKCo, Inc. 4.20%, 6/1/32, Callable 3/1/32 @ 100	2,000	2,410
3.00%, 6/15/33, Callable 3/15/33 @ 100	5,000	5,429
		76,724
Real Estate (2.3%):
Alexandria Real Estate Equities, Inc., 2.75%, 12/15/29, Callable 9/15/29 @ 100	5,000	5,458
American Tower Corp., 3.95%, 3/15/29, Callable 12/15/28 @ 100	3,000	3,529
Boston Properties LP 2.90%, 3/15/30, Callable 12/15/29 @ 100	10,000	10,714
3.25%, 1/30/31, Callable 10/30/30 @ 100	1,313	1,462
Columbia Property Trust Operating Partnership, 3.65%, 8/15/26, Callable 5/15/26 @ 100	7,500	7,831
Crown Castle International Corp. 4.30%, 2/15/29, Callable 11/15/28 @ 100	4,000	4,805
3.30%, 7/1/30, Callable 4/1/30 @ 100	2,000	2,276

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Equinix, Inc., 5.38%, 5/15/27, Callable 5/15/22 @ 102.69	$5,000	$5,507
Federal Realty Investment Trust, 3.50%, 6/1/30, Callable 3/1/30 @ 100	3,000	3,272
GLP Capital LP/GLP Financing II, Inc., 4.00%, 1/15/30, Callable 10/15/29 @ 100	8,476	8,782
Hudson Pacific Properties LP, 3.95%, 11/1/27, Callable 8/1/27 @ 100	5,000	5,342
Keenan Development Associates of Tennessee LLC (INS — XL Capital Assurance), 5.02%, 7/15/28 (b)	351	389
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 6/15/25, Callable 3/15/25 @ 100 (b)	500	526
Nationwide Health Properties, Inc., 6.90%, 10/1/37, MTN	2,000	2,419
Physicians Realty LP, 4.30%, 3/15/27, Callable 12/15/26 @ 100	6,500	6,921
Realty Income Corp., 3.00%, 1/15/27, Callable 10/15/26 @ 100	3,000	3,281
Sabra Health Care LP, 5.13%, 8/15/26, Callable 5/15/26 @ 100	4,000	4,262
SBA Tower Trust, 2.33%, 7/15/52 (b)	3,000	2,977
VICI Properties LP/VICI Note Co., Inc. 4.63%, 12/1/29, Callable 12/1/24 @ 102.31 (b)	2,000	2,104
4.13%, 8/15/30, Callable 2/15/25 @ 102.06 (b)	1,250	1,264
Washington Real Estate Investment Trust, 3.95%, 10/15/22, Callable 7/15/22 @ 100	5,000	5,107
		88,228
Utilities (1.8%):
Ameren Corp., 3.50%, 1/15/31, Callable 10/15/30 @ 100	1,500	1,737
Cleco Corporate Holdings LLC, 3.74%, 5/1/26, Callable 2/1/26 @ 100	10,000	10,672
Duquesne Light Holdings, Inc. 5.90%, 12/1/21 (b)	3,500	3,696
3.62%, 8/1/27, Callable 5/1/27 @ 100 (b)	13,000	13,634
Entergy Corp., 2.80%, 6/15/30, Callable 3/15/30 @ 100 (m)	3,000	3,318
ITC Holdings Corp., 3.35%, 11/15/27, Callable 8/15/27 @ 100	3,750	4,214
National Fuel Gas Co. 3.75%, 3/1/23, Callable 12/1/22 @ 100	10,000	10,290
3.95%, 9/15/27, Callable 6/15/27 @ 100	4,000	4,007
Spire, Inc., 3.54%, 2/27/24, Callable 12/27/23 @ 100	2,270	2,394
Vistra Operations Co. LLC, 4.30%, 7/15/29, Callable 4/15/29 @ 100 (b)	12,000	12,949
WEC Energy Group, Inc., 3.80%(LIBOR03M+211bps), 5/15/67, Callable 9/10/20 @ 100 (a)	4,500	3,459
		70,370
Total Corporate Bonds (Cost $1,487,534)		1,589,435
Yankee Dollar (9.4%)
Consumer Discretionary (0.2%):
IHO Verwaltungs GmbH PIK, 6.38%, 5/15/29, Callable 5/15/24 @ 103.19 (b) (o)	3,785	3,905
International Game Technology PLC, 6.25%, 1/15/27, Callable 7/15/26 @ 100 (b)	4,000	4,259
		8,164
Consumer Staples (1.0%):
Alimentation Couche-Tard, Inc., 3.55%, 7/26/27, Callable 4/26/27 @ 100 (b)	3,334	3,679
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42	5,000	5,513
Bacardi Ltd., 2.75%, 7/15/26, Callable 4/15/26 @ 100 (b)	5,000	5,189
Becle SAB de CV, 3.75%, 5/13/25 (b)	10,000	10,660

See notes to financial statements.

28

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Imperial Brands Finance PLC 4.25%, 7/21/25, Callable 4/21/25 @ 100 (b)	$6,000	$6,690
3.50%, 7/26/26, Callable 5/26/26 @ 100 (b)	5,000	5,439
		37,170
Energy (0.6%):
Aker BP ASA
6.00%, 7/1/22, Callable 9/10/20 @ 101.5 (b) (m)	2,750	2,803
4.75%, 6/15/24, Callable 6/15/21 @ 102.38 (b)	2,494	2,508
Canadian National Resources, 3.85%, 6/1/27, Callable 3/1/27 @ 100	5,000	5,412
Equinor ASA, 3.13%, 4/6/30, Callable 1/6/30 @ 100	3,000	3,424
Saudi Arabian Oil Co., 3.50%, 4/16/29 (b)	3,000	3,350
Transocean Guardian Ltd., 5.88%, 1/15/24, Callable 7/15/21 @ 102.94 (b)	780	691
Transocean Poseidon Ltd., 6.88%, 2/1/27, Callable 2/1/22 @ 105.16 (b)	1,500	1,353
Transocean Sentry Ltd., 5.38%, 5/15/23, Callable 5/16/21 @ 102.67 (b)	1,500	1,315
Transocean, Inc., 7.25%, 11/1/25, Callable 11/1/21 @ 103.63 (b)	1,000	489
Woodside Finance Ltd., 4.60%, 5/10/21, Callable 2/10/21 @ 100 (b)	2,000	2,034
		23,379
Financials (4.5%):
ABN AMRO Bank NV, 4.75%, 7/28/25 (b)	5,000	5,630
Allied World Assurance Co. Holdings Ltd., 4.35%, 10/29/25, Callable 7/29/25 @ 100 (m)	5,000	5,298
Athene Holding Ltd., 4.13%, 1/12/28, Callable 10/12/27 @ 100	5,000	5,366
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 4/17/25 (b)	2,143	2,381
Bank of Montreal, 3.80%(USSW5+143bps), 12/15/32, Callable 12/15/27 @ 100 (a)	3,750	4,163
Barclays PLC, 2.85%(LIBOR03M+245bps), 5/7/26, Callable 5/7/25 @ 100 (a)	3,000	3,180
BNP Paribas SA 4.38%, 5/12/26 (b)	5,000	5,641
4.63%, 3/13/27 (b)	3,000	3,454
BP Capital Markets PLC, 4.38%(H15T5Y+404bps), Callable 6/22/25 @ 100 (a) (g)	5,000	5,220
Brookfield Finance, Inc., 4.35%, 4/15/30, Callable 1/15/30 @ 100	8,500	9,992
Credit Suisse Group AG 2.59%(SOFR+156bps), 9/11/25, Callable 9/11/24 @ 100 (a) (b)	3,000	3,140
4.19%(SOFR+373bps), 4/1/31, Callable 4/1/30 @ 100 (a) (b)	2,000	2,342
Danske Bank A/S, 3.24%(LIBOR03M+159bps), 12/20/25, Callable 12/20/24 @ 100 (a) (b)	3,500	3,733
Deutsche Bank AG, 5.88%(SOFR+544bps), 7/8/31, Callable 4/8/30 @ 100 (a)	3,000	3,139
Element Fleet Management Corp., 3.85%, 6/15/25, Callable 5/15/25 @ 100 (b)	3,000	3,161
Enel Finance International NV, 3.63%, 5/25/27 (b) (m)	5,000	5,565
HSBC Holdings PLC, 3.90%, 5/25/26	3,000	3,373
ING Groep NV, 3.95%, 3/29/27	3,000	3,495
Lloyds Banking Group PLC, 3.57%(LIBOR03M+121bps), 11/7/28, Callable 11/7/27 @ 100 (a)	5,000	5,613
Nationwide Building Society, 4.00%, 9/14/26 (b)	5,000	5,496
Natwest Group PLC, 3.07%(H15T1Y+255bps), 5/22/28, Callable 5/22/27 @ 100 (a)	3,000	3,223
Nordea Bank Abp, 4.25%, 9/21/22 (b)	3,000	3,191
NXP BV / NXP Funding LLC / NXP USA, Inc., 3.15%, 5/1/27, Callable 3/1/27 @ 100 (b)	2,000	2,173

See notes to financial statements.

29

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
QBE Capital Funding III Ltd., 7.25%(USSW10+405bps), 5/24/41, Callable 5/24/21 @ 100 (a) (b)	$10,056	$10,414
Royal Bank of Scotland Group PLC 6.13%, 12/15/22	10,000	10,943
5.08%(LIBOR03M+191bps), 1/27/30, Callable 1/27/29 @ 100 (a)	2,000	2,455
Santander UK PLC, 5.00%, 11/7/23 (b)	4,221	4,649
Silversea Cruise Finance Ltd., 7.25%, 2/1/25, Callable 8/21/20 @ 105.44 (b) (f)	15,000	14,330
Societe Generale SA, 3.88%, 3/28/24 (b)	5,000	5,391
Standard Chartered PLC, 4.87%(LIBOR03M+197bps), 3/15/33, Callable 3/15/28 @ 100 (a) (b) (m)	7,500	8,225
Westpac Banking Corp., 4.11%(H15T5Y+200bps), 7/24/34, Callable 7/24/29 @ 100 (a)	10,000	11,308
		165,684
Health Care (0.0% (j)):
Mylan NV, 3.75%, 12/15/20, Callable 11/15/20 @ 100	514	517
Teva Pharmaceutical Finance Netherlands III BV, 6.75%, 3/1/28, Callable 12/1/27 @ 100 (m)	500	555
		1,072
Industrials (1.5%):
Air Canada Pass Through Trust 5.38%, 11/15/22 (b)	2,503	2,230
3.88%, 9/15/24 (b)	6,626	5,548
4.13%, 11/15/26 (b)	6,900	6,236
3.75%, 6/15/29 (b)	4,843	4,605
Ashtead Capital, Inc., 4.13%, 8/15/25, Callable 8/26/20 @ 103.09 (b)	2,500	2,565
Avolon Holdings Funding Ltd., 3.25%, 2/15/27, Callable 12/15/26 @ 100 (b)	2,550	2,139
BAE Systems PLC, 3.40%, 4/15/30, Callable 1/15/30 @ 100 (b)	5,000	5,650
CK Hutchison International Ltd., 2.75%, 9/6/29, Callable 6/6/29 @ 100 (b)	5,000	5,375
Experian Finance PLC, 2.75%, 3/8/30, Callable 12/8/29 @ 100 (b)	5,000	5,485
Heathrow Funding Ltd., 4.88%, 7/15/21 (b)	12,254	12,608
Latam Airlines Pass Through Trust, 4.20%, 8/15/29	2,615	2,251
Sydney Airport Finance Co. Pty Ltd., 3.63%, 4/28/26, Callable 1/28/26 @ 100 (b)	2,000	2,150
		56,842
Information Technology (0.0% (j)):
Open Text Holdings, Inc., 4.13%, 2/15/30, Callable 2/15/25 @ 102.06 (b)	1,000	1,059
Materials (1.2%):
Anglo American Capital PLC 3.75%, 4/10/22 (b)	2,500	2,591
5.38%, 4/1/25, Callable 3/1/25 @ 100 (b)	2,000	2,305
4.00%, 9/11/27 (b)	4,000	4,437
CCL Industries, Inc., 3.25%, 10/1/26, Callable 7/1/26 @ 100 (b)	7,500	8,014
Fresnillo PLC, 5.50%, 11/13/23 (b)	10,000	11,018
Kinross Gold Corp., 4.50%, 7/15/27, Callable 4/15/27 @ 100 (m)	3,000	3,419
Teck Resources Ltd. 3.75%, 2/1/23, Callable 11/1/22 @ 100	5,000	5,088
6.13%, 10/1/35	3,000	3,515
Yara International ASA, 3.80%, 6/6/26, Callable 3/6/26 @ 100 (b)	4,000	4,437
		44,824

See notes to financial statements.

30

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Real Estate (0.1%):
Ontario Teachers' Cadillac Fairview Properties Trust, 4.13%, 2/1/29, Callable 11/1/28 @ 100 (b)	$4,167	$4,699
Utilities (0.3%):
Comision Federal de Electricidad, 4.75%, 2/23/27 (b)	5,000	5,302
Empresa Electrica Cochrane SpA, 5.50%, 5/14/27 (b)	2,395	2,453
Fortis, Inc., 3.06%, 10/4/26, Callable 7/4/26 @ 100	3,192	3,496
Infraestructura Energetica Nova SAB de CV, 3.75%, 1/14/28 (b)	5,000	5,028
		16,279
Total Yankee Dollar (Cost $337,091)		359,172
Municipal Bonds (4.1%)
Alabama (0.1%):
Auburn University Revenue, Series C, 1.85%, 6/1/31, Continuously Callable @100	750	754
The Water Works Board of The City of Birmingham Revenue, 2.60%, 1/1/27	2,000	2,177
		2,931
Arizona (0.0%): (j)
City of Phoenix Civic Improvement Corp. Revenue, 2.37%, 7/1/25	1,500	1,578
California (0.2%):
San Jose Redevelopment Agency Successor Agency Tax Allocation, Series A-T, 3.23%, 8/1/27	5,000	5,552
Colorado (0.0%): (j)
Park Creek Metropolitan District Revenue Series B, 2.89%, 12/1/27	660	713
Series B, 2.99%, 12/1/28	1,000	1,088
		1,801
Connecticut (0.1%):
City of New Haven, GO, Series A, 4.43%, 8/1/28	1,250	1,421
Connecticut State Development Authority Revenue, 5.50%, 4/1/21	3,000	3,085
State of Connecticut, GO, Series A, 2.42%, 7/1/27	1,000	1,063
		5,569
District of Columbia (0.0%): (j)
District of Columbia Revenue 2.25%, 4/1/27	800	800
2.68%, 4/1/31	1,500	1,528
		2,328
Florida (0.1%):
County of Miami-Dade Florida Transit System Revenue, Build America Bond, Series B, 4.59%, 7/1/21	3,300	3,415
Hawaii (0.5%):
State of Hawaii Department of Business Economic Development & Tourism Revenue, Series A2, 3.24%, 1/1/31	14,618	15,756

See notes to financial statements.

31

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Illinois (0.0%): (j)
Illinois Finance Authority Revenue, 5.45%, 8/1/38	$1,500	$1,636
Indiana (0.0%): (j)
Indiana Finance Authority Revenue 3.08%, 9/15/27	1,130	1,093
3.18%, 9/15/28	1,000	966
		2,059
Lousiana (0.0%): (j)
Louisiana Public Facilities Authority Revenue, 2.28%, 6/1/30 (c)	1,750	1,789
Maryland (0.4%):
Maryland Economic Development Corp. Revenue Series B, 4.05%, 6/1/27	2,295	2,461
Series B, 4.15%, 6/1/28	2,390	2,595
Series B, 4.25%, 6/1/29	2,490	2,740
Series B, 4.35%, 6/1/30	1,330	1,486
Series B, 4.40%, 6/1/31	1,385	1,567
Maryland Stadium Authority Revenue Series C, 1.76%, 5/1/27	1,715	1,723
Series C, 1.91%, 5/1/28	4,770	4,805
		17,377
Massachusetts (0.1%):
Massachusetts Development Finance Agency Revenue, Series B, 4.00%, 6/1/24	610	630
Massachusetts State College Building Authority Revenue, Series A, 1.80%, 5/1/29	3,000	3,071
		3,701
Michigan (0.1%):
Michigan Finance Authority Revenue, 2.95%, 12/1/30	2,500	2,709
New Jersey (0.6%):
City of Atlantic, GO
Series A, 4.23%, 9/1/25	2,525	2,782
Series A, 4.29%, 9/1/26	2,410	2,693
New Jersey Economic Development Authority Revenue Series C, 5.71%, 6/15/30	2,500	3,086
Series NNN, 3.47%, 6/15/27	5,000	4,968
New Jersey Transportation Trust Fund Authority Revenue, 2.63%, 6/15/24	1,100	1,086
New Jersey Transportation Trust Fund Authority Revenue, Build America Bond, Series C, 5.75%, 12/15/28	3,000	3,280
South Jersey Transportation Authority Revenue Series B, 3.12%, 11/1/26	450	459
Series B, 3.36%, 11/1/28	1,375	1,422
		19,776
New York (0.4%):
Metropolitan Transportation Authority Revenue, Build America Bond, 6.73%, 11/15/30	5,000	5,771
New York State Dormitory Authority Revenue, Series A, 2.01%, 7/1/28	750	754
New York State Thruway Authority Revenue, 2.50%, 1/1/27	1,200	1,260

See notes to financial statements.

32

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
State of New York Mortgage Agency Revenue, 4.20%, 10/1/27, Continuously Callable @100	$2,920	$3,002
Town of Oyster Bay, GO, 3.95%, 2/1/21	1,500	1,500
		12,287
North Carolina (0.0%): (j)
City of Winston-Salem NC Revenue, Series B, 2.64%, 6/1/29	1,140	1,227
Ohio (0.2%):
City of Cleveland Airport System Revenue, Series A, 2.69%, 1/1/27	5,000	5,212
Oklahoma (0.3%):
Oklahoma Development Finance Authority Revenue, Series C, 5.45%, 8/15/28	7,951	9,359
Oregon (0.0%): (j)
Medford Hospital Facilities Authority Revenue, Series B, 1.88%, 8/15/25	500	501
Pennsylvania (0.2%):
City of Bethlehem, GO (NBGA — Federal Agricultural Mortgage Corporation) Series A, 2.46%, 10/1/26	2,570	2,728
Series A, 2.55%, 10/1/27	2,655	2,830
City of Philadelphia PA Water & Wastewater Revenue Series B, 1.73%, 11/1/28 (c)	1,000	1,010
Series B, 1.88%, 11/1/29 (c)	1,000	1,006
City of Philadelphia, GO, Series A, 2.71%, 7/15/29	1,000	1,048
Pennsylvania Economic Development Financing Authority Revenue 2.62%, 3/1/29	1,855	1,907
Series B, 3.20%, 11/15/27	1,000	1,084
		11,613
South Dakota (0.1%):
South Dakota Health & Educational Facilities Authority Revenue Series B, 2.59%, 7/1/25	1,000	1,037
Series B, 2.80%, 7/1/26	2,735	2,860
		3,897
Texas (0.4%):
City of Dallas Tx Waterworks & Sewer System Revenue, 1.50%, 10/1/27	850	873
Dallas/Fort Worth International Airport Revenue, 2.25%, 11/1/31, Continuously Callable @100 (c)	2,585	2,583
Ector County Hospital District Revenue, Build America Bond, 6.80%, 9/15/25, Continuously Callable @100	4,350	4,362
Gainesville Hospital District, GO, 4.56%, 8/15/21	1,480	1,500
Harris County Cultural Education Facilities Finance Corp. Revenue Series B, 1.27%, 7/1/25 (c)	850	852
Series B, 2.71%, 5/15/27	1,600	1,711
Series B, 2.76%, 5/15/28	2,000	2,144
Series B, 2.30%, 7/1/35 (c)	500	505
Texas State University System Revenue, Series B, 2.54%, 3/15/28	2,775	2,982
		17,512
Wisconsin (0.3%):
State of Wisconsin Revenue, Series A, 2.35%, 5/1/29	6,000	6,439
Total Municipal Bonds (Cost $146,612)		156,024

See notes to financial statements.

33

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
U.S. Government Agency Mortgages (4.5%)
Federal Home Loan Mortgage Corp. 5.00%, 9/1/20	$3	$3
Series K017, Class X1, 1.29%, 12/25/21 (d) (e)	34,625	413
Series K019, Class X1, 1.59%, 3/25/22 (d) (e)	19,554	362
Series K023, Class X1, 1.23%, 8/25/22 (d) (e)	64,900	1,256
Series K025, Class X1, 0.81%, 10/25/22 (d) (e)	63,166	876
Series KC02, Class A2, 3.37%, 7/25/25 (f)	5,000	5,587
Series K063, Class A2, 3.43%, 1/25/27 (d)	5,000	5,755
Series K095, Class A2, 2.79%, 6/25/29	5,000	5,702
Series K099, Class A2, 2.60%, 9/25/29	20,000	22,569
Series K102, Class A2, 2.54%, 10/25/29	14,000	15,746
Series K103, Class A2, 2.65%, 11/25/29	5,000	5,682
Series K110, Class X1, 1.70%, 4/25/30 (d) (e)	15,300	2,039
Series K111, Class X1, 1.68%, 5/25/30 (d) (e)	11,610	1,480
Series K113, Class X1, 1.49%, 6/25/30 (c) (d) (e)	26,800	3,104
Series K154, Class A3, 3.46%, 11/25/32	891	1,072
5.50%, 4/1/36	46	53
		71,699
Federal National Mortgage Association Series 2012-M4, Class X1, 0.42%, 4/25/22 (d) (e)	53,570	160
Series 2017-M2, Class A2, 2.80%, 2/25/27 (d)	3,500	3,882
Series M7, Class A2, 2.96%, 2/25/27 (d)	2,500	2,796
2.50%, 7/1/27 — 11/1/34 (f)	21,114	22,152
Series M4, Class A2, 3.05%, 3/25/28 (d)	3,553	4,057
4.00%, 8/1/49 — 2/1/50 (f)	33,962	36,033
3.50%, 9/1/49 — 2/1/50 (f)	28,663	30,182
		99,262
Total U.S. Government Agency Mortgages (Cost $161,577)		170,961
U.S. Treasury Obligations (6.8%)
U.S. Treasury Bonds 1.13%, 5/15/40	18,000	18,481
2.50%, 2/15/45 (f)	30,000	38,597
3.38%, 11/15/48 (f)	30,000	45,998
1.25%, 5/15/50	50,000	50,664
U.S. Treasury Notes 2.38%, 5/15/27 (f)	29,000	32,888
0.38%, 7/31/27	7,000	6,992
1.63%, 8/15/29 (f)	60,000	66,000
Total U.S. Treasury Obligations (Cost $225,519)		259,620
Commercial Paper (4.9%)
Cabot Corp. 0.17%, 8/12/20 (b) (p)	1,000	1,000
0.17%, 8/13/20 (p)	15,840	15,839
Canadian Natural Resources Ltd., 0.19%, 8/4/20 (b) (p)	31,500	31,499
Energy Transfer Part LP, 0.17%, 8/4/20 (b) (p)	21,000	21,000

See notes to financial statements.

34

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
FMC Corp., 0.67%, 9/1/20 (b) (p)	$17,500	$17,490
Glencore Funding LLC, 0.39%, 8/7/20 (b) (p)	20,000	19,998
Hyundai Capital America, Inc. 0.19%, 8/5/20 (b) (p)	7,000	7,000
0.59%, 8/11/20 (b) (p)	10,000	9,999
0.45%, 8/18/20 (b) (p)	10,000	9,998
0.60%, 8/25/20 (b) (p)	11,000	10,995
Jabil, Inc. 2.67%, 8/3/20 (b) (p)	18,000	17,996
2.65%, 8/4/20 (b) (p)	15,000	14,996
Kentucky Utilities Co., 0.19%, 8/3/20 (b) (p)	10,000	10,000
		187,810
Total Commercial Paper (Cost $187,815)		187,810
Collateral for Securities Loaned^ (0.3%)
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.13% (q)	10,017,632	10,017
HSBC U.S. Government Money Market Fund I Shares, 0.08% (q)	1,758,661	1,759
Total Collateral for Securities Loaned (Cost $11,776)		11,776
Total Investments (Cost $3,658,086) — 100.1%		3,830,297
Liabilities in excess of other assets — (0.1)%		(5,707)
NET ASSETS — 100.00%		$3,824,590

At July 31, 2020 the Fund's investments in foreign securities were 9.2% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Variable or Floating-Rate Security. Rate disclosed is as of July 31, 2020.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of July 31, 2020, the fair value of these securities was $1,396,989 (thousands) and amounted to 36.6% of net assets.

(c)  Security purchased on a when-issued basis.

(d)  The rate for certain asset-backed and mortgage backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at July 31, 2020.

(e)  Security is interest only.

(f)  All or a portion of this security has been segregated as collateral for derivative instruments and/or when-issued securities.

(g)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(h)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of the Fund's net assets as of July 31, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

35

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(i)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of July 31, 2020, illiquid securities were 0.2% of the Fund's net assets.

(j)  Amount represents less than 0.05% of net assets.

(k)  Defaulted security

(l)  At July 31, 2020, the issuer was in bankruptcy.

(m)  All or a portion of this security is on loan.

(n)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(o)  All of the coupon is paid in kind.

(p)  Rate represents the effective yield at July 31, 2020.

(q)  Rate disclosed is the daily yield on July 31, 2020.

(r)  The rate for this senior secured loan will be known on settlement date of the loan, subsequent to this report date. Senior secured loans have rates that will fluctuate over time in line with prevailing interest rates.

bps — Basis points

GO — General Obligation

H15T1Y — 1 Year Treasury Constant Maturity Rate

H15T5Y — 5 Year Treasury Constant Maturity Rate

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of July 31, 2020, based on the last reset date of the security

LIBOR06M — 6 Month US Dollar LIBOR, rate disclosed as of July 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MBIA — Municipal Bond Insurance Association

MTN — Medium Term Note

PIK — Payment-in-kind

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

USSW10 — USD 10 Year Swap Rate, rate disclosed as of July 31, 2020

USSW5 — USD 5 Year Swap Rate, rate disclosed as of July 31, 2020.

See notes to financial statements.

36

USAA Mutual Funds Trust USAA Intermediate-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note Future	100	9/21/20	$13,836,424	$14,007,812	$171,388
2-Year U.S. Treasury Note Future	80	9/30/20	17,665,190	17,678,750	13,560
30-Year U.S. Treasury Bond Future	220	9/21/20	38,999,359	40,101,875	1,102,516
5-Year U.S. Treasury Note Future	5	9/30/20	628,879	630,625	1,746
					$1,289,210
	Total unrealized appreciation				$1,289,210
	Total unrealized depreciation				—
	Total net unrealized appreciation(depreciation)				$1,289,210

See notes to financial statements.

37

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Intermediate- Term Bond Fund
Assets:
Investments, at value (Cost $3,658,086)	$3,830,297	(a)
Cash and cash equivalents	35,153
Deposits with brokers for futures contracts	4,892
Receivables:
Interest and dividends	24,786
Capital shares issued	1,326
Investments sold	25,483
Variation margin on open futures contracts	32
From Adviser	19
Prepaid expenses	96
Total assets	3,922,084
Liabilities:
Payables:
Collateral received on loaned securities	11,776
Distributions	316
Investments purchased	76,857
Capital shares redeemed	6,758
Accrued expenses and other payables:
Investment advisory fees	975
Administration fees	405
Custodian fees	23
Transfer agent fees	293
Compliance fees	2
12b-1 fees	5
Other accrued expenses	84
Total liabilities	97,494

(continues on next page)

See notes to financial statements.

38

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2020

(Amounts in Thousands, Except Per Share Amounts)  (continued)

USAA Intermediate- Term Bond Fund
Net Assets:
Capital	3,545,825
Total accumulated earnings/(loss)	278,765
Net assets	$3,824,590
Net Assets:
Fund Shares	$1,960,334
Institutional Shares	1,791,887
Class A shares	45,991
Class C shares	19
Class R6 Shares	26,359
Total	$3,824,590
Shares (unlimited number of shares authorized with no par value):
Fund Shares	174,817
Institutional Shares	159,764
Class A shares	4,106
Class C shares	2
Class R6 Shares	2,350
Total	341,039
Net asset value, offering and redemption price per share: (b)
Fund Shares	$11.21
Institutional Shares	$11.22
Class A shares	$11.20
Class C shares (c)	$11.20
Class R6 Shares	$11.22
Maximum Sales Charge — Class A shares	2.25%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A shares	$11.46

(a)  Includes $11,405 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

39

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2020

(Amounts in Thousands)

	USAA Intermediate- Term Bond Fund
Investment Income:
Dividends	$3,713
Interest	145,815
Interfund lending	—	(a)
Securities lending (net of fees)	174
Foreign tax withholding	4
Total income	149,706
Expenses*:
Investment advisory fees	11,665
Administration fees — Fund Shares	2,950
Administration fees — Institutional Shares	1,807
Administration fees — Class A shares	72
Administration fees — Class C shares	—	(a)
Administration fees — Class R6 Shares	9
Sub-Administration fees	24
12b-1 fees — Class A shares	119
12b-1 fees — Class C shares	—	(a)
Custodian fees	323
Transfer agent fees — Fund Shares	2,081
Transfer agent fees — Institutional Shares	1,807
Transfer agent fees — Class A shares	53
Transfer agent fees — Class C shares	—	(a)
Transfer agent fees — Class R6 Shares	2
Trustees' fees	47
Compliance fees	25
Legal and audit fees	130
State registration and filing fees	84
Interfund lending fees	10
Other expenses	231
Total expenses	21,439
Expenses waived/reimbursed by Adviser	(200)
Net expenses	21,239
Net Investment Income (Loss)	128,467
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	151,756
Net realized gains (losses) from futures contracts	5,515
Net change in unrealized appreciation/depreciation on investment securities	37,622
Net change in unrealized appreciation/depreciation on futures contracts	(96)
Net realized/unrealized gains (losses) on investments	194,797
Change in net assets resulting from operations	$323,264

(a)  Amount is less than $1 thousand.

* Class C activity is for the period June 29, 2020 (commencement of operations) to July 31, 2020.

See notes to financial statements.

40

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Intermediate- Term Bond Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
From Investments:
Operations:
Net investment income (loss)	$128,467	$140,180
Net realized gains (losses) from investments	157,271	9,486
Net change in unrealized appreciation/depreciation on investments	37,526	150,446
Change in net assets resulting from operations	323,264	300,112
Distributions to Shareholders:
Fund Shares	(91,800)	(69,671)
Institutional Shares	(85,458)	(68,783)
Class A shares	(2,102)	(1,653)
Class C shares (a)	— (b)	—
Class R6 Shares	(699)	(205)
Change in net assets resulting from distributions to shareholders	(180,059)	(140,312)
Change in net assets resulting from capital transactions	(123,163)	(285,872)
Change in net assets	20,042	(126,072)
Net Assets:
Beginning of period	3,804,548	3,930,620
End of period	$3,824,590	$3,804,548
Capital Transactions:
Fund Shares
Proceeds from shares issued	$370,884	$341,437
Distributions reinvested	88,555	66,889
Cost of shares redeemed	(522,396)	(446,353)
Total Fund Shares	$(62,957)	$(38,027)
Institutional Shares
Proceeds from shares issued	$305,352	$482,475
Distributions reinvested	83,607	65,556
Cost of shares redeemed	(462,347)	(791,794)
Total Institutional Shares	$(73,388)	$(243,763)
Class A shares
Proceeds from shares issued	$5,417	$6,834
Distributions reinvested	2,069	1,624
Cost of shares redeemed	(14,102)	(12,828)
Total Class A shares	$(6,616)	$(4,370)
Class C shares (a)
Proceeds from shares issued	$18	$—
Distributions reinvested	— (b)	—
Total Class C shares	$18	$—
Class R6 Shares
Proceeds from shares issued	$20,274	$316
Distributions reinvested	83	— (b)
Cost of shares redeemed	(577)	(28)
Total Class R6 Shares	$19,780	$288
Change in net assets resulting from capital transactions	$(123,163)	$(285,872)

(a)  Class C activity is for the period June 29, 2020 (commencement of operations) to July 31, 2020.

(b)  Amount is less than $1 thousand.

(continues on next page)

See notes to financial statements.

41

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Intermediate- Term Bond Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
Share Transactions:
Fund Shares
Issued	34,243	32,829
Reinvested	8,176	6,420
Redeemed	(48,491)	(43,105)
Total Fund Shares	(6,072)	(3,856)
Institutional Shares
Issued	28,134	45,934
Reinvested	7,719	6,291
Redeemed	(42,872)	(75,621)
Total Institutional Shares	(7,019)	(23,396)
Class A shares
Issued	498	644
Reinvested	191	156
Redeemed	(1,309)	(1,242)
Total Class A shares	(620)	(442)
Class C shares (a)
Issued	2	—
Reinvested	—	—
Total Class C shares	2	—
Class R6 Shares
Issued	1,884	31
Reinvested	8	— (c)
Redeemed	(53)	(3)
Total Class R6 Shares	1,839	28
Change in Shares	(11,870)	(27,666)

(a)  Class C activity is for the period June 29, 2020 (commencement of operations) to July 31, 2020.

(c)  Amount is less than 500 shares.

See notes to financial statements.

42

This page is intentionally left blank.

43

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains From Investments
USAA Intermediate-Term Bond Fund
Fund Shares
Year Ended July 31, 2020	$10.78	0.36	(d)	0.58	0.94	(0.36)	(0.15)
Year Ended July 31, 2019	$10.33	0.38		0.46	0.84	(0.39)	—
Year Ended July 31, 2018	$10.70	0.37		(0.37)	—	(0.37)	—
Year Ended July 31, 2017	$10.71	0.38		(0.01)	0.37	(0.38)	—
Year Ended July 31, 2016	$10.58	0.42		0.14	0.56	(0.42)	(0.01)
Institutional Shares
Year Ended July 31, 2020	$10.78	0.37	(d)	0.59	0.96	(0.37)	(0.15)
Year Ended July 31, 2019	$10.33	0.39		0.45	0.84	(0.39)	—
Year Ended July 31, 2018	$10.70	0.38		(0.37)	0.01	(0.38)	—
Year Ended July 31, 2017	$10.72	0.39		(0.02)	0.37	(0.39)	—
Year Ended July 31, 2016	$10.58	0.43		0.15	0.58	(0.43)	(0.01)
Class A shares
Year Ended July 31, 2020	$10.77	0.33	(d)	0.58	0.91	(0.33)	(0.15)
Year Ended July 31, 2019	$10.32	0.35		0.45	0.80	(0.35)	—
Year Ended July 31, 2018	$10.69	0.34		(0.37)	(0.03)	(0.34)	—
Year Ended July 31, 2017	$10.70	0.35		(0.01)	0.34	(0.35)	—
Year Ended July 31, 2016	$10.58	0.40		0.13	0.53	(0.40)	(0.01)
Class C shares
June 29, 2020 (f) through July 31, 2020	$10.99	0.02	(d)	0.21	0.23	(0.02)	—
Class R6 Shares
Year Ended July 31, 2020	$10.79	0.37	(d)	0.59	0.96	(0.38)	(0.15)
Year Ended July 31, 2019	$10.33	0.41		0.46	0.87	(0.41)	—
Year Ended July 31, 2018	$10.71	0.39		(0.38)	0.01	(0.39)	—
December 1, 2016 (f) through July 31, 2017	$10.38	0.26		0.33	0.59	(0.26)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

44

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*(a)	Net Expenses^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Intermediate-Term Bond Fund
Fund Shares
Year Ended July 31, 2020	(0.51)	$11.21	8.94%	0.58%	3.32%	0.58%	$1,960,334	73	%(e)
Year Ended July 31, 2019	(0.39)	$10.78	8.28%	0.64%	3.71%	0.64%	$1,949,989	35%
Year Ended July 31, 2018	(0.37)	$10.33	(0.03)%	0.63%	3.50%	0.63%	$1,907,941	15%
Year Ended July 31, 2017	(0.38)	$10.70	3.52%	0.63%	3.57%	0.63%	$1,949,102	13%
Year Ended July 31, 2016	(0.43)	$10.71	5.55%	0.62%	4.08%	0.62%	$1,812,716	18%
Institutional Shares
Year Ended July 31, 2020	(0.52)	$11.22	9.11%	0.51%	3.39%	0.52%	$1,791,887	73	%(e)
Year Ended July 31, 2019	(0.39)	$10.78	8.35%	0.58%	3.77%	0.58%	$1,798,154	35%
Year Ended July 31, 2018	(0.38)	$10.33	0.04%	0.56%	3.57%	0.56%	$1,964,377	15%
Year Ended July 31, 2017	(0.39)	$10.70	3.51%	0.56%	3.64%	0.56%	$2,049,723	13%
Year Ended July 31, 2016	(0.44)	$10.72	5.72%	0.54%	4.13%	0.54%	$1,771,357	18%
Class A shares
Year Ended July 31, 2020	(0.48)	$11.20	8.66%	0.86%	3.06%	0.86%	$45,991	73	%(e)
Year Ended July 31, 2019	(0.35)	$10.77	7.97%	0.93%	3.42%	0.93%	$50,892	35%
Year Ended July 31, 2018	(0.34)	$10.32	(0.31)%	0.90%	3.22%	0.90%	$53,308	15%
Year Ended July 31, 2017	(0.35)	$10.69	3.28%	0.87%	3.44%	0.87%	$74,377	13%
Year Ended July 31, 2016	(0.41)	$10.70	5.19%	0.86%	3.85%	0.86%	$98,835	18%
Class C shares
June 29, 2020 (f) through July 31, 2020	(0.02)	$11.20	2.09%	1.53%	2.06%	175.78%	$19	73	%(e)
Class R6 Shares
Year Ended July 31, 2020	(0.53)	$11.22	9.14%	0.39%	3.45%	0.46%	$26,359	73	%(e)
Year Ended July 31, 2019	(0.41)	$10.79	8.66%	0.39%	3.96%	0.74%	$5,513	35%
Year Ended July 31, 2018	(0.39)	$10.33	0.12%	0.39%	3.74%	0.80%	$4,994	15%
December 1, 2016 (f) through July 31, 2017	(0.26)	$10.71	5.79%	0.39%	3.78%	1.07%	$5,158	13%

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Reflects increased trading activity due to current year transition or asset allocation shift.

(f)  Commencement of operations.

See notes to financial statements.

45

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Intermediate-Term Bond Fund (the "Fund"). The Fund offers five classes of shares: Fund Shares, Institutional Shares, Class A* shares, Class C** shares, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

* Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A shares and became subject to a front-end sales charge.

** Class C shares commenced operations on June 29, 2020.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$323,262	$—	$323,262
Collateralized Mortgage Obligations	—	622,661	—	622,661
Preferred Stocks	17,852	20,970	500	39,322
Convertible Corporate Bond	—	472	—	472
Senior Secured Loans	—	109,782	—	109,782
Corporate Bonds	—	1,589,435	—	1,589,435
Yankee Dollars	—	359,172	—	359,172
Municipal Bonds	—	156,024	—	156,024
U.S. Government Agency Mortgages	—	170,961	—	170,961
U.S. Treasury Obligations	—	259,620	—	259,620
Commercial Paper	—	187,810	—	187,810
Collateral for Securities Loaned	11,776	—	—	11,776
Total	$29,628	$3,800,169	$500	$3,830,297
Other Financial Investments ^:
Assets:
Future Contracts	$1,289	$—	$—	$1,289
Total	$1,289	$—	$—	$1,289

^  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended July 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

47

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery, or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage- backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac", respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

48

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as LIBOR and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts.

49

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of July 31, 2020 (amounts in thousands):

Assets
Variation Margin Receivable on Open Futures Contracts*
Interest Rate Risk Exposure:	$1,289

*  Includes cumulative appreciation/depreciation of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts are reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended July 31, 2020 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk Exposure:	$5,515	$(96)

All open derivative positions at period end are reflected in the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not

50

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio of Investments and Financial Statements while non-cash collateral is not included.

The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2020:

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$11,405	$—	$11,776

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

51

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$2,175,693	$2,344,421	$519,329	$560,382

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at usaa.com. As of July 31, 2020, certain fund-of-funds owned total outstanding shares of the Fund as follows:

USAA Cornerstone Conservative Fund	0.9%
USAA Target Retirement 2020 Fund	0.0	%*
USAA Target Retirement 2030 Fund	0.0	%*
USAA Target Retirement 2040 Fund	0.0	%*
USAA Target Retirement 2050 Fund	0.0	%*
USAA Target Retirement 2060 Fund	0.0	%*

*  Amount is less than 0.05%.

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rates of 0.50% of the first $50 million of the Fund's average daily net assets, 0.40% of that portion of average daily net assets over $50 million but not over $100 million, and 0.30% of that portion of the Fund's average daily net assets over $100 million. Amounts incurred and paid to VCM for the year ended July 31, 2020, are reflected on the Statement of Operations as Investment Advisory fees.

Effective July 1, 2019, no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Core Plus Bond Funds Index. The Lipper Core Plus Bond Funds Index tracks the total return performance of each class within the Lipper Core Plus Bond Funds category.

52

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Core Plus Bond Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020 through July 31, 2020, performance adjustments for Class A shares, and Class C shares, were $(2), and less than $(1) thousand, respectively. For the Class A shares, and Class C shares, the performance adjustments were less than 0.01% of net assets. There were no performance adjustments for Fund Shares, Institutional Shares, and R6 Shares for the period July 1, 2020 through July 31, 2020.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of- managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2020, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund Shares, Class A shares, and Class C shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement

53

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares, Class A shares, and Class C shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% and R6 Shares at an annualized rate of 0.01%, of average daily net assets, respectively, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A shares or Class C shares of the Fund. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commission on sales of the Class A shares of the Fund. For the fiscal year ended July 31, 2020, the Distributor received approximately less than $1 thousand from commissions earned on sales of Class A shares of the Fund.

Other Fees:

Citibank serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2020, the expense limits (excluding voluntary waivers) are 0.59%, 0.52%, 0.87%, 1.53%, and 0.39% for Fund Shares, Institutional Shares, Class A shares, Class C shares, and R6 Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect

54

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

to the recoupment amount. As of July 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2020.

Expires July 31, 2022	Expires July 31, 2023	Total
$4	$200	$204

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees: (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults: (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk,

55

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions.

The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three-year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

7. Borrowing and Interfund Lending:

Line of Credit:

For the year ended July 31, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency

56

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

cash needs. For the year ended July 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	—	$5,703	33	2.01%	$14,136
Lender	—	3,288	1	0.64	3,288

*For the year ended July 31, 2020, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to declare daily and distribute monthly any net investment income. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The following permanent reclassifications were made between capital accounts to reflect the portion of the payments made to redeeming shareholders that was claimed as a distribution for income tax purposes during the year ended July 31, 2020 (amounts in thousands):

Total accumulated earnings/(loss)	Capital
$(7,158)	$7,158
57

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

Year Ended July 31, 2020			Year Ended July 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income*	Total Distributions Paid
$148,509	$31,550	$180,059	$140,312	$140,312

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Earnings	Other Earinngs (Loss)	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$43,846	$63,767	$(316)	$107,297	$(94)	$171,562	$278,765

* The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

As of July 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$3,658,735	$227,368	$(55,806)	$171,562

58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Intermediate-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Intermediate-Term Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2020

59

USAA Mutual Funds Trust	Supplemental Information July 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

60

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

61

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

62

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

63

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, Investment Management Company (IMCO) (September 2009-April 2014); President, Asset Management Company (AMCO) (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA IMCO (since 2009); Chairman of Board of IMCO (since 2013); Director of AMCO, (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

64

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

65

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020 (unless noted otherwise).

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/20	Actual Ending Account Value 7/31/20	Hypothetical Ending Account Value 7/31/20	Actual Expenses Paid During Period 2/1/20- 7/31/20*	Hypothetical Expenses Paid During Period 2/1/20- 7/31/20*	Annualized Expense Ratio During Period 2/1/20- 7/31/20
Fund Shares	$1,000.00	$1,039.30	$1,021.98	$2.94	$2.92	0.58%
Institutional Shares	1,000.00	1,040.50	1,022.28	2.64	2.61	0.52%
Class A shares	1,000.00	1,038.00	1,020.64	4.31	4.27	0.85%
Class C shares**	1,000.00	1,020.90	1,017.26	1.35	7.67	1.53%
Class R6 Shares	1,000.00	1,041.20	1,022.92	1.98	1.96	0.39%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

**  Actual Expenses Paid are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 32/366 to reflect the stub period from commencement of operations June 29, 2020 through July 31, 2020.

66

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Short-Term Capital Gains Distributions	Long-Term Capital Gains Distributions(a)
0.56%	1.21%	$20,417	$38,710

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

67

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Liquidity Risk Management Program

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital") as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

68

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40050-0920

JULY 31, 2020

Annual Report

USAA Money Market Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	3
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	25
Supplemental Information	26
Trustees' and Officers' Information	26
Proxy Voting and Portfolio Holdings Information	32
Expense Examples	32
Additional Federal Income Tax Information	33
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem pedestrian given what we would experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic forecasts moot, but it also roiled stock and bond markets everywhere. It also brought the economy to a near halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on July 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (July 31, 2020) at approximately 3,271, which was up 8.9% from one year ago. Quite the impressive reversal.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of sheltering in place. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving fixed income liquidity and trading. Credit spreads across corporate, high yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.02% at the beginning of our reporting period to approximately 0.55% as of July 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to analyze the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be a guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 235-8396.

Sincerely,

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

2

USAA Mutual Funds Trust

USAA Money Market Fund

Managers' Commentary

(Unaudited)

AA Investments, A Victory Capital Investment Franchise

Cody Perkins, CFA
Andrew Hattman, CFA, CAIA

•  What were market conditions during the reporting period?

The U.S. Federal Reserve (the "Fed") shifted its monetary policy stance during the reporting period ending July 31, 2020. On August 1, 2019, when the reporting period began, the target range for the federal funds ("fed funds") rate was between 2.00% and 2.25%. Immediately prior, at the July 31 policy meeting, the Fed officials eased monetary policy in response to global economic weakness and rising trade tensions, cutting the fed funds target rate by 0.25%. Citing global developments for the economic outlook and muted inflation, the Fed then cut its target range for fed funds by 0.25% twice more in 2019 to a range of 1.50% to 1.75%.

At the beginning of 2020, the Fed policymakers maintained their monetary policy stance—holding short-term interest rates steady—and said that they were evaluating the economic impact of their three 2019 rate cuts. In February, as the emergence of a novel coronavirus ("COVID-19") raised concerns about a global economic slowdown, Fed Chair Jerome Powell said the U.S. central bank would "act as appropriate" to support the U.S. economy. In March, amid rising recession risks, the Fed implemented an emergency 0.50% cut to the target fed funds rate. Just two weeks later, as the pandemic spread and major parts of the U.S. economy shut down, Fed officials made another emergency rate cut, slashing the fed funds rate by 1% to a range between 0% and 0.25%. The Fed also said it would keep the rate at that level "until it is confident that the economy has weathered recent events and is on track" to achieve its goals of stable prices and strong employment. At their April policy meeting, Fed officials left the fed funds rate unchanged, with the minutes from the meeting indicating concern that COVID-19 related lockdowns could lead to corporate bankruptcies and longer-term unemployment. Fed policymakers said they would use their "full range of tools" to support the U.S. economy. During June and July, the Fed continued to hold the fed funds rate in a range between 0% and 0.25% and projected no rate hikes through 2022.

Interest rates on money market instruments were low at the end of the reporting period as the Fed kept the fed funds rate near zero. As a result, yields on money market mutual funds were also low. However, investors continued to rely on the perceived risk profile of money market funds.

Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although money market funds seek to preserve the value of investors' shares at $1.00 per share, it is possible to lose money by investing in a money market fund.

3

USAA Mutual Funds Trust

USAA Money Market Fund (continued)

Managers' Commentary (continued)

•  How did the USAA Money Market Fund (the "Fund") perform during the reporting period?

For the reporting period ended July 31, 2020, the seven-day yield for the Fund was 0.02%. The total return for the same period was 1.04%, compared to an average of 1.01% for all money market funds ranked by iMoneyNet, Inc.

•  What strategies did you employ during the period?

During the reporting period ending July 31, 2020, we continued to invest in floating-rate certificates of deposit ("CDs") and floating-rate notes, as well as commercial paper, fixed-rate Yankee CDs, Treasury securities, and corporate notes. We moderated the Fund's investments in variable rate Yankee CDs as interest rates moved lower while increasing our exposure to variable rate demand notes ("VRDNs"). The VRDNs owned by the Fund give us flexibility because they can be sold at par (100% of face value) upon notice of seven days or less. Furthermore, most of these VRDNs are guaranteed by a bank letter of credit for the payment of both principal and interest, providing the Fund with a degree of safety and liquidity.

As always, we relied on our team of analysts to help us identify securities that represented relative value. These specialists also continue to analyze and monitor every holding in the portfolio.

Thank you for allowing us to assist in your investment needs.

4

USAA Mutual Funds Trust

USAA Money Market Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2020

Fund Shares
INCEPTION DATE	1/30/81
Net Asset Value
One Year	1.04%
Five Year	0.89%
Ten Year	0.45%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Money Market Fund — Growth of $10,000

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

USAA Mutual Funds Trust USAA Money Market Fund	July 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The USAA Money Market Fund seeks the highest income consistent with preservation of capital and the maintenance of liquidity.

Portfolio Mix*:

July 31, 2020

(% of Net Assets)

* Percentages are of the net assets of the Fund and may not equal 100%.

6

USAA Mutual Funds Trust USAA Money Market Fund	Schedule of Portfolio Investments July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Corporate Bonds (11.8%)
Consumer Discretionary (0.1%):
Cattail Creek Country Club, Inc. (LOC-Manufacturers & Traders Trust Co.), 0.51%, 3/1/31 (a)	$3,070	$3,070
Consumer Staples (1.3%):
Altoona-Blair County Development Corp. (LOC-PNC Financial Services Group), 0.22%, 4/1/35, Callable 8/18/20 @ 100 (a) (b)	20,000	20,000
Harvest Time Tabernacle, Inc. (LOC-Federal Home Loan Bank of Dallas), 0.28%, 8/1/37 (a)	4,235	4,235
Labcon North America (LOC-BNP Paribas), 0.30%, 6/1/44 (a)	7,120	7,120
Tallahassee Orthopedic Center LC (LOC-Wells Fargo & Co.), 0.32%, 4/3/34 (a)	30	30
		31,385
Financials (10.4%):
Bass Pro Rossford Development Co. LLC (LOC-Fifth Third Bank), 0.32%, 11/1/27 (a)	23,090	23,090
Carol Allen Family Liquidity Trust (LOC-Comerica Bank, N.A.), 0.22%, 3/1/48, Callable 9/10/20 @ 100 (a)	25,000	25,000
Chad J Himmel Irrevocable Trust (LOC-Federal Home Loan Bank of Dallas), 0.22%, 7/1/48, Callable 9/10/20 @ 100 (a)	5,290	5,290
Columbus Hotel Investment One LLC (LOC-Federal Home Loan Bank of New York), 0.22%, 10/1/48, Callable 9/10/20 @ 100 (a)	6,535	6,535
David S Pearl II Irrevocable Trust (LOC-Federal Home Loan Bank of Dallas), 0.32%, 11/1/36, Callable 9/10/20 @ 100 (a)	2,670	2,670
Delos LLC (LOC-Wells Fargo & Co.), 0.35%, 3/1/37 (a)	9,205	9,205
Elsinore Properties LP (LOC-Fifth Third Bank), 0.27%, 2/1/37 (a)	4,125	4,125
Fiore Capital LLC (LOC-Wells Fargo & Co.), 0.45%, 8/1/45 (a)	25,000	25,000
Gerald J Rubin Special Trust No 1 (LOC-Goldman Sachs Bank USA), 0.22%, 12/1/48, Callable 9/10/20 @ 100 (a)	14,215	14,215
Gillean Family Trust (LOC-Federal Home Loan Bank of Dallas), 0.22%, 12/1/39, Callable 9/10/20 @ 100 (a)	6,140	6,140
Herman & Kittle Capital LLC (LOC-Federal Home Loan Bank of Cincinnati), 0.22%, 2/1/37 (a)	3,595	3,595
Lamar Avenue Trust (LOC-Federal Home Loan Bank of Dallas), 0.22%, 12/1/37, Callable 9/10/20 @ 100 (a)	4,445	4,445
Lavonia O Frick Family Trust (LOC-Federal Home Loan Bank of Atlanta), 0.22%, 8/1/48, Callable 9/10/20 @ 100 (a)	6,000	6,000
Mark E Potteiger Irrevocable Life Insurance Trust (LOC-Federal Home Loan Bank of Dallas), 0.22%, 6/1/48, Callable 9/10/20 @ 100 (a)	4,025	4,025
Medilucent MOB I LP (LOC-PNC Financial Services Group), 0.22%, 8/1/30 (a)	6,255	6,255
NLS Irrevocable Trust (LOC-Bank of Oklahoma, N.A.), 0.25%, 12/1/39, Callable 9/10/20 @ 100 (a)	11,260	11,260
Opler Irrevocable Trust (LOC-Bank of Oklahoma, N.A.), 0.25%, 11/1/39, Callable 9/10/20 @ 100 (a)	9,280	9,280
OSF Finance Co. LLC (LOC-PNC Financial Services Group), 0.22%, 12/1/37 (a)	21,565	21,565
Pinnacle Properties Development Group LLC (LOC-Federal Home Loan Bank of Cincinnati), 0.22%, 6/15/41 (a)	10,859	10,859

See notes to financial statements.

7

USAA Mutual Funds Trust USAA Money Market Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Stivers Realty LC (LOC-Federal Home Loan Bank of Dallas), 0.22%, 7/1/43, Callable 9/10/20 @ 100 (a)	$6,470	$6,470
Stobro Co. LP (LOC-Federal Home Loan Bank of Pittsburgh), 0.38%, 1/1/32 (a)	10,305	10,305
The Debra B Kennedy Irrevocable Trust (LOC-Federal Home Loan Bank of Dallas), 0.22%, 5/1/48, Callable 9/10/20 @ 100 (a)	4,420	4,420
The Dennis Wesley Co., Inc. (LOC-Federal Home Loan Bank of Indianapolis) 0.22%, 6/15/34, Callable 9/10/20 @ 100 (a)	2,075	2,075
0.22%, 11/15/39, Callable 9/10/20 @ 100 (a)	10,125	10,125
The Jacob Rosenstein Irrevocable Life Insurance Trust (LOC-Bank of Oklahoma, N.A.), 0.25%, 8/1/37, Callable 9/10/20 @ 100 (a)	5,800	5,800
The Linda E Krejsek Life Insurance Trust (LOC-Federal Home Loan Bank of Dallas), 0.22%, 9/1/37 (a)	5,490	5,490
		243,239
Total Corporate Bonds (Cost $277,694)		277,694
Yankee Dollar (2.6%)
Financials (1.1%):
Westpac Banking Corp., 0.45%(FEDL01+35bps), 9/21/20 (c)	25,000	25,000
Materials (1.5%):
SSAB AB (LOC-Credit Agricole Corp. Inv. Bank), 0.22%, 5/1/34, Callable 9/10/20 @ 100 (a)	15,000	15,000
SSAB AB (LOC-Swedbank AB), 0.22%, 4/1/34 (a)	20,000	20,000
		35,000
Total Yankee Dollar (Cost $60,000)		60,000
Municipal Bonds (21.9%)
Alabama (0.3%):
Columbia Industrial Development Board Revenue (NBGA-Southern Co.), Series A, 0.20%, 12/1/37, Continuously Callable @ 100 (a)	7,550	7,550
Arizona (1.1%):
Yavapai County IDA Revenue (LOC-Bank of Nova Scotia), 0.30%, 9/1/35, Continuously Callable @ 100 (a)	26,625	26,625
Arkansas (1.2%):
County of Union Revenue (LOC-Bank of America Corp.), Series R, 0.28%, 10/1/27, Callable 9/1/20 @ 100 (a)	29,000	29,000
Colorado (0.4%):
Traer Creek Metropolitan District Revenue (LOC-BNP Paribas), 0.31%, 10/1/30, Continuously Callable @ 100 (a)	8,976	8,976
Connecticut (0.2%):
Connecticut State Development Authority Revenue (LOC-Toronto-Dominion Bank), 0.34%, 12/1/28, Continuously Callable @ 100 (a)	4,330	4,330
Georgia (2.9%):
Appling County Development Authority Revenue (NBGA-Southern Co.), 0.24%, 9/1/41, Continuously Callable @ 100 (a)	15,900	15,900

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Money Market Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
The Burke County Development Authority Revenue, Series 1, 0.22%, 7/1/49, Continuously Callable @ 100 (a)	$15,000	$15,000
The Burke County Development Authority Revenue (NBGA-Southern Co.), 0.23%, 11/1/52, Continuously Callable @ 100 (a)	36,480	36,480
		67,380
Illinois (0.1%):
Illinois Finance Authority Revenue (LOC-Federal Home Loan Bank of Chicago), 0.24%, 7/1/40, Continuously Callable @ 100 (a)	2,740	2,740
Indiana (0.7%):
City of Knox Revenue (LOC-SunTrust Bank), 0.28%, 2/1/46, Continuously Callable @ 100 (a)	11,300	11,300
City of Marion Revenue (LOC-Key Bank, N.A.), Series A, 0.33%, 2/1/35, Continuously Callable @ 100 (a)	3,845	3,845
		15,145
Louisiana (4.4%):
Parish of St. Charles Revenue (LOC-Federal Home Loan Bank of Atlanta), 0.30%, 9/1/24, Continuously Callable @ 100 (a)	2,975	2,975
Parish of St. James Revenue (NBGA-Nucor Corp.), Series B-1, 0.34%, 11/1/40, Continuously Callable @ 100 (a)	100,970	100,970
		103,945
Missouri (0.8%):
Palmyra IDA Revenue, 0.57%, 12/1/37, Callable 9/1/20 @ 100 (a)	18,000	18,000
New York (4.5%):
Broadalbin-Perth Central School District, GO, 1.25%, 6/24/21	13,000	13,081
Hannibal Central School District, GO, 1.25%, 6/30/21	27,000	27,171
Minisink Valley Central School District, GO, 1.25%, 6/25/21	17,939	18,011
New York State Housing Finance Agency Revenue (LOC-Landesbank Hessen-Thuringen), Series B, 0.21%, 11/1/44 (a)	100	100
Saratoga County IDA Revenue (LOC-JPMorgan Chase & Co.), 0.23%, 11/1/21, Continuously Callable @ 100 (a)	13,755	13,755
Schuylerville Central School District, GO, 1.50%, 6/25/21	18,730	18,813
Stillwater Central School District, GO, 1.50%, 6/25/21	12,183	12,243
		103,174
Oklahoma (1.4%):
Muskogee Industrial Trust Revenue, Series A, 0.40%, 1/1/25, Callable 9/2/20 @ 100 (a)	32,400	32,400
Pennsylvania (0.3%):
Allegheny County IDA Revenue (LOC-PNC Financial Services Group), 0.24%, 11/1/27, Callable 9/1/20 @ 100 (a)	4,736	4,736
Pennsylvania Economic Development Financing Authority Revenue (LOC-PNC Financial Services Group), 0.22%, 4/1/35 (a)	3,095	3,095
		7,831
Texas (3.6%):
Brazos Harbor Industrial Development Corp. Revenue 0.57%, 10/1/36, Callable 9/1/20 @ 100 (a)	45,000	45,000
0.57%, 5/1/38, Callable 9/1/20 @ 100 (a)	25,000	25,000

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Money Market Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Port of Port Arthur Navigation District Revenue (NBGA-BASF S.E.), Series A, 0.57%, 5/1/38, Callable 9/1/20 @ 100 (a)	$15,000	$15,000
		85,000
Total Municipal Bonds (Cost $512,096)		512,096
U.S. Treasury Obligations (4.3%)
U.S. Treasury Bills, 0.18%, 11/24/20 (d)	100,000	99,941
Total U.S. Treasury Obligations (Cost $99,941)		99,941
Commercial Paper (36.3%)
American Honda Finance 0.36%, 8/5/20 (d)	20,000	19,999
0.34%, 9/25/20 (d)	10,000	9,995
Barton Capital Corp. 0.25%, 10/13/20 (d)	25,000	24,987
0.35%, 1/19/21 (d)	25,000	24,958
CenterPoint Energy Resources Corp., 0.10%, 8/3/20 (d)	72,000	72,000
Commonwealth Edison Co., 0.12%, 8/5/20 (d)	50,000	49,999
Crown Point Capital Co. LLC 0.30%, 11/12/20 (d)	20,000	19,983
0.35%, 1/13/21 (d)	20,000	19,968
0.41%, 4/13/21 (d)	40,000	40,000
Dairy Farmers of America 0.15%, 8/3/20 (d)	50,000	49,999
0.24%, 8/7/20 (d)	20,000	19,999
0.26%, 8/14/20 (d)	20,000	19,998
Duke Energy Corp. 0.07%, 8/3/20 (d)	51,000	51,001
0.18%, 8/11/20 (d)	20,000	19,999
Glencore Funding LLC 0.45%, 8/10/20 (d)	20,000	19,998
0.46%, 8/14/20 (d)	20,000	19,996
0.48%, 8/24/20 (d)	21,000	20,993
Great Bridge Capital Co. LLC 0.31%, 9/2/20 (d)	20,000	19,994
0.40%, 10/19/20 (d)	20,000	19,982
0.35%, 1/15/21 (d)	20,000	19,968
Hannover Funding Co. LLC 0.20%, 8/3/20 (d)	20,000	20,000
0.28%, 8/17/20 (d)	20,000	19,997
0.27%, 8/24/20 (d)	20,000	19,996
Harley-Davidson Funding 0.27%, 8/7/20 (d)	20,000	19,999
0.34%, 9/9/20 (d)	15,000	14,994
Hyundai Capital America, Inc. 0.50%, 8/3/20 (d)	20,000	19,999
0.59%, 8/11/20 (d)	20,000	19,996
Landesbank Baden-Wurttemberg, 0.30%, 1/11/21 (d)	20,000	19,973

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Money Market Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
LMA Americas LLC, 0.35%, 12/2/20 (d)	$20,000	$19,976
Manhattan Asset Funding Co. 0.21%, 10/7/20 (d)	12,000	11,995
0.33%, 11/30/20 (d)	30,000	29,967
Ridgefield Funding Co. LLC 0.25%, 10/13/20 (d)	25,000	24,987
0.34%, 11/2/20 (d)	20,000	19,982
Sheffield Receivables, 0.29%, 11/10/20 (d)	25,000	24,980
		850,657
Total Commercial Paper (Cost $850,657)		850,657
Certificates of Deposit (21.3%)
Bank of Montreal 0.36%, 8/3/20 (SOFR+26bps) (c)	40,000	40,000
0.45%, 8/3/20 (FEDL01+35bps) (c)	40,000	40,000
Bank of Nova Scotia, 0.55% (FEDL01+45bps), 10/23/20 (c)	25,000	25,000
Bayerische Landesbank, 0.38%, 10/1/20	50,000	50,007
Credit Suisse, 0.38%, 4/12/21	20,000	20,000
Credit Suisse AG, 1.27%, 10/6/20	50,000	50,000
Mizuho Bank Ltd., 0.35% (LIBOR01M+17bps), 1/25/21 (c)	25,000	25,000
Norinchukin Bank, 0.34% (LIBOR01M+17bps), 1/29/21 (c)	25,000	25,000
Societe Generale 0.54%, 8/17/20 (FEDL01+44bps) (c)	40,000	40,000
0.59%, 9/8/20 (FEDL01+49bps) (c)	40,000	40,000
Toronto Dominion Bank, 0.45% (FEDL01+35bps), 8/7/20 (c)	40,000	40,000
Toronto-Dominion Bank, 0.52% (SOFR+42bps), 9/30/20 (c)	25,000	25,000
Wells Fargo Bank NA, 0.44% (FEDL01+34bps), 8/14/20 (c)	40,000	40,000
Westpac Banking Corp., 0.50% (FEDL01+40bps), 11/2/20 (c)	40,000	40,000
Total Certificates of Deposit (Cost $500,007)		500,007
Total Investments (Cost $2,300,395) — 98.2%		2,300,395
Other assets in excess of liabilities — 1.8%		44,224
NET ASSETS — 100.00%		$2,344,619

(a)  Variable Rate Demand Notes that provide the rights to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of July 31, 2020, the fair value of these securities was $20,000 (thousands) and amounted to 0.9% of net assets.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of July 31, 2020.

(d)  Rate represents the effective yield at July 31, 2020.

bps — Basis points

FEDL01 — Effective Federal Fund Rate

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Money Market Fund	Schedule of Portfolio Investments — continued July 31, 2020

GO — General Obligation

IDA — Industrial Development Authority

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LOC — Letter of Credit

LP — Limited Partnership

SOFR — Secured Overnight Financing Rate

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

NBGA  Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the name listed.

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

USAA Money Market Fund
Assets:
Investments, at value (Cost $2,300,395)	$2,300,395
Cash and cash equivalents	359
Receivables:
Interest and dividends	820
Capital shares issued	5,118
Investments sold	42,300
From Adviser	917
Prepaid expenses	47
Total Assets	2,349,956
Liabilities:
Payables:
Capital shares redeemed	4,057
Accrued expenses and other payables:
Investment advisory fees	481
Administration fees	200
Transfer agent fees	504
Compliance fees	1
Other accrued expenses	94
Total Liabilities	5,337
Net Assets:
Capital	2,344,511
Total accumulated earnings	108
Net Assets	$2,344,619
Shares (unlimited number of shares authorized with no par value):	2,345,031
Net asset value, offering and redemption price per share: (a)	$1.00

(a)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2020

(Amounts in Thousands)

USAA Money Market Fund
Investment Income:
Interest	$73,810
Total Income	73,810
Expenses:
Investment advisory fees	10,269
Administration fees	4,279
Sub-Administration fees	27
Custodian fees	257
Transfer agent fees	10,702
Trustees' fees	47
Compliance fees	29
Legal and audit fees	84
State registration and filing fees	51
Other expenses	388
Total Expenses	26,133
Expenses waived/reimbursed by Adviser	(1,305)
Net Expenses	24,828
Net Investment Income	48,982
Realized/Unrealized Gains from Investments:
Net realized gains from investment securities	106
Net realized/unrealized gains on investments	106
Change in net assets resulting from operations	$49,088

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Money Market Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
From Investments:
Operations:
Net investment income	$48,982	$94,412
Net realized gains from investments	106	6
Change in net assets resulting from operations	49,088	94,418
Change in net assets resulting from distributions to shareholders	(48,976)	(94,412)
Change in net assets resulting from capital transactions	(2,534,136)	255,027
Change in net assets	(2,534,024)	255,033
Net Assets:
Beginning of period	4,878,643	4,623,610
End of period	$2,344,619	$4,878,643
Capital Transactions:
Proceeds from shares issued	$4,964,491	$6,144,694
Distributions reinvested	48,704	93,847
Cost of shares redeemed	(7,547,331)	(5,983,514)
Change in net assets resulting from capital transactions	$(2,534,136)	$255,027
Share Transactions:
Issued	4,964,491	6,144,694
Reinvested	48,704	93,847
Redeemed	(7,547,331)	(5,983,514)
Change in Shares	(2,534,136)	255,027

See notes to financial statements.

15

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities						Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains on Investments		Total from Investment Activities		Net Investment Income	Net Realized Gains From Investments
USAA Money Market Fund
Year Ended July 31, 2020	$1.00	0.01	(a)	—	(b)	0.01		(0.01)	—
Year Ended July 31, 2019	$1.00	0.02		—	(b)	0.02		(0.02)	—
Year Ended July 31, 2018	$1.00	0.01		—	(b)	0.01		(0.01)	—
Year Ended July 31, 2017	$1.00	—	(b)	—	(b)	—	(b)	—	—	(b)
Year Ended July 31, 2016	$1.00	—	(b)	—	(b)	—	(b)	—	—	(b)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005.

(c)  USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.

(d)  Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

See notes to financial statements.

16

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*		Net Expenses^		Net Investment Income	Gross Expenses		Net Assets, End of Period (000's)
USAA Money Market Fund
Year Ended July 31, 2020	(0.01)	$1.00	1.04%		0.58%		1.15%	0.61%		$2,344,619
Year Ended July 31, 2019	(0.02)	$1.00	1.97%		0.62%		1.95%	0.62%		$4,878,643
Year Ended July 31, 2018	(0.01)	$1.00	1.13%		0.62%		1.12%	0.62%		$4,623,610
Year Ended July 31, 2017	— (b)	$1.00	0.31	%(c)	0.63	%(c)(d)	0.29%	0.63	%(d)	$4,513,270
Year Ended July 31, 2016	— (b)	$1.00	0.01	%(c)	0.41	%(c)(d)	0.01%	0.67	%(d)	$5,606,434

See notes to financial statements.

17

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Money Market Fund (the "Fund"). The Fund is classified as diversified under the 1940 Act.

The Fund operates as a retail money market fund in compliance with the requirements of Rule 2a-7 under the 1940 Act; and as a retail money market fund, shares of the Fund are available for sale only to accounts that are beneficially owned by natural persons.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Repurchase agreements are valued at cost.

All securities held in the Fund are short-term debt securities, which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith, at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

Repurchase Agreements:

The Fund may enter into repurchase agreements with commercial banks or recognized security dealers pursuant to the terms of a Master Repurchase Agreement. A repurchase agreement is an arrangement wherein the Fund purchases securities and the seller agrees to repurchase the securities at an agreed upon time and at an agreed upon price. The purchased securities are marked-to-market daily to ensure their value is equal to or in excess of the purchase price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Master Repurchase Agreements typically contain netting provisions, which provide for the net settlement of all transactions and collateral with the Fund through a single payment in the event of default or termination. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

Investments in repurchase agreements as reflected on the Schedule of Portfolio of Investments are not net settlement amounts but gross. At July 31, 2020, the value of the related collateral exceeded the value of the repurchase agreements, reducing the net settlement amount to zero. Details on the collateral are included on the Schedule of Portfolio of Investments. At July 31, 2020, the Fund did not hold any repurchase agreements.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery, or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value ("NAV"). No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended July 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$39,500	$33,800	$—

Fees Paid Indirectly:

Expense offsets to custody fees that arise from credits on cash balances maintained on deposit are reflected on the Statement of Operations, as applicable, as Fees paid indirectly.

3. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. The Fund's Investment Adviser fee is accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2020, are reflected on the Statement of Operations as Investment Advisory fees.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of- managers structure, the investment adviser may select (with approval of the Board and without

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2020, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.10% of average daily net assets of the Fund. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensate the Adviser for these services. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), provides transfer agency services to the Fund. Transfer agent's fees for the Fund are paid monthly based on a fee accrued daily at an annualized rate of 0.25% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor received no fees or other compensation for such distribution services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by the Fund in any fiscal year exceed the expense limit. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2020, the expense limit (excluding voluntary waivers) is 0.62%.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount.

Amendment #1 to the expense limitation agreement was effective March 23, 2020. Under this amendment, the Adviser agreed to further reimburse fees in excess of the Fund's expense limit agreement of 0.62% dated July 1, 2019. These voluntary reductions, to the extent necessary, are to maintain a certain minimum net yield of the Fund. Under this agreement to reimburse additional fees, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, to the extent any repayments would not cause the Fund's net yield to fall below the Fund's minimum yield at the time of: (a) the original waiver or expense reimbursement; or (b) the expense limit in effect at the time of the extra waiver. As of July 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2020.

Expires July 31, 2023
$1,305

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

4. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees: (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults: (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

When interest rates rise, debt security prices generally fall. The opposite also generally is true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of debt securities. The Fund's yield will vary. A sharp and unexpected rise in interest rates could cause the Fund's share price to drop below a dollar. A low interest rate environment may prevent

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

the Fund from providing a positive yield and could also impair the Fund's ability to maintain a stable net asset value ("NAV").

Credit risk is expected to be low for the Fund because it invests primarily in securities that are considered to be of high quality. However, there is the possibility that an issuer will fail to make timely interest and principal payments on its securities or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline.

The Fund is actively managed, and the investment techniques and risk analyses used by the Fund's portfolio managers may not produce the desired results.

Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three-year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

5. Borrowing:

Line of Credit:

For the year ended July 31, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended July 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The average loans under the line of credit agreement with Citibank for the days outstanding and average interest rate for each Fund during the year ended June 30, 2020 were as follows:

Amount Outstanding at July 31, 2020	Average Borrowings*	Days Outstanding	Average Rate*	Maximum Borrowing During the Period
$—	$25,900	1	2.18%	$25,900

*  For the year ended July 31, 2020, based on the number of days borrowings were outstanding.

6. Federal Income Tax Information:

The Fund intends to declare daily and distribute monthly any net investment income. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

As of July 31, 2020, on the Statement of Assets and Liabilities, there were no permanent book-to-tax difference reclassification adjustments.

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended July 31, 2020		Year Ended July 31, 2019
Distributions paid from		Distributions paid from
Ordinary Income	Total Distributions Paid	Ordinary Income*	Total Distributions Paid
$49,089	$49,089	$94,412	$94,412

*  Includes short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Total Accumulated Earnings (Loss)
$108	$108

At July 31, 2020, the Fund had no net capital loss carryforwards for federal income tax purposes.

As of July 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation,gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,300,395	$—	$—	$—

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Money Market Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2020

25

USAA Mutual Funds Trust	Supplemental Information July 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

26

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

27

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

28

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

29

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, Investment Management Company (IMCO) (September 2009-April 2014); President, Asset Management Company (AMCO) (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA IMCO (since 2009); Chairman of Board of IMCO (since 2013); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.

Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

Beginning Account Value 2/1/20	Actual Ending Account Value 7/31/20	Hypothetical Ending Account Value 7/31/20	Actual Expenses Paid During Period 2/1/20- 7/31/20*	Hypothetical Expenses Paid During Period 2/1/20- 7/31/20*	Annualized Expense Ratio During Period 2/1/20- 7/31/20
$1,000.00	$1,002.60	$1,022.23	$2.64	$2.66	0.53%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2020 (amounts in thousands):

Short-Term Capital Gains Distributions
$4

33

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800	) 235-8396

23427-0920

JULY 31, 2020

Annual Report

USAA Science & Technology Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	3
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	30
Supplemental Information	31
Trustees' and Officers' Information	31
Proxy Voting and Portfolio Holdings Information	37
Expense Examples	37
Additional Federal Income Tax Information	38
Liquidity Risk Management Program	39
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem pedestrian given what we would experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic forecasts moot, but it also roiled stock and bond markets everywhere. It also brought the economy to a near halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on July 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (July 31, 2020) at approximately 3,271, which was up 8.9% from one year ago. Quite the impressive reversal.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of sheltering in place. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving fixed income liquidity and trading. Credit spreads across corporate, high yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.02% at the beginning of our reporting period to approximately 0.55% as of July 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to analyze the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be a guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 235-8396.

Sincerely,

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

2

USAA Mutual Funds Trust

USAA Science & Technology Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA  Wasif A. Latif

RS Investments Growth, A Victory Capital Investment Franchise

Stephen J. Bishop  Christopher Clark, CFA
Paul Leung, CFA

Wellington Management Company LLP

Robert L. Deresiewicz  John F. Averill, CFA
Ann C. Gallo  Eunhak Bae
Brian Barbetta  Jeffrey S. Wantman

•  What were the market conditions over the reporting period?

The U.S. stock market generated solid gains for the reporting period overall. Growth stocks significantly outperformed value stocks, while large-cap stocks outpaced small-cap stocks.

Global financial market performance varied widely over the period driven by optimism of continued economic recovery followed by the novel coronavirus ("COVID-19") shock and uncertainty related to the duration and economic impact of the COVID-19 pandemic. These fears generally led to a "risk-off" environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening. The U.S. large growth space led by information technology and communication services continued to outperform in the face of the economic threat as they were perceived as "stay-at-home stocks" that would further benefit from economic activity from homes.

Within the United States, the S&P 500® Index dropped nearly 34% at the end of the reporting period from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with optimism that a COVID-19 treatment will eventually emerge. Over the reporting period, the S&P 500 Index retuned 11.96%, with large-cap growth stocks leading the way, up to a return of 29.84% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks significantly underperformed growth stocks over the period. U.S. large-cap value stocks were down to a return of -6.01% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-caps stocks, returned -4.59% as represented by the Russell 2000 Index.

Developed-market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI

3

USAA Mutual Funds Trust

USAA Science & Technology Fund (continued)

Managers' Commentary (continued)

EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year.

The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the year's losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -1.67%, while the MSCI Emerging Markets Index returned 6.55%.

•  How did the USAA Science & Technology Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Class A shares (redesignated from Adviser Shares). For the reporting period ended July 31, 2020, the Fund Shares and Class A shares had total returns of 30.85% and 30.47%, respectively. This compares to returns of 11.96% for the S&P 500® Index (the "Index"), 34.60% for the S&P North American Technology Index, 18.52% for the S&P Composite 1500 Health Care Index, and 28.33% for the Lipper Science & Technology Funds Index.

Victory Capital Management Inc. is the Fund's investment adviser and employs dedicated resources to support the research, selection, and monitoring of the Fund's subadviser. Wellington Management Company LLP ("Wellington Management") is the subadviser to the Fund. The subadviser provides day-to-day discretionary management for the Fund's assets.

•  What strategies did you employ during the reporting period?

The Fund had very strong positive returns for the reporting period ended July 31, 2020. Overall, stock selection in information technology had by far the largest positive effect on relative performance, while stock selection within health care detracted from Fund performance. Allocation across industries within information technology and healthcare detracted from relative performance.

Thank you for allowing us to assist you with your investment needs.

4

USAA Mutual Funds Trust

USAA Science & Technology Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2020

	Fund Shares	Class A Shares
INCEPTION DATE	8/1/97	8/2/10
	Net Asset Value	Net Asset Value	Maxiumum Offering Price	S&P 500® Index[1]	S&P North American Technology Index[2]	S&P Composite 1500 Health Care Index[3]	Lipper Science & Technology Funds Index[4]
One Year	30.85%	30.47%	22.96%	11.96%	34.60%	18.52%	28.33%
Five Year	17.53%	17.22%	15.84%	11.47%	23.91%	8.98%	19.24%
Ten Year	19.45%	N/A	N/A	13.82%	20.46%	16.47%	17.56%
Since Inception	N/A	18.95%	18.25%	N/A	N/A	N/A	N/A

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Science & Technology Fund — Growth of $10,000

1The unmanaged, broad-based composite S&P 500® Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

2The unmanaged S&P North American Technology Index provides investors with a benchmark that represents U.S. securities classified under the Global Industry Classification System (GICS®) technology sector and internet retail sub-industry.

3The unmanaged S&P Composite 1500 Health Care Index comprises U.S. traded stocks that are members of either the S&P Total Market Index (TMI) or the S&P/TSX Composite Index, and are classified within the health care sector of the GICS®.

4The unmanaged Lipper Science & Technology Funds Index tracks the total return performance of funds within the Lipper Science & Technology Funds category.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

USAA Mutual Funds Trust USAA Science & Technology Fund	July 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The USAA Science & Technology Fund seeks long-term capital appreciation.

Sector Allocation*:

July 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

6

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.2%)
Communication Services (7.4%):
Alphabet, Inc. Class A (a)	12,553	$18,678
Boingo Wireless, Inc. (a)	1,075,101	15,535
Facebook, Inc. Class A (a)	157,896	40,054
Match Group, Inc. (a)	183,405	18,835
Nexon Co. Ltd.	128,400	3,299
Snap, Inc. Class A (a)	403,303	9,042
Take-Two Interactive Software, Inc. (a)	82,534	13,537
Tencent Holdings Ltd.	59,860	4,106
Tencent Music Entertainment Group, ADR (a)	133,630	2,157
ZoomInfo Technologies, Inc. Class A (a)	3,620	148
		125,391
Communications Equipment (2.1%):
Lumentum Holdings, Inc. (a)	253,860	23,565
Viavi Solutions, Inc. (a)	826,221	11,427
		34,992
Consumer Discretionary (6.4%):
Alibaba Group Holding Ltd. (a)	171,208	5,372
Amazon.com, Inc. (a)	22,471	71,114
Arco Platform Ltd. Class A (a)	206,677	9,001
Booking Holdings, Inc. (a)	7,697	12,793
Etsy, Inc. (a)	29,877	3,537
Trainline PLC (a) (b)	394,862	2,123
		103,940
Electronic Equipment, Instruments & Components (3.3%):
Airgain, Inc. (a)	23,485	301
Corning, Inc.	159,442	4,943
Dolby Laboratories, Inc. Class A	125,753	8,752
Fabrinet (a)	219,861	15,969
Flex Ltd. (a)	443,130	5,092
Hon Hai Precision Industry Co. Ltd.	632,000	1,689
Keysight Technologies, Inc. (a)	93,064	9,296
Rogers Corp. (a)	70,257	8,374
		54,416
Financials (0.8%):
LendingTree, Inc. (a) (c)	25,238	8,740
Panacea Acquisition Corp. (a)	518,825	5,603
		14,343
Health Care (24.3%):
10X Genomics, Inc. Class A (a)	85,329	8,394
89bio, Inc. (a)	3,866	117
Abbott Laboratories	12,128	1,221
Acadia Healthcare Co., Inc. (a)	7,827	233
Accolade, Inc. (a) (c)	400	13

See notes to financial statements.

7

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Adaptimmune Therapeutics PLC, ADR (a)	492,007	$4,600
Adaptive Biotechnologies Corp. (a)	65,212	2,434
Adverum Biotechnologies, Inc. (a)	228,519	3,832
Aimmune Therapeutics, Inc. (a) (c)	302,467	3,995
Akero Therapeutics, Inc. (a)	2,500	88
Akouos, Inc. (a)	121,982	2,385
Albireo Pharma, Inc. (a)	82,225	2,324
Alkermes PLC (a)	18,204	328
Allogene Therapeutics, Inc. (a) (c)	119,557	4,384
Alnylam Pharmaceuticals, Inc. (a)	2,776	405
ALX Oncology Holdings, Inc. (a)	700	23
Amedisys, Inc. (a)	1,022	239
Amicus Therapeutics, Inc. (a)	231,472	3,345
Amneal Pharmaceuticals, Inc. (a)	12,583	54
Apellis Pharmaceuticals, Inc. (a)	257,691	6,672
Arcus Biosciences, Inc. (a)	171,235	3,370
Arena Pharmaceuticals, Inc. (a)	64,526	3,961
Argenx SE, ADR (a)	525	121
Ascendis Pharma A/S, ADR (a)	46,224	6,362
Assembly Biosciences, Inc. (a)	282,321	6,268
AstraZeneca PLC, ADR	19,810	1,105
Atreca, Inc. Class A (a)	314,372	4,071
Autolus Therapeutics PLC, ADR (a)	203,751	2,690
Avidity Biosciences, Inc. (a)	164,922	4,650
Avrobio, Inc. (a)	227,610	3,858
Baxter International, Inc.	7,858	679
Beam Therapeutics, Inc. (a) (c)	126,392	2,444
Becton, Dickinson & Co.	1,218	343
BeiGene Ltd., ADR (a) (c)	21,630	4,521
Berkeley Lights, Inc. (a)	67,267	4,034
Bicycle Therapeutics PLC, ADR (a)	280,815	4,437
Biohaven Pharmaceutical Holding Co. Ltd. (a)	3,541	227
BioLife Solutions, Inc. (a)	208,495	4,030
Bio-Techne Corp.	852	234
Bioxcel Therapeutics, Inc. (a)	89,490	4,059
Black Diamond Therapeutics, Inc. (a)	1,117	31
bluebird bio, Inc. (a)	266,915	16,201
Blueprint Medicines Corp. (a) (c)	88,950	6,509
Boston Scientific Corp. (a)	26,434	1,020
Bristol-Myers Squibb Co.	23,805	1,396
Celyad SA, ADR (a) (c)	190,193	1,794
Centene Corp. (a)	6,305	411
Centogene NV (a)	271,884	3,453
Chugai Pharmaceutical Co. Ltd.	4,290	194
Coherus Biosciences, Inc. (a) (c)	6,669	117
Constellation Pharmaceuticals, Inc. (a)	97,140	2,612
ConvaTec Group PLC (b)	78,416	208
Crinetics Pharmaceuticals, Inc. (a)	119,932	1,665
CryoPort, Inc. (a) (c)	363,936	12,061
Cytokinetics, Inc. (a) (c)	5,734	124

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
CytomX Therapeutics, Inc. (a)	459,836	$3,223
Daiichi Sankyo Co. Ltd.	4,750	420
Danaher Corp.	6,594	1,344
Dermtech, Inc. (a)	120,260	1,274
Dermtech, Inc. PIPE (a)	464,762	4,922
Editas Medicine, Inc. (a) (c)	94,637	2,779
Edwards Lifesciences Corp. (a)	12,771	1,001
Eidos Therapeutics, Inc. (a) (c)	93,647	3,755
Eisai Co. Ltd.	5,515	445
Elanco Animal Health, Inc. (a)	6,955	164
Eli Lilly & Co.	9,336	1,403
Encompass Health Corp.	4,632	315
Epizyme, Inc. (a)	399,083	5,523
Equillium, Inc. (a)	412,996	3,985
Exact Sciences Corp. (a)	72,276	6,848
Exagen, Inc. (a)	264,134	3,288
Fate Therapeutics, Inc. (a)	509,579	15,935
Forma Therapeutics Holdings, Inc. (a) (c)	1,500	52
Fresenius SE & Co. KGaA (a)	3,924	196
Fusion Pharmaceuticals, Inc. (a) (c)	169,297	2,330
G1 Therapeutics, Inc. (a)	8,911	131
Galapagos NV (a)	910	169
Generation Bio Co. (a)	155,200	3,048
Genmab A/S (a)	524	180
Genus PLC	3,959	177
Global Blood Therapeutics, Inc. (a)	5,233	353
GlycoMimetics, Inc. (a)	10,451	41
Gossamer Bio, Inc. (a)	275,209	3,280
Gritstone Oncology, Inc. (a) (c)	78,368	251
GW Pharmaceuticals PLC, ADR (a) (c)	56,598	7,223
HCA Healthcare, Inc.	4,855	615
Hikma Pharmaceuticals PLC	1,311	37
Hill-Rom Holdings, Inc.	1,494	145
HMS Holdings Corp. (a)	8,275	269
Hologic, Inc. (a)	6,016	420
Homology Medicines, Inc. (a)	184,697	2,429
Humana, Inc.	1,602	629
Hutchison China Meditech Ltd., ADR (a)	2,598	70
iCAD, Inc. (a) (c)	59,086	545
ICON PLC (a)	2,041	378
Illumina, Inc. (a)	24,424	9,334
ImmunoGen, Inc. (a)	25,083	103
Immunomedics, Inc. (a)	126,522	5,343
Integer Holdings Corp. (a)	1,041	68
Intuitive Surgical, Inc. (a)	960	658
Invitae Corp. (a) (c)	194,938	5,692
Iovance Biotherapeutics, Inc. (a)	208,827	6,071
Ironwood Pharmaceuticals, Inc. (a)	22,704	208
KalVista Pharmaceuticals, Inc. (a)	103,665	1,019
Kangji Medical Holdings Ltd. (a)	2,600	10

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Kezar Life Sciences, Inc. (a)	1,101,187	$4,812
Kodiak Sciences, Inc. (a) (c)	2,567	119
Krystal Biotech, Inc. (a)	42,357	1,749
Kura Oncology, Inc. (a)	356,319	5,858
Laboratorios Farmaceuticos Rovi SA (a)	3,163	109
Legend Biotech Corp., ADR (a)	849	30
LHC Group, Inc. (a)	1,228	240
Lyra Therapeutics, Inc. (a)	98,217	1,316
MacroGenics, Inc. (a) (c)	170,541	4,332
Madrigal Pharmaceuticals, Inc. (a)	2,233	229
Marinus Pharmaceuticals, Inc. (a)	857,428	1,440
Masimo Corp. (a)	505	111
Matinas BioPharma Holdings, Inc. (a) (c)	2,267,383	1,773
Mirati Therapeutics, Inc. (a) (c)	47,978	5,820
Molina Healthcare, Inc. (a)	1,093	202
Momenta Pharmaceuticals, Inc. (a)	14,561	429
Mylan NV (a)	15,031	242
MyoKardia, Inc. (a)	46,680	4,209
Myovant Sciences Ltd. (a)	223,759	3,401
NanoString Technologies, Inc. (a)	5,339	193
NeoGenomics, Inc. (a)	207,933	7,949
Neurocrine Biosciences, Inc. (a)	20,139	2,424
Notre Dame Intermedica Participacoes SA	13,300	170
Novartis AG Registered Shares	2,453	202
Nurix Therapeutics, Inc. (a) (d)	13,119	254
NuVasive, Inc. (a) (c)	3,288	188
Odonate Therapeutics, Inc. (a)	6,842	249
Omnicell, Inc. (a)	4,580	322
Ono Pharmaceutical Co. Ltd.	7,530	212
ORIC Pharmaceuticals, Inc. (a)	126,635	2,542
Oyster Point Pharma, Inc. (a)	4,763	107
Pandion Therapeutics, Inc. (a) (c)	243,340	4,142
Passage Bio, Inc. (a) (c)	71,686	1,121
Pfizer, Inc.	62,305	2,397
PhaseBio Pharmaceuticals, Inc. (a) (c)	11,759	47
PPD, Inc. (a)	14,200	417
PRA Health Sciences, Inc. (a)	3,453	368
Precision BioSciences, Inc. (a) (c)	185,850	1,182
Provention Bio, Inc. (a) (c)	234,220	2,434
Quotient Ltd. (a) (c)	400,710	3,142
R1 RCM, Inc. (a)	10,731	147
Radius Health, Inc. (a)	3,571	45
RAPT Therapeutics, Inc. (a) (c)	70,061	1,513
Regeneron Pharmaceuticals, Inc. (a)	427	270
Relay Therapeutics, Inc. (a)	700	25
Repligen Corp. (a)	1,056	159
Replimune Group, Inc. (a)	297,476	5,941
Revance Therapeutics, Inc. (a)	7,108	167
REVOLUTION Medicines, Inc. (a)	32,068	773
Rigel Pharmaceuticals, Inc. (a)	33,825	78
See notes to financial statements.

10

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Royalty Pharma PLC Class A (a)	3,529	$152
Sage Therapeutics, Inc. (a)	68,165	3,106
Satsuma Pharmaceuticals, Inc. (a)	3,180	75
Scholar Rock Holding Corp. (a) (c)	168,112	1,898
Seattle Genetics, Inc. (a)	3,193	531
Shockwave Medical, Inc. (a)	3,860	190
Smith & Nephew PLC	22,295	440
SpringWorks Therapeutics, Inc. (a)	85,124	3,629
Stoke Therapeutics, Inc. (a) (c)	103,329	2,603
Surface Oncology, Inc. (a)	1,057,296	5,509
Sutro Biopharma, Inc. (a)	213,334	1,658
Syndax Pharmaceuticals, Inc. (a)	14,947	211
Takeda Pharmaceutical Co. Ltd.	2,365	86
TCR2 Therapeutics, Inc. (a)	174,200	2,918
Tecan Group AG	655	275
Teladoc Health, Inc. (a)	455	108
Teleflex, Inc.	1,659	619
Therapeutics Acquisition Corp. Class A (a)	2,000	28
Theravance BioPharma, Inc. (a)	4,761	92
Thermo Fisher Scientific, Inc.	3,895	1,612
Tricida, Inc. (a)	6,523	87
Turning Point Therapeutics, Inc. (a)	58,452	3,462
Twist Bioscience Corp. (a)	186,945	10,476
UCB SA	3,052	392
UnitedHealth Group, Inc.	9,824	2,975
UroGen Pharma Ltd. (a) (c)	5,879	130
Veeva Systems, Inc. Class A (a)	60,006	15,876
Vertex Pharmaceuticals, Inc. (a)	1,745	475
Wave Life Sciences Ltd. (a)	5,415	48
Wuxi Apptec Co. Ltd. (b) (c)	16,264	245
Wuxi Biologics Cayman, Inc. (a) (b)	7,500	155
Zai Lab Ltd., ADR (a)	5,364	408
Zealand Pharma A/S, ADR (a) (c)	1,617	52
Zymeworks, Inc. (a)	144,468	4,410
		402,976
Industrials (0.2%):
Equifax, Inc.	9,271	1,507
Uber Technologies, Inc. (a)	53,345	1,614
		3,121
IT Services (12.8%):
FleetCor Technologies, Inc. (a)	31,210	8,070
Genpact Ltd.	179,639	7,153
Global Payments, Inc.	177,797	31,651
GoDaddy, Inc. Class A (a)	179,100	12,587
PayPal Holdings, Inc. (a)	82,633	16,202
Square, Inc. Class A (a)	27,304	3,545
Twilio, Inc. Class A (a)	164,094	45,524
Visa, Inc. Class A	212,063	40,377

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
WEX, Inc. (a)	35,482	$5,619
Wix.com Ltd. (a)	143,262	41,615
		212,343
Semiconductors & Semiconductor Equipment (16.5%):
Advanced Micro Devices, Inc. (a)	250,279	19,379
ASM Pacific Technology Ltd.	157,800	1,782
BE Semiconductor Industries NV	86,363	3,861
Cohu, Inc.	871,044	16,402
FormFactor, Inc. (a)	125,375	3,616
Globalwafers Co. Ltd.	203,000	2,907
KLA Corp.	59,811	11,952
Koh Young Technology, Inc.	31,080	2,566
Lam Research Corp.	70,594	26,625
Lattice Semiconductor Corp. (a)	943,472	29,332
MACOM Technology Solutions Holdings, Inc. (a)	820,694	34,682
Marvell Technology Group Ltd.	836,298	30,500
Micron Technology, Inc. (a)	153,722	7,695
MKS Instruments, Inc.	140,220	17,870
Monolithic Power Systems, Inc.	47,563	12,605
NVIDIA Corp.	38,262	16,246
SK Hynix, Inc.	65,932	4,617
STMicroelectronics NV, NYS (c)	723,055	20,202
Teradyne, Inc.	50,556	4,497
Tokyo Electron Ltd.	13,800	3,819
		271,155
Software (25.4%):
Adobe, Inc. (a)	13,156	5,845
Avaya Holdings Corp. (a) (c)	638,425	8,082
Coupa Software, Inc. (a)	95,908	29,391
DocuSign, Inc. (a)	158,742	34,420
Domo, Inc. Class B (a) (c)	407,980	13,129
Dropbox, Inc. Class A (a)	565,926	12,875
Fair Isaac Corp. (a)	29,720	13,053
Guidewire Software, Inc. (a)	60,321	7,097
Microsoft Corp.	444,216	91,069
Paycom Software, Inc. (a)	50,889	14,471
Proofpoint, Inc. (a)	111,280	12,872
RingCentral, Inc. Class A (a)	235,144	68,255
Salesforce.com, Inc. (a)	79,419	15,475
ServiceNow, Inc. (a)	88,240	38,755
Slack Technologies, Inc. Class A (a)	128,311	3,792
Splunk, Inc. (a)	46,605	9,779
SVMK, Inc. (a)	139,763	3,352
Varonis Systems, Inc. (a)	152,970	16,574
Workday, Inc. Class A (a)	57,949	10,484
Zendesk, Inc. (a)	97,799	8,914
		417,684
Total Common Stocks (Cost $1,046,149)		1,640,361

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Science & Technology Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Rights (0.0%) (e)
Health Care (0.0%): (e)
Contra Clementia Pharmaceuticals (d) (f)	14,251	$15
Total Rights (Cost $19)		15
Collateral for Securities Loaned^ (3.5%)
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.13% (g)	50,208,727	50,208
HSBC U.S. Government Money Market Fund I Shares, 0.08% (g)	6,308,858	6,309
Invesco Government & Agency Portfolio Institutional Shares, 0.06% (g)	834,521	835
Total Collateral for Securities Loaned (Cost $57,352)		57,352
Total Investments (Cost $1,103,520) — 102.7%		1,697,728
Liabilities in excess of other assets — (2.7)%		(44,693)
NET ASSETS — 100.00%		$1,653,035

At July 31, 2020 the Fund's investments in foreign securities were 13.5% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of July 31, 2020, the fair value of these securities was $2,731 (thousands) and amounted to 0.2% of net assets.

(c)  All or a portion of this security is on loan.

(d)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of July 31, 2020, illiquid securities were less than 0.05% of the Fund's net assets.

(e)  Amount represents less than 0.05% of net assets.

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of the Fund's net assets as of July 31, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(g)  Rate disclosed is the daily yield on July 31, 2020.

ADR — American Depositary Receipt

NYS — New York Registered Shares

PIPE — Private Investment in Public Equity

PLC — Public Limited Company

See notes to financial statements.

13

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Science & Technology Fund
Assets:
Investments, at value (Cost $1,103,520)	$1,697,728	(a)
Cash and cash equivalents	13,370
Receivables:
Interest and dividends	409
Capital shares issued	443
Investments sold	1,386
Reclaims	23
From Adviser	1
Prepaid expenses	52
Total Assets	1,713,412
Liabilities:
Payables:
Collateral received on loaned securities	57,352
Investments purchased	569
Capital shares redeemed	953
Accrued expenses and other payables:
Investment advisory fees	1,087
Administration fees	208
Custodian fees	22
Transfer agent fees	132
Compliance fees	1
12b-1 fees	10
Other accrued expenses	43
Total Liabilities	60,377
Net Assets:
Capital	1,022,250
Total accumulated earnings/(loss)	630,785
Net Assets	$1,653,035
Net Assets:
Fund Shares	$1,559,222
Class A shares	93,813
Total	$1,653,035
Shares (unlimited number of shares authorized with no par value):
Fund Shares	53,897
Class A shares	3,386
Total	57,283
Net asset value, offering and redemption price per share: (b)
Fund Shares	$28.93
Class A shares	$27.71
Maximum Sales Charge — Class A shares	5.75%
Maximum offering price:
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A shares	$29.40

(a)  Includes $54,465 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

14

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2020

(Amounts in Thousands)

USAA Science & Technology Fund
Investment Income:
Dividends	$4,250
Interest	268
Securities lending (net of fees)	1,090
Foreign tax withholding	(96)
Total Income	5,512
Expenses:
Investment advisory fees	10,789
Administration fees — Fund Shares	2,011
Administration fees — Class A shares	137
Sub-Administration fees	38
12b-1 fees — Class A shares	228
Custodian fees	141
Transfer agent fees — Fund Shares	1,400
Transfer agent fees — Class A shares	112
Trustees' fees	46
Compliance fees	9
Legal and audit fees	138
State registration and filing fees	33
Interfund lending fees	1
Other expenses	109
Total Expenses	15,192
Net Investment Income (Loss)	(9,680)
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	60,290
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	343,518
Net realized/unrealized gains (losses) on investments	403,808
Change in net assets resulting from operations	$394,128

See notes to financial statements.

15

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Science & Technology Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
From Investments:
Operations:
Net investment income (loss)	$(9,680)	$(5,689)
Net realized gains (losses) from investments	60,290	369,112
Net change in unrealized appreciation/depreciation on investments	343,518	(199,041)
Change in net assets resulting from operations	394,128	164,382
Distributions to Shareholders:
Fund Shares	(301,846)	(162,096)
Class A shares	(22,502)	(13,848)
Change in net assets resulting from distributions to shareholders	(324,348)	(175,944)
Change in net assets resulting from capital transactions	94,526	56,982
Change in net assets	164,306	45,420
Net Assets:
Beginning of period	1,488,729	1,443,309
End of period	$1,653,035	$1,488,729
Capital Transactions:
Fund Shares
Proceeds from shares issued	$135,503	$123,560
Distributions reinvested	296,794	159,454
Cost of shares redeemed	(326,335)	(218,810)
Total Fund Shares	$105,962	$64,204
Class A shares
Proceeds from shares issued	$8,302	$10,908
Distributions reinvested	21,872	13,485
Cost of shares redeemed	(41,610)	(31,615)
Total Class A shares	$(11,436)	$(7,222)
Change in net assets resulting from capital transactions	$94,526	$56,982
Share Transactions:
Fund Shares
Issued	5,609	4,641
Reinvested	12,870	6,997
Redeemed	(13,323)	(8,391)
Total Fund Shares	5,156	3,247
Class A shares
Issued	357	425
Reinvested	989	609
Redeemed	(1,766)	(1,272)
Total Class A shares	(420)	(238)
Change in Shares	4,736	3,009

See notes to financial statements.

16

This page is intentionally left blank.

17

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Science & Technology Fund
Fund Shares
Year Ended July 31, 2020	$28.39	(0.17	)(b)	7.26	7.09	—	(6.55)
Year Ended July 31, 2019	$29.19	0.01		2.83	2.84	—	(3.64)
Year Ended July 31, 2018	$26.89	—	(e)	4.50	4.50	—	(2.20)
Year Ended July 31, 2017	$22.03	0.05		5.68	5.73	—	(0.87)
Year Ended July 31, 2016	$23.07	(0.01)		0.37	0.36	—	(1.40)
Class A shares
Year Ended July 31, 2020	$27.53	(0.23	)(b)	6.96	6.73	—	(6.55)
Year Ended July 31, 2019	$28.49	(0.07)		2.75	2.68	—	(3.64)
Year Ended July 31, 2018	$26.36	(0.08)		4.41	4.33	—	(2.20)
Year Ended July 31, 2017	$21.67	(0.02)		5.58	5.56	—	(0.87)
Year Ended July 31, 2016	$22.77	(0.07)		0.37	0.30	—	(1.40)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The shares' expenses paid indirectly decreased the expense ratio by less than 0.01%.

(d)  Reflects increased trading activity due to current year transition or asset allocation shift.

(e)  Amount is less than $0.01 per share.

(f)  Prior to December 1, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Class A shares to 1.35% of the Class A shares' average daily net assets.

(g)  Prior to December 1, 2017, AMCO (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Class A shares to 1.35% of the Class A shares' average daily net assets.

(h)  Prior to December 1, 2016, AMCO (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Class A shares to 1.40% of the Class A shares' average daily net assets.

See notes to financial statements.

18

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*	Net Expenses^		Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Science & Technology Fund
Fund Shares
Year Ended July 31, 2020	(6.55)	$28.93	30.85%	1.04%		(0.66)%	1.04%		$1,559,222	44%
Year Ended July 31, 2019	(3.64)	$28.39	12.79%	1.02	%(c)	(0.39)%	1.02	%(c)	$1,383,956	109	%(d)
Year Ended July 31, 2018	(2.20)	$29.19	17.55%	1.04	%(c)	(0.31)%	1.04	%(c)	$1,328,080	56%
Year Ended July 31, 2017	(0.87)	$26.89	27.05%	1.14	%(c)	(0.28)%	1.14	%(c)	$1,137,256	75%
Year Ended July 31, 2016	(1.40)	$22.03	1.74%	1.17	%(c)	(0.24)%	1.17	%(c)	$901,629	83%
Class A shares
Year Ended July 31, 2020	(6.55)	$27.71	30.47%	1.33%		(0.94)%	1.33%		$93,813	44%
Year Ended July 31, 2019	(3.64)	$27.53	12.52%	1.29	%(c)(f)	(0.65)%	1.29	%(c)	$104,773	109	%(d)
Year Ended July 31, 2018	(2.20)	$28.49	17.24%	1.31	%(c)(g)	(0.57)%	1.31	%(c)	$115,229	56%
Year Ended July 31, 2017	(0.87)	$26.36	26.71%	1.41	%(c)(h)	(0.55)%	1.42	%(c)	$115,559	75%
Year Ended July 31, 2016	(1.40)	$21.67	1.48%	1.42	%(c)	(0.50)%	1.42	%(c)	$122,430	83%

See notes to financial statements.

19

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Science & Technology Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Class A shares. The Fund is classified as diversified under the 1940 Act.

Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A shares and became subject to a front-end sales charge.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of July 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,595,156	$45,205	$—	$1,640,361
Rights	—	—	15	15
Collateral for Securities Loaned	57,352	—	—	57,352
Total	$1,652,508	$45,205	$15	$1,697,728

For the year ended July 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of July 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$54,465	$—	$57,352

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year-end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$616,831	$821,277

There were no purchases and sales of U.S. government securities during the year ended July 31, 2020.

4. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2020, are reflected on the Statement of Operations as Investment Advisory fees.

Effective July 1, 2019, no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Science & Technology Funds Index. The Lipper Science & Technology Funds Index tracks the total return performance of each class within the Lipper Science & Technology Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Science & Technology Funds Index over that period, even if the class has overall negative returns during the performance period.

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

For the period July 1, 2020 through July 31, 2020, performance adjustments for Fund Shares, and Class A shares were $46 and $3 thousand, respectively. For the Fund Shares, and Class A shares, the performance adjustments were less than 0.01% of net assets for both classes.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of-managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM has entered into a Subadvisory Agreement with Wellington Management Company LLP ("Wellington Management"). Under which Wellington directs the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). This arrangement provides for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund Shares and Class A shares, respectively. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Class A shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

the1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A shares. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A shares of the Fund. Amounts incurred and paid to the Distributor for the year ended July 31, 2020, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commission on sales of the Class A shares of the Fund. For the fiscal year ended July 31, 2020, the Distributor received less than $1 thousand from commissions earned on sales of Class A shares of the Fund.

Other Fees:

Citibank serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2020, the expense limits (excluding voluntary waivers) are 1.06% and 1.34% for Fund Shares and Class A shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of July 31, 2020, the Fund had no amounts available to be repaid to the Adviser.

The Adviser may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

5. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

many issuers as well as lay-offs of employees: (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults: (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.

Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended July 31, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended July 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$2,913	5	1.72%	$4,757

*For the year ended July 31, 2020, based on the number of days borrowings were outstanding.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

7. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund, if any, may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The following permanent reclassifications were made between capital accounts to reflect the portion of the payments made to redeeming shareholders that was claimed as a distribution for income tax purposes during the year ended July 31, 2020 (amounts in thousands):

Total accumulated earnings/(loss)	Capital
$(858)	$858

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended July 31, 2020			Year Ended July 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$5,194	$319,154	$324,348	$14,583	$161,361	$175,944

*  Includes short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Long Term Capital Gains	Accumulated Earnings	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Loss)
$48,739	$48,739	$(5,722)	$587,768	$630,785

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31 and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31 and specified losses incurred after October 31. These losses are deemed to arise on the first day of the Fund's next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

As of July 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,109,963	$648,293	$(60,528)	$587,765

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Science & Technology Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Science & Technology Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2020

30

USAA Mutual Funds Trust	Supplemental Information July 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

33

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

34

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, Investment Management Company (IMCO) (September 2009-April 2014); President, Asset Management Company (AMCO) (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA IMCO (since 2009); Chairman of Board of IMCO (since 2013); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

35

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

36

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/20	Actual Ending Account Value 7/31/20	Hypothetical Ending Account Value 7/31/20	Actual Expenses Paid During Period 2/1/20- 7/31/20*	Hypothetical Expenses Paid During Period 2/1/20- 7/31/20*	Annualized Expense Ratio During Period 2/1/20- 7/31/20
Fund Shares	$1,000.00	$1,208.90	$1,019.79	$5.60	$5.12	1.02%
Class A shares	1,000.00	1,207.40	1,018.45	7.08	6.47	1.29%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

37

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Short-Term Capital Gains Distributions	Long-Term Capital Gains Distributions(a)
20.36%	$5,194	$322,697

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

38

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Liquidity Risk Management Program

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

39

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

31712-0920

JULY 31, 2020

Annual Report

USAA Short-Term Bond Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	3
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	8
Financial Statements
Schedule of Portfolio Investments	10
Statement of Assets and Liabilities	36
Statement of Operations	37
Statements of Changes in Net Assets	38
Financial Highlights	40
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	57
Supplemental Information	58
Trustees' and Officers' Information	58
Proxy Voting and Portfolio Holdings Information	64
Expense Examples	64
Additional Federal Income Tax Information	65
Liquidity Risk Management Program	66
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem pedestrian given what we would experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic forecasts moot, but it also roiled stock and bond markets everywhere. It also brought the economy to a near halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on July 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (July 31, 2020) at approximately 3,271, which was up 8.9% from one year ago. Quite the impressive reversal.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of sheltering in place. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving fixed income liquidity and trading. Credit spreads across corporate, high yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.02% at the beginning of our reporting period to approximately 0.55% as of July 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to analyze the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be a guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 235-8396.

Sincerely,

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

2

USAA Mutual Funds Trust

USAA Short-Term Bond Fund

Managers' Commentary

(Unaudited)

USAA Investments, A Victory Capital Investment Franchise

Brian Smith, CFA, CPA	Julianne Bass, CFA
John Spear, CFA	Kurt Daum, JD
James F. Jackson Jr., CFA	R. Neal Graves, CFA, CPA
Douglas J. Rollwitz, CFA, CPA

•  What were the market conditions over the reporting period?

Seems like eons ago, but just a year and a half ago, the U.S. Federal Reserve (the "Fed") had actually increased the Fed Funds rate to a range of 2.25%-2.50%. This turned out to be the highest the Fed Funds rate would go. Six-months later, the Fed began lowering interest rates, bringing the Fed Funds rate down to a range of 2.00%-2.25% when the reporting period started in August 2019. The Fed also stopped shrinking its balance sheet, all in an effort to keep the economy humming, as the effects of the trade war with China were starting to be felt here in the United States. While real GDP was somewhat weak in the second quarter of 2019 at 1.50%, the rest of the year posted a respectable growth rate of 2.50%. However, the world was about to change in a way almost no one imagined.

Sometime in late 2019, reports were surfacing of a virus in Wuhan, China. The virus, a novel coronavirus ("COVID-19"), started spreading rapidly in Wuhan, and was soon beginning to show up in other countries. Ultimately, COVID-19 became a pandemic, and many countries around the world, including the United States, began "locking down" their economies in an effort to contain the virus. In the United States, the lockdowns began in earnest in March, and significantly affected almost every area of the economy.

Unprecedented became an everyday word, as life in the United States became unlike anything we have ever seen. With many businesses being forced to temporarily close, many people were put out of work. Monthly payrolls, which had been growing at an average of roughly 216 thousand per month since August 2019, plummeted to a loss of 1.4 million jobs in March, and an unprecedented loss of 21 million jobs in April. The unemployment rate, which was at a record low of 3.5% in February, jumped to 14.7% in April. Real GDP fell 5% in first quarter of 2020 and a record 32.9% in the second quarter of 2020, thus officially marking the economy as being in recession. Due to demand dropping precipitously from people not driving, coupled with a strong supply, the price of West Texas Intermediate ("WTI") crude oil, an indicating benchmark, actually went negative in April. This was due to investors in WTI futures contracts, which requires physical settlement, having to pay to not take delivery, forcing the price into unprecedented negative territory.

In response, federal and state governments stepped up stimulus efforts to help those out of work. Congress passed an unprecedented $1 trillion stimulus package, with unemployment benefits to temporarily supplement state payments, as well as grants/loans to businesses. The Fed significantly increased its balance sheet again, and in an unprecedented move, increased the types of bonds it can buy, to include corporate bonds.

3

USAA Mutual Funds Trust

USAA Short-Term Bond Fund (continued)

Managers' Commentary (continued)

Although U.S. Treasury rates had already begun to fall by August 2019, in response to worries over the trade war with China and the economy beginning to slow, the unprecedented worldwide economic shutdown drove interest rates much lower, as investors bought U.S. Treasurys in a flight to quality. Given the Fed moving the Fed Funds rate to effectively zero and the economy only slowly beginning to reopen, U.S. Treasury rates remain at their lows. Although interest rates were already low, year over year decreases were dramatic. The two-year U.S. Treasury yield dropped 177 basis points, while 10-year and 30-year U.S. Treasury yields dropped 149 and 133 basis points, respectively. (A basis point is 1/100th of a percent.)

Given the pandemic, credit spreads (yield differentials between corporate bonds and U.S. Treasury securities of comparable maturity) significantly increased. Although they did not increase as much as in 2008, they increased much more rapidly. From a relatively low level in mid-February, spreads peaked in late March, which resulted in a very rapid increase. AAA, AA, A and BBB spreads widened by 10, 24, 18, and 33 basis points, respectively. High-yield spreads widened by 119 basis points. (Spreads generally are considered an indication of risk; the wider the spread, the greater the perceived risk.) Although spreads have continued to fall, they remain higher than pre-COVID-19 levels.

•  How did the USAA Short-Term Bond Fund (the "Fund") perform during the reporting period?

The Fund has four share classes: Fund Shares, Institutional Shares, Class A shares (redesignated from Adviser Shares), and R6 Shares. For the reporting period ended July 31, 2020, the Fund Shares, Institutional Shares, Class A shares, and R6 Shares had total returns of 3.79%, 4.01%, 3.58%, and 4.04%, respectively. This compares to returns of 4.67% for the Bloomberg Barclays 1-3 Year Credit Index (the "Index") and 4.06% for the Lipper Short Investment Grade Debt Funds Index. At the same time, the Fund Shares, Institutional Shares, Class A shares, and R6 Shares provided a one-year dividend yield of 2.80%, 2.90%, 2.60%, and 2.93%, respectively, compared to 2.29% for the Lipper Short Investment Grade Debt Funds Index.

•  What strategies did you employ during the reporting period?

The Fund earned a positive total return during the reporting period ended July 31, 2020, driven primarily by coupon income and the decline in U.S. Treasury yields, but underperformed the Index.

Reflecting the portfolio's diversification, the Fund's results were spread among a variety of sectors. Within corporate bonds, the Fund benefited from investments in Pharmaceuticals, Healthcare, Technology, Insurance, Municipal Bonds and Utilities. Certain other market segments weighed on relative performance, although they generally produced positive returns. These included Airlines, Finance Companies, Leisure, Energy, as well U.S. Treasury securities. In addition, the Fund's cash position was a drag on performance as bond prices rose during the reporting period. We continued to adhere to

4

USAA Mutual Funds Trust

USAA Short-Term Bond Fund (continued)

Managers' Commentary (continued)

our disciplined investment approach, which is to maintain an attractive yield with an acceptable level of risk. From a credit risk perspective, investment-grade bonds outperformed for the period, with high-yield bonds underperforming.

To identify attractive investment opportunities, we worked with our in-house team of credit analysts, continuing to build the portfolio bond-by-bond, through fundamental bottom-up analysis. We seek ideas where our fundamental understanding of the credit risk is different than the market. This approach, we believe, can generate total returns that may outperform our Lipper peers over the long run, with less volatility. Our credit analysts review all securities considered for purchase and assign their own independent credit rating. As always, they continuously monitor every holding in the Fund. We are committed to building a portfolio diversified among multiple asset classes and across a large number of issuers. To minimize the Fund's exposure to potential surprises, we limit the positions we take in any one issuer.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Short-Term Bond Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2020

	Fund Shares	Institutional Shares	Class A shares		Class R6 Shares
INCEPTION DATE	6/1/93	8/1/08	8/2/10		12/1/16
	Net Asset Value	Net Asset Value	Net Asset Value	Maxiumum Offering Price	Net Asset Value	Bloomberg Barclays 1-3 Year Credit Index[1]	Lipper Short Investment Grade Debt Funds Index[2]
One Year	3.79%	4.01%	3.58%	1.27%	4.04%	4.67%	4.06%
Five Year	2.61%	2.72%	2.39%	1.93%	N/A	2.66%	2.39%
Ten Year	2.38%	2.52%	N/A	N/A	N/A	2.32%	2.08%
Since Inception	N/A	N/A	2.15%	1.92%	3.22%	N/A	N/A

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Short-Term Bond Fund — Growth of $10,000

1The unmanaged broad-based Bloomberg Barclays 1–3 Year Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority, and non-U.S. agency bonds that have a remaining maturity of at least one year and less than three years.

2The unmanaged Lipper Short Investment Grade Debt Funds Index tracks the total return performance of funds in the Lipper Short Investment Grade Debt Funds category.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust

USAA Short-Term Bond Fund (continued)

12-MONTH DIVIDEND YIELD COMPARISON

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 7/31/11 through 7/31/20.

The Lipper Corporate Debt Funds A Rated Average is the average performance level of all corporate A rated debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

7

USAA Mutual Funds Trust USAA Short-Term Bond Fund	July 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The USAA Short-Term Bond Fund seeks high current income consistent with preservation of principal.

Asset Allocation*:

July 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

8

USAA Mutual Funds Trust USAA Short-Term Bond Fund	July 31, 2020

  (Unaudited)

Portfolio Ratings Mix:

July 31, 2020

(% of Net Assets)

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization ("NRSRO"), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. Victory Capital Management, Inc. ("Adviser") also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Adviser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Adviser on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

9

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (21.9%)
Americredit Automobile Receivables Trust, Series 2018-2, Class A3, 3.15%, 3/20/23, Callable 2/18/23 @ 100	$2,306	$2,338
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class D, 3.08%, 12/18/23, Callable 5/18/22 @ 100	1,921	1,975
AmeriCredit Automobile Receivables Trust, Series 2017-4, Class C, 2.60%, 9/18/23, Callable 5/18/22 @ 100	5,000	5,112
AmeriCredit Automobile Receivables Trust, Series 2016-2, Class D, 3.65%, 5/9/22, Callable 10/8/20 @ 100	5,000	5,023
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class C, 2.24%, 4/8/22, Callable 3/8/21 @ 100 (a)	5,367	5,383
ARI Fleet Lease Trust, Series 2018-A, Class A2, 2.55%, 10/15/26, Callable 11/15/21 @ 100 (b)	704	707
ARI Fleet Lease Trust, Series 2018-A, Class A3, 2.84%, 10/15/26, Callable 11/15/21 @ 100 (b)	6,063	6,174
ARI Fleet Lease Trust, Series 2019-A, Class A3, 2.53%, 11/15/27, Callable 12/15/22 @ 100 (b)	5,000	5,170
ARI Fleet Lease Trust, Series 2020-A, Class A3, 1.80%, 8/15/28, Callable 4/15/23 @ 100 (b)	2,250	2,288
ARI Fleet Lease Trust, Series 2020-A, Class B, 2.06%, 11/15/28, Callable 4/15/23 @ 100 (b)	1,470	1,496
ARL Second LLC, Series 2014-1A, Class A1, 2.92%, 6/15/44, Callable 6/15/24 @ 100 (b)	438	437
Ascentium Equipment Receivables Trust, Series 2017-2A, Class D, 3.56%, 10/10/25, Callable 1/10/22 @ 100 (b)	608	616
Ascentium Equipment Receivables Trust, Series 2017-1A, Class B, 2.85%, 10/10/21, Callable 7/10/21 @ 100 (b)	7,764	7,853
Ascentium Equipment Receivables Trust, Series 2017-1A, Class D, 3.80%, 1/10/24, Callable 7/10/21 @ 100 (b)	767	776
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class B, 3.70%, 3/20/23 (b)	2,200	2,212
Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.35%, 9/22/25 (b)	3,300	3,315
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A, 2.36%, 3/20/26 (b)	5,000	4,877
Avis Budget Rental Car Funding AESOP LLC, Series 2016-1A, Class C, 4.94%, 6/20/22 (b)	2,827	2,830
Avis Budget Rental Car Funding AESOP LLC, Series 2016-2A, Class B, 3.36%, 11/20/22 (b)	5,000	5,002
Avis Budget Rental Car Funding AESOP LLC, Series 2020- 1A, Class B, 2.68%, 8/20/26 (b)	4,000	3,909
Avis Budget Rental Car Funding AESOP LLC, Series 2019-1A, Class A, 3.45%, 3/20/23 (b)	4,967	5,007
Bank of The West Auto Trust, Series 2017-1, Class A4, 2.33%, 9/15/23, Callable 1/15/22 @ 100 (b)	5,455	5,580
Bank of The West Auto Trust, Series 2019-1, Class A4, 2.51%, 10/15/24, Callable 3/15/23 @ 100 (b)	7,500	7,849
Bank of The West Auto Trust, Series 2018-1, Class A4, 3.59%, 12/15/23, Callable 2/15/22 @ 100 (b)	5,000	5,202

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Bank of The West Auto Trust, Series 2019-1, Class B, 2.76%, 1/15/25, Callable 3/15/23 @ 100 (b)	$3,300	$3,460
Bank of The West Auto Trust, Series 2019-1, Class C, 2.90%, 4/15/25, Callable 3/15/23 @ 100 (b)	1,400	1,454
Bank of The West Auto Trust, Series 2017-1, Class C, 2.96%, 2/15/24, Callable 1/15/22 @ 100 (b)	5,000	5,135
BCC Funding Corp. XVI LLC, Series 2019-1A, Class A2, 2.46%, 8/20/24, Callable 3/20/23 @ 100 (b)	6,460	6,485
BCC Funding LLC, Series 2018-1A, Class A2, 2.96%, 6/20/23, Callable 10/20/21 @ 100 (b)	1,704	1,708
California Republic Auto Receivables Trust, Series 2018-1, Class D, 4.33%, 4/15/25, Callable 8/15/22 @ 100	3,531	3,695
Canadian Pacer Auto Receivables Trust, Series 2018-1A, Class C, 3.82%, 4/19/24, Callable 4/19/21 @ 100 (b)	10,000	10,203
Canadian Pacer Auto Receivables Trust, Series 2018-1, Class B, 3.47%, 2/19/23, Callable 4/19/21 @ 100 (b)	5,000	5,102
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class B, 3.63%, 1/19/24, Callable 2/19/22 @ 100 (b)	1,250	1,296
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class C, 4.07%, 3/19/25, Callable 2/19/22 @ 100 (b)	5,000	5,105
Canadian Pacer Auto Receivables Trust, Series 2018-2A, Class A4, 3.44%, 8/21/23, Callable 2/19/22 @ 100 (b)	5,135	5,303
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class C, 2.49%, 5/19/26, Callable 8/19/23 @ 100 (b)	2,000	2,012
Canadian Pacer Auto Receivables Trust, Series 2020-1A, Class B, 2.00%, 7/21/25, Callable 8/19/23 @ 100 (b)	2,000	2,023
CarMax Auto Owner Trust, Series 2019-4, Class C, 2.60%, 9/15/25, Callable 7/15/23 @ 100	5,163	5,337
CarMax Auto Owner Trust, Series 2018-1, Class D, 3.37%, 7/15/24, Callable 2/15/22 @ 100	500	509
CarMax Auto Owner Trust, Series 2020-1, Class C, 2.34%, 11/17/25, Callable 9/15/23 @ 100	3,270	3,352
CarMax Auto Owner Trust, Series 2020-2, Class B, 2.90%, 8/15/25, Callable 7/15/23 @ 100	1,806	1,918
CarMax Auto Owner Trust, Series 2019-1, Class B, 3.45%, 11/15/24, Callable 2/15/23 @ 100	1,923	2,038
CarMax Auto Owner Trust, Series 2020-1, Class B, 2.21%, 9/15/25, Callable 9/15/23 @ 100	3,188	3,319
CARS LP, Series 2020-1A, Class A1, 2.69%, 2/15/50 (b)	4,257	4,330
CCG Receivables Trust, Seies 2019-1, Class B, 3.22%, 9/14/26, Callable 11/14/22 @ 100 (b)	1,040	1,068
CCG Receivables Trust, Series 2019-2, Class B, 2.55%, 3/15/27, Callable 2/14/22 @ 100 (b)	3,500	3,559
Chesapeake Funding LLC, Series 2018-A1, Class A1, 3.04%, 4/15/30 (b)	1,345	1,369
Chesapeake Funding LLC, Series 2019-1A, Class B, 3.11%, 4/15/31, Callable 6/15/22 @ 100 (b)	6,000	6,213
Chesapeake Funding LLC, Series 2018-2A, Class A1, 3.23%, 8/15/30, Callable 8/15/21 @ 100 (b)	2,714	2,755

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
CNH Equipment Trust, Series 2017-B, Class B, 2.47%, 12/16/24, Callable 9/15/21 @ 100	$1,200	$1,218
College Loan Corp. Trust, Series 2005-2, Class B, 0.77% (LIBOR03M+49bps), 1/15/37, Callable 4/15/28 @ 100 (c)	1,326	1,148
Conn's Receivables Funding LLC, Series 2019-B, Class A, 2.66%, 6/17/24, Callable 11/15/21 @ 100 (b)	1,308	1,305
Credit Acceptance Auto Loan Trust, Series 2017-2, Class C, 3.35%, 6/15/26 (b)	4,850	4,878
Credit Acceptance Auto Loan Trust, Series 2017-3, Class B, 3.21%, 8/17/26 (b)	1,500	1,513
Credit Acceptance Auto Loan Trust, Series 2019- 3A, Class A, 2.38%, 11/15/28 (b)	2,250	2,296
Credit Acceptance Auto Loan Trust, Series 2018-1, Class A, 3.01%, 2/16/27 (b)	1,496	1,505
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.39%, 4/16/29, Callable 1/15/24 @ 100 (b)	2,059	2,110
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class C, 2.59%, 6/15/29, Callable 1/15/24 @ 100 (b)	4,000	4,066
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class B, 2.86%, 1/16/29 (b)	7,330	7,568
Credit Acceptance Auto Loan Trust, Series 2018-3A, Class A, 3.55%, 8/15/27, Callable 10/15/21 @ 100 (b)	2,348	2,388
Credit Acceptance Auto Loan Trust, Series 2018-1A, Class B, 3.60%, 4/15/27, Callable 6/15/21 @ 100 (b)	16,000	16,362
Dell Equipment Finance Trust, Series 2020-1, Class A3, 2.24%, 2/22/23, Callable 10/22/22 @ 100 (b)	2,813	2,869
Dell Equipment Finance Trust, Series 2020-1, Class B, 2.98%, 4/24/23, Callable 10/22/22 @ 100 (b)	775	802
Dell Equipment Finance Trust, Series 2017-2, Class D, 3.27%, 10/23/23, Callable 8/22/20 @ 100 (b)	2,536	2,537
Dell Equipment Finance Trust, Series 2020-1, Class A2, 2.26%, 6/22/22, Callable 10/22/22 @ 100 (b)	2,000	2,030
Dell Equipment Finance Trust, Series 2017-2, Class C, 2.73%, 10/24/22, Callable 8/22/20 @ 100 (b)	1,750	1,751
Dell Equipment Finance Trust, Series 2019-2, Class C, 2.18%, 10/22/24, Callable 7/22/22 @ 100 (b)	2,700	2,713
Drive Auto Receivables Trust, Series 2018-1, Class D, 3.81%, 5/15/24, Callable 4/15/22 @ 100	6,000	6,135
Drive Auto Receivables Trust, Series 2018-2, Class D, 4.14%, 8/15/24, Callable 9/15/22 @ 100	5,000	5,180
Drive Auto Receivables Trust, Series 2018-1, Class C, 3.22%, 3/15/23, Callable 4/15/22 @ 100	167	167
Drive Auto Receivables Trust, Series 2018-3, Class D, 4.30%, 9/16/24, Callable 9/15/22 @ 100	2,805	2,885
Drive Auto Receivables Trust, Series 2018-5, Class B, 3.68%, 7/15/23, Callable 12/15/22 @ 100	3,505	3,521
Drive Auto Receivables Trust, Series 2018-4, Class C, 3.66%, 11/15/24, Callable 8/15/22 @ 100	2,711	2,745
DT Auto Owner Trust, Series 2018-2A, Class C, 3.67%, 3/15/24, Callable 6/15/22 @ 100 (b)	3,278	3,301

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Element Rail Leasing I LLC, Series 2014-1A, Class A1, 2.30%, 4/19/44 (b)	$529	$527
Element Rail Leasing I LLC, Series 2014-1A, Class A2, 3.67%, 4/19/44 (b)	12,000	12,067
Enterprise Fleet Financing LLC, Series 2017-1, Class A3, 2.60%, 7/20/22, Callable 8/20/20 @ 100 (b)	5,053	5,057
Enterprise Fleet Financing LLC, Series 2017-3, Class A3, 2.36%, 5/20/23 (b)	2,344	2,374
Enterprise Fleet Financing LLC, Series 2019-1, Class A3, 3.07%, 10/20/24 (b)	1,000	1,047
Enterprise Fleet Financing LLC, Series 2020-1, Class A3, 1.86%, 12/22/25 (b)	2,050	2,100
Evergreen Credit Card Trust, Series 2019-2, Class B, 2.27%, 9/15/24 (b)	3,562	3,591
Evergreen Credit Card Trust, Series 2019-1, Class B, 3.59%, 1/15/23 (b)	3,740	3,781
Evergreen Credit Card Trust, Series 2019-1, Class C, 3.98%, 1/15/23 (b)	4,000	4,023
Exeter Automobile Receivables Trust, Series 2019-3, Class C, 2.79%, 5/15/24, Callable 10/15/23 @ 100 (b)	3,490	3,546
Exeter Automobile Receivables Trust, Series 2020-1A, Class B, 2.26%, 4/15/24, Callable 4/15/24 @ 100 (b)	2,566	2,599
Exeter Automobile Receivables Trust, Series 2019-4, Class C, 2.44%, 9/16/24, Callable 9/15/23 @ 100 (b)	4,000	4,047
Exeter Automobile Receivables Trust, Series 2020-1A, Class C, 2.49%, 1/15/25, Callable 4/15/24 @ 100 (b)	4,545	4,602
Exeter Automobile Receivables Trust, Series 2018-3, Class D, 4.35%, 6/17/24, Callable 1/15/23 @ 100 (b)	2,500	2,600
Exeter Automobile Receivables Trust, Series 2019-2A, Class C, 3.30%, 3/15/24, Callable 8/15/23 @ 100 (b)	6,496	6,663
Exeter Automobile Receivables Trust, Series 2018-4, Class C, 3.97%, 9/15/23, Callable 1/15/23 @ 100 (b)	4,000	4,085
Exeter Automobile Receivables Trust, Series 2018-3A, Class B, 3.46%, 10/17/22, Callable 1/15/23 @ 100 (b)	183	183
First Investors Auto Owner Trust, Series 2019-2A, Class C, 2.71%, 12/15/25, Callable 4/15/23 @ 100 (b)	7,403	7,547
First Investors Auto Owner Trust, Series 2020-1A, Class C, 2.55%, 2/17/26, Callable 11/15/23 @ 100 (b)	5,000	5,083
First Investors Auto Owner Trust, Series 2017-2, Class D, 3.56%, 9/15/23, Callable 2/15/22 @ 100 (b)	5,695	5,846
First Investors Auto Owner Trust, Series 2019-2, Class B, 2.47%, 1/15/25, Callable 4/15/23 @ 100 (b)	3,640	3,714
Flagship Credit Auto Trust, Series 2017-4, Class B, 2.66%, 10/17/22, Callable 8/15/22 @ 100 (b)	2,261	2,273
Flagship Credit Auto Trust, Series 2017-1, Class D, 4.23%, 5/15/23, Callable 1/15/22 @ 100 (b)	5,760	5,925
Ford Credit Auto Lease Trust, Series 2020-A, Class B, 2.05%, 6/15/23, Callable 8/15/22 @ 100	5,000	5,098
Ford Credit Auto Owner Trust, Series 2020-1, Class B, 2.29%, 8/15/31, Callable 2/15/25 @ 100 (b)	5,000	5,076

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ford Credit Auto Owner Trust, Series 2020-1, Class C, 2.54%, 8/15/31, Callable 2/15/25 @ 100 (b)	$5,000	$5,025
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04%, 8/15/31, Callable 2/15/25 @ 100 (b)	2,667	2,756
GM Financial Automobile Leasing Trust, Series 2020-1, Class B, 1.84%, 12/20/23, Callable 8/20/22 @ 100	3,261	3,315
GM Financial Automobile Leasing Trust, Series 2020-2, Class C, 2.56%, 7/22/24, Callable 3/20/23 @ 100	1,625	1,681
GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class B, 2.54%, 8/18/25, Callable 7/16/23 @ 100	1,500	1,569
GM Financial Consumer Automobile Receivables Trust, Series 2019-2, Class C, 3.07%, 11/18/24, Callable 11/16/22 @ 100	2,000	2,091
GMF Floorplan Owner Revolving Trust, Series 2018-3, Class B, 3.49%, 9/15/22 (b)	4,546	4,557
GMF Floorplan Owner Revolving Trust, Series 2018-3, Class C, 3.68%, 9/15/22 (b)	1,922	1,927
Goal Capital Funding Trust, Series 2005-2, Class A4, 0.56% (LIBOR03M+20bps), 8/25/44, Callable 8/25/20 @ 100 (c)	4,518	4,359
Great American Auto Leasing, Inc., Series 2019-1, Class A4, 3.21%, 2/18/25, Callable 12/15/22 @ 100 (b)	1,000	1,040
GreatAmerica Leasing Receivables Funding LLC, Series 2018-1, Class A4, 2.83%, 6/17/24, Callable 11/15/21 @ 100 (b)	5,000	5,099
Hertz Vehicle Financing LP, Series 2016-4A, Class A, 2.65%, 7/25/22 (b)	1,350	1,352
Hertz Vehicle Financing LP, Series 2019-1A, Class B, 4.10%, 3/25/23 (b)	870	871
Hertz Vehicle Financing LP, Series 2019-1A, Class A, 3.71%, 3/25/23 (b)	3,416	3,413
HPEFS Equipment Trust, Series 2020-1A, Class C, 2.03%, 2/20/30, Callable 12/20/22 @ 100 (b)	2,851	2,851
HPEFS Equipment Trust, Series 2019-1A, Class B, 2.32%, 9/20/29, Callable 4/20/22 @ 100 (b)	1,750	1,781
HPEFS Equipment Trust, Series 2019-1A, Class C, 2.49%, 9/20/29, Callable 4/20/22 @ 100 (b)	1,350	1,368
HPEFS Equipment Trust, Series 2020-2A, Class C, 2.00%, 7/22/30, Callable 5/20/23 @ 100 (b)	3,400	3,404
HPEFS Equipment Trust, Series 2020-2A, Class B, 1.20%, 7/22/30, Callable 5/20/23 @ 100 (b)	4,167	4,170
Iowa Student Loan Liquidity Corp., Series 2005-1, Class B, 0.65% (LIBOR03M+35bps), 9/25/37, Callable 12/25/21 @ 100 (c)	1,927	1,649
Kubota Credit Owner Trust, Series 2020-1A, Class A3, 1.96%, 3/15/24, Callable 10/15/23 @ 100 (b)	3,750	3,854
Kubota Credit Owner Trust, Series 2020-1A, Class A2, 1.92%, 12/15/22, Callable 10/15/23 @ 100 (b)	5,000	5,059
Master Credit Card Trust, Series 2020-1A, Class C, 2.59%, 9/23/24 (b)	2,125	2,184
Master Credit Card Trust, Series 2019-2A, Class C, 2.83%, 7/21/21 (b)	2,750	2,769
Master Credit Card Trust, Series 2019-2A, Class B, 2.39%, 7/21/21 (b)	5,000	5,046

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Master Credit Card Trust, Series 2020-1A, Class B, 2.27%, 9/23/24 (b)	$833	$856
MMAF Equipment Finance LLC, Series 2017-A, Class A4, 2.41%, 8/16/24, Callable 5/16/26 @ 100 (b)	2,900	2,950
Nelnet Student Loan Trust, Series 2005-3, Class B, 0.59% (LIBOR03M+28bps), 9/22/37, Callable 9/22/20 @ 100 (c)	1,048	1,012
NextGear Floorplan Master Owner Trust, Series 2017-2A, Class B, 3.02%, 10/17/22 (b)	3,400	3,399
NP SPE II LLC, Series 2017-1A, Class A1, 3.37%, 10/21/47, Callable 10/20/27 @ 100 (b)	2,181	2,152
NP SPE II LLC, Series 2019-2A, Class A1, 2.86%, 11/19/49 (b)	4,057	4,057
OneMain Direct Auto Receivables Trust, Series 2017-2, Class B, 2.55%, 11/14/23, Callable 9/14/20 @ 100 (b)	741	741
OSCAR US Funding Trust LLC, Series 2018-2A, Class A3, 3.39%, 9/12/22 (b)	4,840	4,880
OSCAR US Funding Trust LLC, Series 2017-1A, Class A4, 3.30%, 5/10/24 (b)	3,268	3,318
OSCAR US Funding Trust LLC, Series 2018-1A, Class A3, 3.23%, 5/10/22 (b)	3,328	3,353
OSCAR US Funding Trust LLC, Series 2017-2A, Class A3, 2.45%, 12/10/21 (b)	924	926
Pawnee Equipment Receivables Series 1 LLC, Series 2019-1, Class A2, 2.29%, 10/15/24, Callable 3/15/23 @ 100 (b)	4,990	5,053
Prestige Auto Receivables Trust, Series 2018-1A, Class C, 3.75%, 10/15/24, Callable 6/15/22 @ 100 (b)	5,500	5,633
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01%, 8/15/25, Callable 1/15/23 @ 100 (b)	5,000	5,075
Prestige Auto Receivables Trust, Series 2019-1A, Class B, 2.53%, 1/16/24, Callable 1/15/23 @ 100 (b)	5,000	5,082
Prestige Auto Receivables Trust, Series 2016-2, Class C, 2.88%, 11/15/22, Callable 1/15/21 @ 100 (b)	934	937
Prestige Auto Receivables Trust, Series 2017-1, Class B, 2.39%, 5/16/22, Callable 7/15/21 @ 100 (b)	309	309
Santander Drive Auto Receivables Trust, Series 2018-5, Class B, 3.52%, 12/15/22, Callable 9/15/22 @ 100	1,751	1,757
Santander Retail Auto Lease Trust, Series 2020-A, Class B, 1.88%, 3/20/24, Callable 5/20/23 @ 100 (b)	5,500	5,480
Santander Retail Auto Lease Trust, Series 2019-C, Class C, 2.39%, 11/20/23, Callable 1/20/23 @ 100 (b)	1,783	1,790
SCF Equipment Leasing LLC, Series 2019-1A, Class B, 3.49%, 1/20/26, Callable 8/20/20 @ 100 (b)	5,500	5,562
SCF Equipment Leasing LLC, Series 2019-2, Class B, 2.76%, 8/20/26, Callable 10/20/24 @ 100 (b)	2,000	1,975
SCF Equipment Leasing LLC, Series 2019-1A, Class A2, 3.23%, 10/20/24, Callable 8/20/20 @ 100 (b)	4,550	4,638
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23, Callable 8/20/20 @ 100 (b)	1,569	1,573
SCF Equipment Leasing LLC, Series 2017-1, Class A, 3.77%, 1/20/23, Callable 7/20/21 @ 100 (b)	2,980	3,000

See notes to financial statements.

15

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Securitized Term Auto Receivables Trust, Series 2017-2A, Class A4, 2.29%, 3/25/22, Callable 1/25/21 @ 100 (b)	$3,447	$3,465
Securitized Term Auto Receivables Trust, Series 2019-CRTA, Class B, 2.45%, 3/25/26, Callable 2/25/23 @ 100 (b)	1,261	1,287
Securitized Term Auto Receivables Trust, Series 2019-CRTA, Class C, 2.85%, 3/25/26, Callable 2/25/23 @ 100 (b)	1,802	1,843
Synchrony Card Funding LLC, Series 2019-A1, Class A, 2.95%, 3/15/25	1,000	1,033
Synchrony Credit Card Master Note Trust, Series 2016-2, Class C, 2.95%, 5/15/24	4,565	4,580
Synchrony Credit Card Master Note Trust, Series 2018-2, Class C, 3.87%, 5/15/26	5,000	5,165
TCF Auto Receivables Owner Trust, Series 2016-PT1, Class B, 2.92%, 10/17/22, Callable 1/15/21 @ 100 (b)	5,000	5,052
TCF Auto Receivables Owner Trust, Series 2015-2A, Class D, 4.24%, 8/15/22, Callable 8/15/20 @ 100 (b)	1,242	1,252
Tesla Auto Lease Trust, Series 2020-A, Class B, 1.18%, 1/22/24, Callable 4/20/23 @ 100 (b) (d)	2,750	2,750
Transportation Finance Equipment Trust, Series 2019-1, Class A4, 1.88%, 3/25/24, Callable 9/23/23 @ 100 (b)	3,000	3,011
Trillium Credit Card Trust II, Series 2019-2A, Class A, 3.04%, 1/26/24 (b)	10,000	10,121
Trillium Credit Card Trust II, Series 2020-1A, Class B, 2.33%, 12/27/24 (b)	3,708	3,752
Trinity Rail Leasing LLC, Series 2019-2A, Class A1, 2.39%, 10/18/49, Callable 10/17/20 @ 100 (b)	2,259	2,212
Trinity Rail Leasing LP, Series 2012-1A, Class A1, 2.27%, 1/15/43, Callable 1/15/23 @ 100 (b)	1,612	1,596
United Auto Credit Securitization Trust, Series 2019-1, Class B, 3.03%, 4/10/24, Callable 11/10/21 @ 100 (b)	4,250	4,266
United Auto Credit Securitization Trust, Series 2018-1, Class D, 3.52%, 11/10/22, Callable 10/10/20 @ 100 (b)	732	732
United Auto Credit Securitization Trust, Series 2020-1, Class C, 2.15%, 2/10/25, Callable 12/10/22 @ 100 (b)	3,250	3,260
VB-S1 Issuer LLC, Series 2020-1A, Class C2, 3.03%, 6/15/50, Callable 6/15/24 @ 100 (b)	1,000	1,015
Westlake Automobile Receivables Trust, Series 2018-1, Class E, 4.53%, 5/15/23, Callable 7/15/21 @ 100 (b)	5,000	5,129
Westlake Automobile Receivables Trust, Series 2017-2, Class D, 3.28%, 12/15/22, Callable 2/15/21 @ 100 (b)	2,000	2,017
Westlake Automobile Receivables Trust, Series 2018-3, Class C, 3.61%, 10/16/23, Callable 4/15/22 @ 100 (b)	3,000	3,052
Westlake Automobile Receivables Trust, Series 2018-2A, Class D, 4.00%, 1/16/24, Callable 12/15/21 @ 100 (b)	14,450	14,769
Westlake Automobile Receivables Trust, Series 2018-3A, Class D, 4.00%, 10/16/23, Callable 4/15/22 @ 100 (b)	3,900	4,020
Westlake Automobile Receivables Trust, Series 2019-1A, Class C, 3.45%, 3/15/24, Callable 7/15/22 @ 100 (b)	1,000	1,020
Westlake Automobile Receivables Trust, Series 2020-1A, Class C, 2.52%, 4/15/25, Callable 10/15/23 @ 100 (b)	5,000	5,073

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
World Omni Auto Receivables Trust, Series 2018-D, Class C, 3.87%, 8/15/25, Callable 10/15/22 @ 100	$4,000	$4,250
World Omni Auto Receivables Trust, Series 2018-D, Class B, 3.67%, 12/16/24, Callable 10/15/22 @ 100	2,000	2,121
World Omni Select Auto Trust, Series 2018-1A, Class D, 4.13%, 1/15/25, Callable 8/15/22 @ 100 (b)	2,500	2,586
World Omni Select Auto Trust, Series 2018-1, Class B, 3.68%, 7/15/23, Callable 8/15/22 @ 100 (b)	5,000	5,110
		620,563
Total Asset-Backed Securities (Cost $612,832)		620,563
Collateralized Mortgage Obligations (8.5%)
American Money Management Corp., Series 2016-19A, Class AR, 1.42% (LIBOR03M+114bps), 10/16/28, Callable 10/15/20 @ 100 (b) (c)	1,500	1,486
Annisa CLO Ltd., Series 2016-2, Class AR, 1.37% (LIBOR03M+110bps), 7/20/31, Callable 10/20/20 @ 100 (b) (c)	3,000	2,927
BBCMS Trust, Series 2013-TYSN, Class B, 4.04%, 9/5/32 (b)	3,500	3,496
BBCMS Trust, Series 2013-TYSN, Class A2, 3.76%, 9/5/32 (b)	10,000	9,999
BTH Mortgage-Backed Securities Trust, Series 2018-21, Class A, 2.50% (LIBOR01M+250bps), 10/7/21 (b) (c)	4,000	3,961
Citigroup Commercial Mortgage Trust, Series 2019-PRM, Class A, 3.34%, 5/10/36 (b)	7,338	7,818
Citigroup Commercial Mortgage Trust, Series 2019-SMRT, Class B, 4.38%, 1/10/36 (b)	7,600	8,150
COMM Mortgage Trust, Series 2015-PC1, Class B, 4.36%, 7/10/50 (e)	3,366	3,503
COMM Mortgage Trust, Series 2020-CBM, Class A2, 2.90%, 11/13/39 (b)	5,620	5,602
COMM Mortgage Trust, Series 2020-CBM, Class C, 3.40%, 11/13/39 (b)	2,625	2,529
COMM Mortgage Trust, Series 2020-CBM, Class B, 3.10%, 11/13/39 (b)	5,000	5,017
COMM Mortgage Trust, Series 2012-CCRE4, Class XA, 1.69%, 10/15/45 (e) (f)	53,780	1,720
COMM Mortgage Trust, Series 2012-CCRE2, Class XA, 1.63%, 8/15/45 (e) (f)	58,455	1,450
COMM Mortgage Trust, Series 2014-277P, Class A, 3.61%, 8/10/49 (b) (e)	5,000	5,388
COSMO Mortgage Trust, Series 2017-CSMO, Class C, 1.67% (LIBOR01M+150bps), 11/15/36 (b) (c)	9,500	9,085
FREMF Mortgage Trust, Series 2016-K504, Class B, 3.18%, 9/25/20 (b) (e)	5,655	5,645
FREMF Mortgage Trust, Series 2014-K717, Class B, 3.63%, 11/25/47 (b) (e)	5,500	5,622
FREMF Mortgage Trust, Series 2014-K715, Class B, 3.98%, 2/25/46 (b) (e)	10,000	10,106

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
FREMF Mortgage Trust, Series 2017-K724, Class B, 3.48%, 11/25/23 (b) (e)	$4,935	$5,174
FREMF Mortgage Trust, Series 2012- K17, Class B, 4.32%, 12/25/44 (b) (e)	9,335	9,705
FREMF Mortgage Trust, Series 2011-K12, Class B, 4.34%, 1/25/46 (b) (e)	4,500	4,546
GS Mortgage Securities Corp. Trust, Series 2017-GPTX, Class A, 2.86%, 5/10/34 (b)	10,000	9,917
GS Mortgage Securities Corp. Trust, Series 2017-SLP, Class A, 3.42%, 10/10/32 (b)	4,730	4,797
GS Mortgage Securities Corp. Trust, Series 2020-UPTN, Class A, 2.75%, 12/10/39 (b)	2,000	2,010
GS Mortgage Securities Trust, Series 2012-GCJ7, Class XA, 2.16%, 5/10/45 (e)	21,681	376
GS Mortgage Securities Trust, Series 2012-ALOH, Class A, 3.55%, 4/10/34 (b)	5,000	5,043
GS Mortgage Securities Trust, Series 2012-GCJ9, Class XA, 1.94%, 11/10/45 (e) (f)	22,280	778
GS Mortgage Securities Trust, Series 2012-GC6, Class AS, 4.95%, 1/10/45 (b)	5,297	5,487
Houston Galleria Mall Trust, Series 2015-HGLR, Class A1A2, 3.09%, 3/5/37 (b)	7,000	7,106
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class XA, 1.77%, 10/15/45 (e)	19,007	578
Madison Park Funding Ltd., Series 2013-11A, Class AR, 1.42% (LIBOR03M+116bps), 7/23/29, Callable 10/23/20 @ 100 (b) (c)	6,750	6,653
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class XA, 1.61%, 11/15/45 (b) (e)	18,876	500
Morgan Stanley Capital I Trust, Series 2019-NUGS, Class B, 2.80% (LIBOR01M+130bps), 12/15/21 (b) (c)	3,846	3,896
Oaktree EIF Ltd., Series 2016-IIIA, Class B, 2.27% ( LIBOR03M+200bps), 10/20/27, Callable 10/20/20 @ 100 (b) (c)	10,500	10,357
Palmer Square Loan Funding Ltd., Series 2020-1A, Class A2, 1.73% (LIBOR03M+135bps), 2/20/28, Callable 2/20/21 @ 100 (b) (c)	4,600	4,442
Palmer Square Loan Funding Ltd., Series 2018-2A, Class A2, 1.33% (LIBOR03M+105bps), 7/15/26, Callable 10/15/20 @ 100 (b) (c)	1,970	1,900
Palmer Square Loan Funding Ltd., Series 2018-2A, Class A1, 0.92% (LIBOR03M+65bps), 7/15/26, Callable 10/15/20 @ 100 (b) (c)	2,137	2,105
Palmer Square Loan Funding Ltd., Series 2019-2, Class A1, 1.24% (LIBOR03M+97bps), 4/20/27, Callable 10/20/20 @ 100 (b) (c)	2,206	2,190
Palmer Square Loan Funding Ltd., Series 2019-3, Class A1, 1.23% (LIBOR03M+85bps), 8/20/27, Callable 8/20/20 @ 100 (b) (c)	4,118	4,084
Palmer Square Loan Funding Ltd., Series 2020-1A, Class A1, 1.18% (LIBOR03M+80bps), 2/20/28, Callable 2/20/21 @ 100 (b) (c)	4,921	4,874
Palmer Square Loan Funding Ltd., Series 2018-5A, Class A1, 1.12% (LIBOR03M+85bps), 1/20/27, Callable 10/20/20 @ 100 (b) (c)	3,202	3,154
Race Point CLO Ltd., Series 2016-10A, Class A1R, 1.34% (LIBOR03M+110bps), 7/25/31, Callable 10/25/20 @ 100 (b) (c)	4,437	4,329
Sequoia Mortgage Trust, Series 2013-5, Class A2, 3.00%, 5/25/43, Callable 8/25/23 @ 100 (b) (e)	1,965	2,046
See notes to financial statements.

18

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
TIAA CLO Ltd., Series 2017-1A, Class A, 1.55% (LIBOR03M+128bps), 4/20/29, Callable 10/20/20 @ 100 (b) (c)	$2,500	$2,474
Trinitas CLO Ltd., Series 2016-5A, Class AR, 1.63% (LIBOR03M+139bps), 10/25/28, Callable 10/25/20 @ 100 (b) (c)	3,250	3,220
Trinitas CLO Ltd., Series 2017-6A, Class AR, 1.41% (LIBOR03M+117bps), 7/25/29, Callable 10/25/20 @ 100 (b) (c)	5,000	4,931
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.07%, 5/10/45 (b) (e)	46,449	1,143
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, 2.07%, 5/10/45 (b) (e) (f)	35,263	868
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class XA, 1.82%, 8/10/49 (b) (e) (f)	23,163	723
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class XA, 1.75%, 10/15/45 (b) (e) (f)	23,150	706
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS3, Class A2, 2.85%, 9/15/57	2,799	2,800
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	2,137	2,177
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, 5.66%, 11/15/44 (b) (e)	5,348	5,525
WFRBS Commercial Mortgage Trust, Series 2011-C4, Class A4, 4.90%, 6/15/44 (b) (e)	15,000	15,356
WFRBS Commercial Mortgage Trust, Series 2013-C18, Class A3, 3.65%, 12/15/46	1,689	1,696
		241,170
Total Collateralized Mortgage Obligations (Cost $234,762)		241,170
Preferred Stocks (0.4%)
Financials (0.2%):
Citigroup Capital, cumulative redeemable, 6.64% (LIBOR03M+637bps), 10/30/40 (c)	200,000	5,400
Real Estate (0.2%):
SunTrust Real Estate Investment Corp., non-cumulative, 9.00% (g) (h) (i)	50	5,250
Total Preferred Stocks (Cost $10,920)		10,650
Convertible Corporate Bonds (0.6%)
Energy (0.2%):
PDC Energy, Inc., 1.13%, 9/15/21 (j)	5,000	4,756
Whiting Petroleum Corp., 1.25%, 12/1/20 (k) (l)	9,006	1,702
		6,458
Health Care (0.4%):
Teva Pharmaceutical Finance LLC, 0.25%, 2/1/26, Callable 8/31/20 @ 100	10,105	9,935
Total Convertible Corporate Bonds (Cost $23,071)		16,393
Senior Secured Loans (0.3%)
GLP Capital LP, Term Loan A1, 1.66% (LIBOR01M+150bps), 4/28/21 (c)	8,552	8,510
Total Senior Secured Loans (Cost $8,546)		8,510

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Corporate Bonds (44.6%)
Communication Services (0.6%):
AMC Networks, Inc., 4.75%, 12/15/22, Callable 9/10/20 @ 100.79	$3,088	$3,126
CenturyLink, Inc., 6.45%, 6/15/21	3,600	3,730
Sprint Spectrum, 3.36%, 3/20/23 (b)	4,875	4,941
The Walt Disney Co., 1.75%, 1/13/26	5,000	5,223
		17,020
Consumer Discretionary (3.5%):
Association of American Medical Colleges 2.27%, 10/1/25	4,145	4,204
2.39%, 10/1/26	4,275	4,364
Carnival Corp., 3.95%, 10/15/20 (j)	8,500	8,491
Duke University Health System, Inc., 2.26%, 6/1/26	700	736
Expedia Group, Inc. 3.60%, 12/15/23, Callable 11/15/23 @ 100 (b)	5,000	5,056
6.25%, 5/1/25, Callable 2/1/25 @ 100 (b)	5,000	5,462
Ford Motor Co., 8.50%, 4/21/23 (a)	5,692	6,320
General Motors Co., 1.27% (LIBOR03M+80bps), 8/7/20 (c)	4,341	4,340
Horace Mann School, 2.48%, 7/1/22	2,500	2,586
Howard University 2.64%, 10/1/21	500	510
2.80%, 10/1/23	1,000	1,053
2.42%, 10/1/24	1,350	1,436
2.52%, 10/1/25	1,000	1,067
Hyatt Hotels Corp., 5.38%, 4/23/25, Callable 3/23/25 @ 100 (a)	3,000	3,209
International Game Technology PLC, 6.25%, 2/15/22, Callable 8/15/21 @ 100 (b)	1,293	1,351
Lennar Corp., 2.95%, 11/29/20, Callable 9/29/20 @ 100 (j)	10,000	10,010
Macys Retail Holdings, Inc., 3.45%, 1/15/21, Callable 12/15/20 @ 100 (j)	4,994	4,921
Nissan Motor Acceptance Corp. 0.70% (LIBOR03M+39bps), 9/28/20 (b) (c)	1,000	996
0.94% (LIBOR03M+63bps), 9/21/21 (b) (c)	5,000	4,861
Pultegroup, Inc., 4.25%, 3/1/21, Callable 2/1/21 @ 100	2,000	2,023
QVC, Inc., 4.38%, 3/15/23	6,770	7,067
Smithsonian Institution, 0.97%, 9/1/23	1,400	1,415
Toll Brothers Finance Corp., 5.88%, 2/15/22, Callable 11/15/21 @ 100	2,800	2,941
Volkswagen Group of America Finance LLC 2.50%, 9/24/21 (b)	5,000	5,099
2.70%, 9/26/22 (b)	5,000	5,194
3.13%, 5/12/23 (b)	5,000	5,300
YMCA of Greater New York 2.21%, 8/1/20	325	325
2.26%, 8/1/21	300	304
		100,641
Consumer Staples (2.3%):
Anheuser-Busch InBev Worldwide, Inc., 4.15%, 1/23/25, Callable 12/23/24 @ 100	5,000	5,706
BAT Capital Corp., 2.76%, 8/15/22, Callable 7/15/22 @ 100	10,000	10,391

See notes to financial statements.

20

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Cargill, Inc., 3.25%, 3/1/23 (b)	$2,500	$2,672
Constellation Brands, Inc., 2.65%, 11/7/22, Callable 10/7/22 @ 100	7,896	8,242
McCormick & Co., Inc., 2.70%, 8/15/22, Callable 7/15/22 @ 100	5,000	5,206
Philip Morris International, Inc., 2.63%, 2/18/22, Callable 1/18/22 @ 100	10,000	10,323
Smithfield Foods, Inc., 2.65%, 10/3/21, Callable 9/3/21 @ 100 (b)	13,425	13,392
Walmart, Inc. 2.85%, 7/8/24, Callable 6/8/24 @ 100	5,000	5,452
3.55%, 6/26/25, Callable 4/26/25 @ 100	5,000	5,703
		67,087
Energy (8.3%):
Antero Resources Corp., 5.13%, 12/1/22, Callable 9/10/20 @ 100	2,582	2,064
Apache Corp., 3.63%, 2/1/21, Callable 11/1/20 @ 100	10,113	10,121
Buckeye Partners LP 4.88%, 2/1/21, Callable 11/1/20 @ 100 (j)	12,364	12,385
4.15%, 7/1/23, Callable 4/1/23 @ 100	5,000	5,089
Continental Resources, Inc., 4.50%, 4/15/23, Callable 1/15/23 @ 100 (a)	10,252	10,253
DCP Midstream Operating LP, 4.75%, 9/30/21, Callable 6/30/21 @ 100 (b) (j)	6,645	6,755
Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	10,000	9,809
Energy Transfer Operating LP, 4.20%, 9/15/23, Callable 8/15/23 @ 100	5,000	5,277
EQM Midstream Partners LP 4.75%, 7/15/23, Callable 6/15/23 @ 100 (a)	5,000	5,077
4.00%, 8/1/24, Callable 5/1/24 @ 100	9,645	9,615
EQT Corp. 3.00%, 10/1/22, Callable 9/1/22 @ 100 (j)	15,000	14,899
6.13%, 2/1/25, Callable 1/1/25 @ 100 (j)	7,000	7,688
Exxon Mobil Corp., 2.99%, 3/19/25, Callable 2/19/25 @ 100 (a)	10,000	11,007
Kinder Morgan, Inc., 5.00%, 2/15/21, Callable 1/15/21 @ 100 (b)	2,300	2,345
Marathon Petroleum Corp. 5.38%, 10/1/22, Callable 9/10/20 @ 100.9 (j)	5,105	5,147
4.50%, 5/1/23, Callable 4/1/23 @ 100 (a)	5,000	5,420
4.75%, 12/15/23, Callable 10/15/23 @ 100	1,494	1,649
5.13%, 4/1/24, Callable 9/10/20 @ 101.71	5,000	5,095
Midwest Connector Capital Co. LLC, 3.63%, 4/1/22, Callable 3/1/22 @ 100 (b)	20,000	20,008
MPLX LP 1.21% (LIBOR03M+90bps), 9/9/21, Callable 9/10/20 @ 100 (c)	5,000	4,970
6.25%, 10/15/22, Callable 8/26/20 @ 101.56	4,607	4,645
3.50%, 12/1/22, Callable 11/1/22 @ 100	5,691	5,934
NuStar Logistics LP 4.80%, 9/1/20	5,113	5,105
6.75%, 2/1/21	1,700	1,724
Occidental Petroleum Corp. 4.10%, 2/1/21, Callable 11/1/20 @ 100	5,000	5,000
4.85%, 3/15/21, Callable 2/15/21 @ 100 (j)	2,025	2,036
1.68% (LIBOR03M+125bps), 8/13/21, Callable 8/21/20 @ 100 (c)	4,000	3,883
2.70%, 8/15/22	5,000	4,836
2.90%, 8/15/24, Callable 7/15/24 @ 100	9,000	8,470
ONEOK, Inc., 5.85%, 1/15/26, Callable 12/15/25 @ 100	5,000	5,694
Plains All American Pipeline LP / PAA Finance Corp., 5.00%, 2/1/21, Callable 11/1/20 @ 100	4,602	4,639

See notes to financial statements.

21

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Sunoco Logistics Partners Operations LP, 4.40%, 4/1/21, Callable 3/1/21 @ 100	$5,032	$5,125
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.25%, 5/1/23, Callable 9/10/20 @ 100.88	4,000	4,026
Texas Eastern Transmission LP, 4.13%, 12/1/20, Callable 9/10/20 @ 100 (a) (b)	500	501
Valero Energy Corp., 2.70%, 4/15/23 (a)	9,302	9,697
Western Midstream Operating LP 4.00%, 7/1/22, Callable 4/1/22 @ 100	5,000	5,164
3.10%, 2/1/25, Callable 1/1/25 @ 100	8,421	8,350
		239,502
Financials (14.4%):
Alleghany Corp., 4.95%, 6/27/22	1,250	1,344
Ares Capital Corp., 3.25%, 7/15/25, Callable 6/15/25 @ 100	5,000	4,961
Associated Bank NA, 3.50%, 8/13/21, Callable 7/13/21 @ 100	5,000	5,116
Assurant, Inc. 1.53% (LIBOR03M+125bps), 3/26/21, Callable 8/26/20 @ 100 (c)	834	833
4.20%, 9/27/23, Callable 8/27/23 @ 100	5,000	5,350
Athene Global Funding, 2.80%, 5/26/23 (b)	5,000	5,192
BancorpSouth Bank, 4.13% (LIBOR03M+247bps), 11/20/29, Callable 11/20/24 @ 100 (c)	8,571	8,544
Bank of America Corp. 2.33% (LIBOR03M+63bps), 10/1/21, Callable 10/1/20 @ 100 (a) (c)	5,000	5,015
3.12% (LIBOR03M+116bps), 1/20/23, Callable 1/20/22 @ 100, MTN (c)	5,000	5,176
BB&T Corp., 4.25%, 9/30/24	1,955	2,201
BBVA USA, 2.88%, 6/29/22, Callable 5/29/22 @ 100	3,750	3,838
Cadence Bancorp, 4.75% (LIBOR03M+303bps), 6/30/29, Callable 6/30/24 @ 100 (c)	9,667	8,184
Capital One Financial Corp., 3.05%, 3/9/22, Callable 2/9/22 @ 100	5,000	5,184
CIT Group, Inc., 4.13%, 3/9/21, Callable 2/9/21 @ 100	6,311	6,360
Citigroup, Inc., 3.14% (LIBOR03M+72bps), 1/24/23, Callable 1/24/22 @ 100 (c)	5,000	5,177
Citizens Financial Group, Inc., 4.15%, 9/28/22 (b)	1,283	1,350
City National Bank, 5.38%, 7/15/22	2,000	2,184
DAE Funding LLC 4.00%, 8/1/20 (b)	11,612	11,612
5.25%, 11/15/21, Callable 10/15/21 @ 100 (b)	5,000	4,992
4.50%, 8/1/22, Callable 9/10/20 @ 101.13 (b)	2,370	2,328
Dime Community Bancshares, Inc., 4.50% (LIBOR03M+266bps), 6/15/27, Callable 6/15/22 @ 100 (c)	3,750	3,740
First Citizens Bancshare, Inc., 3.37% (SOFR+247bps), 3/15/30, Callable 3/15/25 @ 100 (c) (j)	8,065	7,879
First Horizon National Corp., 3.55%, 5/26/23, Callable 4/26/23 @ 100	5,000	5,238
Flagstar Bancorp, Inc., 6.13%, 7/15/21, Callable 6/15/21 @ 100	500	497
FNB Corp., 2.20%, 2/24/23, Callable 1/24/23 @ 100	6,349	6,347
Ford Motor Credit Co. LLC 3.16%, 8/4/20	1,500	1,500
3.20%, 1/15/21	4,000	4,008
Fulton Financial Corp. 3.60%, 3/16/22	9,750	9,946
3.25% (SOFR+230bps), 3/15/30, Callable 3/15/25 @ 100 (c)	10,000	9,994

See notes to financial statements.

22

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Hilltop Holdings, Inc., 5.75% (SOFR+568bps), 5/15/30, Callable 5/15/25 @ 100 (c)	$5,000	$5,064
HSBC Finance Corp., 6.68%, 1/15/21	14,646	14,972
Hyundai Capital America, 2.75%, 9/18/20 (b)	5,000	5,008
Infinity Property & Casualty Corp., 5.00%, 9/19/22	21,955	23,256
JPMorgan Chase & Co., 2.78% (LIBOR03M+94bps), 4/25/23, Callable 4/25/22 @ 100 (c)	5,000	5,190
KeyBank NA, 2.30%, 9/14/22	5,000	5,186
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.88%, 8/1/21, Callable 9/10/20 @ 100 (b)	4,993	4,927
Main Street Capital Corp., 5.20%, 5/1/24	5,200	5,359
MB Financial Bank NA, 4.00% (LIBOR03M+187bps), 12/1/27, Callable 12/1/22 @ 100 (c)	3,000	3,022
Mobr-04 LLC (LOC — Compass Bank), 1.21%, 9/1/24 (a)	3,350	3,350
National Securities Clearing Corp., 1.20%, 4/23/23 (b)	5,000	5,101
New York Community Bancorp, Inc., 5.90% (LIBOR03M+278bps), 11/6/28, Callable 11/6/23 @ 100 (c) (j)	8,242	8,081
People's United Financial, Inc., 3.65%, 12/6/22, Callable 9/6/22 @ 100	9,500	10,110
Pinnacle Bank/Nashville, 3.40% (LIBOR03M+313bps), 7/30/25, Callable 10/30/20 @ 100 (c)	5,000	4,983
Pinnacle Financial Partners, Inc., 5.25% (LIBOR03M+388bps), 11/16/26, Callable 11/16/21 @ 100 (b) (c)	3,800	3,791
Protective Life Global Funding, 3.10%, 4/15/24 (b)	5,000	5,420
Reliance Standard Life Global Funding II 3.85%, 9/19/23 (b)	5,000	5,400
2.75%, 5/7/25 (b)	5,000	5,193
Santander Holdings USA, Inc. 4.45%, 12/3/21, Callable 11/3/21 @ 100	5,000	5,204
3.70%, 3/28/22, Callable 2/28/22 @ 100	15,000	15,558
3.45%, 6/2/25, Callable 5/2/25 @ 100	4,179	4,477
Signature Bank, 4.13% (LIBOR03M+256bps), 11/1/29, Callable 11/1/24 @ 100 (c)	11,650	11,759
SL Green Operating Partnership LP, 3.25%, 10/15/22, Callable 9/15/22 @ 100	2,612	2,669
StanCorp Financial Group, Inc., 5.00%, 8/15/22	5,366	5,688
Starwood Property Trust, Inc., 3.63%, 2/1/21, Callable 11/1/20 @ 100	6,250	6,210
State Street Corp., 2.83% (SOFR+269bps), 3/30/23, Callable 3/30/22 @ 100 (b) (c)	5,000	5,192
Sterling Bancorp, 4.00% (SOFR+253bps), 12/30/29, Callable 12/30/24 @ 100 (c)	8,750	8,433
Sterling National Bank, 5.25% (LIBOR03M+394bps), 4/1/26, Callable 4/1/21 @ 100 (c)	3,750	3,802
SunTrust Bank, 3.00%, 2/2/23, Callable 1/2/23 @ 100 (j)	10,000	10,591
Synovus Bank, 2.29% (SOFR+95bps), 2/10/23, Callable 2/10/22 @ 100 (c) (j)	4,776	4,854
TCF National Bank 4.12% (LIBOR03M+238bps), 7/2/29, Callable 7/2/24 @ 100 (c)	5,000	4,841
5.50% (LIBOR03M+509bps), 5/6/30, Callable 5/6/25 @ 100 (c)	10,000	10,382
TIAA FSB Holdings, Inc., 6.00% (LIBOR03M+470bps), 3/15/26, Callable 3/15/21 @ 100 (c)	5,718	5,719

See notes to financial statements.

23

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
United Financial Bancorp, Inc., 5.75%, 10/1/24	$4,120	$4,439
WEA Finance LLC, 3.15%, 4/5/22, Callable 3/5/22 @ 100 (b)	5,000	5,072
Wells Fargo & Co. 3.07%, 1/24/23, Callable 1/24/22 @ 100	10,000	10,352
2.16% (LIBOR03M+75bps), 2/11/26, Callable 2/11/25 @ 100, MTN (c)	5,000	5,213
Wells Fargo Bank NA, 2.60%, 1/15/21	5,000	5,052
Zions Bancorp NA, 3.35%, 3/4/22, Callable 2/4/22 @ 100 (a) (j)	3,900	4,029
		407,039
Health Care (1.7%):
Bristol-Myers Squibb Co. 2.75%, 2/15/23, Callable 1/15/23 @ 100	10,000	10,573
3.25%, 2/20/23, Callable 1/20/23 @ 100	5,000	5,349
Centene Corp. 4.75%, 5/15/22, Callable 9/10/20 @ 101.19	2,000	2,038
4.75%, 1/15/25, Callable 9/10/20 @ 103.56	930	965
Cigna Corp., 3.00%, 7/15/23, Callable 5/16/23 @ 100	5,000	5,339
Fresenius Medical Care U.S. Finance, Inc., 5.75%, 2/15/21 (b)	5,000	5,119
Fresenius U.S. Finance II, Inc., 4.50%, 1/15/23, Callable 10/17/22 @ 100 (b) (j)	4,000	4,252
Laboratory Corp. of America Holdings, 3.20%, 2/1/22	8,200	8,518
SSM Health Care Corp., 3.69%, 6/1/23, Callable 3/1/23 @ 100	4,330	4,679
		46,832
Industrials (4.8%):
Air Lease Corp. 2.50%, 3/1/21	8,438	8,460
3.88%, 4/1/21, Callable 3/1/21 @ 100	3,000	3,032
1.01% (LIBOR03M+67bps), 6/3/21, MTN (c)	5,000	4,899
3.50%, 1/15/22	5,500	5,565
2.25%, 1/15/23	5,000	4,942
Aircastle Ltd., 4.25%, 6/15/26, Callable 4/15/26 @ 100	5,000	4,705
American Airlines Pass Through Trust 4.38%, 4/1/24	3,567	2,497
4.40%, 3/22/25	7,006	4,976
4.38%, 12/15/25 (b)	5,823	3,762
Aviation Capital Group LLC, 5.50%, 12/15/24, Callable 11/15/24 @ 100 (b)	5,000	5,121
Continental Airlines Pass Through Trust 5.50%, 4/29/22	5,760	5,660
4.75%, 7/12/22	4,794	4,623
Delta Air Lines Pass Through Trust, 2.00%, 12/10/29	5,000	4,769
Fluor Corp., 3.50%, 12/15/24, Callable 9/15/24 @ 100	6,000	4,942
Howmet Aerospace, Inc., 6.88%, 5/1/25, Callable 4/1/25 @ 100 (a)	5,000	5,668
PACCAR Financial Corp., 2.65%, 4/6/23, MTN	5,000	5,287
Ryder System, Inc. 3.50%, 6/1/21, MTN (a)	1,000	1,023
2.80%, 3/1/22, Callable 2/1/22 @ 100, MTN	5,000	5,159
2.50%, 9/1/22, Callable 8/1/22 @ 100, MTN	5,000	5,145
3.40%, 3/1/23, Callable 2/1/23 @ 100, MTN	4,706	4,980
Southwest Airlines Co. 2.65%, 11/5/20, Callable 10/5/20 @ 100	4,500	4,505

See notes to financial statements.

24

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
4.75%, 5/4/23	$5,000	$5,222
5.25%, 5/4/25, Callable 4/4/25 @ 100	15,000	15,984
Spirit AeroSystems, Inc., 3.95%, 6/15/23, Callable 5/15/23 @ 100	1,181	996
The Boeing Co., 1.65%, 10/30/20, Callable 9/30/20 @ 100 (j)	2,000	2,002
U.S. Airways, 5.38%, 5/15/23	10,429	8,407
U.S. Airways (INS — MBIA Insurance Corp.), 7.08%, 9/20/22	261	258
United Airlines Pass Through Trust 5.38%, 2/15/23	2,474	2,325
4.63%, 3/3/24	912	816
Westinghouse Air Brake Technologies Corp., 3.20%, 6/15/25, Callable 5/15/25 @ 100	1,129	1,178
		136,908
Information Technology (1.8%):
Broadcom, Inc., 3.13%, 4/15/21 (b)	5,000	5,076
FLIR Systems, Inc., 3.13%, 6/15/21 (a)	5,000	5,101
HP, Inc., 2.20%, 6/17/25, Callable 5/17/25 @ 100	5,000	5,251
Jabil, Inc., 5.63%, 12/15/20	1,700	1,731
Leidos Holdings, Inc., 4.45%, 12/1/20, Callable 9/2/20 @ 100	9,260	9,278
Leidos, Inc., 2.95%, 5/15/23, Callable 4/15/23 @ 100 (b)	9,302	9,811
Microchip Technology, Inc., 3.92%, 6/1/21	2,000	2,037
Oracle Corp., 2.40%, 9/15/23, Callable 7/15/23 @ 100	10,000	10,568
		48,853
Materials (1.2%):
Albemarle Corp., 1.44% (LIBOR03M+105bps), 11/15/22, Callable 11/15/20 @ 100 (c)	6,364	6,233
Carpenter Technology Corp., 5.20%, 7/15/21	9,350	9,636
Huntsman International LLC, 5.13%, 11/15/22, Callable 8/15/22 @ 100	3,000	3,185
Reliance Steel & Aluminum Co., 4.50%, 4/15/23, Callable 1/15/23 @ 100	8,403	9,054
The Mosaic Co., 3.25%, 11/15/22, Callable 10/15/22 @ 100	5,000	5,159
		33,267
Real Estate (2.6%):
American Tower Trust #1, 3.07%, 3/15/48, Callable 9/15/21 @ 100 (b)	3,760	3,831
Boston Properties LP, 4.13%, 5/15/21, Callable 2/15/21 @ 100	5,398	5,497
CoreCivic, Inc., 5.00%, 10/15/22, Callable 7/15/22 @ 100	12,437	12,195
Federal Realty Investment Trust, 2.55%, 1/15/21, Callable 12/15/20 @ 100	1,125	1,128
Nationwide Health Properties, Inc., 6.90%, 10/1/37, (Put Date 10/1/17), MTN (n)	2,950	3,568
Realty Income Corp., 3.25%, 10/15/22, Callable 7/15/22 @ 100	10,000	10,502
SBA Tower Trust 2.84%, 1/15/25 (b)	6,923	7,192
3.45%, 3/15/48 (b)	10,000	10,500
1.88%, 7/15/50 (b)	3,500	3,465
Senior Housing Properties Trust, 6.75%, 12/15/21, Callable 6/15/21 @ 100	6,890	6,959
SL Green Realty Corp., 4.50%, 12/1/22, Callable 9/1/22 @ 100 (j)	5,000	5,158
VICI Properties LP/VICI Note Co., Inc., 3.50%, 2/15/25, Callable 2/15/22 @ 101.75 (b)	3,636	3,690
		73,685

See notes to financial statements.

25

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Utilities (3.4%):
Alliant Energy Finance LLC, 3.75%, 6/15/23, Callable 5/15/23 @ 100 (b)	$5,000	$5,379
CenterPoint Energy, Inc., 2.50%, 9/1/22, Callable 8/1/22 @ 100	3,000	3,112
Delmarva Power & Light Co., 3.50%, 11/15/23, Callable 8/15/23 @ 100	5,858	6,389
Dominion Energy, Inc., 2.72%, 8/15/21 (o)	5,000	5,107
Duke Energy Corp., 2.40%, 8/15/22, Callable 7/15/22 @ 100	5,000	5,181
Exelon Generation Co. LLC, 3.25%, 6/1/25, Callable 5/1/25 @ 100	5,000	5,523
National Fuel Gas Co. 4.90%, 12/1/21, Callable 9/1/21 @ 100	5,000	5,169
5.50%, 1/15/26, Callable 12/15/25 @ 100	5,000	5,415
National Grid North America, Inc., 2.38%, 9/30/20	3,400	3,406
NextEra Energy Capital Holdings, Inc., 3.34%, 9/1/20	3,333	3,341
Public Service Electric & Gas Co., 3.25%, 9/1/23, MTN, Callable 8/1/23 @ 100	5,000	5,405
Sierra Pacific Power Co., 3.38%, 8/15/23, Callable 5/15/23 @ 100	4,299	4,649
Southern Co. Gas Capital Corp., 2.45%, 10/1/23, Callable 8/1/23 @ 100	10,000	10,517
Southern Power Co., 2.75%, 9/20/23, Callable 7/20/23 @ 100	9,500	10,079
Southern Star Central Corp., 5.13%, 7/15/22, Callable 9/10/20 @ 100 (b)	10,537	10,570
System Energy Resources, Inc., 4.10%, 4/1/23, Callable 1/1/23 @ 100	3,630	3,919
Virginia Electric & Power Co., 2.75%, 3/15/23, Callable 12/15/22 @ 100	5,000	5,256
		98,417
Total Corporate Bonds (Cost $1,246,505)		1,269,251
Yankee Dollar (10.9%)
Communication Services (0.5%):
Deutsche Telekom International Finance BV, 2.82%, 1/19/22, Callable 12/19/21 @ 100 (b) (j)	5,000	5,123
Pearson Funding Four PLC, 3.75%, 5/8/22 (b)	7,250	7,411
		12,534
Consumer Staples (1.8%):
Alimentation Couche-Tard, Inc., 2.70%, 7/26/22, Callable 6/26/22 @ 100 (b)	5,000	5,152
Avon International Capital PLC, 6.50%, 8/15/22, Callable 9/10/20 @ 101.97 (b)	11,995	11,925
Grupo Bimbo Sab de CV, 4.50%, 1/25/22 (b)	18,588	19,529
Reckitt Benckiser Treasury Services PLC, 2.38%, 6/24/22, Callable 5/24/22 @ 100 (b)	15,000	15,501
		52,107
Energy (0.7%):
Aker BP ASA 6.00%, 7/1/22, Callable 9/10/20 @ 101.5 (b) (j)	8,300	8,460
5.88%, 3/31/25, Callable 3/31/21 @ 102.94 (b)	4,406	4,628
Suncor Energy, Inc., 2.80%, 5/15/23	5,000	5,262
		18,350
Financials (3.5%):
BBVA Bancomer SA 6.50%, 3/10/21	3,000	3,075
6.50%, 3/10/21 (b)	15,000	15,377
Lloyds Banking Group PLC, 2.91% (LIBOR03M+81bps), 11/7/23, Callable 11/7/22 @ 100 (c)	10,000	10,447

See notes to financial statements.

26

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
ORIX Corp., 2.90%, 7/18/22	$10,000	$10,400
Park Aerospace Holdings Ltd. 3.63%, 3/15/21, Callable 2/15/21 @ 100 (b)	2,000	1,952
5.25%, 8/15/22, Callable 7/15/22 @ 100 (b)	8,000	7,688
Royal Bank of Scotland Group PLC, 6.13%, 12/15/22	13,000	14,224
Santander UK Group Holdings PLC 3.57%, 1/10/23, Callable 1/10/22 @ 100	5,000	5,188
3.37% (LIBOR03M+108bps), 1/5/24, Callable 1/5/23 @ 100 (c)	5,000	5,267
Silversea Cruise Finance Ltd., 7.25%, 2/1/25, Callable 8/21/20 @ 105.44 (a) (b)	22,790	21,771
		95,389
Industrials (2.6%):
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.63%, 10/30/20 (a)	11,815	11,911
Air Canada Pass Through Trust 5.38%, 11/15/22 (b)	2,503	2,230
4.13%, 11/15/26 (b)	5,002	4,522
Aircastle Ltd., 4.40%, 9/25/23, Callable 8/25/23 @ 100	5,000	4,930
Avolon Holdings Funding Ltd. 3.95%, 7/1/24, Callable 6/1/24 @ 100 (b)	5,000	4,522
2.88%, 2/15/25, Callable 1/15/25 @ 100 (b)	10,000	8,597
CK Hutchison International 16 Ltd., 1.88%, 10/3/21 (b)	10,000	10,077
CK Hutchison International 17 II Ltd., 2.75%, 9/29/23	4,907	5,104
CK Hutchison International 17 Ltd., 2.88%, 4/5/22 (b)	5,000	5,137
CK Hutchison International Ltd., 2.25%, 9/29/20 (b) (j)	5,000	5,010
Heathrow Funding Ltd., 4.88%, 7/15/21 (b)	9,624	9,902
Rolls-Royce PLC, 2.38%, 10/14/20, Callable 9/14/20 @ 100 (b)	1,000	997
Smiths Group PLC, 3.63%, 10/12/22 (b)	7,306	7,531
		80,470
Materials (0.6%):
Braskem Netherlands Finance BV, 3.50%, 1/10/23, Callable 12/10/22 @ 100 (b)	5,000	5,054
Fresnillo PLC, 5.50%, 11/13/23 (b)	5,000	5,509
POSCO, 2.38%, 1/17/23 (b)	5,000	5,120
		15,683
Real Estate (0.3%):
Scentre Group Trust 1/Scentre Group Trust 2, 2.38%, 4/28/21, Callable 3/29/21 @ 100 (b) (j)	7,995	8,027
Sovereign Bond (0.4%):
Province of Alberta Canada, 3.35%, 11/1/23	5,000	5,457
Province of Canada, 2.45%, 6/29/22	5,000	5,203
		10,660
Utilities (0.5%):
Comision Federal de Electricidad 4.88%, 5/26/21	10,000	10,227
4.88%, 5/26/21 (b)	5,000	5,113
		15,340
Total Yankee Dollar (Cost $307,093)		308,560

See notes to financial statements.

27

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Municipal Bonds (7.7%)
Alabama (0.2%):
Auburn University Revenue, Series C, 0.82%, 6/1/24	$2,760	$2,768
The Water Works Board of The City of Birmingham Revenue 2.20%, 1/1/24	1,000	1,053
2.36%, 1/1/25	2,000	2,136
		5,957
Alaska (0.0%): (p)
University of Alaska Revenue, Build America Bond Series W, 1.70%, 10/1/22	900	899
Series W, 1.83%, 10/1/23	1,000	1,001
		1,900
Arizona (0.1%):
City of Flagstaff AZ Certificate participation, Series A, 0.97%, 5/1/23 (d)	1,000	1,000
City of Phoenix Civic Improvement Corp. Revenue, 2.37%, 7/1/25	1,500	1,578
		2,578
California (0.2%):
City of Riverside CA Revenue, Series A, 1.75%, 6/1/22	670	677
San Jose Redevelopment Agency Successor Agency Tax Allocation, Series A-T, 2.63%, 8/1/22	4,750	4,930
Sequoia Union High School District, GO, 1.74%, 7/1/25	1,250	1,300
		6,907
Colorado (0.4%):
City of Loveland Electric & Communications Enterprise Revenue, 2.97%, 12/1/24	2,280	2,465
Colorado Health Facilities Authority Revenue Series B, 2.24%, 11/1/22	530	538
Series B, 2.40%, 11/1/23	1,250	1,275
Series B, 2.50%, 11/1/24	1,250	1,280
Denver City & County Housing Authority Revenue 2.15%, 12/1/24	3,850	4,054
2.30%, 12/1/25	2,000	2,128
Park Creek Metropolitan District Revenue, Series B, 2.53%, 12/1/24	500	528
University of Colorado Revenue, Series A, 2.35%, 6/1/25	2,500	2,683
		14,951
District of Columbia (0.0%): (p)
District of Columbia Revenue 1.44%, 4/1/22	350	349
1.56%, 4/1/23	520	522
1.67%, 4/1/24	550	548
		1,419
Florida (0.3%):
County of Lee Florida Water & Sewer Revenue, 2.01%, 10/1/24	1,360	1,429
Florida Development Finance Corp. Revenue 1.65%, 4/1/21	720	717
1.80%, 4/1/22	1,180	1,172
1.98%, 4/1/23	1,750	1,738

See notes to financial statements.

28

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Florida Municipal Power Agency Revenue Series B, 2.20%, 10/1/20	$1,375	$1,376
Series B, 2.38%, 10/1/21	2,500	2,522
		8,954
Georgia (0.2%):
Athens Housing Authority Revenue 2.13%, 12/1/24	1,850	1,943
2.32%, 12/1/25	3,215	3,413
		5,356
Illinois (0.1%):
City of Chicago Wastewater Transmission Revenue, 4.31%, 1/1/21	2,520	2,546
Indiana (0.2%):
Indiana Finance Authority Revenue 2.66%, 3/1/25	1,675	1,750
2.76%, 3/1/26	1,850	1,940
		3,690
Kentucky (0.0%): (p)
Kentucky State Property & Building Commission Revenue Series C, 2.56%, 5/1/21	1,060	1,073
Series C, 2.76%, 5/1/22	250	258
		1,331
Maryland (0.3%):
County of Howard, GO Series C, 1.22%, 8/15/22	1,000	1,011
Series C, 1.34%, 8/15/23	1,000	1,016
Maryland Economic Development Corp. Revenue Series B, 3.05%, 6/1/21	3,670	3,684
Series B, 3.30%, 6/1/22	3,795	3,843
Maryland Stadium Authority Revenue Series C, 1.13%, 5/1/23	1,535	1,538
Series C, 1.32%, 5/1/24	1,000	1,005
		12,097
Massachusetts (0.0%): (p)
Massachusetts Development Finance Agency Revenue, Series B, 4.00%, 6/1/24	615	635
Michigan (0.9%):
Clintondale Community Schools, GO 2.61%, 5/1/21	5,395	5,470
2.84%, 5/1/22	4,000	4,141
Ecorse Public School District, GO 2.00%, 5/1/24	1,250	1,290
2.09%, 5/1/25	2,200	2,284
Great Lakes Water Authority Sewage Disposal System Revenue Series B, 1.44%, 7/1/21	400	400
Series B, 1.49%, 7/1/22	670	671
Michigan Finance Authority Revenue 2.21%, 12/1/23	1,565	1,616
2.31%, 12/1/24	895	932
2.37%, 9/1/49, (Put Date 9/1/23) (n)	5,944	6,208

See notes to financial statements.

29

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Ypsilanti School District, GO, 2.02%, 5/1/25	$575	$593
		23,605
Minnesota (0.0%): (p)
Western Minnesota Municipal Power Agency Revenue Series A, 2.28%, 1/1/25	1,000	1,069
Series A, 2.38%, 1/1/26	1,000	1,079
		2,148
Mississippi (0.2%):
Mississippi Development Bank Revenue 2.31%, 1/1/25	2,235	2,376
2.36%, 1/1/26	2,000	2,142
		4,518
Missouri (0.2%):
Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue Series B, 1.02%, 10/1/23	2,000	2,006
Series B, 1.22%, 10/1/24	1,250	1,256
University of Missouri Revenue, 1.47%, 11/1/23	2,000	2,064
		5,326
Nebraska (0.0%): (p)
Papio-Missouri River Natural Resource District Special Tax, 2.09%, 12/15/24, Continuously Callable @100	1,000	1,037
New Jersey (0.9%):
City of Newark, GO, 2.25%, 2/24/21	5,500	5,447
New Jersey Economic Development Authority Revenue 3.70%, 6/15/21	550	555
Series B, 3.65%, 7/1/21	495	500
Series NNN, 2.78%, 6/15/23	2,042	2,015
New Jersey Educational Facilities Authority Revenue 2.25%, 9/1/20	2,615	2,616
2.47%, 9/1/21	7,450	7,503
North Hudson Sewerage Authority Revenue 2.43%, 6/1/24	1,200	1,262
2.59%, 6/1/25	1,000	1,070
		20,968
New York (0.4%):
Madison County Capital Resource Corp. Revenue 2.23%, 7/1/24	1,200	1,266
2.39%, 7/1/25	2,670	2,851
2.52%, 7/1/26	3,050	3,281
New York State Dormitory Authority Revenue 2.44%, 7/1/21	1,550	1,561
Series B, 3.18%, 3/15/22	2,000	2,082
New York State Thruway Authority Revenue, Series M, 2.26%, 1/1/25	1,000	1,040
		12,081

See notes to financial statements.

30

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
North Carolina (0.0%): (p)
City of Winston-Salem NC Revenue, Series B, 2.33%, 6/1/26	$500	$528
Ohio (0.2%):
City of Cleveland Airport System Revenue 2.49%, 1/1/25	2,000	2,068
2.59%, 1/1/26	2,000	2,078
		4,146
Oregon (0.1%):
Medford Hospital Facilities Authority Revenue Series B, 1.65%, 8/15/22	500	501
Series B, 1.73%, 8/15/23	1,400	1,404
Series B, 1.83%, 8/15/24	1,700	1,706
		3,611
Pennsylvania (0.9%):
County of Allegheny PA, GO, Series C, 0.69%, 11/1/23 (d)	2,200	2,204
County of Bucks PA, GO, 0.98%, 6/1/24	2,025	2,042
Montgomery County Industrial Development Authority Revenue Series D, 2.45%, 11/15/23	1,250	1,253
Series D, 2.60%, 11/15/24	4,050	4,065
Pennsylvania IDA Revenue, 2.97%, 7/1/21 (b)	2,279	2,326
Scranton School District, GO Series A, 3.15%, 6/15/34, (Put Date 6/15/24) (b) (n)	2,805	3,005
Series B, 3.15%, 6/15/34, (Put Date 6/15/24) (b) (n)	1,415	1,516
Scranton School District, GO (INS — Build America Mutual Assurance Co.) 2.50%, 4/1/23	1,815	1,894
2.60%, 4/1/24	1,730	1,833
2.72%, 4/1/25	900	967
2.82%, 4/1/26	1,000	1,085
State Public School Building Authority Revenue, 2.75%, 4/1/25	1,500	1,536
		23,726
Rhode Island (0.1%):
Rhode Island Commerce Corp. Revenue, 2.86%, 5/1/24	2,065	2,187
South Dakota (0.1%):
South Dakota Health & Educational Facilities Authority Revenue Series B, 2.31%, 7/1/23	1,500	1,533
Series B, 2.38%, 7/1/24	1,350	1,386
		2,919
Texas (0.8%):
City of Houston, GO 2.77%, 3/1/22	1,240	1,275
2.98%, 3/1/23	1,900	1,994
City of Lubbock Water & Wastewater System Revenue, 2.06%, 2/15/25	5,000	5,291
Dallas/Fort Worth International Airport Revenue Series C, 1.04%, 11/1/23 (d)	500	500
Series C, 1.23%, 11/1/24 (d)	750	751

See notes to financial statements.

31

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Harris County Cultural Education Facilities Finance Corp. Revenue, Series B, 2.47%, 5/15/25	$1,000	$1,056
Port of Port Arthur Navigation District Revenue, 1.30%, 11/1/40, Continuously Callable @100 (m)	10,000	10,000
Texas A&M University Revenue, Series A, 2.95%, 5/15/23	1,585	1,696
		22,563
Virginia (0.5%):
Virginia Small Business Financing Authority Revenue, 3.00%, 7/1/50, (Put Date 12/31/20) (b) (n)	10,000	10,009
Wisconsin (0.4%):
Public Finance Authority Revenue (LOC — Citizens Financial Group), 3.75%, 2/1/22, Continuously Callable @100	6,500	6,507
State of Wisconsin Revenue Series A, 1.90%, 5/1/25	2,000	2,103
Series A, 2.10%, 5/1/26	1,000	1,061
		9,671
Total Municipal Bonds (Cost $211,495)		217,364
U.S. Government Agency Mortgages (0.7%)
Federal Home Loan Mortgage Corp. 5.00%, 9/1/20	3	3
5.50%, 4/1/21	26	26
Series K023, Class X1, 1.23%, 8/25/22 (e) (f)	64,900	1,256
3.62% (LIBOR12M+163bps), 4/1/35 (c)	384	399
		1,684
Federal National Mortgage Association 5.50%, 12/1/20-6/1/24	442	461
5.00%, 12/1/21-2/1/24	168	176
Series 2012-M8, Class X2, 0.65%, 5/25/22 (e) (f)	49,963	382
Series 2013-M1, Class X2, 0.54%, 8/25/22 (e) (f)	43,314	306
6.00%, 10/1/22-7/1/23	347	360
4.50%, 5/1/23-2/1/24	78	81
2.50%, 4/1/27-8/1/27	14,471	15,201
Series 2012-104, Class HC, 1.25%, 9/25/27	2,173	2,156
		19,123
Total U.S. Government Agency Mortgages (Cost $19,470)		20,807
U.S. Treasury Obligations (0.7%)
U.S. Treasury Notes 1.38%, 9/30/20 (a)	10,000	10,019
1.63%, 11/30/20 (a)	8,000	8,039
1.38%, 1/31/21	2,750	2,767
Total U.S. Treasury Obligations (Cost $20,740)		20,825

See notes to financial statements.

32

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Commercial Paper (3.3%)
(3.1%):
Enbridge Gas Distribution, 0.19%, 8/7/20 (b) (q)	$2,050	$2,050
Energy Transfer Part LP, 2.67%, 8/3/20 (b) (q)	17,000	16,996
Glencore Funding LLC 0.39%, 8/6/20 (b) (q)	17,500	17,499
0.39%, 8/7/20 (b) (q)	10,000	9,999
Hyundai Capital America, Inc., 0.60%, 8/25/20 (b) (q)	10,000	9,996
Jabil, Inc. 2.67%, 8/3/20 (b) (q)	12,000	11,997
2.65%, 8/4/20 (b) (q)	10,000	9,997
Nissan Motor Acceptance Corp. 2.26%, 8/10/20 (b) (q)	5,000	4,997
3.59%, 1/29/21 (b) (q)	5,500	5,402
		88,933
Texas (0.2%):
Dallas/Fort Worth International Airport, 0.65%, 8/28/20 (b) (q)	5,000	5,000
Total Commercial Paper (Cost $93,848)		93,933
Collateral for Securities Loaned^ (1.5%)
HSBC U.S. Government Money Market Fund I Shares, 0.08% (r)	42,051,664	42,052
Invesco Government & Agency Portfolio Institutional Shares, 0.06% (r)	297,000	297
Total Collateral for Securities Loaned (Cost $42,349)		42,349
Total Investments (Cost $2,831,631) — 101.1%		2,870,375
Liabilities in excess of other assets — (1.1)%		(32,585)
NET ASSETS — 100.00%		$2,837,790

At July 31, 2020 the Fund's investments in foreign securities were 10.7% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security has been segregated as collateral for derivative instruments and/or when-issued securities.

(b)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of July 31, 2020, the fair value of these securities was $1,210,227 (thousands) and amounted to 42.6% of net assets.

(c)  Variable or Floating-Rate Security. Rate disclosed is as of July 31, 2020.

(d)  Security purchased on a when-issued basis.

(e)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at July 31, 2020.

(f)  Security is interest only.

See notes to financial statements.

33

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

(g)  Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

(h)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.2% of the Fund's net assets as of July 31, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(i)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. At July 31, 2020, illiquid securities were 0.2% of the Fund's net assets.

(j)  All or a portion of this security is on loan.

(k)  Defaulted security

(l)  At July 31, 2020, the issuer was in bankruptcy.

(m)  Variable Rate Demand Notes that provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description.

(n)  Put Bond.

(o)  Stepped-coupon security converts to coupon form on 08/15/21 with a rate of 2.715%.

(p)  Amount represents less than 0.05% of net assets.

(q)  Rate represents the effective yield at July 31, 2020.

(r)  Rate disclosed is the daily yield on July 31, 2020.

bps — Basis points

GO — General Obligation

IDA — Industrial Development Authority

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of July 31, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of July 31, 2020, based on the last reset date of the security

LIBOR12M — 12 Month US Dollar LIBOR, rate disclosed as of July 31, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LOC — Letter of Credit

LP — Limited Partnership

MBIA — Municipal Bond Insurance Association

MTN — Medium Term Note

PLC — Public Limited Company

SOFR — Secured Overnight Financing Rate

See notes to financial statements.

34

USAA Mutual Funds Trust USAA Short-Term Bond Fund	Schedule of Portfolio Investments — continued July 31, 2020

Credit Enhancements — Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

INS  Principal and interest payments are insured by the name listed. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

LOC  Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

Futures Contracts Purchased

(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5-Year U.S. Treasury Note Future	300	9/30/20	$37,617,914	$37,837,500	$219,587
	Total unrealized appreciation				$219,587
	Total unrealized depreciation				—
	Total net unrealized appreciation (depreciation)				$219,587

See notes to financial statements.

35

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Short-Term Bond Fund
Assets:
Investments, at value (Cost $2,831,631)	$2,870,375	(a)
Cash and cash equivalents	216
Deposits with brokers for futures contracts	2,450
Receivables:
Interest and dividends	19,491
Capital shares issued	940
Investments sold	4,306
Variation margin on open futures contracts	23
Prepaid expenses	64
Total Assets	2,897,865
Liabilities:
Payables:
Collateral received on loaned securities	42,349
Distributions	127
Investments purchased	12,255
Capital shares redeemed	4,163
Accrued expenses and other payables:
Investment advisory fees	444
Administration fees	284
Custodian fees	38
Transfer agent fees	294
Compliance fees	2
12b-1 fees	1
Other accrued expenses	118
Total Liabilities	60,075
Net Assets:
Capital	2,787,890
Total accumulated earnings/(loss)	49,900
Net Assets	$2,837,790
Net Assets:
Fund Shares	$1,040,688
Institutional Shares	1,777,916
Class A shares	11,236
Class R6 Shares	7,950
Total	$2,837,790
Shares (unlimited number of shares authorized with no par value):
Fund Shares	111,977
Institutional Shares	191,402
Class A shares	1,209
Class R6 Shares	855
Total	305,443
Net asset value, offering and redemption price per share: (b)
Fund Shares	$9.29
Institutional Shares	$9.29
Class A shares	$9.29
Class R6 Shares	$9.30
Maximum Sales Charge — Class A shares	2.25%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A shares	$9.50

(a)  Includes $41,124 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

36

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2020

(Amounts in Thousands)

	USAA Short-Term Bond Fund
Investment Income:
Dividends	$2,682
Interest	95,665
Securities lending (net of fees)	85
Total Income	98,432
Expenses:
Investment advisory fees	5,861
Administration fees — Fund Shares	1,679
Administration fees — Institutional Shares	1,811
Administration fees — Class A shares	18
Administration fees — R6 Shares	4
Sub-Administration fees	24
12b-1 fees — Class A shares	31
Custodian fees	172
Transfer agent fees — Fund Shares	1,642
Transfer agent fees — Institutional Shares	1,811
Transfer agent fees — Class A shares	6
Transfer agent fees — Class R6 Shares	1
Trustees' fees	47
Compliance fees	20
Legal and audit fees	94
State registration and filing fees	65
Interfund lending fees	—	(a)
Other expenses	262
Total Expenses	13,548
Expenses waived/reimbursed by Adviser	(6)
Net Expenses	13,542
Net Investment Income (Loss)	84,890
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	11,356
Net realized gains (losses) from futures contracts	1,619
Net change in unrealized appreciation/depreciation on investment securities	9,255
Net change in unrealized appreciation/depreciation on futures contracts	220
Net realized/unrealized gains (losses) on investments	22,450
Change in net assets resulting from operations	$107,340

(a)  Amount is less than $1 thousand.

See notes to financial statements.

37

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Short-Term Bond Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
From Investments:
Operations:
Net investment income (loss)	$84,890	$88,630
Net realized gains (losses) from investments	12,975	(354)
Net change in unrealized appreciation/depreciation on investments	9,475	51,945
Change in net assets resulting from operations	107,340	140,221
Distributions to Shareholders:
Fund Shares	(31,970)	(31,432)
Institutional Shares	(53,509)	(57,077)
Class A shares	(325)	(417)
Class R6 Shares	(221)	(150)
Change in net assets resulting from distributions to shareholders	(86,025)	(89,076)
Change in net assets resulting from capital transactions	(194,932)	(281,820)
Change in net assets	(173,617)	(230,675)
Net Assets:
Beginning of period	3,011,407	3,242,082
End of period	$2,837,790	$3,011,407
Capital Transactions:
Fund Shares
Proceeds from shares issued	$196,309	$231,270
Distributions reinvested	31,095	30,563
Cost of shares redeemed	(362,515)	(300,518)
Total Fund Shares	$(135,111)	$(38,685)
Institutional Shares
Proceeds from shares issued	$325,565	$419,712
Distributions reinvested	52,823	53,713
Cost of shares redeemed	(436,571)	(708,728)
Total Institutional Shares	$(58,183)	$(235,303)
Class A shares
Proceeds from shares issued	$2,198	$2,697
Distributions reinvested	166	212
Cost of shares redeemed	(6,436)	(10,972)
Total Class A shares	$(4,072)	$(8,063)
Class R6 Shares
Proceeds from shares issued	$3,296	$226
Distributions reinvested	71	6
Cost of shares redeemed	(933)	(1)
Total Class R6 Shares	$2,434	$231
Change in net assets resulting from capital transactions	$(194,932)	$(281,820)

(continues on next page)

See notes to financial statements.

38

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	USAA Short-Term Bond Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
Share Transactions:
Fund Shares
Issued	21,376	25,391
Reinvested	3,383	3,351
Redeemed	(39,623)	(33,004)
Total Fund Shares	(14,864)	(4,262)
Institutional Shares
Issued	35,367	46,093
Reinvested	5,752	5,894
Redeemed	(47,767)	(77,547)
Total Institutional Shares	(6,648)	(25,560)
Class A shares
Issued	238	296
Reinvested	18	23
Redeemed	(700)	(1,207)
Total Class A shares	(444)	(888)
Class R6 Shares
Issued	357	24
Reinvested	8	1
Redeemed	(102)	— (a)
Total Class R6 Shares	263	25
Change in Shares	(21,693)	(30,685)

(a)  Represents less than 500 shares.

See notes to financial statements.

39

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Short-Term Bond Fund
Fund Shares
Year Ended July 31, 2020	$9.21	0.26	(d)	0.08	0.34	(0.26)	—	(e)
Year Ended July 31, 2019	$9.06	0.24		0.15	0.39	(0.24)	—	(e)
Year Ended July 31, 2018	$9.21	0.20		(0.15)	0.05	(0.20)	—	(e)
Year Ended July 31, 2017	$9.20	0.17		0.01	0.18	(0.17)	—
Year Ended July 31, 2016	$9.15	0.16		0.05	0.21	(0.16)	—
Institutional Shares
Year Ended July 31, 2020	$9.20	0.27	(d)	0.09	0.36	(0.27)	—	(e)
Year Ended July 31, 2019	$9.06	0.25		0.14	0.39	(0.25)	—	(e)
Year Ended July 31, 2018	$9.21	0.21		(0.15)	0.06	(0.21)	—	(e)
Year Ended July 31, 2017	$9.20	0.18		0.01	0.19	(0.18)	—
Year Ended July 31, 2016	$9.15	0.17		0.05	0.22	(0.17)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Amount is less than $0.005 per share.

See notes to financial statements.

40

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*,(a)	Net Expenses^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Short-Term Bond Fund
Fund Shares
Year Ended July 31, 2020	(0.26)	$9.29	3.79%	0.52%	2.82%	0.52%	$1,040,688	66%
Year Ended July 31, 2019	(0.24)	$9.21	4.43%	0.57%	2.68%	0.57%	$1,167,973	48%
Year Ended July 31, 2018	(0.20)	$9.06	0.54%	0.59%	2.18%	0.59%	$1,188,259	39%
Year Ended July 31, 2017	(0.17)	$9.21	2.02%	0.63%	1.90%	0.63%	$1,301,428	31%
Year Ended July 31, 2016	(0.16)	$9.20	2.34%	0.61%	1.76%	0.61%	$1,400,054	22%
Institutional Shares
Year Ended July 31, 2020	(0.27)	$9.29	4.01%	0.42%	2.92%	0.42%	$1,777,916	66%
Year Ended July 31, 2019	(0.25)	$9.20	4.42%	0.47%	2.78%	0.47%	$1,822,756	48%
Year Ended July 31, 2018	(0.21)	$9.06	0.65%	0.48%	2.29%	0.48%	$2,025,651	39%
Year Ended July 31, 2017	(0.18)	$9.21	2.13%	0.53%	2.00%	0.53%	$1,954,307	31%
Year Ended July 31, 2016	(0.17)	$9.20	2.44%	0.51%	1.87%	0.51%	$1,942,385	22%
(continues on next page)

See notes to financial statements.

41

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period  (continued)

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Short-Term Bond Fund
Class A shares
Year Ended July 31, 2020	$9.21	0.24	(d)	0.08	0.32	(0.24)	—	(e)
Year Ended July 31, 2019	$9.06	0.22		0.15	0.37	(0.22)	—	(e)
Year Ended July 31, 2018	$9.21	0.18		(0.15)	0.03	(0.18)	—	(e)
Year Ended July 31, 2017	$9.20	0.16		0.01	0.17	(0.16)	—
Year Ended July 31, 2016	$9.15	0.14		0.05	0.19	(0.14)	—
Class R6 Shares
Year Ended July 31, 2020	$9.21	0.27	(d)	0.09	0.36	(0.27)	—	(e)
Year Ended July 31, 2019	$9.07	0.26		0.14	0.40	(0.26)	—	(e)
Year Ended July 31, 2018	$9.21	0.22		(0.14)	0.08	(0.22)	—	(e)
December 1, 2016 (f) through July 31, 2017	$9.12	0.13		0.09	0.22	(0.13)	—

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Not annualized for periods less than one year.

(b)  Annualized for periods less than one year.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)  Per share net investment income (loss) has been calculated using the average daily shares method.

(e)  Amount is less than $0.005 per share.

(f)  Commencement of operations.

See notes to financial statements.

42

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*,(a)	Net Expenses^(b)	Net Investment Income (Loss)(b)	Gross Expenses(b)	Net Assets, End of Period (000's)	Portfolio Turnover(a)(c)
USAA Short-Term Bond Fund
Class A shares
Year Ended July 31, 2020	(0.24)	$9.29	3.58%	0.73%	2.61%	0.74%	$11,236	66%
Year Ended July 31, 2019	(0.22)	$9.21	4.17%	0.82%	2.43%	0.82%	$15,222	48%
Year Ended July 31, 2018	(0.18)	$9.06	0.38%	0.74%	2.02%	0.74%	$23,030	39%
Year Ended July 31, 2017	(0.16)	$9.21	1.82%	0.82%	1.70%	0.82%	$21,532	31%
Year Ended July 31, 2016	(0.14)	$9.20	2.08%	0.86%	1.52%	0.86%	$12,747	22%
Class R6 Shares
Year Ended July 31, 2020	(0.27)	$9.30	4.04%	0.39%	2.96%	0.45%	$7,950	66%
Year Ended July 31, 2019	(0.26)	$9.21	4.50%	0.39%	2.86%	0.71%	$5,456	48%
Year Ended July 31, 2018	(0.22)	$9.07	0.85%	0.39%	2.38%	0.67%	$5,142	39%
December 1, 2016 (f) through July 31, 2017	(0.13)	$9.21	2.43%	0.39%	2.14%	1.02%	$5,129	31%

See notes to financial statements.

43

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Short-Term Bond Fund (the "Fund"). The Fund offers four classes of shares: Fund Shares, Institutional Shares, Class A* shares, and R6 Shares. The Fund is classified as diversified under the 1940 Act.

* Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A shares and became subject to a front-end sales charge.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

44

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers, along with corporate and municipal securities, including short-term investments maturing in 60 days or less, may be valued using evaluated bid or the last sales price to price securities by dealers or an independent pricing service approved by the Board. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$620,563	$—	$620,563
Collateralized Mortgage Obligations	—	241,170	—	241,170
Preferred Stocks	5,400	—	5,250	10,650
Convertible Corporate Bond	—	16,393	—	16,393
Senior Secured Loans	—	8,510	—	8,510
Corporate Bonds	—	1,269,251	—	1,269,251
Yankee Dollars	—	308,560	—	308,560
Municipal Bonds	—	217,364	—	217,364
U.S. Government Agency Mortgages	—	20,807	—	20,807
U.S. Treasury Obligations	—	20,825	—	20,825
Commercial Paper	—	93,933	—	93,933
Collateral for Securities Loaned	42,349	—	—	42,349
Total	$47,749	$2,817,376	$5,250	$2,870,375
Other Financial Investments^:
Assets:
Future Contracts	$220	$—	$—	$220
Total	$220	$—	$—	$220

^  Futures Contracts are valued at the unrealized appreciation (depreciation) on the investment.

For the year ended July 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

45

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Securities Purchased on a Delayed-Delivery or When-Issued Basis:

The Fund may purchase securities on a delayed-delivery or when-issued basis. Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery, or when-issued basis, or for delayed draws on loans can take place a month or more after the trade date. At the time the Fund makes the commitment to purchase a security on a delayed-delivery or when-issued basis, the Fund records the transaction and reflects the value of the security in determining NAV. No interest accrues to the Fund until the transaction settles and payment takes place. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for delayed-delivery or when-issued securities. If the Fund owns delayed-delivery or when-issued securities, these values are included in Payable for investments purchased on the accompanying Statement of Assets and Liabilities and the segregated assets are identified on the Schedule of Portfolio Investments.

Municipal Obligations:

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Mortgage- and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage- backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac", respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

46

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Leveraged Loans:

The Fund may invest in leveraged loans, a type of bank loan. Leveraged loans are adjustable-rate bank loans made to companies rated below investment grade. The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as LIBOR and a "spread" above that base interest rate that represents a risk premium to the lending banks and/or other participating investors. Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater "spread" over the base interest rate than other bank loans because they are considered to represent a greater credit risk. Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities. However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

Below Investment Grade Securities:

The Fund may invest in below investment grade securities (i.e. lower-quality, "junk" debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Derivative Instruments:

Futures Contracts:

The Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. The Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Fund is reflected on the Statement of Assets and Liabilities under Deposit with broker for futures contracts During the period ended July 30, 2020, the Fund held futures contracts primarily for managing duration.

47

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statement of Assets and Liabilities, categorized by risk exposure, as of July 31, 2020 (amounts in thousands):

Assets
Variation Margin Receivable on Open Futures Contracts*
Interest Rate Risk Exposure:	$220

*  Includes cumulative appreciation/depreciation of futures contracts as reported on the Schedule of Portfolio Investments. Only current day's variation margin for futures contracts are reported within the Statement of Assets and Liabilities.

The following table presents the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended July 31, 2020 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk Exposure:	$1,619	$220

All open derivative positions at period end are reflected in the Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the Fund's net assets at period end is generally representative of the notional amount of open positions to net assets throughout the period.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand.

Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five

48

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2020:

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$41,124	$—	$42,349

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Cross-Trade Transactions:

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in cross-trades, which are securities transactions with affiliated investment companies and advisory accounts managed by the Adviser and any applicable sub-adviser. Any such purchase or sale transaction must be effected without brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security's last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended July 31, 2020, the Fund engaged in the following securities transactions with affiliated funds, which resulted in the following net realized gains (losses) (amounts in thousands):

Purchases	Sales	Net Realized Gains (Losses)
$16,053	$4,298	$12

49

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$1,797,926	$1,859,571	$31,335	$197,114

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of- funds' annual and semi-annual reports may be viewed at usaa.com. As of July 31, 2020, certain fund-of-funds owned total outstanding shares of the Fund as follows:

USAA Cornerstone Conservative Fund	0.2%
USAA Target Retirement Income Fund	1.6%
USAA Target Retirement 2020 Fund	2.7%
USAA Target Retirement 2030 Fund	2.1%
USAA Target Retirement 2040 Fund	0.8%
USAA Target Retirement 2050 Fund	0.1%
USAA Target Retirement 2060 Fund	0.0%*

*  Amount is less than 0.05%.

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.20% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2020, are reflected on the Statement of Operations as Investment Advisory fees.

Effective July 1, 2019, no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Short Investment Grade Debt Funds Index. The Lipper Short Investment Grade Debt Funds Index tracks the total return performance of each class within the Lipper Short Investment Grade Debt Funds category.

50

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 20 to 50	+/- 4
+/- 51 to 100	+/- 5
+/- 101 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Investment Grade Debt Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020 through July 31, 2020, performance adjustments for Fund Shares, Institutional Shares, Class A shares, and R6 Shares were $(38), $0, $(1), and $0, respectively. For the Fund Shares, Institutional Shares, Class A shares, and R6 Shares, the performance adjustments were less than 0.01% of net assets for all classes.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of- managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2020, the Fund had no subadvisors.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund Shares and Class A shares, 0.10% of average daily net assets of the Institutional Shares, and 0.05% of average daily net assets of the R6 Shares. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting

51

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Agreement. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares, Class A shares, and R6 Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10%, 0.10%, and 0.01%, respectively, of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A shares. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A shares of the Fund. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as 12b-1 fees

In addition, the Distributor is entitled to receive commission on sales of the Class A shares of the Fund. For the fiscal year ended July 31, 2020, the Distributor did not receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2020, the expense limits (excluding voluntary waivers) are 0.53%, 0.43%, 0.73%, and 0.39% for Fund Shares, Institutional Shares, Class A shares, and R6 Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of July 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2020.

Expires July 31, 2022	Expires July 31, 2023	Total
$6	$6	$12

52

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees: (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults: (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The value of a debt security or other income-producing security changes in response to various factors, including, for example, market-related factors (such as changes in interest rates or changes in the risk appetite of investors generally) and changes in the actual or perceived ability of the issuer (or of issuers generally) to meet its (or their) obligations.

Other factors that may affect the value of debt securities, include, among others, public health crises and responses by governments and companies to such crises. These and other events may affect the creditworthiness of the issuer of a debt security and may impair an issuers ability to timely meet its debt obligations as they come due.

The Fund is subject to the risk that the market value of the bonds in its portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. The ability of an issuer of a debt security to repay principal prior to a security's maturity can increase the security's sensitivity to interest rate changes.

Decisions by the U.S. Federal Reserve (also known as the "Fed") regarding interest rate and monetary policy, which can be difficult to predict and sometimes change direction suddenly in response to economic and market events, can have a significant effect on the value of fixed income securities as well as the overall strength of the U.S. economy. Precise interest rate predictions are difficult to make,

53

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions.

The fixed-income securities in the Fund's portfolio are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and/or principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return. All fixed-income securities, varying from the highest quality to the very speculative, have some degree of credit risk.

Many debt securities, derivatives and other financial instruments, including some of the Fund's investments, use the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures. In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate ("SOFR"), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, expecting that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate ("SONIA") in England. In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of UK banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The roughly three-year period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. Transition planning is at an early stage, and neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur before the end of 2021.

7. Borrowing and Interfund Lending:

Line of Credit:

For the year ended July 31, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended July 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2020.

54

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at July 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$4,780	2	1.65%	$5,136

*  For the year ended July 31, 2020, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to declare daily and distribute monthly any net investment income. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The following permanent reclassifications were made between capital accounts to reflect the portion of the payments made to redeeming shareholders that was claimed as a distribution for income tax purposes during the year ended July 31, 2020 (amounts in thousands):

Total accumulated earnings/(loss)	Capital
$(602)	$602

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended July 31, 2020				Year Ended July 31, 2019
Distributions paid from				Distributions paid from
Ordinary Income	Net Long-Term Capital Gains		Total Distributions Paid	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$86,025	$—	(a)	$86,025	$88,600	$476	$89,076

(a)  Less than $1 thousand.

*  Includes short-term realized capital gains, if any, which are taxable as ordinary income.

55

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

As of July 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Earnings	Other Earnings/ (Loss)	Total Unrealized Appreciation (Depreciation)*	Accumulated Earnings (Loss)
$8,144	$4,032	$(127)	$12,049	$14	$37,837	$49,900

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

During the tax year ended July 31, 2020, the Fund utilized $336 (in thousands) of long-term capital loss carryforwards.

As of July 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,832,538	$68,637	$(30,800)	$37,837

56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Short-Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Short-Term Bond Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2020

57

USAA Mutual Funds Trust	Supplemental Information July 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

58

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

59

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

60

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

61

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, Investment Management Company (IMCO) (September 2009-April 2014); President, Asset Management Company (AMCO) (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA IMCO (since 2009); Chairman of Board of IMCO (since 2013); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

62

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

63

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/20	Actual Ending Account Value 7/31/20	Hypothetical Ending Account Value 7/31/20	Actual Expenses Paid During Period 2/1/20- 7/31/20*	Hypothetical Expenses Paid During Period 2/1/20- 7/31/20*	Annualized Expense Ratio During Period 2/1/20- 7/31/20
Fund Shares	$1,000.00	$1,015.50	$1,022.38	$2.51	$2.51	0.50%
Institutional Shares	1,000.00	1,017.10	1,022.77	2.11	2.11	0.42%
Class A shares	1,000.00	1,014.50	1,021.28	3.61	3.62	0.72%
Class R6 Shares	1,000.00	1,017.20	1,022.92	1.96	1.96	0.39%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

64

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2020 (amounts in thousands):

Short-Term Capital Gains Distributions	Long-Term Capital Gains Distributions(a)
$813	$603

(a)  Pursuant to Section 852 of the Internal Revenue Code.

65

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Liquidity Risk Management Program

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital") as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

66

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

23425-0920

JULY 31, 2020

Annual Report

USAA Small Cap Stock Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	3
Investment Overview (Unaudited)	6
Investment Objective & Portfolio Holdings (Unaudited)	7
Financial Statements
Schedule of Portfolio Investments	8
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	36
Supplemental Information	37
Trustees' and Officers' Information	37
Proxy Voting and Portfolio Holdings Information	43
Expense Examples	43
Additional Federal Income Tax Information	44
Liquidity Risk Management Program	45
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem pedestrian given what we would experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic forecasts moot, but it also roiled stock and bond markets everywhere. It also brought the economy to a near halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on July 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (July 31, 2020) at approximately 3,271, which was up 8.9% from one year ago. Quite the impressive reversal.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of sheltering in place. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving fixed income liquidity and trading. Credit spreads across corporate, high yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.02% at the beginning of our reporting period to approximately 0.55% as of July 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to analyze the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be a guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 235-8396.

Sincerely,

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

2

USAA Mutual Funds Trust

USAA Small Cap Stock Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA  Wasif A. Latif

Munder Capital Management, A Victory Capital Investment Franchise

Tony Y. Dong, CFA  Robert E. Crosby
Robert Glise, CFA  Gavin Hayman, CFA
Brian S. Matuszak, CFA  Sean D. Wright, CFA

RS Investments Value, A Victory Capital Investment Franchise

Robert J. Harris  Tyler Dan II, CFA
Joseph Mainelli

Wellington Management Company LLP

Timothy J. McCormack, CFA  Shaun F. Pedersen
Edmond C. Griffin, CFA

Granahan Investment Management, Inc.

Gary C. Hatton, CFA  Jennifer M. Pawloski
Andrew L. Beja, CFA  David M. Rose, CFA
Jeffrey A. Harrison, CFA

ClariVest Asset Management LLC*

Todd Wolter, CFA  Michael Waterman, CFA

•  What were the market conditions over the reporting period?

The U.S. stock market generated solid gains for the reporting period overall. Growth stocks significantly outperformed value stocks, while large-cap stocks outpaced small-cap stocks.

Global financial market performance varied widely over the period driven by optimism of continued economic recovery followed by the novel coronavirus ("COVID-19") shock and uncertainty related to the duration and economic impact of the COVID-19 pandemic. These fears generally led to a "risk-off" environment as investors flocked to safe haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening. The U.S. large-cap growth space, led by information technology and communication services continued to outperform in the face of the economic threat as they were perceived as "stay-at-home stocks" that would further benefit from economic activity from homes.

*Effective June 30, 2020, ClariVest Asset Management LLC is no longer a subadviser to the Fund and has been replaced by RS Investments Value.

3

USAA Mutual Funds Trust

USAA Small Cap Stock Fund (continued)

Managers' Commentary (continued)

Within the United States, the S&P 500® Index dropped nearly 34% at the end of the reporting period from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with optimism that a COVID-19 treatment will eventually emerge. Over the reporting period, the S&P 500 Index retuned 11.96%, with large-cap growth stocks leading the way, up to a return of 29.84% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks significantly underperformed growth stocks over the period. U.S. large-cap value stocks were down to a return of -6.01% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, returned -4.59% as represented by the Russell 2000 Index.

Developed-market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the year's losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -1.67%, while the MSCI Emerging Markets Index returned 6.55%.

•  How did the USAA Small Cap Stock Fund (the "Fund") perform during the reporting period?

The Fund has two share classes: Fund Shares and Institutional Shares. For the reporting period ended July 31, 2020, the Fund Shares and Institutional Shares had total returns of -2.21% and -2.08%, respectively. This compares to returns of -4.59% for the Russell 2000® Index (the "Index"), -8.68% for the S&P SmallCap 600® Index, and -9.44% for the Lipper Small-Cap Core Funds Index.

Victory Capital Management Inc. is the Fund's investment adviser and employs dedicated resources to support the research, selection, and monitoring of the Fund's subadvisers. Wellington Management Company LLP ("Wellington Management"), Granahan Investment Management, Inc., ("GIMI"), and ClariVest Asset Management LLC ("ClariVest") are subadvisers to the Fund. The subadvisers each provide day-to-day discretionary management for a portion of the Fund's assets.

•  What strategies did you employ during the reporting period?

For the reporting period end July 31, 2020, the Fund outperformed the Index as stock selection significantly contributed to performance while sector allocation was a detractor from performance versus the Russell 2000 Growth Index. In terms of allocation, the Fund's overweight positions to the information technology and underweight positions to real estate helped performance. On the other hand, the Fund's underweight positions in

4

USAA Mutual Funds Trust

USAA Small Cap Stock Fund (continued)

Managers' Commentary (continued)

healthcare and consumer discretionary as well as overweight allocations to energy and financials detracted from Fund performance.

Stock selection within the healthcare, information technology, communication services and energy contributed to fund performance, whereas it was a detractor in industrials, utilities and consumer staples.

Thank you for allowing us to assist you with your investment needs.

5

USAA Mutual Funds Trust

USAA Small Cap Stock Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2020

	Fund Shares	Institutional Shares
INCEPTION DATE	8/2/99	8/1/08
	Net Asset Value	Net Asset Value	Russell 2000® Index[1]	S&P SmallCap 600 Index[2]	Lipper Small-Cap Core Funds Index[3]
One Year	–2.21%	–2.08%	–4.59%	–8.68%	–9.44%
Five Year	5.04%	5.17%	5.10%	5.50%	4.33%
Ten Year	9.59%	9.82%	10.06%	11.00%	9.22%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Small Cap Stock Fund — Growth of $10,000

1 The unmanaged Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

2 The unmanaged S&P SmallCap 600® Index is a market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

3 The unmanaged Lipper Small-Cap Core Funds Index tracks the total return performance of funds within the Lipper Small-Cap Core Funds category.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

USAA Mutual Funds Trust USAA Small Cap Stock Fund	July 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The USAA Small Cap Stock Fund seeks long-term growth of capital.

Sector Allocation*:

July 31, 2020

(% of Net Assets)

*Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

7

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.3%)
Communication Services (2.2%):
ANGI Homeservices, Inc. Class A (a) (b)	12,600	$199
Cogent Communications Holdings, Inc.	9,035	814
EverQuote, Inc. Class A (a)	10,615	577
Gray Television, Inc. (a)	204,314	2,931
IAC/Interactive Corp. (a)	2,700	358
Iridium Communications, Inc. (a)	46,360	1,270
Madison Square Garden Sports Corp. (a)	2,010	309
Meredith Corp. (b)	96,060	1,379
MSG Networks, Inc. Class A (a) (b)	33,836	322
Sinclair Broadcast Group, Inc. Class A (b)	82,605	1,702
TechTarget, Inc. (a)	71,400	2,591
TEGNA, Inc.	210,527	2,480
Vonage Holdings Corp. (a)	674,164	8,056
World Wrestling Entertainment, Inc. Class A	41,820	1,949
		24,937
Consumer Discretionary (10.3%):
Aaron's, Inc.	150,053	7,829
Afya Ltd. Class A (a)	89,210	2,333
Bright Horizons Family Solutions, Inc. (a)	30,405	3,261
Burlington Stores, Inc. (a)	8,132	1,529
Carter's, Inc.	5,870	462
Cavco Industries, Inc. (a)	8,881	1,779
Chegg, Inc. (a)	65,650	5,315
Chewy, Inc. Class A (a) (b)	27,782	1,458
Cooper Tire & Rubber Co.	79,814	2,479
Cracker Barrel Old Country Store, Inc.	21,401	2,364
Dana, Inc.	246,145	2,813
Deckers Outdoor Corp. (a)	17,792	3,723
Designer Brands, Inc. Class A	218,483	1,291
Etsy, Inc. (a)	37,831	4,478
Five Below, Inc. (a) (b)	15,949	1,737
GAN Ltd. (a)	30,369	588
Gentherm, Inc. (a)	36,550	1,417
G-III Apparel Group Ltd. (a)	72,248	715
Group 1 Automotive, Inc.	24,058	2,021
Helen of Troy Ltd. (a)	6,393	1,203
Johnson Outdoors, Inc. Class A	4,002	350
KB Home	102,307	3,442
Kontoor Brands, Inc.	65,820	1,261
Levi Strauss & Co. Class A (b)	143,805	1,749
Lithia Motors, Inc. Class A (b)	15,301	3,506
Magnite, Inc. (a)	1,162,492	6,982
Marine Products Corp.	70,790	909
MarineMax, Inc. (a)	12,028	334
Monro, Inc. (b)	14,090	793
Motorcar Parts of America, Inc. (a)	29,069	484
Murphy USA, Inc. (a)	42,026	5,565

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Nordstrom, Inc. (b)	80,958	$1,108
OneSpaWorld Holdings Ltd. (b)	54,937	305
Penn National Gaming, Inc. (a) (b)	124,544	4,216
Penske Automotive Group, Inc.	42,490	1,904
Purple Innovation, Inc. (a)	104,590	2,549
RumbleON, Inc. Class B (a)	4,880	106
Ruth's Hospitality Group, Inc.	188,953	1,265
ServiceMaster Global Holdings, Inc. (a)	15,060	616
Skyline Champion Corp. (a)	73,707	2,081
Sonic Automotive, Inc. Class A	107,097	4,083
Steven Madden Ltd.	158,739	3,362
Strategic Education, Inc.	5,451	688
Taylor Morrison Home Corp. Class A (a)	40,410	948
The Children's Place, Inc. (b)	41,502	1,013
The Michaels Cos., Inc. (a) (b)	321,003	2,305
The ODP Corp.	71,615	1,581
TopBuild Corp. (a) (b)	27,656	3,648
Tractor Supply Co.	11,750	1,677
TRI Pointe Group, Inc. (a)	382,067	6,387
Vail Resorts, Inc.	15,500	2,976
Wolverine World Wide, Inc.	32,420	779
Wyndham Hotels & Resorts, Inc.	16,010	707
Zumiez, Inc. (a)	20,950	484
		118,958
Consumer Staples (2.8%):
Albertsons Cos., Inc. Class A (a) (b)	69,402	1,031
B&G Foods, Inc. (b)	42,146	1,218
C&C Group PLC	389,134	1,176
Cal-Maine Foods, Inc. (a)	29,126	1,280
Cranswick PLC	40,365	1,880
Edgewell Personal Care Co. (a)	57,956	1,732
Grocery Outlet Holding Corp. (a)	49,078	2,159
Hostess Brands, Inc. (a)	262,772	3,333
J&J Snack Foods Corp.	12,939	1,593
Medifast, Inc.	14,297	2,390
Nomad Foods Ltd. (a)	61,850	1,426
Performance Food Group Co. (a)	67,928	1,903
Spectrum Brands Holdings, Inc.	48,240	2,613
TreeHouse Foods, Inc. (a)	35,200	1,542
United Natural Foods, Inc. (a)	87,083	1,729
Universal Corp.	40,301	1,699
WD-40 Co. (b)	14,709	2,891
		31,595
Energy (2.5%):
Arch Resources, Inc. (a)	31,001	962
Bristow Group, Inc. (a)	99,692	1,596
Cactus, Inc. Class A	40,610	919
CONSOL Energy, Inc. (a)	42,792	252

See notes to financial statements.

9

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
CVR Energy, Inc.	87,822	$1,686
Delek U.S. Holdings, Inc.	163,866	2,864
Dorian LPG Ltd. (a)	134,385	1,148
Dril-Quip, Inc. (a) (b)	20,968	698
Helmerich & Payne, Inc.	20,950	374
Kosmos Energy Ltd.	380,670	613
Magnolia Oil & Gas Corp. Class A (a)	503,986	3,014
Parsley Energy, Inc. Class A	91,386	1,003
Peabody Energy Corp.	211,377	659
Renewable Energy Group, Inc. (a) (b)	63,353	1,747
REX American Resources Corp. (a)	17,559	1,197
Ring Energy, Inc. (a) (b)	230,373	253
Scorpio Tankers, Inc. (b)	104,049	1,376
SEACOR Holdings, Inc. (a)	93,198	2,709
SEACOR Marine Holdings, Inc. (a) (b)	124,365	306
Southwestern Energy Co. (a) (b)	1,535,487	3,732
Talos Energy, Inc. (a) (b)	53,709	366
World Fuel Services Corp.	35,335	831
		28,305
Financials (16.7%):
1st Source Corp.	124,846	4,135
Alleghany Corp.	4,040	2,110
Amerant Bancorp, Inc. (a)	48,586	649
American Equity Investment Life Holding Co.	82,982	2,112
Ameris Bancorp	15,180	350
AMERISAFE, Inc.	19,472	1,236
Apollo Commercial Real Estate Finance, Inc.	116,908	1,087
Argo Group International Holdings Ltd.	29,772	998
Associated Bancorp	59,060	758
Atlantic Union Bankshares Corp.	64,760	1,462
Banc of California, Inc.	140,104	1,502
Banco Latinoamericano Comercio Exterior SA Class E	31,517	368
BGC Partners, Inc. Class A	442,808	1,227
Blackstone Mortgage Trust, Inc. Class A (b)	77,448	1,864
Boston Private Financial Holdings, Inc.	143,304	843
Brightsphere Investment Group	180,526	2,426
Cathay General Bancorp	275,722	6,668
Central Pacific Financial Corp.	77,910	1,212
Chimera Investment Corp.	107,907	970
CNO Financial Group, Inc.	250,600	3,783
Columbia Banking System, Inc.	35,060	1,014
Community Bank System, Inc.	57,554	3,236
ConnectOne Bancorp, Inc. Class A	41,442	571
Customers Bancorp, Inc. Class A (a)	62,748	744
eHealth, Inc. (a)	12,968	897
Encore Capital Group, Inc. (a) (b)	64,103	2,341
Enova International, Inc. (a)	87,670	1,411
FBL Financial Group, Inc. Class A	3,164	110
First Bancorp, Inc.	326,683	1,777
First Busey Corp.	181,331	3,101

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
First Financial Corp. Class A	22,984	$768
First Midwest Bancorp, Inc.	136,854	1,661
Flushing Financial Corp.	266,647	2,954
FNB Corp.	66,500	493
Fulton Financial Corp. (b)	379,533	3,681
Globe Life, Inc.	21,030	1,674
Gohealth, Inc. Class A (a) (b)	17,625	313
Great Western Bancorp, Inc.	193,635	2,517
Hancock Whitney Corp.	157,325	2,998
Hanmi Financial Corp.	67,519	623
HBT Financial, Inc.	82,275	989
Hope Bancorp, Inc.	275,468	2,322
Independent Bank Corp.	11,490	741
International Bancshares Corp.	256,214	7,795
Invesco Mortgage Capital, Inc.	4,536	14
Investors Bancorp, Inc.	140,350	1,140
James River Group Holdings Ltd.	97,120	4,499
Kemper Corp.	44,833	3,520
Kinsale Capital Group, Inc. (b)	13,666	2,664
Lakeland Financial Corp.	47,429	2,099
Lemonade, Inc. (a)	4,754	277
Meridian Bancorp, Inc.	77,370	882
MFA Financial, Inc.	255,117	671
Morningstar, Inc.	14,746	2,478
National General Holdings Corp.	103,559	3,520
NBT Bancorp, Inc.	68,353	2,036
Northwest Bancshares, Inc.	266,829	2,628
OFG Bancorp	109,912	1,438
Oppenheimer Holdings, Inc. Class A	39,223	831
Park National Corp.	26,966	2,313
PCSB Financial Corp.	32,310	359
Pennymac Mortgage Investment Trust (b)	116,475	2,196
Pinnacle Financial Partners, Inc.	24,490	970
Piper Sandler Cos.	32,571	2,016
Preferred Bank	59,800	2,228
Primerica, Inc.	19,751	2,364
ProAssurance Corp.	51,906	763
Provident Financial Services, Inc.	132,123	1,803
Radian Group, Inc.	468,327	6,988
Redwood Trust, Inc. (b)	205,565	1,466
S&T Bancorp, Inc.	61,483	1,322
Safety Insurance Group, Inc.	25,190	1,906
Selective Insurance Group, Inc.	47,640	2,589
Selectquote, Inc. (a)	8,077	144
ServisFirst Bancshares, Inc.	98,145	3,591
SLM Corp.	132,906	900
Solar Capital Ltd.	194,024	3,137
South State Corp.	15,434	736
Southside Bancshares, Inc.	45,942	1,273
Stewart Information Services Corp.	55,690	2,336

See notes to financial statements.

11

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Stifel Financial Corp.	75,845	$3,678
Stock Yards Bancorp, Inc.	8,718	341
Synovus Financial Corp.	108,854	2,194
TCF Financial Corp.	29,090	800
Texas Capital Bancshares, Inc. (a)	102,017	3,389
TFS Financial Corp.	66,370	961
The Bank of NT Butterfield & Son Ltd.	163,088	4,245
The Hanover Insurance Group, Inc.	24,320	2,478
Tompkins Financial Corp. (c)	29,576	1,909
Tradeweb Markets, Inc. Class A	40,859	2,209
TrustCo Bank Corp.	184,318	1,067
Trustmark Corp. (b)	89,750	2,021
Two Harbors Investment Corp. (b)	154,010	836
UMB Financial Corp.	56,151	2,796
Umpqua Holdings Corp.	35,510	385
Universal Insurance Holdings, Inc.	77,298	1,353
Waddell & Reed Financial, Inc. Class A (b)	71,700	1,046
Walker & Dunlop, Inc.	101,364	5,110
Washington Federal, Inc.	153,709	3,588
White Mountains Insurance Group Ltd.	1,580	1,391
World Acceptance Corp. (a) (b)	9,176	682
		193,067
Health Care (16.1%):
1Life Healthcare, Inc. (a) (b)	7,270	215
ABIOMED, Inc. (a)	4,662	1,398
Acceleron Pharma, Inc. (a)	17,465	1,732
Adaptive Biotechnologies Corp. (a)	16,725	624
ADC Therapeutics SA (a) (b)	18,458	858
Aerie Pharmaceuticals, Inc. (a) (b)	90,225	1,043
Akero Therapeutics, Inc. (a)	22,234	781
Akouos, Inc. (a)	10,660	208
Allscripts Healthcare Solutions, Inc. (a)	230,535	2,075
Amedisys, Inc. (a)	21,230	4,971
AMN Healthcare Services, Inc. (a)	9,733	535
Annexon, Inc. (a) (b) (c)	9,561	174
Aprea Therapeutics, Inc. (a) (b)	14,160	388
Argenx SE, ADR (a)	16,447	3,785
Arrowhead Pharmaceuticals, Inc. (a)	30,378	1,308
Athenex, Inc. (a)	29,336	311
Athersys, Inc. (a) (b)	161,011	412
Atreca, Inc. Class A (a) (b)	25,419	329
AtriCure, Inc. (a)	21,600	881
Aurinia Pharmaceuticals, Inc. (a)	134,872	1,907
Autolus Therapeutics PLC, ADR (a)	43,800	578
Avidity Biosciences, Inc. (a)	19,782	558
Beam Therapeutics, Inc. (a) (b)	46,622	901
Berkeley Lights, Inc. (a)	13,374	802
Bicycle Therapeutics PLC, ADR (a) (b)	40,058	633
BioCryst Pharmaceuticals, Inc. (a)	182,297	742
BioMarin Pharmaceutical, Inc. (a)	4,448	533

See notes to financial statements.

12

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Biomerica, Inc. (a) (b)	37,500	$342
Black Diamond Therapeutics, Inc. (a) (b)	6,994	195
bluebird bio, Inc. (a)	10,997	668
Blueprint Medicines Corp. (a)	32,550	2,382
Cabaletta Bio, Inc. (a)	49,374	564
Cara Therapeutics, Inc. (a) (b)	34,545	568
Cardiovascular Systems, Inc. (a)	37,976	1,158
Castle Biosciences, Inc. (a) (b)	98,587	3,817
Cellectis SA, ADR (a) (b)	10,154	159
Centogene NV (a)	57,630	732
Cerus Corp. (a)	110,632	789
Collegium Pharmaceutical, Inc. (a)	25,773	407
CONMED Corp. (b)	18,298	1,510
Cortexyme, Inc. (a)	6,738	269
CRISPR Therapeutics AG (a)	10,912	933
CryoPort, Inc. (a) (b)	102,450	3,395
Cymabay Therapeutics, Inc. (a) (b)	51,885	184
CytomX Therapeutics, Inc. (a)	29,523	207
CytoSorbents Corp. (a) (b)	301,543	2,887
Deciphera Pharmaceuticals, Inc. (a)	21,454	995
Dicerna Pharmaceuticals, Inc. (a)	35,333	760
Dynavax Technologies Corp. (a) (b)	101,166	820
Editas Medicine, Inc. (a)	16,200	476
Emergent BioSolutions, Inc. (a)	30,273	3,368
Enanta Pharmaceuticals, Inc. (a)	24,804	1,137
Epizyme, Inc. (a)	39,100	541
Esperion Therapeutics, Inc. (a) (b)	61,807	2,326
Evolent Health, Inc. Class A (a) (b)	352,111	4,102
Exact Sciences Corp. (a)	20,950	1,985
Fennec Pharmaceuticals, Inc. (a) (b)	103,113	871
Flexion Therapeutics, Inc. (a) (b)	145,908	1,980
Fusion Pharmaceuticals, Inc. (a) (b)	68,552	943
Gamida Cell Ltd. (a) (b)	135,337	543
Generation Bio Co. (a)	18,731	368
Genetron Holdings Ltd., ADR (a)	86,776	1,241
Guardant Health, Inc. (a)	16,199	1,380
Haemonetics Corp. (a)	24,896	2,182
Halozyme Therapeutics, Inc. (a)	95,103	2,586
Health Catalyst, Inc. (a) (b)	38,900	1,358
HealthEquity, Inc. (a)	75,861	3,911
HMS Holdings Corp. (a)	35,570	1,156
Horizon Therapeutics PLC (a)	15,604	955
Immunomedics, Inc. (a)	73,179	3,090
Inari Medical, Inc. (a)	695	39
Insmed, Inc. (a)	100,576	2,627
Insulet Corp. (a)	11,293	2,297
Intellia Therapeutics, Inc. (a) (b)	7,900	141
Intercept Pharmaceuticals, Inc. (a)	5,717	261
Iovance Biotherapeutics, Inc. (a)	39,481	1,148
Jounce Therapeutics, Inc. (a)	45,112	207

See notes to financial statements.

13

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Karyopharm Therapeutics, Inc. (a)	146,200	$2,347
Lantheus Holdings, Inc. (a)	82,650	1,114
Ligand Pharmaceuticals, Inc. (a) (b)	13,537	1,586
LivaNova PLC (a)	52,033	2,422
MacroGenics, Inc. (a)	19,868	505
Medpace Holdings, Inc. (a) (b)	27,388	3,269
Merit Medical Systems, Inc. (a)	33,206	1,485
NanoString Technologies, Inc. (a) (b)	26,878	971
Natera, Inc. (a)	37,758	1,813
Natus Medical, Inc. (a)	34,755	646
Neogen Corp. (a)	18,337	1,408
NeoGenomics, Inc. (a)	58,788	2,247
Neurocrine Biosciences, Inc. (a)	5,310	639
NextCure, Inc. (a)	33,211	296
Novavax, Inc. (a)	7,350	1,052
Novocure Ltd. (a)	17,631	1,336
Nupathe, Inc. (a) (c) (d)	133,709	—
Nurix Therapeutics, Inc. (a) (c)	9,561	185
Omnicell, Inc. (a)	27,387	1,925
Orchard Therapeutics PLC, ADR (a)	88,862	457
Organogenesis Holdings, Inc. (a)	306,146	1,127
Orthopediatrics Corp. (a)	87,613	3,696
Oxford Immunotec Global PLC (a)	67,367	881
Oyster Point Pharma, Inc. (a)	6,583	147
Pacira BioSciences, Inc. (a)	92,776	4,881
Passage Bio, Inc. (a)	20,592	322
PolyPid Ltd. (a) (b)	117,985	1,649
Quanterix Corp. (a)	97,874	3,162
Quidel Corp. (a)	20,950	5,918
RadNet, Inc. (a)	52,036	827
Reata Pharmaceuticals, Inc. Class A (a) (b)	11,564	1,708
Relay Therapeutics, Inc. (a)	693	25
Repligen Corp. (a)	53,894	8,133
Sangamo Therapeutics, Inc. (a) (b)	10,800	117
Schrodinger, Inc. (a) (b)	3,469	251
SI-BONE, Inc. (a)	82,117	1,404
Silk Road Medical, Inc. (a)	44,937	2,088
Stoke Therapeutics, Inc. (a)	19,050	480
Sutro Biopharma, Inc. (a)	39,095	304
Syneos Health, Inc. (a)	61,467	3,835
TCR2 Therapeutics, Inc. (a)	51,703	866
Tenet Healthcare Corp. (a)	120,530	3,187
TG Therapeutics, Inc. (a)	37,356	731
Turning Point Therapeutics, Inc. (a)	24,334	1,441
Vapotherm, Inc. (a)	5,534	289
Vaxcyte, Inc. (a)	2,082	65
Veracyte, Inc. (a) (b)	207,584	7,405
Vericel Corp. (a)	382,248	6,303
Viking Therapeutics, Inc. (a) (b)	97,264	683
Xencor, Inc. (a)	29,654	892

See notes to financial statements.

14

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Xenon Pharmaceuticals, Inc. (a)	88,219	$964
Zai Lab Ltd., ADR (a)	18,027	1,372
		186,498
Industrials (16.8%):
ACCO Brands Corp.	488,808	3,187
Albany International Corp.	14,569	700
Altra Industrial Motion Corp.	19,860	680
American Woodmark Corp. (a)	44,650	3,599
Apogee Enterprises, Inc.	74,373	1,606
Applied Industrial Technologies, Inc.	7,480	472
Argan, Inc.	4,750	204
ASGN, Inc. (a)	97,284	6,661
Atkore International Group, Inc. (a)	135,301	3,609
Atlas Air Worldwide Holdings, Inc. (a) (b)	75,164	3,914
Avis Budget Group, Inc. (a)	90,868	2,353
Axon Enterprise, Inc. (a)	42,574	3,538
Beacon Roofing Supply, Inc. (a)	72,401	2,256
Brady Corp. Class A	43,403	1,995
Brightview Holdings, Inc. (a)	99,164	1,202
BWX Technologies, Inc.	23,236	1,267
Casella Waste Systems, Inc. (a)	111,515	6,179
CBIZ, Inc. (a) (b)	41,930	1,014
Chart Industries, Inc. (a)	72,212	4,949
Cimpress PLC (a)	16,895	1,690
Columbus McKinnon Corp.	97,601	3,234
Comfort Systems USA, Inc.	45,255	2,250
Construction Partners, Inc. Class A (a) (b)	98,692	1,633
Crane Co.	14,050	795
Deluxe Corp.	65,106	1,838
Douglas Dynamics, Inc.	35,251	1,246
EMCOR Group, Inc.	62,673	4,293
Enphase Energy, Inc. (a)	150,636	9,091
EnPro Industries, Inc.	34,086	1,627
ESCO Technologies, Inc.	29,782	2,559
Finning International, Inc.	55,130	786
Forrester Research, Inc. (a)	95,987	3,370
Forward Air Corp. (b)	55,253	2,873
Franklin Electric Co., Inc. (b)	38,081	2,058
GATX Corp. (b)	28,768	1,755
GMS, Inc. (a)	136,509	3,198
Hexcel Corp.	29,290	1,093
Hillenbrand, Inc.	66,378	1,940
Hudson Technologies, Inc. (a)	229,272	245
Huron Consulting Group, Inc. (a)	47,933	2,287
ICF International, Inc.	23,899	1,616
Insperity, Inc.	16,438	1,099
Kaman Corp.	26,065	1,029
Kelly Services, Inc. Class A	88,000	1,303
Kornit Digital Ltd. (a)	137,351	7,361
Kratos Defense & Security Solutions, Inc. (a)	103,548	1,865
See notes to financial statements.

15

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Luxfer Holdings PLC	305,686	$3,882
Marten Transport Ltd.	20,962	558
Masonite International Corp. (a)	48,397	4,083
MasTec, Inc. (a)	115,373	4,590
Matthews International Corp. Class A	49,438	1,068
McGrath RentCorp	16,420	953
Meritor, Inc. (a)	176,758	4,022
Mistras Group, Inc. (a)	111,630	394
Mueller Industries, Inc.	131,506	3,677
Owens Corning, Inc.	26,047	1,575
Parsons Corp. (a)	37,777	1,316
PGT Innovations, Inc. (a)	85,753	1,464
Primoris Services Corp.	192,355	3,084
Proto Labs, Inc. (a) (b)	15,300	1,838
RBC Bearings, Inc. (a)	33,519	4,103
Regal Beloit Corp.	9,000	828
Rexnord Corp.	25,041	725
Rush Enterprises, Inc. Class A	81,575	3,882
Saia, Inc. (a)	11,510	1,375
Simpson Manufacturing Co., Inc.	36,349	3,510
SP Plus Corp. (a)	99,642	1,583
Spirit Airlines, Inc. (a) (b)	88,139	1,393
Steelcase, Inc. Class A	79,676	855
TFI International, Inc.	37,500	1,627
The AZEK Co., Inc. (a)	41,661	1,437
The Greenbrier Cos., Inc.	34,045	876
The Timken Co.	35,360	1,615
Thermon Group Holdings, Inc. (a)	105,210	1,426
Titan Machinery, Inc. (a)	67,078	729
TriMas Corp. (a)	109,960	2,573
TrueBlue, Inc. (a)	108,192	1,669
Tyman PLC	740,978	1,703
UniFirst Corp.	4,450	830
Valmont Industries, Inc.	16,720	2,026
Vicor Corp. (a)	14,479	1,180
VSE Corp.	10,615	299
Wabash National Corp.	133,018	1,515
WESCO International, Inc. (a)	77,096	2,996
WillScot Mobile Mini Holdings Corp. (a)	395,494	5,955
		192,733
Information Technology (19.1%):
2u, Inc. (a) (b)	63,832	3,006
Airgain, Inc. (a) (b)	166,850	2,136
Akoustis Technologies, Inc. (a) (b)	127,100	1,009
Alteryx, Inc. Class A (a) (b)	8,673	1,522
Amkor Technology, Inc. (a) (b)	178,250	2,423
Badger Meter, Inc.	28,091	1,758
Belden, Inc.	142,036	4,488
Benchmark Electronics, Inc.	67,662	1,378
Blackline, Inc. (a)	29,528	2,625

See notes to financial statements.

16

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Box, Inc. Class A (a)	41,868	$752
Brooks Automation, Inc.	100,501	5,472
Ciena Corp. (a)	63,600	3,784
Cirrus Logic, Inc. (a)	90,759	6,220
Cloudera, Inc. (a)	518,386	5,843
Cloudflare, Inc. Class A (a)	52,523	2,186
Coherent, Inc. (a)	9,360	1,299
Coupa Software, Inc. (a)	2,087	640
CSG Systems International, Inc.	54,009	2,275
CTS Corp.	159,091	3,160
CyberArk Software Ltd. (a)	13,820	1,628
Datadog, Inc. Class A (a)	13,557	1,272
Digital Turbine, Inc. (a)	522,740	7,257
Dropbox, Inc. Class A (a)	60,679	1,380
Ebix, Inc. (b)	64,404	1,420
Elastic NV (a)	22,132	2,129
Endava PLC, ADR (a)	23,222	1,199
EPAM Systems, Inc. (a)	4,938	1,432
Euronet Worldwide, Inc. (a)	82,249	7,907
EVERTEC, Inc.	16,620	516
ExlService Holdings, Inc. (a)	12,880	825
Globant SA (a)	20,645	3,571
Inphi Corp. (a)	19,300	2,522
InterDigital, Inc.	46,843	2,812
KBR, Inc.	166,907	3,712
Limelight Networks, Inc. (a)	1,033,413	6,480
LivePerson, Inc. (a)	63,646	2,736
Lumentum Holdings, Inc. (a)	15,148	1,406
Marvell Technology Group Ltd.	26,389	962
MAXIMUS, Inc.	14,509	1,077
Mimecast Ltd. (a) (b)	11,907	559
Monolithic Power Systems, Inc.	7,040	1,866
Napco Security Technologies, Inc. (a)	105,118	2,773
NCR Corp. (a)	67,300	1,240
NeoPhotonics Corp. (a)	119,642	1,090
NetScout Systems, Inc. (a)	91,120	2,320
New Relic, Inc. (a)	38,625	2,739
Nutanix, Inc. Class A (a)	86,179	1,912
Okta, Inc. (a) (b)	8,420	1,861
ON Semiconductor Corp. (a)	85,093	1,753
OneSpan, Inc. (a)	103,150	3,212
Onto Innovation, Inc. (a)	113,129	4,278
OSI Systems, Inc. (a)	28,411	2,016
PagerDuty, Inc. (a)	61,168	1,864
Paycom Software, Inc. (a)	2,821	802
Paylocity Holding Corp. (a)	8,388	1,117
Perficient, Inc. (a)	62,000	2,431
Perspecta, Inc.	46,746	1,000
Ping Identity Holding Corp. (a)	87,801	3,017
Plexus Corp. (a)	13,849	1,029

See notes to financial statements.

17

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Pluralsight, Inc. Class A (a) (b)	155,950	$3,301
Power Integrations, Inc.	13,700	1,672
Proofpoint, Inc. (a)	12,800	1,481
PROS Holdings, Inc. (a)	43,900	1,432
PTC, Inc. (a)	22,800	1,951
Pure Storage, Inc. Class A (a)	238,168	4,254
QAD, Inc. Class A	9,735	385
Qualys, Inc. (a)	21,300	2,630
Radware Ltd. (a)	85,100	2,174
Rambus, Inc. (a)	39,134	578
Rapid7, Inc. (a)	50,100	2,984
RealPage, Inc. (a)	18,215	1,148
Rogers Corp. (a)	4,300	513
Sanmina Corp. (a)	99,103	2,942
Sapiens International Corp. NV (b)	49,496	1,513
Semtech Corp. (a) (b)	60,604	3,377
SharpSpring, Inc. (a) (b)	153,656	1,240
ShotSpotter, Inc. (a) (b)	15,314	353
Silicon Laboratories, Inc. (a)	14,400	1,447
Smartsheet, Inc. Class A (a)	54,356	2,595
Sprout Social, Inc. Class A (a)	15,589	450
SPS Commerce, Inc. (a)	13,011	978
Sykes Enterprises, Inc. (a)	33,456	919
Synaptics, Inc. (a)	53,886	4,312
Talend SA, ADR (a)	76,760	2,713
Teradyne, Inc.	20,300	1,806
The Hackett Group, Inc.	45,621	629
The Trade Desk, Inc. Class A (a) (b)	1,000	451
TransAct Technologies, Inc.	52,174	183
Varonis Systems, Inc. (a) (b)	12,083	1,309
Verint Systems, Inc. (a)	76,730	3,444
Virtusa Corp. (a)	88,022	3,574
Vishay Intertechnology, Inc.	173,198	2,717
Western Digital Corp.	39,050	1,683
WNS Holdings Ltd., ADR (a)	109,881	7,028
Workiva, Inc. (a)	8,550	478
Zix Corp. (a)	458,904	3,265
Zscaler, Inc. (a)	20,190	2,622
		219,629
Materials (3.8%):
Avient Corp.	119,221	2,849
Commercial Metals Co.	80,561	1,666
Element Solutions, Inc. (a)	138,500	1,504
Ferro Corp. (a)	64,914	759
Graphic Packaging Holding Co.	222,640	3,104
Hecla Mining Co.	125,810	694
Ingevity Corp. (a)	9,900	579
Louisiana-Pacific Corp.	172,539	5,464
Materion Corp.	24,158	1,387
Minerals Technologies, Inc.	68,089	3,193

See notes to financial statements.

18

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Neenah, Inc.	37,566	$1,676
Orion Engineered Carbons SA (b)	144,226	1,471
Quaker Chemical Corp. (b)	10,097	1,959
Schweitzer-Mauduit International, Inc.	41,081	1,336
Stepan Co.	20,918	2,284
Summit Materials, Inc. Class A (a)	203,147	2,990
Trinseo SA	111,538	2,420
Verso Corp. Class A	107,529	1,313
Warrior Met Coal, Inc.	207,300	3,300
Worthington Industries, Inc.	105,733	3,957
		43,905
Real Estate (6.4%):
Agree Realty Corp.	14,903	998
Alexander & Baldwin, Inc.	125,590	1,484
Alexander's, Inc.	5,000	1,259
American Assets Trust, Inc.	18,896	510
Brandywine Realty Trust	160,790	1,741
Chatham Lodging Trust	147,658	769
CoreCivic, Inc.	219,245	1,953
CorEnergy Infrastructure Trust, Inc. (b)	58,992	517
Corporate Office Properties Trust	81,645	2,162
DiamondRock Hospitality Co.	313,934	1,450
Easterly Government Properties, Inc.	95,996	2,347
Equity Commonwealth	55,840	1,763
FirstService Corp.	14,273	1,706
Four Corners Property Trust, Inc.	67,170	1,693
Global Medical REIT, Inc.	88,353	1,051
Healthcare Realty Trust, Inc.	43,715	1,281
Industrial Logistics Properties Trust	118,633	2,504
Innovative Industrial Properties, Inc. (b)	9,450	985
Jones Lang LaSalle, Inc.	9,940	983
Kennedy-Wilson Holdings, Inc.	51,940	771
Lexington Realty Trust	581,468	6,745
National Health Investors, Inc.	41,930	2,600
Newmark Group, Inc. Class A	154,544	629
Physicians Realty Trust	188,432	3,400
Piedmont Office Realty Trust, Inc. Class A	121,857	1,975
PotlatchDeltic Corp.	66,297	2,838
QTS Realty Trust, Inc. Class A (b)	27,404	1,972
Retail Opportunity Investments Corp.	220,607	2,398
Rexford Industrial Realty, Inc.	74,241	3,484
RPT Realty	236,977	1,474
Sabra Health Care REIT, Inc.	234,540	3,457
STAG Industrial, Inc.	99,050	3,229
Summit Hotel Properties, Inc.	262,660	1,361
Terreno Realty Corp.	20,186	1,227
The Macerich Co. (b)	445,631	3,400
UMH Properties, Inc.	104,662	1,287
Universal Health Realty Income Trust	17,141	1,193
Urban Edge Properties	179,135	1,877

See notes to financial statements.

19

USAA Mutual Funds Trust USAA Small Cap Stock Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Washington Real Estate Investment Trust	27,440	$614
Xenia Hotels & Resorts, Inc.	225,653	1,796
		74,883
Utilities (2.6%):
ALLETE, Inc.	50,413	2,989
American States Water Co.	41,474	3,189
Avista Corp.	72,109	2,677
Black Hills Corp.	24,390	1,411
New Jersey Resources Corp.	29,668	921
NorthWestern Corp.	175,932	9,899
Otter Tail Corp.	67,043	2,564
Portland General Electric Co.	81,826	3,612
South Jersey Industries, Inc.	32,710	763
Spire, Inc.	26,356	1,626
		29,651
Total Common Stocks (Cost $1,017,594)		1,144,161
Collateral for Securities Loaned^ (5.8%)
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.13% (e)	53,545,954	53,545
HSBC U.S. Government Money Market Fund I Shares, 0.08% (e)	12,017,988	12,018
Invesco Government & Agency Portfolio Institutional Shares, 0.06% (e)	1,140,518	1,141
Total Collateral for Securities Loaned (Cost $66,704)		66,704
Total Investments (Cost $1,084,298) — 105.1%		1,210,865
Liabilities in excess of other assets — (5.1)%		(58,673)
NET ASSETS — 100.00%		$1,152,192

At July 31, 2020 the Fund's investments in foreign securities were 8.4% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of July 31, 2020, illiquid securities were 0.2% of the Fund's net assets.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of the Fund's net assets as of July 31, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2 in the Notes to Financial Statements)

(e)  Rate disclosed is the daily yield on July 31, 2020.

ADR — American Depositary Receipt

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

20

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

	USAA Small Cap Stock Fund
Assets:
Investments, at value (Cost $1,084,298)	$1,210,865	(a)
Cash and cash equivalents	7.156
Receivables:
Interest and dividends	464
Capital shares issued	183
Investments sold	4,712
Reclaims	—	(b)
From Adviser	19
Prepaid expenses	30
Total assets	1,223,429
Liabilities:
Payables:
Collateral received on loaned securities	66,704
Investments purchased	2,571
Capital shares redeemed	744
Accrued expenses and other payables:
Investment advisory fees	872
Administration fees	133
Custodian fees	18
Transfer agent fees	136
Compliance fees	1
Other accrued expenses	58
Total liabilities	71,237
Net Assets:
Capital	1,002,372
Total accumulated earnings/loss	149,820
Net assets	$1,152,192
Net Assets:
Fund Shares	$595,019
Institutional Shares	557,173
Total	$1,152,192
Shares (unlimited number of shares authorized with no par value):
Fund Shares	39,988
Institutional Shares	37,002
Total	76,990
Net asset value, offering and redemption price per share: (c)
Fund Shares	$14.88
Institutional Shares	$15.06

(a)  Includes $63,885 of securities on loan.

(b)  Rounds to less than $1 thousand.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

21

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2020

(Amounts in Thousands)

USAA Small Cap Stock Fund
Investment Income:
Dividends	$19,092
Interest	171
Securities lending (net of fees)	1,146
Foreign tax withholding	(40)
Total Income	20,369
Expenses:
Investment advisory fees	10,744
Administration fees — Fund Shares	947
Administration fees — Institutional Shares	793
Sub-Administration fees	92
Custodian fees	141
Transfer agent fees — Fund Shares	978
Transfer agent fees — Institutional Shares	793
Trustees' fees	46
Compliance fees	10
Legal and audit fees	79
State registration and filing fees	33
Interfund lending fees	1
Other expenses	121
Total Expenses	14,778
Expenses waived/reimbursed by Adviser	(64)
Net Expenses	14,714
Net Investment Income (Loss)	5,655
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	74,639
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(101,502)
Net realized/unrealized gains (losses) on investments	(26,863)
Change in net assets resulting from operations	$(21,208)

See notes to financial statements.

22

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Small Cap Stock Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
From Investments:
Operations:
Net investment income (loss)	$5,655	$10,051
Net realized gains (losses) from investments	74,639	137,832
Net change in unrealized appreciation/depreciation on investments	(101,502)	(184,256)
Change in net assets resulting from operations	(21,208)	(36,373)
Distributions to Shareholders:
Fund Shares	(65,538)	(75,659)
Institutional Shares	(82,906)	(95,199)
Change in net assets resulting from distributions to shareholders	(148,444)	(170,858)
Change in net assets resulting from capital transactions	(277,152)	51,769
Change in net assets	(446,804)	(155,462)
Net Assets:
Beginning of period	1,598,996	1,754,458
End of period	$1,152,192	$1,598,996
Capital Transactions:
Fund Shares
Proceeds from shares issued	$71,874	$79,969
Distributions reinvested	64,623	74,755
Cost of shares redeemed	(151,659)	(124,566)
Total Fund Shares	$(15,162)	$30,158
Institutional Shares
Proceeds from shares issued	$87,006	$111,029
Distributions reinvested	82,899	95,182
Cost of shares redeemed	(431,895)	(184,600)
Total Institutional Shares	$(261,990)	$21,611
Change in net assets resulting from capital transactions	$(277,152)	$51,769
Share Transactions:
Fund Shares
Issued	4,956	4,681
Reinvested	3,974	5,005
Redeemed	(10,400)	(7,448)
Total Fund Shares	(1,470)	2,238
Institutional Shares
Issued	6,588	6,605
Reinvested	5,038	6,312
Redeemed	(28,139)	(10,506)
Total Institutional Shares	(16,513)	2,411
Change in Shares	(17,983)	4,649

See notes to financial statements.

23

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Small Cap Stock Fund
Fund Shares
Year Ended July 31, 2020	$16.74	0.05	(b)	(0.28)	(0.23)	(0.03)	(1.60)
Year Ended July 31, 2019	$19.33	0.07		(0.71)	(0.64)	(0.04)	(1.91)
Year Ended July 31, 2018	$18.02	0.05		3.19	3.24	(0.07)	(1.86)
Year Ended July 31, 2017	$16.17	0.08		1.99	2.07	(0.03)	(0.19)
Year Ended July 31, 2016	$17.77	0.02		(0.22)	(0.20)	(0.05)	(1.35)
Institutional Shares
Year Ended July 31, 2020	$16.91	0.07	(b)	(0.28)	(0.21)	(0.04)	(1.60)
Year Ended July 31, 2019	$19.50	0.08		(0.71)	(0.63)	(0.05)	(1.91)
Year Ended July 31, 2018	$18.16	0.07		3.22	3.29	(0.09)	(1.86)
Year Ended July 31, 2017	$16.30	0.09		2.02	2.11	(0.06)	(0.19)
Year Ended July 31, 2016	$17.89	0.07		(0.24)	(0.17)	(0.07)	(1.35)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

See notes to financial statements.

24

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return*	Net Expenses^		Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Small Cap Stock Fund
Fund Shares
Year Ended July 31, 2020	(1.63)	$14.88	(2.21)%	1.10%		0.33%	1.10%		$595,019	71%
Year Ended July 31, 2019	(1.95)	$16.74	(2.07)%	1.06	%(c)	0.58%	1.06	%(c)	$694,015	84%
Year Ended July 31, 2018	(1.93)	$19.33	19.21%	1.06	%(c)	0.31%	1.06	%(c)	$758,065	68%
Year Ended July 31, 2017	(0.22)	$18.02	12.81%	1.09	%(c)	0.42%	1.09	%(c)	$658,038	53%
Year Ended July 31, 2016	(1.40)	$16.17	(0.75)%	1.15	%(c)	0.18%	1.15	%(c)	$586,438	52%
Institutional Shares
Year Ended July 31, 2020	(1.64)	$15.06	(2.08)%	0.98%		0.45%	0.99%		$557,173	71%
Year Ended July 31, 2019	(1.96)	$16.91	(1.98)%	0.96	%(c)	0.67%	0.96	%(c)	$904,981	84%
Year Ended July 31, 2018	(1.95)	$19.50	19.36%	0.95	%(c)	0.42%	0.95	%(c)	$996,393	68%
Year Ended July 31, 2017	(0.25)	$18.16	12.92%	0.97	%(c)	0.52%	0.97	%(c)	$892,691	53%
Year Ended July 31, 2016	(1.42)	$16.30	(0.55)%	0.99	%(c)	0.35%	0.99	%(c)	$884,187	52%

See notes to financial statements.

25

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Small Cap Stock Fund (the "Fund"). The Fund offers two classes of shares: Fund Shares and Institutional Shares. The Fund is classified as diversified under the 1940 Act.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last

26

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Fund's NAV is calculated. The Fund uses a systematic valuation model, provided daily by an independent third party to fair value its international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of July 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$1,139,402	$4,759	$—	(a)	$1,144,161
Collateral for Securities Loaned	66,704	—	—		66,704
Total	$1,206,106	$4,759	$—		$1,210,865

(a)  Nupathe, Inc. is categorized as Level 3 in the fair value hierarchy and is valued at zero as of July 31, 2020.

For the year ended July 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

27

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Foreign Exchange Currency Contracts:

The Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Fund does not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Fund's foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of July 31, 2020, the Fund had no open forward foreign exchange currency contracts.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The

28

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non- cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2020.

Value of Securities on Loan		Non-Cash Collateral	Cash Collateral
$64,546	*	$—	$66,704

*  Includes $661 of securities on loan that were sold prior to July 31, 2020.

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations, including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year-end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

29

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$991,570	$1,388,045

There were no purchases and sales of U.S. government securities during the year ended July 31, 2020.

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at usaa.com. As of July 31, 2020, certain fund-of-funds owned total outstanding shares of the Fund as follows:

USAA Cornerstone Conservative Fund	0.2%
USAA Cornerstone Equity Fund	0.6%
USAA Target Retirement Income Fund	0.2%
USAA Target Retirement 2020 Fund	0.4%
USAA Target Retirement 2030 Fund	1.8%
USAA Target Retirement 2040 Fund	1.9%
USAA Target Retirement 2050 Fund	1.4%
USAA Target Retirement 2060 Fund	0.2%

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2020, are reflected on the Statement of Operations as Investment Advisory fees.

Effective July 1, 2019, no performance adjustments were made for the period beginning July 1, 2019 through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Small-Cap Core Funds Index. The Lipper Small-Cap Core Funds Index tracks the total return performance of each class within the Lipper Small-Cap Core Funds category.

30

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a)  Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Small-Cap Core Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020 through July 31, 2020, performance adjustments for Fund Shares, and Institutional Shares were $27 and $34 thousand, respectively. For the Fund Shares, and Institutional Shares, the performance adjustments were less than 0.01% of net assets for both classes.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of- managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets.

VCM has entered into a Subadvisory Agreement with Wellington Management Company LLP ("Wellington Management"), Granahan Investment Management, Inc. ("GIMI"), and ClariVest Asset Management LLC ("ClariVest"), under which GIMI, ClariVest and Wellington Management each direct the investment and reinvestment of a portion of the Fund's assets (as allocated from time to time by VCM). These arrangements provide for monthly fees that are paid by VCM. VCM (not the Fund) pays the subadviser fees. Effective June 30, 2020, ClariVest is no longer a subadviser to the Fund.

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% and 0.10% of average daily net assets of the Fund Shares and Institutional Shares, respectively. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Compliance fees.

31

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. The Distributor received no fees or other compensation for such distribution services. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Other Fees:

Citibank serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2020, the expense limits (excluding voluntary waivers) are 1.10% and 0.98% for Fund Shares and Institutional Shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of July 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2020.

Expires July 31, 2023
$64

32

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees: (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults: (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

The Fund is subject to small-cap company risk, which is the greater risk of investing in smaller, less well-known companies, as opposed to investing in established companies with proven track records. Small-cap companies also may have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market in general and, therefore, may involve greater risk than investing in the securities of larger companies.

Overall stock market risks may affect the value of the Fund. Factors such as domestic and international economic growth and market conditions, interest rate levels, and political events affect the securities market.

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected. Price changes may be temporary or last for extended periods.

7. Borrowing and Interfund Lending:

Line of Credit:

For the year ended July 31, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory

33

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended July 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The average borrowing or lending for the days outstanding and average interest rate for the Fund during the year ended July 31, 2020 were as follows (amounts in thousands):

Borrower or Lender	Amount Outstanding at June 31, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Borrower	$—	$4,778	9	1.06%	$20,223

*  For the year ended July 31, 2020, based on the number of days borrowings were outstanding.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The following permanent reclassifications were made between capital accounts to reflect the portion of the payments made to redeeming shareholders that was claimed as a distribution for income tax purposes during the year ended July 31, 2020 (amounts in thousands):

Total accumulated earnings/(loss)	Capital
$(9,741)	$9,741

34

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended July 31, 2020			Year Ended July 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$3,429	$145,015	$148,444	$38,548	$132,310	$170,858

*  Includes short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$7,468	$46,275	$53,743	$96,077	$149,820

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

As of May 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,114,789	$254,761	$(158,685)	$96,076

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Small Cap Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Small Cap Stock Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2020

36

USAA Mutual Funds Trust	Supplemental Information July 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

37

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

38

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

39

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

40

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, Investment Management Company (IMCO) (September 2009-April 2014); President, Asset Management Company (AMCO) (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA IMCO (since 2009); Chairman of Board of IMCO (since 2013); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

41

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years
Interested Officers.
Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

42

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/20	Actual Ending Account Value 7/31/20	Hypothetical Ending Account Value 7/31/20	Actual Expenses Paid During Period 2/1/20- 7/31/20*	Hypothetical Expenses Paid During Period 2/1/20- 7/31/20*	Annualized Expense Ratio During Period 2/1/20- 7/31/20
Fund Shares	$1,000.00	$931.70	$1,019.44	$5.24	$5.47	1.09%
Institutional Shares	1,000.00	932.50	1,020.04	4.66	4.87	0.97%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

43

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Long-Term Capital Gains Distributions(a)
48.25%	0.01%	$154,715

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

44

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Liquidity Risk Management Program

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital"), as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

45

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800) 235-8396

40054-0920

JULY 31, 2020

Annual Report

USAA Value Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Effective on or about November 6, 2020, a shareholder who has an account directly with the Fund will need to submit their request via email to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all funds held with the USAA Mutual Funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logo are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

USAA Mutual Funds Trust

Shareholder Letter (Unaudited)	2
Managers' Commentary (Unaudited)	3
Investment Overview (Unaudited)	5
Investment Objective & Portfolio Holdings (Unaudited)	6
Financial Statements
Schedule of Portfolio Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Supplemental Information	28
Trustees' and Officers' Information	28
Proxy Voting and Portfolio Holdings Information	34
Expense Examples	34
Additional Federal Income Tax Information	35
Liquidity Risk Management Program	36
Privacy Policy (inside back cover)

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the Fund, managed by Victory Capital Management Inc. It may be used as sales literature only when preceded or accompanied by a current prospectus, which provides further details about the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election, or change or revoke a prior withholding election, call (800) 235-8396.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

1

(Unaudited)

Dear Shareholder,

The previous decade ended with the longest-ever bull market in U.S. equities still intact, even as investors wrestled with issues like softening global economic data, Brexit, and U.S.-China trade relations. In retrospect, those worries seem pedestrian given what we would experience.

A new and unexpected threat—a global pandemic, the novel coronavirus ("COVID-19")—first emerged in Asia, and then began spreading globally and throughout the United States during the first quarter of 2020. This unprecedented and unanticipated event not only rendered all existing economic forecasts moot, but it also roiled stock and bond markets everywhere. It also brought the economy to a near halt. The historic bull market in stocks ended virtually overnight.

After an initial severe sell-off in March, equity markets recovered sharply. As our annual reporting period drew to a close on July 31, 2020, many of the broad market indexes had recovered and volatility had returned to more palatable levels. In fact, despite all the chaos, the S&P 500® Index, one of the most popular measures of large U.S. stocks, finished the fiscal year (July 31, 2020) at approximately 3,271, which was up 8.9% from one year ago. Quite the impressive reversal.

The market turmoil of early 2020 was not limited to equities. Fixed income volatility spiked when liquidity evaporated in late March as investors struggled to understand the ramifications of sheltering in place. Fortunately, the U.S. Federal Reserve (the "Fed") (as well as other global central banks) leapt into action—cutting interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to stabilize markets.

The new lending facilities and programs had their intended effect of improving fixed income liquidity and trading. Credit spreads across corporate, high yield, structured, and municipal markets were coaxed down from their highs. In addition, Congress came through with substantial fiscal stimulus that also was applauded by investors and markets. Although fixed income markets regained their footing, the yield on 10-Year Treasurys, a benchmark for low-risk investments, declined steadily during our fiscal year—from 2.02% at the beginning of our reporting period to approximately 0.55% as of July 31, 2020. This suggests that investors remain a little wary.

While the past year has been unprecedented for all of us, both personally and professionally, our portfolio managers continue to analyze the financial markets, economic conditions, and the trajectory of the pandemic, which will likely be a guiding factor on Fed policy and the markets.

No matter what happens in the near term, we believe that the massive monetary and fiscal policies introduced earlier this year will have longer-term ramifications. Despite this uncertainty, it's important to remain focused on your long-term investment goals and avoid making emotional decisions. If you invest with us directly, our Member Service Representatives are available to help. Call us at (800) 235-8396.

Sincerely,

Christopher K. Dyer, CFA

President,
USAA Mutual Funds

2

USAA Mutual Funds Trust

USAA Value Fund

Managers' Commentary

(Unaudited)

Victory Solutions

Mannik S. Dhillon, CFA, CAIA
Wasif A. Latif

RS Investments Value, A Victory Capital Investment Franchise

Robert J. Harris  Tyler Dan II, CFA
Joseph Mainelli

•  What were the market conditions over the reporting period?

The U.S. stock market generated solid gains for the reporting period overall. Growth stocks significantly outperformed value stocks, while large-cap stocks outpaced small-cap stocks.

Global financial market performance varied widely over the period driven by optimism of continued economic recovery followed by the novel coronavirus ("COVID-19") shock and uncertainty related to the duration and economic impact of the COVID-19 pandemic. These fears generally led to a "risk off" environment as investors flocked to haven assets such as U.S. Treasurys and gold. Global equities turned mostly lower with the exception of a small breadth of mega-cap securities well positioned for an extended economic slowdown and the new stay-at-home paradigm. The final month and a half of the reporting period saw a rebound in risky assets as economies began a phased reopening. The U.S. large-cap growth space, led by information technology and communication services continued to outperform in the face of the economic threat as they were perceived as "stay-at-home stocks" that would further benefit from economic activity from homes.

Within the United States, the S&P 500® Index dropped nearly 34% at the end of the reporting period from its 2020 high, before beginning to recoup losses with the support of comprehensive monetary and fiscal stimulus, along with optimism a COVID-19 treatment will eventually emerge. Over the reporting period, the S&P 500 Index retuned 11.96%, with large-cap growth stocks leading the way, up to a return of 29.84% as represented by the Russell 1000 Growth Index. Value stocks and small-cap stocks significantly underperformed growth stocks over the period. U.S. large-cap value stocks were down to a return of -6.01% over the reporting period as gauged by the Russell 1000 Value Index, while U.S. small-cap stocks, returned -4.59% as represented by the Russell 2000 Index.

Developed-market international and emerging market equities followed a path similar to U.S. equities. Markets led investors on a rollercoaster ride that saw both the MSCI EAFE Index and MSCI Emerging Markets Index drop approximately 34% from their highs in the year. The market drawdown hit bottom on March 23rd and then started a steady ascent, erasing most of the year's losses as European Central Bank quantitative easing and talks of a 750-billion euros fiscal stimulus helped bolster momentum in the market's

3

USAA Mutual Funds Trust

USAA Value Fund (continued)

Managers' Commentary (continued)

recovery. Over the reporting period, developed international equities, represented by the MSCI EAFE Index, were down to a return of -1.67%, while the MSCI Emerging Markets Index returned 6.55%.

•  How did the USAA Value Fund (the "Fund") perform during the reporting period?

The Fund has three share classes: Fund Shares, Institutional Shares, and Class A shares (redesignated from Adviser Shares). For the reporting period end July 31, 2020, the Fund Shares, Institutional Shares, and Class A shares had a total return of -9.43%, -9.40%, and -9.66%, respectively. This compares to returns of -6.01% for the Russell 1000® Value Index* (the "Index"), -6.67% for the Russell 3000® Value Index, and -8.86% for the Lipper Multi-Cap Value Funds Index.

•  What were the principal factors in the Fund's performance relative to the Index?

The Fund underperformed the Index during the reporting period. Relative to the Index, the Fund was harmed primarily by security selection, though sector allocations also dampened performance. Stock Selection in the financials, materials, utilities and industrials sectors detracted most from the Fund's relative returns. An overweight position in real estate was a slight drag on performance. The Fund's underweight positions in consumer staples detracted further from results, as these less cyclically sensitive sectors performed well during periods of market volatility.

On the positive side, the Fund benefited from security selection in the communication services, energy, and consumer discretionary sectors. Finally, the Fund's small cash position also added to relative returns.

Thank you for allowing us to assist you with your investment needs.

*The Russell 1000® Value Index replaced the Russell 3000® Value Index as the primary benchmark effective June 29, 2020.

4

USAA Mutual Funds Trust

USAA Value Fund

Investment Overview

(Unaudited)

Average Annual Total Return

Year Ended July 31, 2020

	Fund Shares	Institutional Shares	Class A shares
INCEPTION DATE	8/3/01	8/1/08	8/2/10
	Net Asset Value	Net Asset Value	Net Asset Value	Maxiumum Offering Price	Russell 1000® Value Index[1]	Russell 3000® Value Index[2]	Lipper Large-Cap Value Funds Index[3]	Lipper Multi-Cap Value Funds Index[4]
One Year	–9.43%	–9.40%	–9.66%	–14.84%	–6.01%	–6.67%	–3.44%	–8.86%
Five Year	2.78%	2.87%	2.48%	1.27%	5.36%	5.16%	6.15%	3.08%
Ten Year	8.45%	8.58%	N/A	N/A	10.11%	9.91%	10.00%	8.45%
Since Inception	N/A	N/A	7.86%	7.22%	N/A	N/A	N/A	N/A

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower.

USAA Value Fund — Growth of $10,000

1The unmanaged Russell 1000® Value Index is made of about 1,000 of the largest companies in the U.S. equity market. It represents top companies by market capitalization. It's made up of about 90% of the total market capitalization of all U.S. stocks. It is not possible to invest directly in an index.

2The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the unmanaged Russell 1000® Value or the unmanaged Russell 2000® Value indexes.

3The unmanaged Lipper Large-Cap Value Funds Index tracks the total return performance of funds within the Lipper Large-Cap Value Funds category.

4The unmanaged Lipper Multi-Cap Value Funds Index tracks the total return performance of funds within the Lipper Multi-Cap Value Funds category.

The Fund has selected the Russell 1000 Value Index as its primary benchmark index in replacement of the Russell 3000 Value Index and has added the Lipper Large Cap Value Funds Index as a secondary benchmark because it believes these indexes are more representative of the Fund's investment universe.

The graph reflects investment of growth of a hypothetical $10,000 investment in the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

USAA Mutual Funds Trust USAA Value Fund	July 31, 2020

  (Unaudited)

Investment Objective & Portfolio Holdings:

The USAA Value Fund seeks long-term growth of capital.Sector Allocation*:

Sector Allocation*:

July 31, 2020

(% of Net Assets)

* Does not include futures, money market instruments, and short-term investments purchased with cash collateral from securities

Percentages are of the net assets of the Fund and may not equal 100%.

6

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.9%)
Communication Services (8.5%):
Alphabet, Inc. Class A (a)	10,839	$16,128
AMC Networks, Inc. Class A (a)	49,474	1,143
AT&T, Inc.	351,519	10,398
Comcast Corp. Class A	147,407	6,309
Discovery, Inc. Class A (a) (b)	75,369	1,590
Facebook, Inc. Class A (a)	64,500	16,362
Omnicom Group, Inc.	40,672	2,185
Spotify Technology SA (a)	16,089	4,148
Take-Two Interactive Software, Inc. (a)	22,582	3,704
The Walt Disney Co.	36,398	4,256
Verizon Communications, Inc.	232,319	13,354
		79,577
Consumer Discretionary (8.3%):
AutoZone, Inc. (a)	3,000	3,622
Best Buy Co., Inc.	37,038	3,689
Booking Holdings, Inc. (a)	2,071	3,442
Dick's Sporting Goods, Inc.	76,600	3,494
Dollar Tree, Inc. (a)	56,200	5,247
Ford Motor Co.	514,380	3,400
Las Vegas Sands Corp.	54,116	2,362
Lennar Corp. Class A	49,256	3,564
LKQ Corp. (a)	395,024	11,136
McDonald's Corp.	22,900	4,449
NVR, Inc. (a)	458	1,800
O'Reilly Automotive, Inc. (a)	12,980	6,196
PulteGroup, Inc.	81,157	3,538
Ross Stores, Inc.	39,518	3,544
Royal Caribbean Cruises Ltd.	31,415	1,530
Target Corp.	42,743	5,380
The Home Depot, Inc.	12,618	3,350
Tractor Supply Co.	21,816	3,114
Yum! Brands, Inc.	45,121	4,108
		76,965
Consumer Staples (7.7%):
Campbell Soup Co.	32,695	1,621
Colgate-Palmolive Co.	45,469	3,510
Ingredion, Inc. (b)	8,745	756
Keurig Dr Pepper, Inc.	549,092	16,797
Mondelez International, Inc. Class A	259,600	14,406
Nu Skin Enterprises, Inc. Class A	63,316	2,840
Philip Morris International, Inc.	82,084	6,305
Pilgrim's Pride Corp. (a)	87,992	1,351
Spectrum Brands Holdings, Inc.	34,466	1,867
The Coca-Cola Co.	40,840	1,929
The J.M. Smucker Co.	24,143	2,640
The Kroger Co.	88,849	3,091

See notes to financial statements.

7

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
The Procter & Gamble Co.	27,156	$3,561
Tyson Foods, Inc. Class A	48,486	2,979
Walgreens Boots Alliance, Inc.	83,725	3,408
Walmart, Inc.	34,777	4,501
		71,562
Energy (4.8%):
Chevron Corp.	143,406	12,037
ConocoPhillips	136,536	5,105
Enterprise Products Partners LP	586,824	10,329
EOG Resources, Inc.	96,622	4,527
Exxon Mobil Corp.	154,305	6,493
HollyFrontier Corp.	60,707	1,669
Marathon Petroleum Corp.	66,538	2,542
Phillips 66	40,213	2,494
		45,196
Financials (19.8%):
Aflac, Inc.	232,379	8,266
Annaly Capital Management, Inc.	261,895	1,941
Bank of America Corp.	487,941	12,140
Berkshire Hathaway, Inc. Class B (a)	38,279	7,494
Brown & Brown, Inc.	257,534	11,710
Capital One Financial Corp.	70,194	4,478
Cboe Global Markets, Inc.	66,000	5,788
Chubb Ltd.	47,600	6,057
Citigroup, Inc.	185,429	9,273
Citizens Financial Group, Inc.	129,484	3,212
Discover Financial Services	53,778	2,658
Everest Re Group Ltd.	20,074	4,392
Fifth Third Bancorp	173,406	3,444
First Citizens BancShares, Inc. Class A	7,971	3,395
Huntington Bancshares, Inc.	293,786	2,723
JPMorgan Chase & Co.	137,879	13,326
LPL Financial Holdings, Inc.	36,269	2,866
M&T Bank Corp.	35,940	3,808
Marsh & McLennan Cos., Inc.	56,500	6,588
MetLife, Inc.	131,945	4,994
MSCI, Inc.	5,235	1,968
OneMain Holdings, Inc.	53,509	1,536
Principal Financial Group, Inc.	65,424	2,776
Prudential Financial, Inc.	67,538	4,280
Regions Financial Corp.	331,381	3,599
RenaissanceRe Holdings Ltd.	91,198	16,450
S&P Global, Inc.	6,787	2,377
State Street Corp.	52,963	3,379
SVB Financial Group (a)	13,671	3,066
Synchrony Financial	186,613	4,130
The Progressive Corp.	100,802	9,106

See notes to financial statements.

8

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
U.S. Bancorp	250,213	$9,217
Voya Financial, Inc.	88,700	4,382
		184,819
Health Care (14.5%):
AbbVie, Inc.	38,990	3,701
AmerisourceBergen Corp.	34,459	3,452
Amgen, Inc.	11,080	2,711
Anthem, Inc.	12,142	3,324
Biogen, Inc. (a)	13,761	3,779
Bristol-Myers Squibb Co.	39,905	2,341
Cardinal Health, Inc.	30,731	1,679
Cerner Corp.	49,583	3,443
Cigna Corp.	62,400	10,776
CVS Health Corp.	64,183	4,040
Eli Lilly & Co.	11,604	1,744
Humana, Inc.	38,738	15,202
Johnson & Johnson	174,145	25,382
Laboratory Corp. of America Holdings (a)	14,403	2,779
Medtronic PLC	42,952	4,144
Merck & Co., Inc.	40,886	3,281
Pfizer, Inc.	428,703	16,497
Quest Diagnostics, Inc.	77,644	9,866
UnitedHealth Group, Inc.	32,970	9,983
Universal Health Services, Inc. Class B	19,586	2,153
Veeva Systems, Inc. Class A (a)	10,412	2,755
West Pharmaceutical Services, Inc.	10,304	2,770
		135,802
Industrials (10.6%):
3M Co.	23,950	3,604
Caterpillar, Inc.	17,961	2,387
Cummins, Inc.	55,928	10,809
Delta Air Lines, Inc.	86,673	2,164
Dover Corp.	31,600	3,253
Eaton Corp. PLC	111,511	10,385
Fastenal Co.	65,909	3,101
FedEx Corp.	20,300	3,419
Honeywell International, Inc.	51,631	7,712
Johnson Controls International PLC	145,500	5,599
L3Harris Technologies, Inc.	15,656	2,635
ManpowerGroup, Inc.	28,216	1,941
Masco Corp.	139,472	7,972
Old Dominion Freight Line, Inc.	16,640	3,042
Otis Worldwide Corp.	58,611	3,677
Parker-Hannifin Corp.	49,600	8,874
Raytheon Technologies Corp.	109,467	6,205
Southwest Airlines Co.	53,991	1,668
Union Pacific Corp.	47,616	8,254
W.W. Grainger, Inc.	7,321	2,500
		99,201
See notes to financial statements.

9

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (7.9%):
Adobe, Inc. (a)	2,869	$1,275
Applied Materials, Inc.	71,722	4,614
Broadridge Financial Solutions, Inc.	56,500	7,590
CDW Corp.	24,242	2,818
F5 Networks, Inc. (a)	10,472	1,423
Fair Isaac Corp. (a)	4,752	2,087
HP, Inc.	241,605	4,247
Intel Corp.	141,332	6,746
International Business Machines Corp.	21,647	2,661
Intuit, Inc.	8,890	2,723
Lam Research Corp.	17,544	6,617
Leidos Holdings, Inc.	81,500	7,756
Micron Technology, Inc. (a)	86,189	4,314
NetApp, Inc.	40,156	1,779
Oracle Corp.	43,751	2,426
QUALCOMM, Inc.	26,828	2,833
Texas Instruments, Inc.	19,611	2,501
Visa, Inc. Class A	35,171	6,697
Zebra Technologies Corp. (a)	9,078	2,549
		73,656
Materials (5.2%):
Ball Corp.	49,649	3,656
Celanese Corp.	22,107	2,149
Dow, Inc.	71,464	2,934
Eastman Chemical Co.	23,300	1,739
Ferroglobe PLC (a) (c) (d)	545,600	—	(e)
Huntsman Corp.	197,040	3,645
LyondellBasell Industries NV Class A	82,684	5,169
Newmont Corp.	87,200	6,034
Nucor Corp.	52,425	2,199
PPG Industries, Inc.	43,568	4,690
Reliance Steel & Aluminum Co.	11,253	1,106
Sealed Air Corp.	413,829	14,765
		48,086
Real Estate (5.1%):
Alexandria Real Estate Equities, Inc.	13,419	2,383
AvalonBay Communities, Inc.	15,565	2,383
Digital Realty Trust, Inc.	15,757	2,530
Equity Commonwealth	255,322	8,060
Equity LifeStyle Properties, Inc.	121,000	8,266
Essex Property Trust, Inc.	9,353	2,065
Healthpeak Properties, Inc.	87,234	2,381
Host Hotels & Resorts, Inc.	131,151	1,414
Invitation Homes, Inc.	141,773	4,228
Jones Lang LaSalle, Inc.	10,439	1,033
Prologis, Inc.	45,552	4,802
Realty Income Corp.	36,593	2,197

See notes to financial statements.

10

USAA Mutual Funds Trust USAA Value Fund	Schedule of Portfolio Investments — continued July 31, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Regency Centers Corp.	30,446	$1,249
Ventas, Inc.	51,619	1,980
Welltower, Inc.	44,516	2,384
		47,355
Utilities (6.5%):
Dominion Energy, Inc.	37,941	3,074
Duke Energy Corp.	74,200	6,288
Evergy, Inc.	38,715	2,510
Exelon Corp.	347,341	13,410
FirstEnergy Corp.	171,860	4,984
NextEra Energy, Inc.	9,425	2,646
NRG Energy, Inc.	43,471	1,470
PPL Corp.	132,334	3,523
UGI Corp.	33,846	1,128
Vistra Corp.	853,434	15,925
WEC Energy Group, Inc.	52,473	4,999
		59,957
Total Common Stocks (Cost $913,334)		922,176
Collateral for Securities Loaned^ (0.1%)
Goldman Sachs Financial Square Government Fund Institutional Shares, 0.13% (f)	5,852	6
HSBC U.S. Government Money Market Fund I Shares, 0.08% (f)	444,713	445
Invesco Government & Agency Portfolio Institutional Shares, 0.06% (f)	844,132	844
Total Collateral for Securities Loaned (Cost $1,295)		1,295
Total Investments (Cost $914,629) — 99.0%		923,471
Other assets in excess of liabilities — 1.0%		9,568
NET ASSETS — 100.00%		$933,039

At July 31, 2020 the Fund's investments in foreign securities were 6.2% of net assets.

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Security was fair valued based upon procedures approved by the Board of Trustees and represents less than 0.05% of the Fund's net assets as of July 31, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(d)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of July 31, 2020, illiquid securities were less than 0.05% of the Fund's net assets.

(e)  Rounds to less than $1 thousand.

(f)  Rate disclosed is the daily yield on July 31, 2020.

LP — Limited Partnership

PLC — Public Limited Company

See notes to financial statements.

11

USAA Mutual Funds Trust	Statement of Assets and Liabilities July 31, 2020

(Amounts in Thousands, Except Per Share Amounts)

USAA Value Fund
Assets:
Investments, at value (Cost $914,629)	$923,471 (a)
Cash and cash equivalents	6,777
Receivables:
Interest and dividends	1,287
Capital shares issued	1,114
Investments sold	6,060
From Adviser	17
Prepaid expenses	38
Total assets	938,764
Liabilities:
Payables:
Collateral received on loaned securities	1,295
Investments purchased	2,905
Capital shares redeemed	780
Accrued expenses and other payables:
Investment advisory fees	473
Administration fees	109
Custodian fees	8
Transfer agent fees	104
Compliance fees	1
12b-1 fees	1
Other accrued expenses	49
Total liabilities	5,725
Net Assets:
Capital	1,006,425
Total accumulated earnings/(loss)	(73,386)
Net assets	$933,039
Net Assets
Fund Shares	$711,182
Institutional Shares	215,830
Class A shares	6,027
Total	$933,039
Shares (unlimited number of shares authorized with no par value):
Fund Shares	52,426
Institutional Shares	15,893
Class A shares	447
Total	68,766
Net asset value, offering and redemption price per share: (b)
Fund Shares	$13.57
Institutional Shares	$13.58
Class A shares	$13.48
Maximum Sales Charge — Class A shares	5.75%
Maximum offering price
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A shares	$14.30

(a)  Includes $1,265 of securities on loan.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

See notes to financial statements.

12

USAA Mutual Funds Trust	Statement of Operations For the Year Ended July 31, 2020

(Amounts in Thousands)

USAA Value Fund
Investment Income:
Dividends	$26,843
Interest	1,229
Securities lending (net of fees)	23
Foreign tax withholding	(18)
Total Income	28,077
Expenses:
Investment advisory fees	6,886
Administration fees — Fund Shares	1,257
Administration fees — Institutional Shares	220
Administration fees — Class A shares	11
Sub-Administration fees	54
12b-1 fees — Class A shares	18
Custodian fees	89
Transfer agent fees — Fund Shares	1,102
Transfer agent fees — Institutional Shares	220
Transfer agent fees — Class A shares	1
Trustees' fees	46
Compliance fees	7
Legal and audit fees	90
State registration and filing fees	39
Other expenses	88
Total Expenses	10,128
Expenses waived/reimbursed by Adviser	(117)
Net Expenses	10,011
Net Investment Income (Loss)	18,066
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	(94,069)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(37,230)
Net realized/unrealized gains (losses) on investments	(131,299)
Change in net assets resulting from operations	$(113,233)

See notes to financial statements.

13

USAA Mutual Funds Trust	Statements of Changes in Net Assets

(Amounts in Thousands)

	USAA Value Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
From Investments:
Operations:
Net investment income (loss)	$18,066	$18,657
Net realized gains (losses) from investments	(94,069)	347,939
Net change in unrealized appreciation/depreciation on investments	(37,230)	(386,678)
Change in net assets resulting from operations	(113,233)	(20,082)
Distributions to Shareholders:
Fund Shares	(220,280)	(109,577)
Institutional Shares	(61,101)	(48,387)
Class A shares	(2,057)	(1,038)
Change in net assets resulting from distributions to shareholders	(283,438)	(159,002)
Change in net assets resulting from capital transactions	157,881	(306,887)
Change in net assets	(238,790)	(485,971)
Net Assets:
Beginning of period	1,171,829	1,657,800
End of period	$933,039	$1,171,829
Capital Transactions:
Fund Shares
Proceeds from shares issued	$51,191	$77,101
Distributions reinvested	217,411	108,344
Cost of shares redeemed	(192,266)	(138,626)
Total Fund Shares	$76,336	$46,819
Institutional Shares
Proceeds from shares issued	$64,583	$39,778
Distributions reinvested	61,090	48,382
Cost of shares redeemed	(44,124)	(441,867)
Total Institutional Shares	$81,549	$(353,707)
Class A shares
Proceeds from shares issued	$32	$35
Distributions reinvested	26	14
Cost of shares redeemed	(62)	(48)
Total Class A shares	$(4)	$1
Change in net assets resulting from capital transactions	$157,881	$(306,887)

(continues on next page)

See notes to financial statements.

14

USAA Mutual Funds Trust	Statements of Changes in Net Assets — continued

(Amounts in Thousands)

	USAA Value Fund
	Year Ended July 31, 2020	Year Ended July 31, 2019
Share Transactions:
Fund Shares
Issued	3,376	3,912
Reinvested	13,458	6,172
Redeemed	(13,085)	(7,186)
Total Fund Shares	3,749	2,898
Institutional Shares
Issued	3,808	2,071
Reinvested	3,777	2,755
Redeemed	(3,213)	(22,405)
Total Institutional Shares	4,372	(17,579)
Class A shares
Issued	2	2
Reinvested	2	1
Redeemed	(5)	(3)
Total Class A shares	(1)	— (a)
Change in Shares	8,120	(14,681)

(a)  Represents less than 500 shares.

See notes to financial statements.

15

USAA Mutual Funds Trust	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
USAA Value Fund
Fund Shares
Year Ended July 31, 2020	$19.32	0.26	(b)	(1.39)	(1.13)	(0.21)	(4.41)
Year Ended July 31, 2019	$22.01	0.25		(0.54)	(0.29)	(0.24)	(2.16)
Year Ended July 31, 2018	$21.55	0.21		1.84	2.05	(0.21)	(1.38)
Year Ended July 31, 2017	$19.41	0.27		2.74	3.01	(0.29)	(0.58)
Year Ended July 31, 2016	$20.50	0.23		(0.31)	(0.08)	(0.23)	(0.78)
Institutional Shares
Year Ended July 31, 2020	$19.33	0.27	(b)	(1.39)	(1.12)	(0.22)	(4.41)
Year Ended July 31, 2019	$22.00	0.28	(b)	(0.55)	(0.27)	(0.24)	(2.16)
Year Ended July 31, 2018	$21.54	0.23		1.84	2.07	(0.23)	(1.38)
Year Ended July 31, 2017	$19.40	0.30		2.73	3.03	(0.31)	(0.58)
Year Ended July 31, 2016	$20.49	0.25		(0.31)	(0.06)	(0.25)	(0.78)
Class A shares
Year Ended July 31, 2020	$19.24	0.23	(b)	(1.39)	(1.16)	(0.19)	(4.41)
Year Ended July 31, 2019	$21.91	0.20		(0.55)	(0.35)	(0.16)	(2.16)
Year Ended July 31, 2018	$21.46	0.15		1.83	1.98	(0.15)	(1.38)
Year Ended July 31, 2017	$19.32	0.23		2.72	2.95	(0.23)	(0.58)
Year Ended July 31, 2016	$20.43	0.17		(0.32)	(0.15)	(0.18)	(0.78)

*  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.

^  The net expense ratio may not correlate to the applicable expense limits in place during the period since the current contractual expense limitation is applied for a two year period beginning July 1, 2019 and in effect through June 30, 2021, instead of coinciding with the Fund's fiscal year end. Details of the current contractual expense limitation in effect can be found in Note 5 of the accompanying Notes to Financial Statements.

(a)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

See notes to financial statements.

16

USAA Mutual Funds Trust	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets					Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charges)*	Net Expenses^		Net Investment Income (Loss)	Gross Expenses		Net Assets, End of Period (000's)	Portfolio Turnover(a)
USAA Value Fund
Fund Shares
Year Ended July 31, 2020	(4.62)	$13.57	(9.43)%	0.96%		1.69%	0.97%		$711,182	74%
Year Ended July 31, 2019	(2.40)	$19.32	(0.11)%	0.96%		1.35%	0.96%		$940,515	108	%(d)
Year Ended July 31, 2018	(1.59)	$22.01	9.69%	0.99%		1.10%	0.99%		$1,007,712	29%
Year Ended July 31, 2017	(0.87)	$21.55	15.72%	1.08	%(c)	1.37%	1.08	%(c)	$936,630	27%
Year Ended July 31, 2016	(1.01)	$19.41	(0.14)%	1.11	%(c)	1.28%	1.11	%(c)	$807,052	20%
Institutional Shares
Year Ended July 31, 2020	(4.63)	$13.58	(9.40)%	0.88%		1.75%	0.89%		$215,830	74%
Year Ended July 31, 2019	(2.40)	$19.33	(0.02)%	0.88%		1.42%	0.88%		$222,701	108	%(d)
Year Ended July 31, 2018	(1.61)	$22.00	9.79%	0.91%		1.18%	0.91%		$640,281	29%
Year Ended July 31, 2017	(0.89)	$21.54	15.86%	0.98	%(c)	1.48%	0.98	%(c)	$591,384	27%
Year Ended July 31, 2016	(1.03)	$19.40	(0.04)%	0.98	%(c)	1.41%	0.98	%(c)	$522,721	20%
Class A shares
Year Ended July 31, 2020	(4.60)	$13.48	(9.66)%	1.21%		1.45%	1.21%		$6,027	74%
Year Ended July 31, 2019	(2.32)	$19.24	(0.44)%	1.27	%(e)	1.03%	1.31%		$8,613	108	%(d)
Year Ended July 31, 2018	(1.53)	$21.91	9.41%	1.30%		0.79%	1.30%		$9,807	29%
Year Ended July 31, 2017	(0.81)	$21.46	15.46%	1.33	%(c)(f)	1.13%	1.38	%(c)	$9,626	27%
Year Ended July 31, 2016	(0.96)	$19.32	(0.52)%	1.42	%(c)	0.97%	1.42	%(c)	$8,767	20%

(c)  Reflects total annual operating expenses of the shares before reductions of any expenses paid indirectly. The expenses paid indirectly decreased the expense ratio by less than 0.01%.

(d)  Reflects increased trading activity due to current year transition or asset allocation shift.

(e)  Prior to December 1, 2018, USAA Asset Management Company ("AMCO") (previous Investment Adviser) voluntarily agreed to limit the annual expenses of the Class A shares to 1.30% of the Class A shares average daily net assets.

(f)  Effective December 1, 2016, AMCO voluntarily agreed to limit the annual expenses of the Class A shares to 1.30% of the Class A shares average daily net assets.

See notes to financial statements.

17

USAA Mutual Funds Trust	Notes to Financial Statements July 31, 2020

1. Organization:

USAA Mutual Funds Trust (the "Trust") is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 47 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value.

The accompanying financial statements are those of the USAA Value Fund (the "Fund"). The Fund offers three classes of shares: Fund Shares, Institutional Shares, and Class A shares. The Fund is classified as diversified under the 1940 Act.

Effective June 29, 2020, the Fund's Adviser Shares were redesignated Class A shares and became subject to a front-end sales charge.

Each class of shares of the Fund has substantially identical rights and privileges except with respect to fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies under Accounting Standards Codification Topic 946.

Investment Valuation:

The Fund records investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund's investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

The Adviser has established the Pricing and Liquidity Committee (the "Committee"), and subject to Trust's Board of Trustees (the "Board") oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board.

18

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value ("NAV"). These valuations are typically categorized as Level 1 in the fair value hierarchy.

In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

A summary of the valuations as of July 31, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed in the Schedule of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3		Total
Common Stocks	$922,176	$—	$—	(a)	$922,176
Collateral for Securities Loaned	1,295	—	—		1,295
Total	$923,471	$—	$—	(a)	$923,471

(a) Amount less than $1 thousand.

For the year ended July 31, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Real Estate Investment Trusts ("REITs"):

The Fund may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Fund or when such information becomes known.

Investment Companies:

Exchange-Traded Funds:

The Fund may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Fund may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market

19

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discount. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends, and gains as a result of certain investments in ADRs by the Fund has been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Fund, through a securities lending agreement with Citibank, N.A. ("Citibank"), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income, net of income retained by Citibank. Borrowers are required to secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are cured the next business day once the shortfall exceeds $100 thousand. Collateral may be cash, U.S. government securities, or other securities as permitted by SEC guidelines. Cash collateral may be invested in high-quality short-term investments, primarily open-end investment companies. Collateral requirements are determined daily based on the value of the Fund's securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Fund also earns a return from the collateral. The Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statement of Operations. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Risks relating to securities-lending transactions include that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund's agreement with Citibank does not include master netting provisions. Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy borrower default. Cash collateral is listed on the Fund's Schedule of Portfolio of Investments and Financial Statements while non-cash collateral is not included. The following table (amounts in thousands) is a summary of the Fund's securities lending transactions as of July 31, 2020.

Value of Securities on Loan	Non-Cash Collateral	Cash Collateral
$1,265	$—	$1,295

Foreign Currency Translations:

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as net change in unrealized appreciation/depreciation on investments and foreign currency translations on the Statement of Operations. Any realized gains or losses from these fluctuations,

20

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

including foreign currency arising from in-kind redemptions, are disclosed as net realized gains or losses from investment transactions and foreign currency translations on the Statement of Operations.

Foreign Taxes:

The Fund may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Fund invests.

Federal Income Taxes:

It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Fund has a tax year end of July 31.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to the Fund are charged to the Fund, while expenses that are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, 12b-1 fees and printing fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales:

Cost of purchases and proceeds from sales/maturities of securities (excluding securities maturing less than one year from acquisition) for the year ended July 31, 2020, were as follows for the Fund (amounts in thousands):

Excluding U.S. Government Securities
Purchases	Sales
$774,118	$869,220

There were no purchases and sales of U.S. government securities during the year ended July 31, 2020.

4. Affiliated Fund Ownership:

The Fund offers its shares for investment by other USAA Mutual Funds. The fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control, and the affiliated fund-of-funds' annual and semi-annual reports may be viewed at usaa.com. As of July 31, 2020, certain fund-of-funds owned total outstanding shares of the Fund as follows:

USAA Cornerstone Conservative Fund	0.2%
USAA Cornerstone Equity Fund	0.9%

21

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

5. Fees and Transactions with Affiliates and Related Parties:

Investment Advisory Fees:

Investment advisory services are provided to the Fund by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly-owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation, and a wholly-owned direct subsidiary of Victory Capital Operating, LLC. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.65% of the Fund's average daily net assets. Amounts incurred and paid to VCM for the year ended July 31, 2020, are reflected on the Statement of Operations as Investment Advisory fees.

Effective July 1, 2019, no performance adjustments were made for the period beginning July 1, 2019, through June 30, 2020. Only performance beginning as of July 1, 2019, and thereafter is utilized in calculating future performance adjustments.

The performance adjustment for each share class is accrued daily and calculated monthly by comparing each class' performance to that of the Lipper Multi-Cap Value Funds Index. The Lipper Multi-Cap Value Funds Index tracks the total return performance of each class within the Lipper Multi-Cap Value Funds category.

The performance period for each share class consists of the current month plus the previous 35 months (or the number of months beginning July 1, 2019, if fewer). The following table is utilized to determine the extent of the performance adjustment:

Over/Under Performance Relative to Index (in basis points)(a)	Annual Adjustment Rate (in basis points)(a)
+/- 100 to 400	+/- 4
+/- 401 to 700	+/- 5
+/- 701 and greater	+/- 6

(a) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant Lipper index, rounded to the nearest basis point. Average daily net assets of the share class are calculated over a rolling 36-month period.

Each class' annual performance adjustment rate is multiplied by the average daily net assets of the class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

Under the performance fee arrangement, each class pays a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Value Funds Index over that period, even if the class has overall negative returns during the performance period.

For the period July 1, 2020 through July 31, 2020, performance adjustments for Fund Shares, Institutional Shares and Class A shares were $(29), $(8), and less than $(1) thousand, respectively. For the Fund Shares, Institutional Shares and Class A shares, the performance adjustments were less than 0.01% of net assets for all classes.

The Trust relies on an exemptive order granted to VCM and its affiliated funds by the SEC in March 2019 permitting the use of a "manager-of-managers" structure for certain funds. Under a manager-of- managers structure, the investment adviser may select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a fund's assets. For the year ended July 31, 2020, the Fund had no subadvisors.

22

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

Administration and Servicing Fees:

VCM serves as the Fund's administrator and fund accountant. Under the Fund Administration, Servicing and Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.15% of average daily net assets of the Fund Shares and Class A shares and 0.10% of average daily net assets of Institutional Shares, respectively. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Administration fees.

The Fund (as part of the Trust) has entered into an agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the Chief Compliance Officer ("CCO"), and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The CCO is an employee of the Adviser, which pays the compensation of the CCO and support staff. Funds in the Trust, Victory Variable Insurance Funds, Victory Portfolios, and Victory Portfolios II (collectively, the "Victory Funds Complex") in the aggregate, compensates the Adviser for these services. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Compliance fees.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Fund pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Fund reimburses VCM and Citi for reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds, under the Fund Administration, Servicing, and Accounting Agreement. Amounts incurred for the year ended July 31, 2020, are reflected on the Statement of Operations as Sub-Administration fees.

Transfer Agency Fees:

Victory Capital Transfer Agency, Inc. ("VCTA"), provides transfer agency services to the Fund. VCTA, an affiliate of the Adviser, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. VCTA pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares and Class A shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of average daily net assets, plus out-of-pocket expenses. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as Transfer Agent fees.

FIS Investor Services LLC serves as sub-transfer agent and dividend disbursing agent for the Fund pursuant to a Sub-Transfer Agent Agreement between VCTA and FIS Investor Services LLC. VCTA provides FIS Investor Services LLC a fee for providing these services.

Distributor/Underwriting Services:

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc. Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A shares. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activity primarily intended to result in the sale of Class A shares of the Fund. Amounts incurred and paid to VCTA for the year ended July 31, 2020, are reflected on the Statement of Operations as 12b-1 fees.

In addition, the Distributor is entitled to receive commission on sales of the Class A shares of the Fund. For the fiscal year ended July 31, 2020, the Distributor didn't receive any commissions.

Other Fees:

Citibank serves as the Fund's custodian.

K&L Gates LLP provides legal services to the Trust.

23

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

The Adviser has entered into an expense limitation agreement with the Fund until at least June 30, 2021. Under the terms of the agreement, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of the Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures, which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business are excluded from the expense limits. As of July 31, 2020, the expense limits (excluding voluntary waivers) are 0.96%, 0.88%, and 1.27% for Fund Shares, Institutional Shares, and Class A shares, respectively.

Under this expense limitation agreement, the Fund has agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. As of July 31, 2020, the following amounts are available to be repaid to the Adviser (amounts in thousands). The Fund has not recorded any amounts available to be repaid as a liability due to an assessment that such repayment is not probable at July 31, 2020.

Expires July 21, 2022	Expires July 21, 2023	Total
$3	$117	$120

The Adviser, may voluntarily waive or reimburse additional fees to assist the Fund in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Fund are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended July 31, 2020.

Certain officers and/or interested trustees of the Fund are also officers and/or employees of the Adviser, Administrator, Sub-Administrator, Sub-Fund Accountant, and Legal.

6. Risks:

The Fund may be subject to other risks in addition to these identified risks.

Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as the coronavirus (or COVID-19), may result in, among other things, closing borders, disruptions to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may be short-term or may last for extended periods.

The COVID-19 pandemic, which has spread rapidly across the world, has led and will continue to lead for an unknown period of time to disruptions in local, regional, national and global markets and economies. Among other things, the outbreak has resulted in, and until fully resolved is likely to continue to result in, among other things (1) government imposition of various forms of "stay at home" orders and the closing of "non-essential" businesses, resulting in significant disruption to the businesses of many issuers as well as lay-offs of employees: (2) increased requests by issuers of debt instruments for amendments and waivers of agreements to avoid default and increased defaults: (3) volatility and disruption of markets, including greater volatility in pricing and spreads; and (4) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general.

Overall stock market risks may affect the value of the Fund. Domestic and international factors such as political events, war, trade disputes, interest rate levels and other fiscal and monetary policy changes,

24

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

pandemics and other public health crises, and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. The impact of these and other factors may be short-term or may last for extended periods.

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. A company's earnings or dividends may not increase as expected due to poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations, war, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods.

Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

7. Borrowing and Interfund Lending:

Line of Credit:

For the year ended July 31, 2020, the Victory Funds Complex participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs. For the year ended July 31, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is reflected on the Statements of Operations under Line of credit fees.

The Fund had no borrowings under the Line of Credit agreement during the year ended July 31, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows the Fund to directly lend and borrow money to or from any other Fund in the Victory Funds Complex relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to the Fund, if any, during the period is reflected on the Statement of Operations under Interfund lending fees. As a Lender, interest earned by the Fund, if any, during the period is reflected on the Statement of Operations under Income on Interfund lending.

The Fund did not utilize or participate in the Facility during the year ended July 31, 2020.

8. Federal Income Tax Information:

The Fund intends to distribute any net investment income annually. Distributable net realized gains, if any, are declared and paid at least annually.

The amounts of dividends from net investment income and distributions from net realized gains (collectively distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in

25

USAA Mutual Funds Trust	Notes to Financial Statements — continued July 31, 2020

nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by the Fund may be reclassified as an offset to capital on the accompanying Statement of Assets and Liabilities.

The following permanent reclassifications were made between capital accounts to reflect the portion of the payments made to redeeming shareholders that was claimed as a distribution for income tax purposes during the year ended July 31, 2020 (amounts in thousands):

Total accumulated earnings/(loss)	Capital
$1	$(1)

The tax character of distributions paid during the tax years ended as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands).

Year Ended July 31, 2020			Year Ended July 31, 2019
Distributions paid from			Distributions paid from
Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$18,889	$264,549	$283,438	$17,180	$141,822	$159,002

*  Includes short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2020, the components of accumulated earnings (loss) on a tax basis were as follows (amounts in thousands):

Undistributed Ordinary Income	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Loss)
$11,694	$11,694	$(80,719)	$(4,361)	$(73,386)

*  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

At July 31, 2020, the Fund had net capital loss carryforwards as shown in the table below (amounts in thousands). It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

Short-Term Amount	Total
$80,719	$80,719

As of July 31, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation (depreciation) for investments were as follows (amounts in thousands):

Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$927,832	$88,046	$(92,407)	$(4,361)

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of USAA Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of USAA Value Fund (the "Fund") (one of the funds constituting USAA Mutual Funds Trust (the "Trust")), including the schedule of portfolio investments, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting USAA Mutual Funds Trust) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Victory Capital investment companies since 1995.

San Antonio, Texas
September 29, 2020

27

USAA Mutual Funds Trust	Supplemental Information July 31, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the state of Delaware. There are currently 10 Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and two of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 47 portfolios in the Trust. Each Trustee's address is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be until the Independent Trustee reaches age 75 or an Interested Trustee reaches age 75. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that after filling such vacancy at least two-thirds of the Trustees have been elected by the shareholders.

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
Jefferson C. Boyce, Born September 1957	Lead Independent Trustee, and Vice Chairman	2013	Senior Managing Director, New York Life Investments, LLC (1992-2012)	Westhab, Inc.
John C. Walters, Born February 1962	Trustee	2019

Retired. Mr. Walters brings significant Board experience including active involvement with the board of a Fortune 500 company, and a proven record of leading large, complex financial organizations. He has a demonstrated record of success in distribution, manufacturing, investment brokerage, and investment management in both the retail and institutional investment businesses. He has substantial experience in the investment management business with a demonstrated ability to develop and drive strategy while managing operation, financial, and investment risk.

Guardian Variable Products Trust (16 series), Lead Independent Director; Amerilife Holdings LLC, Director; Stadion Money Management; Director; University of North Carolina (Chapel Hill), Member Board of Governors.

28

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Robert L. Mason, Ph.D., Born July 1946	Trustee	1997

Adjunct Professor in the Department of Management Science and Statistics in the College of Business at the University of Texas at San Antonio (since 2001); Institute Analyst, Southwest Research Institute (March 2002-January 2016)

				None
Dawn M. Hawley, Born February 1954	Trustee	2014

Manager of Finance, Menil Foundation, Inc. (May 2007-June 2011), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Director of Financial Planning and Analysis and Chief Financial Officer, AIM Management Group, Inc. (October 1987-January 2006)

				None
Paul L. McNamara, Born July 1948	Trustee	2012	Director, Cantor Opportunistic Alternatives Fund, LLC (March 2010-February 2014) , which is a closed-end fund of funds by Cantor Fitzgerald Investment Advisors, LLC	None

29

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Richard Y. Newton III, Born January 1956	Trustee	2017

Director, Elta North America (01/18-present), which is a global leader in the design, manufacture, and support of innovative electronic systems in the ground, maritime, airborne, and security domains for the nation's warfighters, security personnel, and first responders; Managing Partner, Pioneer Partnership Development Group (December 2015-present)); Executive Director, The Union League Club of New York (June 2014-November 2015): Executive Vice President, Air Force Association (August 2012-May 2014); Lieutenant General, United States Air Force (January 2008-June 2012)

				None
Barbara B. Ostdiek, Ph.D., Born March 1964	Trustee	2008

Senior Associate Dean of Degree Programs at Jesse H. Jones Graduate School of Business at Rice University (since 2013); Associate Professor of Finance at Jessie H. Jones Graduate School of Business at Rice University (since 2001)

				None
Michael F. Reimherr, Born August 1945	Trustee	2000	President of Reimherr Business Consulting (May 1995-December 2017); St. Mary's University Investment Committee overseeing University Endowment (since 2014)	None

30

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustees.
David C. Brown, ** Born May 1972	Trustee	2019

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer (2011-2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer, Victory Capital Holdings, Inc. (since 2013). Mr. Brown brings to the Board extensive business, finance and leadership skills gained and developed through years of experience in the financial services industry, including his tenure overseeing the strategic direction as CEO of Victory Capital. These skills, combined with Mr. Brown's extensive knowledge of the financial services industry and demonstrated success in the development and distribution of investment strategies and products, enable him to provide valuable insights to the Board and strategic direction for the Funds

				Trustee, Victory Portfolios (42 series), Victory Portfolios II (26 series), Victory Variable Insurance Funds (9 series)

31

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Daniel S. McNamara, ** Born June 1966	Trustee and Chair of the Board of Trustees	2012

Trustee, President, and Vice Chairman of USAA ETF Trust (June 2017-June 2019); President of Financial Advice & Solutions Group (FASG), USAA (since 2013); Director, Investment Management Company (IMCO) (September 2009-April 2014); President, Asset Management Company (AMCO) (August, 2011-April 2013); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (since 2011); Director of USAA IMCO (since 2009); Chairman of Board of IMCO (since 2013); Director of AMCO (August 2011-June 2019); President and Director of USAA Shareholder Account Services (SAS) (October 2009-June 2019); Director and Vice Chairman of FPS (since 2013); President and Director of USAA Investment Corporation (ICORP) (since 2010); Chairman of Board of ICORP (since 2013); Director of USAA Financial Advisors, Inc. (FAI) (since 2013); Chairman of Board of FAI (since 2015). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

				None

**  Mr. Dan McNamara, the Chairman of the Board, is deemed an "interested person" due to his previous position as Director of AMCO, the former investment adviser of the Funds. Mr. Brown is deemed an "interested person" due to his position as Chief Executive Officer of Victory Capital, investment adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, on the SEC's website at www.sec.gov and/or by calling (800)-539-3863.

32

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 15935 La Cantera Pkwy, Building Two, San Antonio, TX, 78256. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Year Commenced Service	Principal Occupation During Past 5 Years

Interested Officers.

Christopher K. Dyer, Born February 1962	President	2019	Director of Fund Administration, Victory Capital (2004-present)
Scott A Stahorsky, Born July 1969	Vice President	2019	Manager, Fund Administration, Victory Capital (since 2015); Senior Analyst, Fund Administration, Victory Capital (prior to 2015)
James K. De Vries, Born April 1969	Treasurer, Principal Financial Officer	2018

Executive Director, Victory Capital Management Inc. (since 2019); Treasurer, USAA ETF Trust (September 2018-June 2019); Executive Director, Investment and Financial Administration, USAA (April 2012-June 2019); Assistant Treasurer, USAA ETF Trust (June 2017-September 2018); Assistant Treasurer, USAA Mutual Funds Trust (December 2013-February 2018)

Allan Shaer, Born March 1965	Assistant Treasurer	2019	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016)
Carol D. Trevino, Born October 1965	Assistant Treasurer	2018

Director, Accounting and Finance, Victory Capital Management Inc. (since 2019); Accounting/Financial Director, USAA (December 2013-June 2019); Assistant Treasurer, USAA ETF Trust (September 2018-June 2019).

Erin G. Wagner, Born February 1974	Secretary	2019	Deputy General Counsel, the Adviser (since 2013)
Charles Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	2019	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc. (2007-present)
Amy Campos, Born July 1976	Chief Compliance Officer	2019

Chief Compliance Officer, USAA Mutual Funds Trust (since 2019); Executive Director, Deputy Chief Compliance Officer, USAA Mutual Funds Trust and USAA ETF Trust (July 2017-June 2019); Compliance Director, USAA Mutual Funds Trust (2014-July 2017)

33

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities held during the most recent 12 months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's website at www.sec.gov.

Expense Examples

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2020 through July 31, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/20	Actual Ending Account Value 7/31/20	Hypothetical Ending Account Value 7/31/20	Actual Expenses Paid During Period 2/1/20- 7/31/20*	Hypothetical Expenses Paid During Period 2/1/20- 7/31/20*	Annualized Expense Ratio During Period 2/1/20- 7/31/20
Fund Shares	$1,000.00	$872.10	$1,020.24	$4.33	$4.67	0.93%
Institutional Shares	1,000.00	872.20	1,020.64	3.96	4.27	0.85%
Class A shares	1,000.00	871.40	1,019.19	5.30	5.72	1.14%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year).

34

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Additional Federal Income Tax Information

The following federal tax information related to the Fund's fiscal year ended July 31, 2020, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2021.

With respect to distributions paid, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended July 31, 2020 (amounts in thousands):

Dividend Received Deduction (corporate shareholders)*	Qualified Dividend Income (non-corporate shareholders)*	Short-Term Capital Gains Distributions	Long-Term Capital Gains Distributions(a)
100.00%	31.66%	$2,793	$264,549

*  Presented as a percentage of net investment income and excludes short-term capital gain distributions paid, if any. All or a portion of these amounts may be exempt from taxation at the state level.

(a)  Pursuant to Section 852 of the Internal Revenue Code.

35

USAA Mutual Funds Trust	Supplemental Information — continued July 31, 2020

  (Unaudited)

Liquidity Risk Management Program

The USAA Mutual Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the 1940 Act, as amended. The LRMP is reasonably designed to assess and manage the Fund's liquidity risk, taking into consideration the Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The USAA Mutual Funds' Board of Trustees approved the appointment of the Fund's investment adviser, Victory Capital Management Inc. ("Victory Capital") as the administrator of the LRMP. At an in-person meeting held on February 26, 2020, Victory Capital provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

Victory Capital manages liquidity risks associated with the Fund's investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of the Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, Victory Capital has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by Victory Capital. Victory Capital reviews the preliminary liquidity classifications, and, when appropriate, considers other information including input from the Fund's portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from Victory Capital concluded that the Fund did not experience any significant liquidity challenges during the covered period, and the Fund's LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable Victory Capital to oversee and manage liquidity risk and ensure the Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in the Fund. During the review period, the Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Fund has not adopted a Highly Liquid Investment Minimum. The Fund's investments were below the limitation on illiquid investments during the review period. Additionally, Victory Capital indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

36

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call
vcm.com	(800	) 235-8396

40846-0920

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.
(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; on July 1, 2019, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics ("Sarbanes Code") applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are Dr. Barbara B. Ostdiek, Ph.D. and Dawn M. Hawley, who are “independent” for purposes of this Item 3 of Form N-CSR.

Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Ms. Hawley was Chief Financial Officer, Director of Financial Planning and Analysis for AIM Management Group Inc. from October 1987 through January 2006 and was Manager of Finance at Menil Foundation, Inc. from May 2007 through June 2011. Each of Dr. Ostdiek and Ms. Hawley is an independent trustee who serves as a member of the Audit and Compliance Committee, Investments Committee, Product Management and Distribution Committee, and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.

Item 4. Principal Accountant Fees and Services.

	2020	2019
(a) Audit Fees (1)	$373,405	$463,500
(b) Audit-Related Fees (2)	-	-
(c) Tax Fees (3)	45,401	37,733
(d) All Other Fees (4)	-	-

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Ernst & Young LLP for statutory and regulatory filings.

(2)  For the fiscal years ended July 31, 2020 and July 31, 2019, there were no audit-related fees billed by Ernst & Young LLP to the Registrant.

(3) Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for assistance with PFIC Analyzer Service and tax consulting services.

(4) For the fiscal years ended July 31, 2020 and July 31, 2019, there were no other fees billed by Ernst & Young LLP to the Registrant.

(e)(1) All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit and Compliance Committee. The Audit and Compliance Committee Charter also permits the Chair of the Audit and Compliance Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit and Compliance Committee. All non-audit services were pre-approved by the Audit and Compliance Committee or its Chair, consistent with the Audit and Compliance Committee's preapproval procedures.

(e)(2) There were no services performed under Rule 2.01 (c)(7)(i)(C).

(f) Not applicable.

(g) Aggregate non-audit fees for services rendered to the:

	Registrant	Adviser
2020	$45,401	$129,964
2019	$37,733	$151,735

(h) The aggregate non-audit fees related to fees billed by Ernst & Young LLP for services rendered to the Registrant; the investment adviser, USAA Asset Management Company (AMCO) and its affiliate, USAA Investment Management Company (IMCO); and the Funds' transfer agent, Victory Capital Transfer Agency Inc. and prior transfer agent, USAA Shareholder Account Services (SAS), which includes aggregate fees accrued or paid to Ernst & Young, LLP for professional services rendered related to the annual study of internal controls of the transfer agent for fiscal years listed above. All services were preapproved by the Audit Committee.

Effective July 1, 2019, AMCO, the prior investment adviser to the Funds, and SAS, the prior transfer agent to the Funds, were acquired by Victory Capital Holdings, Inc. Effective July 1, 2019, Victory Capital Management Inc. is the new investment adviser and administrator to the Funds; SAS was renamed Victory Capital Transfer Agency, Inc. and is the new transfer agent to the Funds.

Ernst & Young LLP provided non-audit services to AMCO and IMCO in 2020 and 2019 and also provided certain tax services to Victory Capital Holdings, Inc. in 2019 that were not required to be pre-approved by the Registrant's Audit and Compliance Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by the Adviser or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)             USAA Mutual Fund Trust

By (Signature and Title)*          /s/ James K. De Vries

James K. De Vries, Principal Financial Officer

Date        October 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/ Christopher K. Dyer

Christopher K. Dyer, Principal Executive Officer

Date        October 8, 2020

By (Signature and Title)*         /s/ James K. De Vries

James K. De Vries, Principal Financial Officer

Date        October 8, 2020